SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                        _________________________________

                             Filed by the Registrant  X
                   Filed by a party other than the Registrant
                        _________________________________

                           Check the appropriate box:
      Preliminary  Proxy  Statement        X Definitive  Proxy  Statement
      Definitive  Additional  Materials      Soliciting  Material  Pursuant  to
                                             Rule  14a-12

      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
                   ___________________________________________

                             AFG INVESTMENT TRUST D
                (Name of Registrant as Specified in Its Charter)
                   ___________________________________________

Payment  of  Filing  Fee  (Check  the  appropriate  box):
          No  fee  required.
          Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title  of  each  class  of securities to which transaction applies:

(2)     Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)    Proposed  maximum  aggregate  value  of  transaction:

(5)     Total  fee  paid:

1     Set  forth  the amount on which the filing fee is calculated and state how it  was  determined.

X        Fee  paid  previously  with  preliminary  materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount  Previously  Paid:
(2)     Form,  Schedule  or  Registration  Statement  No.:
(3)     Filing  Party:
(4)     Date  Filed:

          February  11,  2003


Dear  Beneficiaries  of  AFG  Investment  Trust  D:

     In December 2000, AFG Investment Trust D (the "Trust"), along with three other affiliated trusts, made a tender offer through a subsidiary of MILPI Holdings, LLC ("MILPI") for all of the outstanding shares of PLM International, Inc. ("PLM"), an equipment leasing and management company. The four trusts collectively hold all of the outstanding membership interests in MILPI. In February 2002, MILPI completed the acquisition of PLM. The Managing Trustee believes that its interest in PLM, held through MILPI, currently constitutes the Trust asset with the most income and growth potential. It also intends for the operation of PLM to be the Trust's primary future business.

Your  consent  is  being  sought  to  proposals, listed below, that the Managing
Trustee believes would increase the income and value of PLM and in turn your investment in the Trust. Your consent is also being sought to proposals that the Managing Trustee believes would be in the best interest of the Trust in order to enable the Trust to continue its ongoing business. As discussed below, other than investments related to the business of PLM, or additional investments to support assets the Trust already owns, the Trust does not anticipate acquiring other investments. Each proposal is described in the enclosed Consent Solicitation Statement. Please take the time to read and carefully consider these proposals. A form of consent is enclosed with this Consent Solicitation Statement and instructions on how to submit your consent are included herein. Consents must be received no later than March 14, 2003 to be counted, unless the return date is extended (for up to 90 days) by the Managing Trustee in the event that a sufficient number of consents required for the adoption (or rejection) of the proposals has not been received by such date. In the event that the deadline is extended, the Managing Trustee will provide notice to Beneficiaries by means of a press release or a letter mailed to each Beneficiary.

Your consent is being sought with respect to the following proposals, which the Managing Trustee believes will provide the best opportunity to maximize the value of the Trust's assets, including its interest in PLM:

(1) To allow PLM, its parent, MILPI, and the subsidiaries and affiliates that they control, to continue to operate their ongoing business making investments after December 31, 2002, notwithstanding the end of the reinvestment period for the Trust.

(2) To approve a transaction whereby a newly formed subsidiary of PLM, RMLP, Inc., will receive a contribution from Semele Group, Inc. of partnership interests in BMIF/BSLF II Rancho Malibu Limited Partnership, a partnership that owns and is developing approximately 270 acres of land in Malibu, California, in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares (15.4%) of the common stock of RMLP, Inc.

Your  consent  is  also  being  sought  with respect to the following proposals:

(3) To amend Section 7.5 of the Trust Agreement to approve grants and exercises of rights of first refusal in connection with joint ventures between the Trust and its affiliates.

(4) To approve the purchase by MILPI of the membership interests in MILPI held by AFG Investment Trust A and AFG Investment Trust B, which would give the Trust, together with AFG Investment Trust C, shared 100% ownership of MILPI.

(5) To allow the Trust, in its operation of PLM, to enter into business arrangements with affiliates of the Trust in the ordinary course of business on terms no less favorable than those that they would receive if such arrangements were being entered into with independent third parties.


THE MANAGING TRUSTEE BELIEVES THAT THE ADOPTION OF EACH OF THE PROPOSALS IS IN THE BEST INTEREST OF THE TRUST AND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THE PROPOSALS. PLEASE RETURN THE ENCLOSED CONSENT FORM PRIOR TO MARCH 14, 2003 TO MAKE SURE THAT YOUR CONSENT IS COUNTED.


Very  truly  yours,

Gary  D.  Engle
President
AFG  ASIT  Corporation,  as  Managing  Trustee

                               SUMMARY TERM SHEET

     Set forth below is a brief summary of the proposals included in this Consent Solicitation Statement. This summary may not contain all of the information that is important to you. Therefore, to better understand the proposals and for a more complete description of their terms, in addition to this summary you should carefully read this Consent Solicitation Statement and the annexes attached to it in their entirety.

PROPOSAL  ONE  (P.  1)

- The Trust proposes to allow PLM International, Inc. ("PLM") and its parent, MILPI Holdings, LLC ("MILPI"), to continue to operate their ongoing business making investments after December 31, 2002, notwithstanding the end of the reinvestment period for the Trust.


- The Managing Trustee believes that the timing restrictions on investments set forth in the Trust's Trust Agreement do not apply to PLM, as an indirect subsidiary of the Trust. Unlike the Trust, PLM is an infinite life corporation engaged in the ongoing business of purchasing, managing and leasing assets directly or through investment programs similar to the Trust. The primary source of incremental income to PLM is from making new investments and then selling them either to investment programs or other third parties. Accordingly, in order to resolve any question as to whether or not the Trust's restriction on reinvestment might be construed to apply to PLM or MILPI, the Managing Trustee recommends that Beneficiaries of the Trust consent to PLM continuing to make investments after December 31, 2002.

PROPOSAL  TWO  (P.  3)

- The Trust proposes to engage in a transaction whereby a newly formed subsidiary of PLM International, Inc., RMLP, Inc., will receive a contribution from Semele Group, Inc. of partnership interests in BMIF/BSLF II Rancho Malibu Limited Partnership, a partnership that owns and is developing approximately 270 acres  of  land  in  Malibu,  California.

- In exchange for the contribution, RMLP will deliver to Semele $5.5 million in cash, a $2.5 million promissory note (bearing interest at the rate of 7%
per  annum)  and  182  shares  (15.4%)  of  the  common  stock  of  RMLP.

- The Managing Trustee believes that the proposed investment in the Rancho Malibu partnership represents a sound investment that is expected to provide reasonable, risk-adjusted pre-tax and post-tax rates of return to the Trust.

- The Trust's financial advisors have determined that the price to be paid by MILPI in connection with the purchase is fair to the Trust from a financial point of view. See "Proposal Two - Fairness Opinion."

PROPOSAL  THREE  (P.  31)

- The Trust proposes to amend Section 7.5 of its Trust Agreement to approve grants and exercises of rights of first refusal in connection with joint ventures between the Trust and its affiliates.

- Section 7.5 of the Trust Agreement initially provided that the Trust has the right of first refusal in the event of a proposed sale of an asset, or an interest therein, initiated by a joint venturer. However, when Section 7.5 was amended in June 1999, the provision was deleted. The Managing Trustee believes that the deletion of this right was inadvertent and that the right should be reinstated.

PROPOSAL  FOUR  (P.  32)


- The Trust proposes to cause MILPI to purchase the membership interests in MILPI held by two related entities, AFG Investment Trust A and AFG Investment Trust B, which would give the Trust, together with AFG Investment Trust C, shared 100% ownership of MILPI. The Trust and Trust C currently intend to continue operating PLM through MILPI as an ongoing business until the Trusts are liquidated pursuant to the terms of their respective Trust Agreements. Although it is anticipated that the Trust and Trust C will sell their interests in MILPI at the time of such liquidations, the Trusts have no current intentions regarding the terms of any such sales or the parties to whom the interest will be sold. If the sale of the Trust's MILPI interest back to MILPI is not concluded for any reason, the Managing Trustee would be authorized to determine, in its discretion, to sell Trust A's and Trust B's MILPI interest to another affiliate.




- The staff of the SEC has informed two affiliates of Trust A and Trust B that it believes that they may be unregistered investment companies. Accordingly, while they have publicly stated that they do not believe they are unregistered investment companies, they are in process of liquidating their remaining assets to avoid the burden and extra expense of continuing to pursue this issue with the staff of the SEC.



- The proposed acquisition is to be accomplished pursuant to a Membership Interest Purchase Agreement at the initial price paid to purchase the interests, less any dividends paid, plus the reimbursement of acquisition fees paid by the Trust to the Managing Trustee pursuant to the Trust Agreement in connection with the purchase of its MILPI membership interests.

- The Trust's financial advisors have determined that the price to be paid by MILPI in connection with the purchase is fair to the Trust from a financial point of view. See "Proposal Four - Fairness Opinion."


PROPOSAL  FIVE  (P.  83)

- The Trust proposes, in its operation of PLM International, Inc., to enter into business arrangements with affiliates of the Trust in the ordinary course of business on terms no less favorable than those that they would receive if such arrangements were being entered into with independent third parties

- As stated elsewhere in this Consent Solicitation Statement, the Managing Trustee believes that its interest in PLM, held through MILPI, currently constitutes the Trust's asset with the most growth and income potential and that it intends to conduct as much of the Trust's future business as possible through PLM. In order to do so, the Trust believes it must be able to operate PLM as an ongoing business and enter into agreements, understandings and arrangements with affiliates of the Trust in the ordinary course of business, despite any conflicts that may arise under the Trust Agreement.

                             AFG INVESTMENT TRUST D
                                 200 NYALA FARMS
                           WESTPORT, CONNECTICUT 06880

     This Consent Solicitation Statement (this "Solicitation Statement") is being furnished to each holder (individually, a "Beneficiary," and, collectively, the "Beneficiaries") of Class A Beneficiary Interests ("Class A Interests") and Class B Subordinated Beneficiary Interests ("Class B Interests"; the Class A Interests and the Class B Interests, collectively, the "Interests") in AFG Investment Trust D, a Delaware business trust (the "Trust"), by the Managing Trustee of the Trust, AFG ASIT Corporation, a Massachusetts corporation (the "Managing Trustee"), in connection with the solicitation by the Trust of the consent of the Beneficiaries to the above stated proposals.

This Solicitation Statement and the accompanying consent form are being mailed to Beneficiaries of record as of the close of business on February 6, 2003 (the "Record Date"). As of February 6, 2002, there were 1,934,755 Class A Interests and 3,142,083 Class B Interests outstanding, of which 45,124 Class A Interests were held by the Managing Trustee or its affiliates, and 3,140,684 Class B Interests were held by the Managing Trustee or its affiliates.

Pursuant to Section 11.2 of the Second Amended and Restated Declaration of Trust of the Trust, as amended (the "Trust Agreement"), Beneficiaries are entitled to cast one vote for each Class A Interest or Class B Interest they own. In general, a majority in interest of all of the Beneficiaries is required to take action on behalf of the Trust. However, in the case of a transaction that is deemed to be an "Interested Transaction" pursuant to the Trust Agreement, the Managing Trustee and its affiliates must vote their Class B Interests in accordance with the vote of a majority of the Class A Interests actually voted. In addition, the Managing Trustee and its affiliates may not vote their Class A Interests in connection with an Interested Transaction.

The Managing Trustee and its affiliate, Equis II Corporation, have agreed to treat all of the proposals as if they are Interested Transactions. Accordingly, the Managing Trustee and Equis II Corporation will not vote the 45,124 Class A Interests they hold or control and will vote all of the 3,140,684 Class B
Interests they hold in accordance with the vote of a majority of the Class A Interests actually voted. Each proposal will therefore be adopted or rejected based upon the majority of the Class A Interests actually voted by the Beneficiaries not affiliated with the Managing Trustee. For example, if a majority of the Class A Interests that vote are voted by the unaffiliated Beneficiaries to approve a proposal, all of the Class B Interests owned by the Managing Trustee and Equis II Corporation will also be voted to approve the proposal and it will be adopted. If a majority of the Class A Interests that vote are voted against a proposal, those Class B Interests will all be voted against the proposal and the proposal will be rejected.

Under Delaware law, no dissenters' rights (i.e., rights of nonconsenting Beneficiaries to exchange their Interests in the Trust for payment of their fair value) are available to any Beneficiary of the Trust regardless of whether such Beneficiary has or has not consented to a given Proposal.

The consent form enclosed with this Solicitation Statement, to be valid, must be signed by the record owner(s) of the Interests and returned to the Managing Trustee by March 14, 2003 (subject to extension for up to 90 days at the discretion of the Managing Trustee in the event that a sufficient number of consents required for the adoption - or rejection - of the proposals has not been received by such date). The Managing Trustee will provide notice to

Beneficiaries of any extensions by means of a press release or a letter mailed to each Beneficiary. You may return the consent form to the Managing Trustee by hand-delivery or overnight courier c/o The Altman Group, Inc., 1275 Valley Brook, Lyndhurst, New Jersey, 07071, telephone: (800) 217-0538, by facsimile:
(201) 460-0050, or by mail to P.O. Box 238, Lyndhurst, New Jersey 07071-9902. A stamped envelope addressed to the Managing Trustee is enclosed for you to mail your consent form. To be valid, a consent form must be signed by the record owner(s) of the Interests represented thereby as listed in the records of the Trust on the Record Date and, if returned by fax, both sides of the consent form must be returned.


Pursuant to Section 12.1 of the Trust Agreement, a written consent may not be withdrawn or voided once the consent form is received by the Managing Trustee. A properly executed consent form received by the Managing Trustee will be voted in accordance with the directions indicated on the form. If no direction is indicated as to a Proposal, a properly executed consent form received by the Managing Trustee will be voted in favor of that Proposal. However, brokers do not have discretionary authority to vote Interests held in street name. Therefore, the failure by beneficial owners of Interests held in street name to give voting instructions to brokers will result in broker non-votes. Broker non-votes, abstentions and the failure to consent will all be treated as
non-votes.   All questions as to the validity (including time of receipt) of all consent forms will be determined by the Managing Trustee, which determinations will be final and binding. Voting on the Proposals will be conducted only by written consent and no formal meeting of the Beneficiaries will be held. THE MANAGING TRUSTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS.

PLEASE VOTE BY MARKING AND SIGNING THE ACCOMPANYING CONSENT FORM AND RETURNING IT PROMPTLY IN THE ENCLOSED ENVELOPE SO THAT IT IS RECEIVED BY MARCH 14, 2003.

This Solicitation Statement has been prepared under the direction of the Managing Trustee on behalf of the Trust. The costs of preparing and mailing this Solicitation Statement and the enclosed consent form and soliciting consents will be paid by the Trust. In addition to soliciting the consent of Beneficiaries by mail, representatives of the Managing Trustee may, at the Trust's expense, solicit the consent of Beneficiaries by telephone, telegraph, in person or by other means. In addition, the Managing Trustee has retained The Altman Group to solicit consents. The fees of The Altman Group will be paid by the Trust and are estimated to be $4,000.

This Solicitation Statement is first being sent or given to Beneficiaries on or about February 11, 2003.

THE MANAGING TRUSTEE RECOMMENDS THAT YOU CONSENT TO EACH OF THE PROPOSALS AND URGES YOU TO COMPLETE AND RETURN THE ENCLOSED CONSENT FORM IMMEDIATELY. IF YOU HAVE QUESTIONS RELATING TO THE PROPOSALS, PLEASE TELEPHONE THE ALTMAN GROUP AT
(800)  217-0538.

                                     ------



                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----
PROPOSAL 1 - TO ALLOW PLM, ITS PARENT, MILPI, AND THE SUBSIDIARIES AND AFFILIATES THAT THEY CONTROL, TO CONTINUE TO OPERATE THEIR ONGOING BUSINESS MAKING INVESTMENTS AFTER DECEMBER 31, 2002, NOTWITHSTANDING THE END OF THE
REINVESTMENT  PERIOD  FOR  THE  TRUST                                          1
PROPOSAL 2 - APPROVAL OF THE ACQUISITION OF PARTNERSHIP INTERESTS IN RANCHO MALIBU LIMITED PARTNERSHIP FROM SEMELE GROUP, INC. BY RMLP, INC., A SUBSIDIARY
OF  PLM                                                                        3
SUMMARY                                                                        3
RISK  FACTORS                                                                  8
THE  PARTIES                                                                  16
The  Trust                                                                    16
Semele                                                                        16
Rancho  Malibu                                                                17
RMLP                                                                          17
C  &  D  Joint  Venture                                                       17
THE  TRANSACTION                                                              18
Background  to  the  Transaction                                              18
Description  of  the  Rancho  Malibu  Project                                 18
Structure  of  the  Transaction                                               19
Financing  of  the  Transaction                                               20
Potential  Partnering  with  California  Developer                            21
Reasons  for  the  Transaction                                                21
Interests  of  Certain  Persons  in  the  Transaction                         22
Imperial  Capital  Fairness  Opinion                                          22
Regulatory  Matters                                                           24
Appraisal  Rights                                                             24
Selected  Financial  Data                                                     25
THE  CONTRIBUTION,  ASSIGNMENT, ASSUMPTION  AND ACKNOWLEDGMENT AGREEMENT      26
Conditions  to  Completion  of  the  Transaction                              26

Conduct  of  Business  Pending  the  Consummation  of  the  Transaction       27
Termination                                                                   28
Description  of  the  Promissory  Note                                        28
Description  of  the  Common  Stock  of  RMLP                                 29
PROPOSAL 3 - APPROVAL OF THE AMENDMENT TO SECTION 7.5 OF THE TRUST AGREEMENT TO APPROVE GRANTS AND EXERCISES OF RIGHTS OF FIRST REFUSAL IN JOINT VENTURES
BETWEEN  THE  TRUST  AND  ITS  AFFILIATES                                     31
The  Amendment                                                                31
Reason  for  the  Amendment                                                   31
PROPOSAL 4 - APPROVAL OF THE PURCHASE BY MILPI OF THE MEMBERSHIP INTERESTS IN MILPI HELD BY TRUST A AND TRUST B, WHICH WOULD GIVE THE TRUST, TOGETHER WITH
TRUST  C,  SHARED  100%  OWNERSHIP  OF  MILPI                                 32
Reason  for  the  Sale                                                        32
Terms  of  the  Sale                                                          32
Fairness  Opinion                                                             33
Selected  Financial  Data                                                     36
FINANCIAL  INFORMATION  WITH  RESPECT  TO  MILPI                              38
Management's Discussion and Analysis of Financial Condition and Results of Operations for the Period February 7, 2001 through December 31, 2001 for MILPI
                                                                              38
Consolidated  Financial  Statements for  the  period  February  7,  2001 through
December  31,  2001  for  MILPI                                               45
Notes  to  Consolidated  Financial  Statement                                 51
Management's Discussion and Analysis of Financial Condition and Results of Operations for Periods Ended September 30, 2002 and 2001 for MILPI 63 Unaudited Condensed Consolidated Financial Statements For Periods Ended
September  30, 2002  and December 31, 2001 for  MILPI                         71
Notes to Condensed Consolidated Financial Statements (Unaudited)              76
PROPOSAL 5 - TO ALLOW THE TRUST, IN ITS OPERATION OF PLM, TO ENTER INTO BUSINESS ARRANGEMENTS WITH AFFILIATES IN THE ORDINARY COURSE OF BUSINESS ON TERMS NO LESS FAVORABLE THAN THOSE THAT THEY WOULD RECEIVE IF SUCH ARRANGEMENTS WERE BEING
ENTERED  INTO  WITH  INDEPENDENT  THIRD  PARTIES                              83
UNAUDITED  PRO  FORMA  FINANCIAL  INFORMATION                                 84
Notes  to  Unaudited  Pro  Forma  Financial  Information                      89

SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT         92
ADDITIONAL  INFORMATION  CONCERNING  THE  TRUST                               93
SPECIAL  NOTE  REGARDING  FORWARD-LOOKING  STATEMENTS                         94

Annex  A     Malibu  Contribution  Agreement                                 A-1
Annex  B     Malibu  Joint  Venture  Agreement                               B-1
Annex  C     Malibu  Amended  Partnership  Agreement                         C-1
Annex  D-1   Malibu  Fairness  Opinion                                       D-1
Annex  D-2   Malibu  Real  Estate  Appraisal                                 D-5
Annex  E     Text  of  Amendment                                             E-1
Annex  F     MILPI  Purchase  Agreement                                      F-1
Annex  G     MILPI  Fairness  Opinion                                        G-1

                  PROPOSAL 1 - TO ALLOW PLM, ITS PARENT, MILPI,
                  AND THE SUBSIDIARIES AND AFFILIATES THAT THEY
                  CONTROL, TO CONTINUE TO OPERATE THEIR ONGOING
BUSINESS MAKING INVESTMENTS AFTER DECEMBER 31, 2002, NOTWITHSTANDING THE END OF
                             THE REINVESTMENT PERIOD
                                  FOR THE TRUST

     MILPI is currently owned by all four of the AFG Investment Trusts. MILPI in turn owns PLM. As an indirect owner of PLM, the Trust receives potential income through acquisition fees and management fees earned by PLM, MILPI and their subsidiaries and affiliates. In addition to fee income, as the value of the PLM investment programs increase, so does the value of the Trust's membership interests in MILPI, thus creating value for the Trust.

Under Section 4.2(b)(iv) of the Trust Agreement governing the Trust, the Trust may not reinvest in additional Assets (as defined in the Trust Agreement) past December 31, 2002. A similar provision is included in the Trust Agreement governing Trust C as well. The provision restricting reinvestment reflects the Trust's investment policy and finite life, its stated intention to liquidate its Assets within seven years and the requirement to dissolve on or before December 31, 2004. This proposal does not contemplate any reinvestment of the Trust's funds and does not extend the Trust's reinvestment period beyond the December 31, 2002 deadline. Nor does the proposal change the termination date for the Trust or permit the Trust's funds or other assets to be used to provide funds for PLM to use. However, the Managing Trustee believes that neither the timing restrictions on investments in the Trust Agreement nor the definition of Assets in the Trust Agreement apply to PLM, as an indirect subsidiary of the Trust. Unlike the Trust, PLM is an infinite life corporation engaged in the ongoing business of purchasing, managing and leasing assets directly or through investment programs similar to the Trust. Prior to its acquisition by MILPI, PLM operated as a public company with no restrictions on the reinvestment of its funds. MILPI's acquisition of PLM was predicated on PLM continuing to operate as it had in the past. Accordingly, notwithstanding the end of the reinvestment period for the Trust and Trust C, PLM will continue to make investments as part of its ongoing business. In order to resolve any question as to whether or not the Trust's restriction on reinvestment might be construed to apply to PLM, the Managing Trustee recommends that the Beneficiaries consent to PLM continuing to make investments after December 31, 2002.


The primary source of potential income to PLM and its subsidiaries and affiliates is acquisition fees and management fees. PLM is currently entitled to receive such fees with respect to three PLM funds and on sales to third parties. PLM is also the general partner in the funds it manages, and therefore the value of its general partnership interest is maximized by having the PLM funds make investments that produce attractive returns.

Pursuant to the terms of the Trust Agreement, EFG or the Managing Trustee would normally receive fees in the amount of 1% on equipment acquisitions carried out by the Trust, and a 2% annual management fee on such equipment. The Managing Trustee would normally receive fees in the amount of 1% on non-equipment acquisitions carried out by the Trust and a 1% annual management fee on such assets. However, EFG and the Managing Trustee have agreed to limit any acquisition fees related to PLM to the extent they are in excess of 1% or 50% of what PLM or its affiliates would otherwise be entitled to receive. To the extent the existing Trust and PLM agreements provide no fee to the Managing Trustee, no modification to the agreements is proposed. After December 31, 2002, the Trust does not anticipate making any direct investments itself except for those investments related to maintaining existing Trust assets. PLM and its subsidiaries and affiliates are expected to be the principal investment vehicles in the future.





THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO THE APPROVAL OF PROPOSAL ONE.

             PROPOSAL 2 - APPROVAL OF THE ACQUISITION OF PARTNERSHIP
INTERESTS IN RANCHO MALIBU LIMITED PARTNERSHIP FROM SEMELE GROUP, INC. BY RMLP,
                            INC., A SUBSIDIARY OF PLM
                                     SUMMARY

     This summary highlights some of the questions that you, as a Beneficiary, may have concerning the proposed acquisition for which your consent is sought. This summary may not contain all of the information that is important to you. Therefore, to better understand the proposed acquisition and for a more complete description of the terms of the proposed acquisition, in addition to this summary you should carefully read this entire proposal and the related annexes attached hereto.

                                   THE PARTIES

AFG  INVESTMENT  TRUST  D

     The Trust is a Delaware business trust formed in 1993 to acquire and lease to third parties a diversified portfolio of capital equipment. The Trust's primary assets currently consist of capital equipment, as well as ownership interests in EFG Kirkwood LLC, a resort business, Kettle Valley, LLC, a real estate development company, and PLM, a company that manages and owns an equity interest in a diversified portfolio of transportation and related equipment for various investment programs sponsored by PLM and for other third-party investors.


The Managing Trustee of the Trust is AFG ASIT Corporation, which is a wholly-owned subsidiary of Equis II Corporation, a wholly-owned subsidiary of Semele Group, Inc. ("Semele").

The address of the Trust is 200 Nyala Farms, Westport, Connecticut 06880, telephone: (203) 341-0555.

SEMELE

     Semele is a Delaware corporation that was organized in 1987 as Banyan Strategic Land Fund II to invest primarily in short-term, junior, pre-development and construction mortgage loans. Today, Semele is engaged in various real estate activities, including residential property development, and holds investments in other companies operating in niche financial markets, principally involving real estate and equipment leasing. Semele's common stock is quoted on the OTC Bulletin Board, commonly referred to as the "over the counter market," under the trading symbol VSLF.OB.

Semele is the owner of Equis II Corporation, which in turn is the owner of the Managing Trustee of the Trust. Semele also owns BSLF II Rancho Malibu Corp.
("Rancho Malibu Corp."). BMIF/BSLF II Rancho Malibu Limited Partnership (the "Rancho Malibu partnership") is 73.95% owned by Rancho Malibu Corp., as a co-managing general partner, and 1.05% owned by Semele, as a limited partner.

The address of the Semele is 200 Nyala Farms, Westport, Connecticut 06880, telephone: (203) 341-0555.

RANCHO  MALIBU

     The Rancho Malibu partnership is 73.95% owned by Rancho Malibu Corp., which is 100% owned by Semele. The Rancho Malibu partnership owns approximately 270 acres of land in Malibu, California (the "Rancho Malibu property"), which is being developed as a single-family luxury residential subdivision. The Rancho Malibu property was acquired by an affiliate of Semele by deed in lieu of foreclosure in December 1990. To date, the Rancho Malibu partnership has obtained regulatory permits, commenced construction of an off-site waterline and planned the development's infrastructure. The address of the Rancho Malibu partnership is c/o PLM International, Inc., 200 Nyala Farms, Westport, Connecticut 06880, telephone: (203) 341-0555.

RMLP

     RMLP, Inc. ("RMLP") was formed for the purpose of engaging in the proposed Malibu transaction and currently has no operations. RMLP is 100% owned by PLM. PLM is owned by MILPI, and MILPI is in turn owned by the Trust and three other affiliated trusts. The address of RMLP is c/o PLM International, Inc., 200
Nyala  Farms,  Westport,  Connecticut  06880,  telephone:  (203)  341-0555.

                                 THE TRANSACTION

     Pursuant to a Contribution Agreement (the "Agreement"), RMLP will receive a capital contribution from Semele of Semele's limited partnership interests and from Rancho Malibu Corp. of Rancho Malibu Corp.'s general partnership interests in the Rancho Malibu partnership, in exchange for consideration, as more fully described below and in the Agreement. The Agreement is attached hereto as Annex
A. You should read the entire Agreement before making any decision with respect to Proposal Two, as it is the principal document governing the acquisition.

REASONS  FOR  THE  TRANSACTION  (P.  21)

     The Managing Trustee believes that the proposed investment in the Rancho Malibu partnership represents a sound investment that is expected to provide reasonable, risk-adjusted pre-tax and post-tax rates of return to the Trust.

STRUCTURE  AND  BACKGROUND  OF  THE  TRANSACTION  (PP.  18  AND  19)


     On March 1, 2002, the Trust and Trust C formed C & D IT LLC, a Delaware limited liability company, as a 50%/50% owned and managed joint venture (the "C & D Joint Venture"), for the purpose of making a conditional contribution of $2 million to the Rancho Malibu partnership in exchange for 25% of the interests in the Rancho Malibu partnership (the "C & D Joint Venture Contribution"). The Joint Venture Agreement between the Trust and Trust C that created the C & D
Joint Venture is attached hereto as Annex B. You should read the entire Joint Venture Agreement before making any decision with respect to Proposal Two.

The C & D Joint Venture was admitted to the Rancho Malibu partnership as a co-managing general partner pursuant to the terms of an Amendment to Limited
Partnership Agreement dated March 12, 2002 (the "Amendment to the Partnership Agreement"). The Amendment to the Partnership Agreement is attached hereto as Annex C. You should read the entire Amendment to the Partnership Agreement before making any decision with respect to Proposal Two. The C & D Joint Venture Contribution was made in anticipation of, and subject to, the consummation of the transactions contemplated by the Agreement, and on the condition that Semele contribute to the Rancho Malibu partnership 100% of the membership interests it held in RM Financing LLC, a Delaware limited liability company, the sole asset of which is a Note dated December 31, 1990 having an original principal amount of $12,750,000, increased to $14,250,000, with a 15.3% interest rate, made by the Rancho Malibu partnership in favor of Semele (the
Note has been held by a Semele affiliate since it received a deed in lieu of foreclosure on the property from the original owner).


The C & D Joint Venture possesses the right to demand the return of the C & D Joint Venture Contribution from the Rancho Malibu partnership if the transactions contemplated by the Agreement have not been consummated within 90 days of the receipt by the Rancho Malibu partnership and Semele of notice from the C & D Joint Venture that the requisite consents of the Beneficiaries of the Trust and Trust C have, or have not, been received. This right of the C & D Joint Venture is secured by a pledge of 50% of the capital stock of Rancho Malibu Corp. and 50% of the interests in the Rancho Malibu partnership held by Semele and Rancho Malibu Corp.

Currently, the Amendment to the Partnership Agreement provides that cash proceeds from the Rancho Malibu partnership will be paid as follows:
- 80% to the C & D Joint Venture and 20% to Semele until the C & D Joint Venture has received an aggregate of $2 million plus a 6% cumulative compounded annual rate of return thereon;
- Thereafter, 100% to Rancho Malibu Corp. until Rancho Malibu Corp. has received an aggregate of $9 million plus a 6% cumulative compounded annual rate of return thereon; and
-     Thereafter,  25% to the C & D Joint Venture and 75% to Rancho Malibu Corp.

     If the transactions contemplated by the Agreement are consummated, RMLP will be entitled, by virtue of the assignment of the interests in the Rancho
Malibu partnership by Semele and Rancho Malibu Corp. to RMLP, to receive the distributions described above that would previously have been paid to Semele and Rancho Malibu Corp. RMLP will also succeed Rancho Malibu Corp. as a co-managing general partner of the Rancho Malibu partnership with the C & D Joint Venture.

POTENTIAL  PARTNERING  WITH  CALIFORNIA  DEVELOPER  (P.  21)

     It is anticipated that the Rancho Malibu partnership will seek an experienced California real estate developer and form a joint venture to further develop the property. Accordingly, the Rancho Malibu partnership is presently in discussions with potential developers, none of whom are affiliated with the Trust or PLM. It is possible that the Rancho Malibu partnership would enter into a joint venture arrangement with one of them prior to the deadline for submitting consent forms pursuant to this Solicitation Statement. Because such discussions are still in the preliminary stages, it is not yet clear what form a potential joint venture would take or what interest, financially or otherwise, C & D Joint Venture would have in the new entity. However, it is likely that the structure of any such joint venture would result in the developer receiving a preferential return prior to or simultaneously with any funds being distributed to C & D Joint Venture or RMLP.

FINANCING  OF  THE  TRANSACTION  (P.  20)

     RMLP will receive a capital contribution from Semele of its limited partnership interests and of the general partnership interests of its wholly owned subsidiary, Rancho Malibu Corp., in the Rancho Malibu partnership, constituting a 75% interest in the partnership.

     In exchange for such contribution, RMLP will pay total consideration consisting of:


-     $5.5  million  in  cash  (to  be  funded  by  PLM);

- $2.5 million in the form of a promissory note (bearing interest at the rate of 7% per annum) in favor of Rancho Malibu Corp.; and


- 182 shares of common stock of RMLP, constituting 15.4% of the outstanding shares of RMLP, valued at $1 million.

     For the terms and conditions of the financing, including the terms of the promissory note and the common stock, see "The Contribution, Assignment, Assumption and Acknowledgment Agreement - Description of the Promissory Note" and "- Description of the Common Stock of RMLP," respectively.

INTERESTS  OF  CERTAIN  PERSONS  IN  THE  TRANSACTION  (P.  22)


     Semele presently owns 75% of the interests in the Rancho Malibu partnership, directly as a limited partner and indirectly as owner of its general partner. In addition, the Managing Trustee of the Trust is indirectly owned by Semele through its ownership of Equis II Corp. Gary D. Engle has a 40.3% interest in Semele and James A. Coyne has a 17.6% interest in Semele. Semele also owns 100% of Equis II Corporation, which owns 99.61% of the Class B Interests of the Trust. Together, Messrs. Engle and Coyne control a majority of interest in Semele and, through Equis II Corp. 99.61% of the Class B Interests. The interests of these two individuals could differ from the interests of the Trust's other Beneficiaries.

IMPERIAL  CAPITAL  FAIRNESS  OPINION  (P.  22)

     In deciding whether to approve the proposed acquisition, you should consider, among other things, the opinion of PLM's financial advisor, Imperial Capital, LLC, dated as of April 29, 2002, to the effect that, as of such date and based upon and subject to the various considerations set forth in such opinion, the price to be paid for the acquisition of the partnership interests in Rancho Malibu is fair to RMLP (and therefore to PLM) from a financial point of view. This opinion is attached hereto as Annex D-1. The California real estate market can be volatile and the development of the Rancho Malibu property is subject to complex permitting, zoning and financial considerations, so you are encouraged to read Imperial Capital, LLC's opinion carefully in its entirety for a description of the assumptions made, matters considered and limitations on the review undertaken. This opinion is not a recommendation to Beneficiaries as to how they should vote with respect to the proposed acquisition.


REGULATORY  MATTERS  (P.  25)

     The Trust does not believe that any material federal or state regulatory approvals, filings or notices are required to be filed in connection with the proposed transaction, other than such approvals, filings or notices required pursuant to federal and state securities laws.

APPRAISAL  RIGHTS  (P.  25)

     Beneficiaries will not have any appraisal rights in connection with the proposed transaction.


SELECTED  FINANCIAL  DATA  (P.  20)

     See  "Selected  Financial  Data."

                                  RISK FACTORS

THERE  ARE  GENERAL  RISKS  ASSOCIATED  WITH REAL ESTATE AND RELATED INVESTMENTS

     The Trust is subject to the risks associated with ownership, development and financing of real estate. The acquisition of the Rancho Malibu partnership will increase the Trust's exposure to real estate risk. These risks include, but are not limited to, liability for environmental hazards; changes in general or local economic conditions; changes in interest rates and the availability of construction and permanent mortgage financing which may render the development, sale or financing of a property difficult or unattractive and which may make debt service burdensome; changes in real estate, land use and zoning laws; changes in income taxes, real estate taxes (including increases due to development of the property) or federal or local economic controls; floods, earthquakes and other acts of nature; competition and possible over-building in the Malibu area or nearby communities; and other factors beyond the Trust's control. In addition, the illiquidity, in general, of real estate investments could impair the Trust's ability to respond promptly to changing circumstances.

THERE  ARE  RISKS  ASSOCIATED WITH THE DEVELOPMENT OF THE RANCHO MALIBU PROPERTY

     The Rancho Malibu property is not fully developed. Existing or future development activities of the Rancho Malibu partnership entail certain risks. These risks include the expenditure of funds on and devotion of management's time to certain aspects of the project which may not come to fruition; the risk that development costs of the project may exceed original estimates, possibly making the project uneconomical; the risk that the pads to be developed on the Rancho Malibu property will not sell as quickly as anticipated or at the prices anticipated; and the risk that permits and other governmental approvals required, or extensions of such permits and approvals, will not be obtained. In addition, the development of the Rancho Malibu property will require a significant investment of capital, beyond that which the Trust itself can provide. The Trust will be required to obtain funds for its capital expenditures through additional property-related joint ventures, cash flow from operations, property sales or financings. If the Trust and its joint venturers are unable to obtain such funds, it or they may have to defer or otherwise limit certain development activities. In addition, it likely will be necessary to secure any debt financing by offering the Rancho Malibu property as security. In the event of a default on any of such debt, the lender may foreclose on the Rancho Malibu property.


The Managing Trustee presently believes that the development costs of the Rancho Malibu property will approximate $12 million, of which approximately $1 million has already been spent. However, because the partnership would probably begin receiving income from the sale of lots prior to the completion of the project, it is estimated that the capital need will be no more than approximately $10 million. Although it is currently anticipated that this capital will be provided by either a construction loan, joint venture equity, or both, it is not feasible at this time to determine the terms on which such capital would be provided or the sources thereof.

THERE  ARE RISKS ASSOCIATED WITH THE PRIOR HISTORY OF THE RANCHO MALIBU PROPERTY


The Rancho Malibu property was initially acquired by Semele by deed in lieu of foreclosure. At the time of such acquisition, the property was valued at less than the aggregate amount of the indebtedness that the property secured. Additionally, Semele has in the past incurred and capitalized significant costs to acquire permits to develop the property, many of which costs resulted in an impairment taken to the project. There is therefore a risk that, depending upon the improvements needed to be made, the project may be subject to additional impairments in the future. Jones & Company did not consider the prior history of the Rancho Malibu property in preparing its appraisal. Imperial Capital considered the prior history of the Rancho Malibu property in preparing its fairness opinion only to the extent of reviewing Rancho Malibu's income tax return for the year ended December 31, 2001.




THERE ARE RISKS ASSOCIATED WITH THE MANAGING TRUSTEE'S HISTORY OF ENGAGING IN TRANSACTIONS WITH AFFILIATES

     The principal risk of this proposal is that the Managing Trustee will not act in the best interest of investors and that the price paid by the Trust may not be appropriate. During the course of its management of the Trust, the Managing Trustee has from time to time engaged the Trust in transactions with affiliates. A risk of transactions with affiliates is that, despite good faith efforts to adhere to the conflicts of interest and related party transactions provisions of the governing instruments and to act in the best interest of investors, a manager, managing trustee, director, officer or general partner may pay or accept a price in an affiliated transaction that proves to be too high or too low, as the case may be, or a transaction may prove over time not to be as successful as originally anticipated.

Several of these transactions have been the subject of claims asserted in the recently settled Rosenblum class action lawsuit described below that the Managing Trustee and/or its affiliates breached their fiduciary duties to the investors. The Trust's Declaration of Trust generally prohibits the Managing Trustee from entering into arrangements on behalf of the Trust with any affiliate except as specifically permitted by the Declaration of Trust. The Declaration of Trust specifically provides that the Trust may enter into a general partnership, joint venture, trust or other business arrangement, collectively defined as Joint Ventures, with affiliates of the Managing Trustee if certain conditions are met. In addition, certain investment programs sponsored by affiliates of the Managing Trustee have experienced defaults and bankruptcies by lessees, which have adversely affected, or may in the future adversely affect, the economic results of such investment programs. Several of the investment programs sponsored by EFG or its predecessors, including the Trust, have experienced financial losses and write-downs in the carrying value of assets. There can be no assurance that future circumstances will not require further write-downs to the carrying value or losses with respect to the Trust's aircraft, investments in real estate development or to any of its other assets. The following is a description of the Rosenblum class action, certain transactions with affiliates entered into by the Trust and affiliated investment programs, certain other non-equipment transactions entered into by the Trust and affiliated investment programs that have not proved to be as successful as originally anticipated, and the de-listing of Semele, an affiliate of the Managing Trustee.

ALLEGED  BREACHES  OF  FIDUCIARY  DUTY  IN  THE  ROSENBLUM  CLASS  ACTION

     In January 1998, certain plaintiffs filed a class and derivative action, known as Leonard Rosenblum, et al. v. Equis Financial Group Limited Partnership, et al., in the United States District Court for the Southern District of Florida (the "Class Action") on behalf of the investors in 28 equipment leasing programs, including the Trust, against EFG and a number of its affiliates, including the Managing Trustee, as defendants. Plaintiffs alleged, among other things, that the defendants breached their fiduciary duties to the partnerships and their investors.

The Managing Trustee and its affiliates denied that any of them have committed any violations of law or breached any fiduciary duties to the plaintiffs or the nominal defendants and believe the allegations to be without merit.
The defendants' and plaintiffs' counsel subsequently negotiated settlements of the claims on behalf of the investors in the 28 programs including the Trust, and the Court issued its Order and Final Judgment, approving the final settlement and dismissing the Class Action in June 2002.

LOANS BY PARTNERSHIPS TO AFFILIATE IN CONNECTION WITH A PRELIMINARY SETTLEMENT AGREEMENT IN THE ROSENBLUM CLASS ACTION AS POSSIBLE VIOLATIONS OF THE PARTNERSHIP AGREEMENTS

     In connection with a preliminary settlement agreement for the claims asserted in the Class Action on behalf of 11 limited partnerships, the Court permitted the partnerships to invest in any new investment, including, but not limited to, new equipment or other business activities, subject to certain limitations. The partnerships loaned $32 million to a newly formed real estate company, Echelon Residential Holdings, that used the loan proceeds to acquire various real estate assets from an unrelated real estate company. The partnerships subsequently wrote down the net carrying value of the loans and related accrued interest to $29.2 million and ceased accruing interest. The partnership agreements prohibit the partnerships from making loans to their general partners or their affiliates. A former officer of the general partner employed by EFG agreed to serve as the initial equity holder of Echelon Residential Holdings and as an unpaid manager of Echelon Residential Holdings. He made a $185,465 equity investment in Echelon Residential Holdings. His return on his equity investment is restricted to the same rate of return as the partnerships realize on their loans. If the former officer were deemed to be an affiliate of the partnerships, the loans could appear to have been made in violation  of  the  prohibition  in  the partnership agreements against loans to
affiliates.    Although  the  partnerships  were  repaid  their  $32  million principal amount plus 7.5% interest by the defendants pursuant to the terms of the settlement, the loans could not have been repaid if the source of repayment had depended upon the real estate investment made with the loan proceeds.

THE  EFFECT  OF  BELOW  MARKET  CASH  TENDER  OFFERS  ON  CERTAIN  INVESTORS

     In 1995, an affiliate of the Managing Trustee made a cash tender offer for a portion of the units held by investors in each of 21 equipment leasing limited partnerships. In 1997, the Trust and three affiliated trusts made a cash offer to redeem a portion of the beneficial interests held by investors in the four trusts. Neither offer was conditioned on any minimum number of units being tendered, and investors were free to accept or reject the offers, which offered them cash for their investment. The purchase prices offered to investors for units in all but one of the partnerships and in one of the four trusts were below the reported bid and asked prices in the secondary market for units prior to the commencement of the offers and were below the then-current liquidation values of the units, which was disclosed to investors in the tender offer documents. However, certain investors may have tendered their units without recognizing that the tender offer prices were for less than the liquidation value of the assets.

THE  MANAGING  TRUSTEE CAUSED THE TRUSTS TO GUARANTEE AN AFFILIATE'S OBLIGATIONS

     In March 2000, the Trust and three affiliated trusts entered into a guarantee pursuant to which the trusts guaranteed an affiliate's obligations as master lessee under a master lease agreement with Heller Affordable Housing Florida, Inc., HAHF Trust I and HAHF Trust II , as master lessors. The maximum exposure under the guarantee initially was $34,500,000, which maximum exposure amount was reduced to $7,000,000 by December 2000. During the year 2001, the obligations of the trusts under the guarantee terminated by its terms. The trusts were paid aggregate fees of approximately $1,140,000 for providing the guarantee. While this guarantee has terminated, there is a risk that these types of transactions may involve a conflict of interest under the Trust Agreement.

EXTENSION OF MATURITY DATE OF EXISTING LOAN AS POSSIBLE VIOLATION OF PROHIBITION AGAINST LOANS TO AFFILIATES

     In 1997, five partnerships and Trust A sold their beneficial interests in three cargo vessels to Semele in exchange for an aggregate of $3,800,000 cash, 198,700 shares of Semele common stock and beneficial interest in a note from Semele (the "Semele Note") of $4,419,500. At the time of the sale, Semele was a public company unaffiliated with the general partners and Managing Trustee. Subsequently, Semele became affiliated with them. The Semele Note bears an annual interest rate of 10% and was originally scheduled to mature in April 2001. The maturity date was subsequently extended to April 2003. The extension of the maturity date could be deemed to be a new loan in violation of the prohibition against loans to affiliates. The extension of maturity relieved Semele (whose common stock was recently delisted) of the responsibility to pay or refinance the Semele Note at its original maturity date. If Semele had borrowed funds to repay the Semele Note at its original maturity date the interest rate might have been greater than 10%.

INVESTMENTS  IN  NON-EQUIPMENT  TRANSACTIONS

       In an effort to boost the returns to the investors over that expected from its equipment leasing portfolio and to better diversify its assets base, the Trust, three affiliated trusts and Semele formed joint ventures to acquire PLM (an equipment leasing and management company), and interests in the Kirkwood Mountain Resort in northern California and the Purgatory Ski Resort near Durango, Colorado (both of which own undeveloped real estate) and in a real estate development project in British Columbia known as Kettle Valley. To date, the real estate and ski resort joint ventures have incurred losses, some of which may be attributable to the real estate development cycle, some to the decline in the economy, and, in the case of the ski resorts only, a shortage of snow last year. The Trust may not be able to recoup its losses prior to the Trust's requirement to dissolve on or before December 31, 2004. PLM has experienced a decline in revenues and net income in the first three quarters of 2002, in part, because of management's decision not to make new investments due to declining asset values, particularly of used aircraft and railroad rolling stock.


     PLM. In December 2000, the Trust and three affiliated trusts formed MILPI. The Trusts collectively paid $1.2 million for their membership interests in MILPI, and MILPI purchased all of the common stock of MILPI Acquisition Corp. for an aggregate purchase price of $1.2 million. MILPI Acquisition entered into an agreement with PLM for the purpose of acquiring up to 100% of the outstanding common stock of PLM for an approximate purchase price of up to $27 million. In connection with the acquisition, on December 29, 2000, MILPI Acquisition commenced a tender offer to purchase any and all of PLM's outstanding common stock.

Pursuant to the cash tender offer, MILPI Acquisition acquired 83% of PLM's outstanding common stock in February 2001 for a total purchase price of approximately $21.8 million. Under the terms of the agreement, with the approval of the holders of 50.1% of the outstanding common stock of PLM, MILPI Acquisition would merge into PLM, with PLM being the surviving entity. After a special meeting of the PLM stockholders, the merger was consummated on February 6, 2002. Because Trusts A and B have determined to liquidate their assets, the Trust and Trust C provided the funds necessary to acquire the remaining 17% of PLM's outstanding common stock. As a result of the merger, the Trust and Trusts A, B and C collectively own 100% of the outstanding common stock of PLM through their ownership of MILPI. PLM's revenues of $3,854,000 for the nine months ended September 30, 2002 declined from its revenues of $6,793,000 for the period February 7, 2001 through September 30, 2001. PLM's net income declined to $1,464,000 from $2,637,000 during the same periods.


SKI RESORTS. The Trust, three affiliated trusts and Semele in May 1999 formed a joint venture, EFG Kirkwood LLC, that in turn acquired interests in a joint venture, with independent third parties, that owns Kirkwood Mountain Resort in northern California and a controlling interest in Purgatory Ski Resort near Durango, Colorado. The Managing Trustee is the manager of EFG Kirkwood. To date, EFG Kirkwood has incurred losses aggregating $3,323,063.


In March 1999, the Trust, an affiliated trust and Semele formed EFG/Kettle Development LLC that in turn acquired an indirect ownership interest, with an independent third party, in a residential and commercial real estate development project in British Columbia, Canada. The developer of the project is Kettle Valley Development Limited Partnership. The general partner of Kettle Valley Development Limited Partnership is a subsidiary of Semele. To date, EFG/Kettle Development LLC has incurred losses aggregating $1,104,671.


SEMELE  DELISTING

     On August 7, 2001, The Nasdaq Stock Market, Inc. informed Semele, an affiliate of the Managing Trustee, that its common stock would no longer be listed on The Nasdaq SmallCap Market because Semele no longer met the net tangible assets/market capitalization/net income requirement for continued inclusion. Semele's fall in net income below the $500,000 minimum requirement was a result of Semele's acquisition of Equis II Corporation, an affiliate, in 2000 and the related effect of that acquisition on Semele's balance sheet at December 31, 2000.


THE TRUST COULD INCUR SIGNIFICANT COSTS AND EXPENSES RELATED TO ENVIRONMENTAL PROBLEMS

     The Rancho Malibu property is subject to various federal, state, and local laws and regulations relating to environmental matters. Accordingly, although the Managing Trustee is not aware of any material environmental issues relating to the Rancho Malibu property, if the Trust acquires partnership interests in the Rancho Malibu partnership, the Trust may be at risk because the Rancho Malibu partnership could be exposed to liability primarily as an owner of real property, and as such, could be responsible for the clean-up or other remediation of hazardous or toxic substances located on the property. Contamination for which the Rancho Malibu partnership, and indirectly the Trust, could be liable may even include liability for historic contamination that could be imposed in certain circumstances without regard to whether the Rancho Malibu partnership or the Trust knew of, or was responsible for, the presence of such contamination or hazardous or toxic substances. The presence of or failure to properly clean up or remediate hazardous or toxic substances could impair the Rancho Malibu partnership's and the Trust's ability to sell or borrow against the property. These laws and regulations also impose liability on persons who arrange for the disposal or treatment of hazardous or toxic substances at another location for the costs of removal or remediation of these hazardous substances at a disposal or treatment facility. Further, these laws often impose liability regardless of whether the entity arranging for the disposal ever owned or operated the disposal facility. Other environmental laws and regulations impose liability on owners or operators of property for injuries relating to the release of asbestos-containing materials into the air. If it was determined that there were any hazardous or toxic substances on the Rancho Malibu property, as an owner of the property and as a potential arranger for hazardous substance disposal, the Trust could be liable for removal or remediation costs, governmental penalties, property damage, personal injuries and related expenses. Payment of these costs and expenses could impair the Trust's financial condition and materially harm its business.
In addition, environmental laws and regulations can change rapidly and the Rancho Malibu property could become subject to more stringent environmental laws and regulations in the future. If the proposed acquisition is approved and the Trust becomes an indirect owner of the Rancho Malibu property, compliance with more stringent environmental laws and regulations could have a material adverse effect on the Trust's business, financial condition or results of operations.

THE TRUST COULD BE REQUIRED TO MAKE SIGNIFICANT EXPENDITURES TO COMPLY WITH REAL ESTATE REGULATIONS

     The Rancho Malibu property is subject to various other federal, state and local regulatory requirements such as zoning laws, local building codes and other similar regulations. Failure to comply with these requirements could result in the imposition of fines by governmental authorities or awards of damages to private litigants. The Trust believes that the Rancho Malibu property is currently in substantial compliance with all applicable regulatory requirements, although if there are changes in these laws, the Rancho Malibu partnership may be required to make expenditures to comply with changes in these laws. No material expenditures are contemplated at this time in order to comply with any such laws or regulations; however, there can be no assurance that these requirements will not be changed or that new requirements will not be imposed that would require significant unanticipated expenditures. Such additional expenditures could have an adverse effect on the business, financial condition and results of operations of the Trust if the Trust were required to fund all or a portion of the additional expenditures required on behalf of the Rancho Malibu partnership.

THE  RANCHO  MALIBU  PARTNERSHIP  MAY  NOT  BE ABLE TO INSURE AGAINST ALL LOSSES

     The Rancho Malibu partnership will carry insurance on the Rancho Malibu property in the form of comprehensive general liability, fire, flood and extended coverage loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. There are, however, certain types of risks (generally of a catastrophic nature such as from wars or environmental contamination) that are either uninsurable or not economically insurable.

The Rancho Malibu partnership intends to carry insurance for earthquake risks if Proposal Two is approved, subject to certain policy limits and deductibles. However, there can be no assurance that, if an earthquake were to occur on the Rancho Malibu property, which is located in a historically earthquake-prone area, the recoverable amount of insurance proceeds would be sufficient to fully cover reconstruction costs and other losses suffered. Should an uninsured or underinsured loss occur, the Trust could lose its investment in, and anticipated income and cash flows from, the Rancho Malibu property, even though the Rancho Malibu partnership would continue to be obligated to repay any recourse mortgage indebtedness on the Rancho Malibu property.

Additionally, although the Rancho Malibu partnership intends to obtain an owner's title insurance policy with respect to the property if Proposal Two is approved, the amount of coverage under such policy may be less than the full value of such property. If a loss occurs resulting from a title defect with respect to the property where there is no title insurance or the loss is in excess of insured limits, the Trust could lose all or part of its investment in, and anticipated income and cash flows from, the Rancho Malibu property.

THE TRUST'S MANAGERS AND AFFILIATES MAY HAVE INTERESTS IN THE PROPOSED MALIBU TRANSACTION THAT ARE DIFFERENT FROM OR IN ADDITION TO THE INTERESTS OF OTHER BENEFICIARIES


     In considering the recommendation of the Managing Trustee with respect to the Malibu transaction and deciding whether or not to approve Proposal Two, Beneficiaries should be aware that the Managing Trustee and its affiliates may have interests in the Malibu transaction that are different from or in addition to those of other Beneficiaries. As owners, collectively, of approximately 57.9% interest in Semele, Gary D. Engle and James A. Coyne have a significant interest in the development of the Rancho Malibu property and the sale of the Rancho Malibu partnership interests to the Trust. In addition, Semele indirectly owns approximately 28% of the Trust and Trust C. If third party investors, such as the Trusts and other possible investors, do not participate in the future development of the Rancho Malibu property, the Rancho Malibu partnership may not have the available cash, or access to funds to complete the development of the Rancho Malibu property.

In addition, the Rancho Malibu partnership has certain built-in losses (where the tax basis of its assets exceeds the value of the assets) that will be recognized when the individual lots are sold. The proposed transactions are expected to permit PLM to use the tax losses to offset its income. If, however, a third party, such as RMLP, does not purchase the partnership interests, the Rancho Malibu partnership will be unable to avail itself of certain tax benefits associated with its current net operating loss. See "Proposal Two - Selected Financial Data."


PLM  MAY  NOT  BE  ABLE  TO  RECOGNIZE  THE  TAX  BENEFITS  IT  EXPECTS FROM THE
TRANSACTION

     The Managing Trustee believes that the investment provides reasonable pre-tax and post-tax risk-adjusted returns. However, if tax benefits are not realized because certain net operating losses are not allowed, it would reduce the overall after-tax return to PLM.

THERE  ARE  RISKS  ASSOCIATED  WITH  JOINT  VENTURES

     If the Malibu proposal is approved, the Trust, through its investment in PLM, would own its interest in the Rancho Malibu property through a joint venture, with Trust C, that will own RMLP. In addition, the Rancho Malibu partnership is negotiating to enter into a joint venture with an unaffiliated California real estate developer to help develop the Rancho Malibu property. Because of the expertise the developer likely would bring to the project, it is likely that the developer would receive a preferential return prior to or simultaneously with any funds being distributed to the Rancho Malibu partnership.

Joint  ventures  involve  certain  risks,  including:
- the possibility that a co-venturer may at any time have economic or business interests or goals that are inconsistent with those of the Trust or take actions contrary to the instructions or requests of the Trust or contrary to the Trust's policies or objectives with respect to its real estate investments;
- the risk that the Trust's co-venturers could experience financial difficulties or seek the protection of bankruptcy, insolvency or other similar laws, which could result in additional financial demands on the Trust to maintain and operate the Rancho Malibu property or repay the co-venturers' share of property debt guaranteed by the Trust or for which the Trust is jointly and severally liable, and in delays, expenses and other problems associated with obtaining a court approval of joint venture decisions;
- the need to obtain co-venturers' consent with respect to certain major decisions, including the decision to distribute cash, obtain financing or sell a property; and
- the fiduciary duties owed by co-venturers to one another may conflict with those owed to the Beneficiaries.
     The Trust does not have sole control of certain major decisions relating to the Rancho Malibu property, including decisions relating to the development of the property and the sale of lots developed on the property, refinancing and timing and amount of distributions of cash from the Rancho Malibu property to the Trust. In addition, the sale or transfer of interests in the joint venture may be subject to rights of first refusal or first offer and buy-sell or similar arrangements. Such rights may be triggered at a time when the Trust may not desire to sell but may be forced to do so because it does not have the cash to purchase the other parties' interests. Such rights may also inhibit the ability of the Trust to sell its interest in the Rancho Malibu property or the joint venture within the time frame or otherwise on the basis desired by the Trust.


In addition, because it is likely that the developer would receive a preferential return prior to or simultaneously with any funds being distributed to the Rancho Malibu partnership, there is a risk that the Trust may not receive any actual return from the investment prior to its scheduled termination on December 31, 2003. In such event, the investment may be inappropriate for the Trust because the Trust could be forced to rely upon a sale to an affiliate in order to exit its investment. However, in the event all or any portion of the development costs are funded out of a construction loan, the Managing Trustee currently anticipates that the construction loan would allow for payments to the equity participants, including PLM, prior to retiring such debt. The Managing Trustee also expects to be able to make use of anticipated tax benefits from built-in losses discussed above at the time each individual lot is sold, which is likely to be prior to the partnership's realizing any cash flow from the investment. Furthermore, the Managing Trustee believes that the transaction will enhance the value of the Trust's interest in MILPI, because the Rancho Malibu investment may reduce the deferred tax liability of PLM, prior to the time that the Trust is required to dissolve.

                                   THE PARTIES

THE  TRUST

     The Trust is a Delaware business trust formed on September 22, 1993, to acquire and lease to third parties a diversified portfolio of capital equipment. The Managing Trustee of the Trust and of three other Delaware business trusts (collectively, the "AFG Investment Trusts" or the "Trusts") is AFG ASIT Corporation, a Massachusetts corporation that was organized on August 13, 1991. AFG ASIT Corporation is a wholly owned subsidiary of Equis II Corporation and an affiliate of Equis Financial Group, Limited Partnership, a Massachusetts limited partnership ("EFG" or the "Advisor"). Equis II Corporation is a wholly owned subsidiary of Semele Group Inc. The principal executive office of the Trust is at 200 Nyala Farms, Westport, Connecticut 06880. The principal executive office of the Managing Trustee and EFG is at 88 Broad Street, Boston, Massachusetts 02110.

EFG serves as advisor to the Trust pursuant to a separate agreement. As Advisor, EFG provides various services to the Trust, including selection of the Trust's equipment assets for acquisition by the Trust and management of equipment assets, for which it receives compensation as provided in the Trust Agreement. Semele is Special Beneficiary of the Trust, holding an 8.25% carried interest in the Trust. As such, it participates in Trust distributions, but does not have the right to vote.


As of February 6, 2003, there were 1,934,755 Class A Interests outstanding, which were held by 2,080 investors. As of February 6, 2003, there were 3,142,083 Class B Interests outstanding, of which (i) 3,140,684 were held by Equis II Corporation or its affiliates, and (ii) 1,400 were held by nine other investors.


The Trust's primary assets currently consist of capital equipment, as well as ownership interests in EFG Kirkwood LLC, a resort business, Kettle Valley, LLC, a real estate development company, and PLM, a company which manages a diversified portfolio of transportation and related equipment for various investment programs sponsored by PLM and for other third-party investors.

SEMELE

     Semele is a Delaware corporation that was organized in 1987 as Banyan Strategic Land Fund II to invest primarily in short-term, junior, pre-development and construction mortgage loans. Today, Semele is engaged in various real estate activities, including residential property development, and holds investments in other companies operating in niche financial markets, principally involving real estate and equipment leasing. Semele's common stock is quoted on the over the counter market under the trading symbol VSLF.OB. Semele is the owner of Equis II Corporation, which in turn is the owner of the Managing Trustee of the Trust. Semele also owns Rancho Malibu Corp. The Rancho Malibu partnership is 73.95% owned by Rancho Malibu Corp., as a co-managing general partner, and 1.05% owned by Semele, as a limited partner.
The address of the Semele is 200 Nyala Farms, Westport, Connecticut 06880, telephone: (203) 341-0555.

RANCHO  MALIBU

     The Rancho Malibu partnership is 73.95% owned by Rancho Malibu Corp., as a co-managing general partner, and 1.05% owned by Semele, as a limited partner. Rancho Malibu Corp., is 100% owned by Semele. The remaining 25% interest in the Rancho Malibu partnership is owned by the C & D Joint Venture. The Rancho Malibu partnership owns approximately 270 acres of land in Malibu, California, that is being developed as a single-family luxury residential subdivision. Semele acquired the Rancho Malibu property by deed in lieu of foreclosure through an affiliated entity in December 1990.

RMLP

     RMLP is 100% owned by PLM. MILPI in turn owns 100% of PLM. The Trust and other affiliated trusts jointly own all of the membership interests in MILPI. RMLP was formed for the purpose of engaging in the Malibu transaction and it currently has no operations.

C  &  D  JOINT  VENTURE

     On March 1, 2002 the Trust and Trust C formed the C & D Joint Venture as a 50%/50% owned and managed joint venture for the purpose of making the C & D Joint Venture Contribution. The C & D Joint Venture was admitted to the Rancho Malibu partnership as a co-managing general partner with a 25% equity interest pursuant to the terms of the Amendment to the Partnership Agreement.

                                 THE TRANSACTION

BACKGROUND  TO  THE  TRANSACTION

     In December 2000, the Trust, along with Trust A, Trust B and Trust C, made a tender offer through a subsidiary of MILPI for all of the outstanding shares of PLM. In February 2002, MILPI completed the acquisition of PLM. The four trusts collectively hold all of the outstanding membership interests in MILPI. Accordingly, the four trusts indirectly hold all of the outstanding shares of PLM. However, pursuant to separate consent solicitation statements, Trust A and Trust B are seeking the consent of their beneficiaries to transfer their respective interests in MILPI back to MILPI and the Trust and Trust C are seeking the consent of their respective beneficiaries to approve the purchase of such interests by MILPI. If the transfer of the membership interests back to MILPI is approved by each of the four trusts, and the transfer is consummated, the Trust and Trust C will hold directly all of the membership interests in MIPLI and indirectly all of the outstanding shares of PLM.

Each of the four trusts are managed by AFG ASIT Corporation, the Managing Trustee, which is a wholly owned subsidiary of Equis II Corporation. Equis II Corporation is a wholly owned subsidiary of Semele.

Semele also owns 1.05% of the Rancho Malibu partnership, and 100% of Rancho Malibu Corp., which owns 73.95% of the Rancho Malibu partnership and is its co-managing general partner. Accordingly, the officers and directors of Semele as well as affiliates of the Managing Trustee have interests in both the Rancho Malibu partnership and in the Trust. In particular, Gary D. Engle is President and Director of the Managing Trustee and Chairman and Chief Executive Officer of Semele and has a 40.3% interest in Semele. James A. Coyne is President and Chief Operating Officer of Semele and has a 17.6% interest in Semele. Semele also owns 100% of Equis II Corporation, which owns 99.61% of the Class B Interests of the Trust.

The Board of Directors of Semele formed a special committee, consisting of its three independent directors, for the purpose of considering the sale of its limited partnership interests, and the general partnership interests of its wholly owned subsidiary, Rancho Malibu Corp., in the Rancho Malibu partnership. This special committee retained separate counsel to advise it with respect to the proposed transaction and to negotiate the terms of the Amendment to the Partnership Agreement whereby the C & D Joint Venture was admitted into the Rancho Malibu partnership and to negotiate the terms of the Contribution Agreement. The Trust was informed on May 28, 2002 that the special committee had approved the proposed transaction pursuant to the terms of the Contribution Agreement, subject to a review of certain background information.

DESCRIPTION  OF  THE  RANCHO  MALIBU  PROJECT

     The Rancho Malibu partnership owns approximately 270 acres of land in Malibu, California, which is being developed as the Estates at Rancho Malibu. The Estates at Rancho Malibu will likely consist of 46 custom lot pads in a single-family luxury residential subdivision. The individual lots will likely range from a minimum of 9,000 square feet to a maximum of 18,900 square feet, with an average of 13,242 square feet of area per lot. The average retail value per pad is estimated at approximately $715,000.

The Estates at Rancho Malibu is located in the Encinial Canyon community of Malibu, California, in an unincorporated area just north of the Malibu city boundary. This area lies in the West Los Angeles area of Los Angeles County. The project site is located east of Encinial Canyon Road approximately three miles north of Pacific Coast Highway.

The Rancho Malibu property was acquired by an affiliate of Semele in 1992. To date, the Rancho Malibu partnership has secured development permits and performed market studies, retail lot pricing analysis and economic analysis in order to prepare its plan of development for the Estates and the infrastructure. Securing development permits from the many regulatory bodies has been a very cumbersome and complicated task that has taken more than ten years. Initial grading has begun on the property. The Estates at Rancho Malibu will be the first ocean view single-family development in Malibu in several years. This is an important factor in the Managing Trustee's belief that this is a unique and attractive project.

The development plan for the 46 single-family pads for Rancho Malibu includes the construction of complete infrastructure within the site (including roads, curbs, drainage, utilities, etc.), an on-site private sewage system, entry features and drought tolerant landscaping features. Activities to date include the construction of off-site water lines, off-site road work at the project entrance, wildlife survey, complete sewer plan design, development of a marketing program and the completion of legal and engineering work. The project has received permits from the Army Corp. of Engineers, the California Department of Fish and Game, the California Coastal Commission, the California Regional Water Quality Control Board, the Liberty Canyon Wild Life Corridor Riparian Restoration Project and the Mountains Recreation and Conservation Authority. Construction of the infrastructure to bring water to the site started in June 2001 and is 90% complete. Construction to grade the lots is scheduled to begin in the second quarter of 2002. Infrastructure development is scheduled to be completed in December of 2002, with a majority of the lots ready for sale at that time.

To generate liquidity for the Rancho Malibu partnership, the development plan allows for a minimum of 15 lots (32.6% of the lots) to be pre-sold prior to completion of the project at a 15% discount. The partnership has been in discussions with builders regarding pre-sales and, although there has been preliminary interest, there have been no sales to date. In addition, the partnership is discussing a potential joint venture with an experienced California home builder. In connection with serving as the local manager of the Estates at Rancho Malibu and running the development of the project, an unaffiliated individual may be offered the opportunity to purchase some of the lots at a discount from the estimated retail value of the lots.

STRUCTURE  OF  THE  TRANSACTION


     On March 1, 2002, the Trust and Trust C formed the C & D Joint Venture as a 50%/50% owned and managed joint venture for the purpose of making the C & D Joint Venture Contribution. The Joint Venture Agreement between the Trust and Trust C that created the C&D Joint Venture is attached hereto as Annex B. You should read the entire Joint Venture Agreement before making any decision with respect to Proposal Two. The C & D Joint Venture was admitted to the Rancho Malibu partnership as a co-managing general partner pursuant to the terms of the Amendment to Partnership Agreement. The Amendment to the Partnership Agreement is attached hereto as Annex C. You should read the entire Amendment to the Partnership Agreement before making any decision with respect to Proposal Two.


The C & D Joint Venture Contribution was made in anticipation of, and subject to, the consummation of the transactions contemplated by the Agreement, and on the condition that Semele contribute to the Rancho Malibu partnership 100% of the membership interests it held in RM Financing LLC, a Delaware limited liability company, the sole asset of which is a Note dated December 31, 1990, having an original principal amount of $12,750,000, increased to $14,250,000, with a 15.3% interest rate, made by the Rancho Malibu partnership in favor of Semele (the Note had been held by Semele's affiliate when it took a deed in lieu of foreclosure on the property from the original owner).

The C & D Joint Venture possesses the right to demand the return of the C & D Joint Venture Contribution from the Rancho Malibu partnership if the transactions contemplated by the Agreement have not been consummated within 90 days of the receipt by the Rancho Malibu partnership of notice from the C & D Joint Venture that the requisite consent of the Beneficiaries of the Trust and Trust C have, or have not, been received. This right of the C & D Joint Venture is secured by a pledge of 50% of the capital stock of Rancho Malibu Corp. and 50% of the interests in the Rancho Malibu partnership held by Semele and Rancho Malibu Corp.

Currently, the Amendment to the Partnership Agreement provides that cash proceeds from the sale and/or development of the Rancho Malibu property will be distributed as follows:

- 80% to the C & D Joint Venture and 20% to Semele until the C & D Joint Venture has received an aggregate of $2 million plus a 6% cumulative compounded annual rate of return thereon;
- Thereafter, 100% to Rancho Malibu Corp. until Rancho Malibu Corp. has received an aggregate of $9 million plus a 6% cumulative compounded annual rate of return thereon; and
- Thereafter, 25% to the C & D Joint Venture and 75% to Rancho Malibu Corp. If the transactions contemplated by the Agreement are consummated, RMLP will  be  entitled,  by  virtue of the assignment of the interests in the Rancho
Malibu partnership by Semele and Rancho Malibu Corp. to RMLP, to receive the distributions described above that would previously have been paid to Semele and Rancho Malibu Corp. RMLP will also succeed Rancho Malibu Corp. as a co-managing general partner of the Rancho Malibu partnership with the C & D Joint Venture.

FINANCING  OF  THE  TRANSACTION

     RMLP will receive a capital contribution from Semele of its limited partnership interests and of the general partnership interests of its wholly owned subsidiary, Rancho Malibu Corp., in the Rancho Malibu partnership, constituting a 75% interest in the partnership.

     In exchange for such contribution, RMLP will pay total consideration consisting of:


-     $5.5  million  in  cash  (to  be  funded  by  PLM);

- $2.5 million in the form of a promissory note (bearing interest at the rate of 7% per annum) in favor of Rancho Malibu Corp.; and


- 182 shares of common stock of RMLP constituting 15.4% of the outstanding shares of RMLP, valued at $1 million.

     For the terms of the financing, including the terms of the promissory note and the common stock, see "The Contribution, Assignment, Assumption and Acknowledgment Agreement - Description of the Promissory Note" and "- Description of the Common Stock of RMLP," respectively.

POTENTIAL  PARTNERING  WITH  CALIFORNIA  DEVELOPER

     It is anticipated that the Rancho Malibu partnership will enter into a joint venture with an experienced California real estate developer. The Rancho Malibu partnership is presently in discussions with potential developers, none of whom are affiliated with the Trust or PLM, and it is possible that the Rancho Malibu partnership will enter into a joint venture arrangement with one of them prior to the deadline for submitting consent forms pursuant to this Solicitation Statement. Because such discussions are still in the preliminary stages, it is not yet clear what form a potential joint venture would take. However, it is likely that the Rancho Malibu partnership would contribute the Rancho Malibu property and the developer would contribute a combination of cash and a guarantee of the Rancho Malibu property construction loan. In addition, because of the expertise the developer likely would bring to the project, it is likely that the developer would receive a preferential return prior to or simultaneously with any funds being distributed to the Rancho Malibu partnership. However, the Managing Trustee believes that the participation of an experienced real estate developer will enhance the potential for the success of the project and could result in a larger overall return on the Rancho Malibu property.

REASONS  FOR  THE  TRANSACTION

     In reaching its decision to admit the Trust to the Rancho Malibu partnership and enter into negotiations with respect to the Agreement, the Managing Trustee independently considered the terms of the Agreement and the transactions contemplated thereby. Based upon this review, among other things, the Managing Trustee determined to seek the approval of the Beneficiaries to the proposed transaction.

The Managing Trustee believes that the development and sale of the lots at the Estates at Rancho Malibu represents a sound investment, with significant barriers to local competitive real estate pressures, that is expected to provide an attractive risk-adjusted rate of return to the Trust. The Southern California housing market generally is in a period of growth in terms of increasing home price sales. The Rancho Malibu site provides ocean view lots and a Malibu address, yet resides just outside the Malibu city limits.


In addition to a favorable rate of return on its investment, the Managing Trustee also believes that the Trust, through PLM, which generates taxable income, could benefit from certain tax losses through its partnership interests. The Rancho Malibu property has built-in losses (where the tax basis of the property exceeds its value) resulting from its tax basis of approximately $30,772,000. This basis will result in substantial tax losses as the lots are sold because the basis will be offset against the selling price of the lots. The contemplated transactions are structured so that the basis of the property will be preserved and will allow PLM to offset these tax losses against income or its other sources of income or from the property.


The foregoing assessment of the expected benefits of the contemplated transaction are based upon the Managing Trustee's expectations concerning future results; however, the Managing Trustee can make no assurance that, if the transaction is consummated, any of the results, benefits or returns described herein can or will be achieved. See "Risk Factors" and "Special Note Regarding Forward-Looking Statements."

INTERESTS  OF  CERTAIN  PERSONS  IN  THE  TRANSACTION

The Rancho Malibu partnership is indirectly majority owned by Semele. In addition, the Managing Trustee of the Trust is indirectly owned by Semele. Gary
D. Engle has a 40.3% interest in Semele and James A. Coyne has a 17.6% interest in Semele. Semele also owns 100% of Equis II Corporation, which owns 99.61% of the Class B Interests of the Trust. Together, Messrs. Engle and
Coyne control a majority of interest in Semele and of the Class B interests. The interests of these two individuals could differ from the interests of the Trust's other Beneficiaries. See "Risk Factors - The Trust's Managers and Affiliates may have Interests in the Proposed Malibu Transaction that are Different from or in Addition to the Interests of Other Beneficiaries."

IMPERIAL  CAPITAL  FAIRNESS  OPINION

     Imperial Capital, LLC ("Imperial Capital") was engaged by the board of directors of PLM to provide a fairness opinion in connection with Proposal Two. The opinion, which Imperial Capital delivered to PLM on April 29, 2002, stated that, as of such date and based upon and subject to certain matters stated therein, the aggregate consideration to be contributed by RMLP in exchange for 75% of the partnership interests in the Rancho Malibu partnership is fair to RMLP from a financial point of view.

A copy of the opinion, which sets forth the assumptions made, matters considered and scope and limitations of the review undertaken and the procedures followed by Imperial Capital, is attached hereto as Annex D-1 and is incorporated by reference into this Solicitation Statement. You are urged to read the Imperial Capital opinion carefully and in its entirety for assumptions made, matters considered and limits of the review by Imperial Capital. Beneficiaries should note that the opinion expressed by Imperial Capital was prepared at the request and for the information of the Board of Directors of PLM and does not constitute a recommendation to any Beneficiary as how to vote with respect to Proposal Two. The Imperial Capital opinion does not address the business decision or the relative merits of the decision of the Board of Directors of PLM. No limitations were placed on Imperial Capital with respect to the investigation made, the procedures followed or the factors considered in preparing and rendering its opinion.

In preparing its opinion, Imperial Capital relied solely upon the Limited Appraisal, Restricted Report, dated March 1, 2002, prepared by Jones & Company, a professional real estate appraisal firm with experience in California, with the consent of Jones & Company. The appraisal, a copy of which is attached to the Imperial Capital fairness opinion in Annex D-2, established an $11 million value for the Rancho Malibu property on an "as is - where is" basis. In preparing its appraisal, Jones & Company (a) made comparisons with three recent bulk land sales for upper-end projects in Los Angeles County, and (b) considered the value of a sell-off of the individual lots once they are developed. Jones & Company was paid a fee of $7,500 for preparing the appraisal.

In  connection  with rendering its opinion, Imperial Capital among other things:
- assumed that the Rancho Malibu partnership would have no assets or liabilities, at the time of the contemplated transactions, other than the Rancho Malibu property;
- assumed a liquidation of the Rancho Malibu property on the date of the opinion, and a payout of the proceeds pursuant to the Amendment to the Partnership Agreement, as a condition precedent to the contemplated transactions (and assumed that any liquidation costs or accrued interest at the time of the contemplated transactions would be offset by potential tax benefits);
- analyzed certain historical business and financial information related to the Rancho Malibu partnership, including the most recent tax return for the year ended December 31, 2001, which was provided by Equis II Corporation;
- reviewed certain information relating to the business, earnings, taxes and cash flow of the Rancho Malibu partnership, furnished to Imperial Capital by Equis II Corporation;
- reviewed certain business and financial information relating to the Rancho Malibu partnership that Imperial Capital deemed relevant;
- conducted discussions with members of senior management of PLM, Semele and Equis II Corporation concerning the matters described above, as well as the prospects and strategic objectives of the Rancho Malibu partnership; and
- conducted such other financial studies, analyses and investigations and took into account such other matters as Imperial Capital deemed necessary, including its assessment of general economic, market and monetary conditions.
     In preparing its opinion and with PLM's consent, Imperial Capital relied on the accuracy and completeness of the foregoing financial and other information and did not assume responsibility for independent verification of such information or conduct an independent valuation or appraisal of any assets of PLM, RMLP or the Rancho Malibu partnership. With respect to the information provided, Imperial Capital assumed, with PLM's consent, that such information was reasonably prepared on bases reflecting the best currently available estimates and judgments of PLM and Equis II Corporation. Imperial Capital also relied upon assurances of senior management of PLM, Semele and Equis II Corporation that they were unaware of any facts that would make the information or financial forecasts provided to Imperial Capital incomplete or misleading. Imperial Capital assumed no responsibility for, and expressed no view as to, the assumptions on which the information was based.

LIQUIDATION ANALYSIS. In arriving at its opinion, Imperial Capital conducted a liquidation analysis as of the date of the opinion. The liquidation analysis was used to estimate the proceeds that would be assumed to be received in a liquidation of the Rancho Malibu property. This analysis indicated that the approximately $9 million of proceeds that would be payable upon liquidation to RMLP (after the C & D Joint Venture was repaid its initial $2 million capital contribution) would be sufficient to repay the $2.5 million note (which at the time of the contemplated transactions would not have accrued any interest) as well as to return the full amount of the cash portion of the consideration initially contributed by RMLP.


Because Imperial Capital undertook only one form of analysis, it is possible that its conclusions may be less reliable than if it had conducted several methods of analysis and compared or averaged the results. However, Imperial Capital believes that a liquidation analysis is the appropriate and preferred method of analysis because a liquidation of the Rancho Malibu property, and a payout of the proceeds pursuant to the Amendment to the Partnership Agreement, is a condition precedent to the contemplated transactions.


The summary of the Imperial Capital opinion set forth above does not purport to be a complete description of the data and analyses presented or considered by Imperial Capital. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Accordingly, Imperial Capital's analysis must be considered as a whole and considering any portion of Imperial Capital's analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Imperial Capital opinion.

In the ordinary course of business and in accordance with applicable state and federal securities laws, Imperial Capital may make a market in securities of Semele, the Trusts or their affiliates and may trade the securities of Semele, the Trusts or their affiliates for its own account and for the account of customers and, accordingly, may at any time hold long or short positions in such securities. In addition, Imperial Capital previously acted as financial advisor to PLM and certain of its affiliates in connection with the acquisition of PLM by a subsidiary of MILPI. Imperial Capital rendered its opinion to PLM's board of directors on December 21, 2000 and was paid a fee of $175,000, plus expenses for such opinion. Imperial Capital also has been paid a fee of $37,500 in connection with Proposal Four, discussed below. As of the date of the opinion, Imperial Capital and its affiliates owned approximately 4% of the common stock of Semele, based on the number of shares publicly reported by Semele to be outstanding.


Imperial Capital was paid a fee of $37,500 for its fairness opinion rendered to PLM in connection with this Proposal Two, and was paid $772,398 for other services rendered to PLM during the prior two years. PLM also agreed to indemnify Imperial Capital, its affiliates and each of their respective directors, officers and employees and each other person, if any, controlling Imperial Capital or any of its affiliates against certain liabilities.


Imperial Capital is engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions, divestitures, leveraged buyouts, private placements and other situations. PLM retained Imperial Capital to provide the fairness opinion because of Imperial Capital's expertise, reputation and familiarity with PLM and with assets similar to those being acquired by PLM.

REGULATORY  MATTERS

     The Trust does not believe that any material federal or state regulatory approvals, filings or notices are required to be filed in connection with the proposed acquisition, other than such approvals, filings or notices required pursuant to federal and state securities laws. If any such additional filings or consents are required, such filings or consents could delay or prevent the closing of the Malibu transaction.

APPRAISAL  RIGHTS

     Delaware law does not grant beneficiaries of business trusts who dissent from approval of a transaction, such as the proposed Malibu transaction, the right to demand an appraisal for their interests. Accordingly, Beneficiaries who object to Proposal Two and the proposed Malibu transaction do not have a right to demand payment for their Interests.

SELECTED  FINANCIAL  DATA

     For the nine months ended September 30, 2002 and 2001 and each of the five years in the period ended December 31, 2001:



                                  September 30,    September 30,
Summary of Operations                 2002             2001            2001          2000         1999         1998
-------------------------------  ---------------  ---------------  ------------  ------------  -----------  -----------
 Lease revenue                   $    3,788,652   $    4,129,068   $ 5,449,871   $ 7,628,871   $20,894,408  $18,701,765

 Total income                    $    4,175,541   $    4,809,860   $ 6,227,997   $10,190,696   $17,373,475  $19,069,010

 Net income (loss)               $   (3,621,319)  $   (1,824,833)  $(7,778,007)  $  (196,411)  $ 5,277,987  $ 3,875,037

Per Beneficiary Interest:
   Net income (loss)
   Class A Interests             $        (1.89)  $        (0.92)  $     (3.98)  $     (0.33)  $      1.07  $      0.99
   Class B Interests             $            -   $            -   $         -   $      0.07   $      0.60  $      0.29

   Cash distributions declared
   Class A Interests             $            -   $            -   $         -   $         -   $      3.78  $      1.64
   Class B Interests             $            -   $            -   $         -   $         -   $      3.29  $      2.33

Financial Position
-------------------------------

 Total assets                    $   42,567,474   $   53,303,791   $46,421,197   $56,908,293   $69,336,372  $78,517,976

 Total long-term obligations     $   23,621,566   $   24,440,536   $24,070,114   $26,763,237   $25,790,190  $35,030,985

 Participants' capital           $   16,334,690   $   26,461,442   $19,956,009   $27,734,016   $27,950,594  $41,937,651



Summary of Operations               1997
-------------------------------  -----------
 Lease revenue                   $19,427,577

 Total income                    $19,113,891

 Net income (loss)               $ 2,017,457

Per Beneficiary Interest:
   Net income (loss)
   Class A Interests             $      0.68
   Class B Interests             $         -

   Cash distributions declared
   Class A Interests             $      3.11
   Class B Interests             $      0.30

Financial Position
-------------------------------

 Total assets                    $93,302,725

 Total long-term obligations     $43,102,250

 Participants' capital           $49,063,215






     The Rancho Malibu property is under development and all costs associated with the property are being capitalized. As such, this transaction is not expected to have any short-term impact on the financial statements of the Trust. Accordingly, no pro forma adjustments related to Proposal Two have been recorded in the accompanying pro forma financial statements. However, in the event all or a portion of the investment in the Rancho Malibu property, or its subsequently capitalized costs, are not recoverable, this could have a negative impact on the Trust's financial statements.

                    THE CONTRIBUTION, ASSIGNMENT, ASSUMPTION
                          AND ACKNOWLEDGMENT AGREEMENT

     The following description summarizes the material provisions of the Contribution, Assignment, Assumption and Acknowledgment Agreement, by and among RMLP, the Rancho Malibu partnership, Rancho Malibu Corp. and Semele (the "Agreement"), whereby RMLP will receive a capital contribution from Semele of its limited partnership interests and of the general partnership interests of its wholly owned subsidiary Rancho Malibu Corp., in the Rancho Malibu partnership. You should carefully read the entire Agreement, which is attached hereto as Annex A, before making any decision with respect to Proposal One.

CONDITIONS  TO  COMPLETION  OF  THE  TRANSACTION

     Pursuant to the terms of the Agreement, each party's obligation to effect the transaction is subject to the satisfaction or waiver of various conditions, including the following:

- no consent of any governmental authority or any other person or entity shall be required to be made or obtained by the Rancho Malibu partnership or by Semele or Rancho Malibu Corp. in connection with the Agreement, except where the failure to obtain any such consents would not prevent Semele or Rancho Malibu Corp. from performing its obligations under the Agreement;
- there shall be no suit, action or other proceeding pending or threatened and no court with appropriate jurisdiction shall have issued an order or injunction which would restrain, enjoin or prohibit the transaction or which would compel RMLP to dispose of or discontinue the business or a portion of the business of the Rancho Malibu partnership;
- Semele and Rancho Malibu Corp. shall have obtained all necessary approvals to authorize the transactions contemplated by the Agreement;
- the Beneficiaries of the Trust and of Trust C shall have approved the transaction;
- the assets of the Rancho Malibu partnership shall have been appraised by an independent appraiser and the appraised value of the assets shall be acceptable to RMLP;
- the representations and warranties of Semele and RMLP set forth in the Agreement shall be true and correct in all material respects as though made on and as of the closing date of the transaction;
- Semele and RMLP shall each have performed and complied with all agreements and conditions required to be performed or complied with by it prior to the closing date, in all material respects;
- each of Semele and RMLP shall have furnished the other party with a certificate dated as of the closing date certifying the fulfillment of certain conditions;
- there shall be no material adverse change in the business or results of operations or condition of the Rancho Malibu partnership; and
- the business of the Rancho Malibu partnership shall have been conducted in the ordinary course and shall have complied in all material respects with the course of conduct described in the Agreement and RMLP shall have been furnished with a certificate of Semele, dated as of the closing date, certifying as such.
     The Managing Trustee can provide no assurance that all of the conditions precedent to the transaction have or will be satisfied or waived by the party permitted to do so. The Managing Trustee cannot at this point determine whether it would resolicit consents in the event that it decides to waive any of the items listed above. This decision would depend upon the facts and circumstances leading to the decision to complete the Malibu transaction and whether the Managing Trustee believes there has been a material change in the terms of the transaction and its effect on the Trust and its Beneficiaries.
CONDUCT  OF  BUSINESS  PENDING  THE  CONSUMMATION  OF  THE  TRANSACTION
     Until the closing of the transaction, except as contemplated by the Agreement, each of Semele and Rancho Malibu Corp. has agreed that it will:
- use its best efforts to preserve the business of the Rancho Malibu partnership;
- maintain or cause to be maintained satisfactory relationships with suppliers, customers and others having business relationships with the Rancho Malibu partnership which are material to the success of its business;
- conduct or enter into business of and transactions by the Rancho Malibu partnership only in the usual and ordinary course; and
- allow representatives of RMLP access to the personnel, offices, properties, books and records of the partnership and furnish RMLP with such financial and operating data as RMLP shall reasonably request.
     Semele has further agreed that it will not cause or permit the Rancho Malibu partnership, except in the ordinary course of business, to:
- mortgage, pledge or subject to lien, charge or other encumbrance any assets, or enter into any agreement resulting in the imposition of any such mortgage, lien or charge;
-     sell  or  purchase,  assign  or  transfer  any  intangible  property;
- suffer any casualty losses, whether insured or uninsured, and whether or not in the control of Semele or the Rancho Malibu partnership or Rancho Malibu Corp., in excess of $5,000 in the aggregate, or waive any rights of any material value, individually or in the aggregate, unless such loss or waiver is reflected in the balance sheets;
- incur any indebtedness for money borrowed or any noncurrent indebtedness for the purchase price of any fixed or capital asset;
- make (i) any change in properties and assets or in liabilities, (ii) any commitment for any capital expenditure, or (iii) any sale, lease or other disposition of any capital asset;
- make any change in the partnership agreement of the Rancho Malibu partnership;
- issue any new percentage interest to a third party or grant or issue any option or warrant for the purchase of any new percentage interest to a third party, or make any commitment relating thereto;
-     make  any  distribution  or  payment  to  Semele;
- amend, make or enter into any agreement with any employee, agent or consultant;
-     amend  any  material  contract,  lease  or  agreement  listed;  or
- voluntarily incur any material obligation or liability, absolute or contingent, except in the ordinary course of business or pursuant to existing contracts and agreements described in the Agreement or in the schedules delivered pursuant hereto.
- The Agreement contains customary representations and warranties by Semele and Rancho Malibu Corp.

TERMINATION

     The  Agreement  may be terminated at any time prior to the date of closing:
- by either Semele or Rancho Malibu Corp. or RMLP, if any party or government agency institutes any proceeding to enjoin or prevent consummation of the transactions contemplated by the Agreement or seeks any material damages that may result from the consummation of the transactions under the Agreement;
- by either Semele or Rancho Malibu Corp. or RMLP, if a material default is made by the other party with respect to the performance of any of the covenants or agreements or any of the representations and warranties made by such party in the Agreement, which default has not been cured within 15 days after the delivery of a notice of default specifying such breach;
- by Semele or Rancho Malibu Corp., if all of the conditions set forth in the Agreement have not been satisfied or waived by Semele prior to the date of closing;
- by RMLP, if all of the conditions set forth in the Agreement have not been satisfied or waived by RMLP prior to the date of closing; and
-     by  RMLP,  if  a  material  adverse  effect  has  occurred.
DESCRIPTION  OF  THE  PROMISSORY  NOTE
     As part of the consideration to be paid to Semele pursuant to the Agreement, RMLP will issue to Rancho Malibu Corp. an unsecured promissory note (the "Note"). The Note will be for the principal amount of $2.5 million or such lesser amount as is outstanding pursuant to the terms of the Note. The Note will bear interest at the rate of 7% per annum, calculated on the basis of a year with 360 days. The entire principal amount of, and accrued interest on, the Note will be due and payable on December 31, 2006, subject to extension upon the mutual agreement of Rancho Malibu Corp. and RMLP.
The Note may be prepaid at any time, without premium or penalty, at the option of RMLP in principal increments of $100,000. Additionally, RMLP is obligated to make annual prepayments on the Note to the extent of any Excess Cash Flow (as defined in the Note).

RMLP may make payments of principal of, and accrued interest on, the Note either in cash or, if prior to the second anniversary of the Note, by delivering clear title to a subdivided portion of the real property owned by the Rancho Malibu partnership, in which case the value of such prepayment will be determined by the total appraised fair market value of such real property, determined by a nationally recognized real estate appraiser mutually agreeable to RMLP, the C & D Joint Venture and Semele. In the event RMLP desires to make any such prepayment in-kind, the Rancho Malibu partnership, pursuant to the terms of its amended Partnership Agreement, will distribute the real property to RMLP or, at the direction of RMLP, to the payee under the Note and at the same time will make an appropriate increase in the ownership interests held by the C & D Joint Venture in order to reflect the return on capital paid to RMLP.
Upon the occurrence of an Event of Default (as defined in the Note), Rancho Malibu Corp. may declare the entire unpaid balance of the principal amount of, and accrued interest on, the Note immediately due and payable. In such event, RMLP will be obligated to pay all of Rancho Malibu Corp.'s costs and expenses, including reasonable attorneys' fees, incurred in enforcing or collecting any of the obligations of RMLP under the Note. During the continuation of an Event of Default, all such amounts, plus the entire unpaid balance of the principal amount of, and accrued interest on, the Note, will bear interest at the rate of 8.5% per annum.

The Note is governed by Delaware law and does not place any restrictions on RMLP's ability to incur additional indebtedness.

DESCRIPTION  OF  THE  COMMON  STOCK  OF  RMLP

     The following summary of the common stock of RMLP is subject in all respects to applicable Delaware law, RMLP's certificate of incorporation and RMLP's by-laws. See "Where You Can Find More Information."
RMLP's authorized capital stock consists of 3,000 shares of common stock, par value $.01 per share. As of the Record Date, 1,000 shares of RMLP common stock were outstanding and held by PLM. If Proposal One is adopted and the Malibu transaction is consummated, pursuant to the Agreement, Semele will receive 182 shares of RMLP common stock, representing 15.4% of the then outstanding shares. Holders of RMLP's common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Holders of RMLP's common stock are not entitled to cumulative voting rights with respect to the election of directors and, as a consequence, minority shareholders will not be able to elect directors on the basis of their votes alone. Subject to preferences that may be applicable to any shares of preferred stock issued in the future, holders of common stock are entitled to receive ratably such dividends as may be declared from time to time by RMLP's board of directors out of funds legally available for payment.

In the event of a liquidation, dissolution or winding up of RMLP, holders of RMLP's common stock are entitled to share ratably in all assets remaining after payment of liabilities and the liquidation preference of any then outstanding preferred stock. Holders of common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to RMLP's common stock. All shares of RMLP's common stock to be outstanding upon completion of the Malibu transaction will be fully paid and non-assessable.

THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO THE APPROVAL OF PROPOSAL TWO.

          PROPOSAL 3 - APPROVAL OF THE AMENDMENT TO SECTION 7.5 OF THE
            TRUST AGREEMENT TO APPROVE GRANTS AND EXERCISES OF RIGHTS
     OF FIRST REFUSAL IN JOINT VENTURES BETWEEN THE TRUST AND ITS AFFILIATES

THE  AMENDMENT

     As currently in effect, Section 7.5 of the Trust Agreement does not provide the Trust with a right of first refusal in the event of a sale of an asset by a joint venturer. It is proposed that Section 7.5 be amended to provide the Trust with such a right of first refusal.

REASON  FOR  THE  AMENDMENT

     Section 7.5 of the Trust Agreement initially provided that the Trust has the right of first refusal in the event of a proposed sale of an asset, or an interest therein, initiated by a joint venturer. However, when Section 7.5 was amended in June 1999, the provision was deleted. The Managing Trustee believes that the deletion of this right was inadvertent and that the right should be reinstated.

The Trust distributed a Consent Solicitation Statement on May 5, 1998 to its Beneficiaries to ask them to vote on, among other items, an amendment to Section
7.5 governing joint ventures between the Trust and the Managing Trustee or its affiliates. As the Consent Solicitation Statement stated, the purpose of amending Section 7.5 was to permit the Trust to enter into joint ventures with affiliated joint venturers that have different investment objectives than the Trust. Prior to the amendment, Section 7.5 required that the Trust have identical investment objectives with its affiliated joint venturers, which the Managing Trustee believed limited the opportunity of the Trust to co-invest with affiliates of the Managing Trustee. The Consent Solicitation Statement did not address, however, the deletion of the right of first refusal. The Managing Trustee believes that, because the stated purpose of the amendment to Section
7.5 was to remove unnecessary limits on the Trust's right to enter into joint ventures, it is unlikely that the intention of the amendment was to remov e the right of first refusal, thereby further limiting the Trust.

Apart from potentially acquiring the MILPI interests from Trusts A and B, the Trust has no current intention to purchase an interest of a joint venturer during the remainder of 2002. Therefore, the amendment is not likely to benefit the Trust's beneficiaries because the Trust does not have the authority to reinvest in additional assets after December 31, 2002. However, in order to be better prepared for any unforeseen events, the Managing Trustee believes that it would be helpful to reinstate the provision because there are benefits to be derived by the Trust by allowing a right of first refusal in connection with joint ventures. For instance, the Trust may be engaged in businesses that use the type of assets being disposed of, such that the asset would be of value to the Trust even if it was no longer of value to the joint venture. By allowing the Trust a right of first refusal to purchase such assets, the Trust would have greater control of its assets and therefore better protection of the value of the assets.

Before voting on this proposal, Beneficiaries are urged to read the full text of the proposed amendment to Section 7.5, which is included in Annex E, attached hereto.


THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO THE APPROVAL OF PROPOSAL THREE.

                PROPOSAL 4 - APPROVAL OF THE PURCHASE BY MILPI OF
                    THE MEMBERSHIP INTERESTS IN MILPI HELD BY
                TRUST A AND TRUST B, WHICH WOULD GIVE THE TRUST,
              TOGETHER WITH TRUST C, SHARED 100% OWNERSHIP OF MILPI

REASON  FOR  THE  SALE


The Managing Trustee believes that it would be in the best interest of the Trust for MILPI to purchase the membership interests in MILPI back from Trust A and Trust B. In December 2000, the Trust entered into a joint venture with Trust A, Trust B and Trust C whereby each of the trusts purchased membership interests in MILPI. A subsidiary of MILPI subsequently entered into an agreement to acquire PLM, and in order to obtain the approval of its stockholders, PLM filed a proxy statement with the Securities and Exchange Commission (the "SEC"). In connection with the review of PLM's preliminary proxy materials, the staff of the SEC informed Trust A and Trust B that the staff believed that the two trusts may be unregistered investment companies within the meaning of the Investment Company Act of 1940. Although Trust A and Trust B have publicly stated that they do not believe they are unregistered investment companies, based upon the advice of counsel, the two trusts are in the process of liquidating their remaining assets to avoid the burden and extra expense of continuing to pursue this issue with the staff of the SEC. Accordingly, Trust A and Trust B have approved the sale of their membership interests in MILPI. Currently, the Trust has a 37.5% interest in MILPI. Upon completion of the purchase, each of the Trust and Trust C would have equal 50% interests in MILPI.


Currently, the Trust has a 37.5% interest in MILPI. The Managing Trustee's strategy is to maximize the value of the Trusts' interests in PLM through the management of PLM's equipment leasing business and the simplification of PLM's balance sheet. The Managing Trustee believes that this will allow the Trust and Trust C to more readily and more profitably dispose of their assets, including PLM, prior to the time that each of the Trusts is required to dissolve. Upon completion of the proposed purchase, the Trust and Trust C each will own a 50% interest in MILPI. The Managing Trustee believes that the Trust and Trust C will each have greater liquidity in their investments if they have a 50% interest in MILPI rather than their current minority interests.



As stated above, Trust A and Trust B have approved the sale of their membership interests in MILPI. If MILPI does not purchase these interests from Trust A and Trust B, the two Trusts could then sell their MILPI interests to a third party. The third party would be a joint venturer in MILPI and would have a minority interest in management decisions, with the Trust and Trust C having a combined majority interest. Although pursuant to the terms of MILPI's Operating Agreement, a third party purchaser would only have a minority interest and the Trust and Trust C could withhold their consent to the sale of MILPI interests to any given third party, there could be no assurance that any third party that purchased the interests would have similar management objectives as the Trust.

TERMS  OF  THE  SALE


     The membership interests in MILPI of Trust A and Trust B would be bought back by MILPI, pursuant to a Membership Interest Purchase Agreement, at the price paid to purchase such interests, less any dividends paid, plus the reimbursement of acquisition fees paid by the Trust to the Managing Trustee pursuant to the Trust Agreement in connection with the purchase of its MILPI membership interests, aggregating approximately $5.9 million. The Managing Trustee has agreed to waive all fees that would otherwise be due to it by the Trust under the terms of the Trust Agreement in connection with a sale of Trust assets. A copy of the Membership Interest Purchase Agreement is attached hereto as Annex F. As noted below, the Trust's financial advisors have determined that the proceeds to be paid in connection with the sale is fair to the Beneficiaries from a financial point of view. See "Proposal Four - Fairness Opinion." The aggregate purchase price to be paid by MILPI was set by the Managing Trustee, rather than being the result of arm's length negotiations as to the underlying value of the assets. In setting the purchase price, the Managing Trustee took into account, on the one hand, the expectation by Trust A and Trust B that they would recognize a return on their investment of capital and, on the other hand, the expectation by the Trust and Trust C that the purchase price would reflect a decline in the value of the underlying equipment assets, including aircraft, since MILPI's acquisition of PLM, primarily as a result of generally unfavorable economic conditions occurring since the acquisition. In order to reconcile these two positions, the Managing Trustee proposes that the Trust sell its membership interests in MILPI back to MILPI at the original purchase price, plus the reimbursement of the membership fees paid to the Managing Trustee of the Trust in connection with the purchase of the interests pursuant to the Trust Agreement, less distributions or dividends.

There is a risk that PLM may have declined significantly in value from the time it was acquired by MILPI as a result of a decline in the value of the assets held by PLM. If this were the case, then the aggregate purchase price to be paid by the Trust and Trust D, indirectly through MILPI, may be too high. On December 31, 2002, one of the PLM managed programs in which MILPI has an equity investment adopted a formal plan of liquidation and transferred the remaining assets of this managed program to a liquidating trust. MILPI is actively marketing the equipment in this managed program and is in the process of finalizing the estimated costs of liquidation. Based on a revised liquidation analysis as of December 31, 2002, completed for this managed program on February 7, 2003, MILPI believes its equity investment in this program is impaired. Therefore, as of December 31, 2002, MILPI recorded an impairment loss of $0.5 million on its equity investment in this affiliate. However, during the time PLM was held by MILPI, PLM has been able to monetize many of PLM's non-core assets. PLM was also successful during this time in settling its outstanding class action litigation, resolving a significant management issue and reducing the potentially high cost of its litigation. These factors, when combined, cause the Managing Trustee to believe that the aggregate purchase price to be paid by MILPI is fair to the Trust and Trust D. In addition, the Managing Trustee obtained a fairness opinion from Imperial Capital, which is summarized in the following section.



FAIRNESS  OPINION

     Imperial Capital was engaged by the Trust and Trust C to provide a fairness opinion in connection with Proposal Four. The opinion, which Imperial Capital delivered to the Trust and Trust C on April 10, 2002, stated that, as of such date and based upon and subject to certain matters stated therein, the aggregate consideration to be paid by MILPI in connection with the repurchase of the interests in MILPI held by Trust A and Trust B is fair to the Trust and Trust C from a financial point of view. A copy of the opinion, which sets forth the assumptions made, matters considered and scope and limitations of the review undertaken and the procedures followed by Imperial Capital, is attached hereto as Annex G and is incorporated by reference into this Solicitation Statement. You are urged to read the Imperial Capital opinion carefully and in its entirety for assumptions made, matters considered and limits of the review by Imperial Capital.

Beneficiaries should note that the opinion expressed by Imperial Capital was prepared at the request and for the information of the Trust and Trust C and does not constitute a recommendation to any Beneficiary as how to vote with respect to Proposal Four. Further, the opinion relies on only two analyses, bids taken on PLM two years ago which do not reflect the possible decline in value since then, and a discounted cash flow analysis of projected earnings which exceed the actual 2002 earnings by approximately 32%.

The Imperial Capital opinion does not address the business decision or the relative merits of the decision of the Trust and Trust C. No limitations were placed on Imperial Capital with respect to the investigation made, the procedures followed or the factors considered in preparing and rendering its opinion.


Because the only asset of MILPI is its 100% ownership in PLM, Imperial Capital performed its analysis on the operations and projections of PLM and attributed no positive or negative value to MILPI.

In  connection  with rendering its opinion, Imperial Capital among other things:
- analyzed certain historical business and financial information relating to PLM, including a draft of PLM's annual financial statements for the year ended December 31, 2001 and balance sheet for March 31, 2002, which were provided by PLM;
- reviewed certain information, including financial forecasts, relating to the business, earnings, taxes and cash flow, furnished to Imperial Capital by PLM;
- reviewed certain publicly available business and financial information relating to PLM that Imperial Capital deemed relevant;
- conducted discussions with members of senior management of PLM concerning the matters described above, as well as the prospects and strategic objectives of PLM and expected cost and corporate overhead savings as PLM investment vehicles continue to liquidate;
- reviewed public information with respect to certain other companies with financial profiles that Imperial Capital deemed to be relevant;
- reviewed the historical market prices and trading activity for PLM's common stock through the date of PLM's merger with MILPI Acquisition Corp.;
- reviewed the results of the sale process in which PLM was sold to MILPI Acquisition Corp., and
- conducted such other financial studies, analyses and investigations and took into account such other matters as Imperial Capital deemed necessary, including its assessment of general economic, market and monetary conditions.
     In preparing its opinion and with the consent of the Trust and Trust C, Imperial Capital relied on the accuracy and completeness of the foregoing financial and other information and did not assume responsibility for independent verification of such information or conduct an independent valuation or appraisal of any of MILPI's or PLM's assets, nor was Imperial Capital furnished with any such appraisals. With respect to the financial forecasts, Imperial Capital assumed, with the consent of the Trust and Trust C, that they were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of MILPI and PLM as to the future financial performance of PLM. Imperial Capital also relied upon assurances of senior management of PLM that they were unaware of any facts that would make the information or financial forecasts provided to Imperial Capital incomplete or misleading. Imperial Capital assumed no responsibility for, and expressed no view as to, such forecasts or the assumptions on which they were based.

The Imperial Capital opinion was based upon economic, monetary and market conditions existing on the date of the opinion and does not take into account subsequent events. Imperial Capital expressed no opinion, nor should one be implied, as to the current fair market value of the Interests.

The following two paragraphs summarize the analyses performed by Imperial Capital in arriving at its opinion:


- MARKET APPROACH ANALYSIS. The market approach is a valuation technique in which fair market value is estimated based on market prices in actual transactions and on asking prices for currently available assets. Normally, Imperial Capital would review publicly traded companies and comparable transactions with these companies, but due to PLM's unique business structure and small number of equity holders and the fact that PLM is currently being managed in order to liquidate its various investment vehicles, Imperial Capital did not believe that this technique was applicable. Instead, Imperial Capital reviewed (i) PLM's trading history, which showed that from February 18, 2001 through February 8, 2002, PLM's stock traded between $2.80 and $3.44 per share, and (ii) the competitive auction process by which PLM was sold to MILPI Acquisition Corp., whereby PLM received bids ranging from $2.07 to $3.60 per share. Based upon the number of shares of PLM that were outstanding during the relevant periods, these amounts translate into a value of between $3.9 million and $6.8 million for the 25% of MILPI that the Interests represent, or an enterprise value of between $15.6 million and $27.2 million.

- DISCOUNTED CASH FLOW ANALYSIS. The fundamental premise of the discounted cash flow approach is to estimate the available cash flows a prudent investor would expect a company to generate over its remaining life. To determine this amount, Imperial Capital used cash flow projections from PLM's 2002 budget and PLM's liquidation analysis for the nine months ending December 31, 2002 and the fiscal years ended December 31, 2003 through 2007. In applying this approach, Imperial Capital estimated an appropriate discount rate to be between 20% and 25% based on a number of factors, including that significant assets have been monetized since the acquisition of PLM, management of PLM used conservative estimates of its future cash flows, a class action lawsuit filed against PLM has been settled, and effects on the credit quality underlying PLM's assets as a result of events since September 11, 2001. Imperial Capital also assumed that, because PLM is in a liquidation mode, it would not have any residual or terminal value. Based on this analysis, Imperial Capital determined PLM's total enterprise value to be approximately $24.6 to $26.2 million and its equity value to be approximately $24.2 to $25.9 million. Therefore, because the Interests represent 25% ownership of MILPI, they would have an estimated value ranging between $6.4 and $6.8 million. This valuation compares with the aggregate purchase price of approximately $5.9 million to be paid to Trust A and Trust B (reflecting an enterprise value of approximately $23.7 million), which purchase price reflects the payment of dividends and acquisition fees by PLM subsequent to MILPI's acquisition of PLM aggregating approximately $0.6 million to Trust A and Trust B.


     The summary of the Imperial Capital opinion set forth above does not purport to be a complete description of the data and analyses presented or considered by Imperial Capital. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant quantitative methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such an opinion is not readily susceptible to partial analysis or summary description. Accordingly, Imperial Capital's analysis must be considered as a whole and considering any portion of Imperial Capital's analysis and of the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the Imperial Capital opinion.

In the ordinary course of business and in accordance with applicable state and federal securities laws, Imperial Capital may make a market in securities of Semele, the Trust and Trusts A, B and C and may trade the securities of such entities for its own account and for the account of customers and, accordingly, may at any time hold long or short positions in such securities. In addition, Imperial Capital previously acted as financial advisor to PLM and certain of its affiliates in connection with the acquisition of PLM by a subsidiary of MILPI. Imperial Capital rendered its opinion to PLM's board of directors on December 21, 2000 and was paid a success fee of $175,000, plus expenses for such opinion. Imperial Capital also has been paid a fee of $37,500 in connection with Proposal Two, discussed above. As of the date of the opinion, Imperial Capital and its affiliates owned approximately 4% of the common stock of Semele, based on the number of shares publicly reported by Semele to be outstanding.

Imperial Capital has been paid a fee of $37,500 for its fairness opinion rendered to the Trust and Trust C. The Trust and Trust C also agreed to indemnify Imperial Capital, its affiliates and each of their respective directors, officers and employees and each other person, if any, controlling Imperial Capital or any of its affiliates against certain liabilities. Imperial Capital is engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions, divestitures, leveraged buyouts, private placements and other situations. The Trust and Trust C retained Imperial Capital to provide the fairness opinion because of Imperial Capital's expertise, reputation and familiarity with MILPI and with securities similar to those being acquired by MILPI.

SELECTED  FINANCIAL  DATA

     For the nine months ended September 30, 2002 and 2001 and each of the five years in the period ended December 31, 2001, and for the pro forma information for the nine months ended September 30, 2002 and the year ended December 31, 2001:





                                                    Pro Forma                     Pro Forma
                                  September30,    September 30,                  December 31,    September 30,
Summary of Operations                 2002          2002 (1)          2001         2001 (1)          2001            2000
-------------------------------  --------------  ---------------  ------------  --------------  ---------------  ------------
 Lease revenue                   $   3,788,652   $    3,788,652   $ 5,449,871   $   5,449,871   $    4,129,068   $ 7,628,871

 Total income                    $   4,175,541   $    4,175,541   $ 6,227,997   $   6,227,997   $    4,809,860   $10,190,696

 Net income (loss)               $  (3,621,319)  $   (3,425,816)  $(7,778,007)  $  (7,343,766)  $   (1,824,833)  $  (196,411)

Per Beneficiary Interest:
   Net income (loss)
   Class A Interests             $       (1.89)  $        (1.84)  $     (3.98)  $       (3.76)  $        (0.92)  $     (0.33)
   Class B Interests             $           -   $         0.01   $         -   $           -   $            -   $      0.07

   Cash distributions declared
   Class A Interests             $           -   $            -   $         -   $           -   $            -   $         -
   Class B Interests             $           -   $            -   $         -   $           -   $            -   $         -

Financial Position
-------------------------------

 Total assets                    $  42,567,474   $   43,222,150   $46,421,197               -   $   53,303,791   $56,908,293

 Total long-term obligations     $  23,621,566   $   23,621,566   $24,070,114               -   $   24,440,536   $26,763,237

 Participants' capital           $  16,334,690   $   16,989,366   $19,956,009               -   $   26,461,442   $27,734,016


..                                     .            .            .
..                                     .            .            .
..                                     .            .            .
Summary of Operations               1999         1998         1997
-------------------------------  -----------  -----------  -----------
 Lease revenue                   $20,894,408  $18,701,765  $19,427,577

 Total income                    $17,373,475  $19,069,010  $19,113,891

 Net income (loss)               $ 5,277,987  $ 3,875,037  $ 2,017,457

Per Beneficiary Interest:
   Net income (loss)
   Class A Interests             $      1.07  $      0.99  $      0.68
   Class B Interests             $      0.60  $      0.29  $         -

   Cash distributions declared
   Class A Interests             $      3.78  $      1.64  $      3.11
   Class B Interests             $      3.29  $      2.33  $      0.30

Financial Position
-------------------------------

 Total assets                    $69,336,372  $78,517,976  $93,302,725

 Total long-term obligations     $25,790,190  $35,030,985  $43,102,250

 Participants' capital           $27,950,594  $41,937,651  $49,063,215





____________________
(1) The Trust's unaudited pro forma financial statements for the nine months ended September 30, 2002 and the year ended December 31, 2001 have been prepared as if the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B had occurred on January 1, 2001. See "Unaudited Pro Forma Financial Information."

     THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO THE APPROVAL OF PROPOSAL FOUR.

FINANCIAL  INFORMATION  WITH  RESPECT  TO  MILPI

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR THE PERIOD FEBRUARY 7, 2001 THROUGH DECEMBER 31, 2001 FOR MILPI

     MILPI was formed on December 12, 2000, under the laws of the State of Delaware and is governed by its Operating Agreement, dated December 13, 2000. MILPI had no activities from December 12, 2000 through February 7, 2001. MILPI was created by four separate trusts (Trust A, Trust B, the Trust and Trust D) for the sole purpose of acquiring PLM and its subsidiaries. PLM is an equipment management company and operates in one business segment, the leasing of transportation equipment and the creation of equipment-leasing solutions for domestic and international customers.

CRITICAL  ACCOUNTING  POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires MILPI to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On a regular basis, MILPI reviews these estimates including those related to asset lives and depreciation methods, impairment of long-lived assets, allowance for doubtful accounts, reserves related to legally mandated equipment repairs and contingencies and litigation. These estimates are based on MILPI's historical experience and on various other assumptions believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. MILPI believes, however, that the estimates, including those for the above-listed items, are reasonable and that actual results will not vary significantly from the estimated amounts.

     MILPI believes the following critical accounting policies affect the more significant judgments and estimates used in the preparation of MILPI's financial statements:

Asset  Lives  and  Depreciation  Methods.  The  primary  business of the managed
----------------------------------------
programs involves the purchase and subsequent lease of long-lived transportation
and  related  equipment.   MILPI  has  chosen  asset  lives  that  it  believes
correspond to the economic life of the related asset. MILPI has chosen a deprecation method that it believes matches the benefit to the managed programs from the asset with the associated costs. These judgments have been made based on MILPI's expertise in each equipment segment that the managed programs operate. If the asset life and depreciation method chosen does not reduce the book value of the asset to at least the potential future cash flows from the asset to the managed programs, the managed programs would be required to record a loss on revaluation. Likewise, if the net book value of the asset was reduced by an amount greater than the economic value has deteriorated, the managed programs may record a gain on sale upon final disposition of the asset. In either instance, this would impact the amount of MILPI's equity income in managed programs reported on its consolidated statement of operations.

Impairment of Long-lived Assets.  On a regular basis, MILPI reviews the carrying
-------------------------------
value of the managed programs' equipment and investments in unconsolidated special purpose entities to determine if the carrying value of the assets may not be recoverable due to current economic conditions. This requires MILPI to make estimates related to future cash flows from each asset as well as the determination if the deterioration is temporary or permanent. If these estimates or the related assumptions change in the future, the managed programs may be required to record an impairment charge. This would impact the amount of MILPI's equity income in managed programs reported on its consolidated statement of operations.

Allowance  for  Doubtful  Accounts.  MILPI  maintains  allowances  for  doubtful
----------------------------------
accounts and other receivables for estimated losses resulting from the inability of the customer to make the customer payments. These estimates are primarily based on the amount of time that has lapsed since the related payments were due as well as specific knowledge related to the ability of the lessees to make the required payments. If the financial condition of MILPI's lessees were to deteriorate, additional allowances could be required that would reduce income. Conversely, if the financial condition of the lessees were to improve or if legal remedies to collect past due amounts were successful, the allowance for doubtful accounts may need to be reduced and income would be increased. In addition, the managed programs maintain similar allowances for their receivables. If the financial condition of the companies with payments due to the managed programs were to change, this would impact the amount of the management fee revenue earned by MILPI.

Reserves  for Repairs.  The managed programs accrue for legally required repairs
---------------------
to equipment such as dry docking for marine vessels and engine overhauls to aircraft engines over the period prior to the required repairs. The amount that is reserved is based on MILPI's expertise in each equipment segment, the past history of such costs for that specific piece of equipment and discussions with independent, third party equipment brokers. If the amount reserved for is not adequate to cover the cost of such repairs or if the repairs must be performed earlier than MILPI estimated, the managed programs would incur additional repair and maintenance or equipment operating expenses. This would impact the amount of MILPI's equity interest in affiliates reported on its consolidated statement of operations.

Contingencies  and  Litigation.  MILPI is subject to legal proceedings involving
------------------------------
ordinary and routine claims related to its business. The ultimate legal and financial liability with respect to such matters cannot be estimated with certainty and requires the use of estimates in recording liabilities for potential litigation settlements. Estimates for losses from litigation are disclosed if considered possible and accrued if considered probable after consultation with counsel. If estimates of potential losses increase or the related facts and circumstances change in the future, MILPI may be required to record additional litigation expense. In addition, the managed programs are also subject to legal proceedings. If estimates of losses for the programs change in the future, this would impact MILPI's equity interest in affiliates reported on its consolidated statement of operations.

     Goodwill.  MILPI  has goodwill which represents the excess of the aggregate
     --------
purchase price paid for PLM over the fair market value of its identifiable assets. In accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"), MILPI regularly reviews the recoverability of this asset which requires the use of estimates. If actual facts and circumstances change in the future, MILPI may be required to record an impairment.

     Income  Taxes.  MILPI  accounts  for  income  taxes  in accordance with the
     -------------
provisions of Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). This requires MILPI to make estimates as to the temporary differences between the tax basis of assets and liabilities and the carrying values for financial statement purposes. Estimates include assessing the realizability of deferred income tax assets. Management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those differences become deductible.

MANAGEMENT  OF  INVESTMENT  PROGRAMS

     PLM syndicated investment programs from which it earns various fees and equity interests. Professional Lease Management Income Fund I, LLC("Fund I") was structured as a limited liability company with a no front-end fee structure. The previously syndicated limited partnership programs allow MILPI to receive fees for the acquisition and initial leasing of the equipment. The Fund I program does not provide for acquisition and lease negotiation fees. PLM invested the equity raised through syndication for these programs in transportation equipment and related assets, which it manages on behalf of the investors. The equipment management activities for these types of programs generate equipment management fees for MILPI over the life of a program. The limited partnership agreements entitle MILPI to receive a 1% or 5% interest in the cash distributions and earnings of a partnership, subject to certain allocation provisions. The Fund I agreement entitles MILPI to a 15% interest in the cash distributions and 1% of earnings of the program, subject to certain allocation provisions per the operating agreement. MILPI's interest in the earnings and distributions of Fund I will increase to 25% after the investors have received distributions equal to their original invested capital.

MILPI is not syndicating new investment programs nor does it expect to in the future. As a result, revenues earned from managed programs, which include management fees, partnership interests and other fees, and acquisition and lease negotiation fees will be reduced in the future as the older programs liquidate and the managed equipment portfolio is reduced.

In accordance with certain limited partnerships' agreements, four limited partnerships have entered their liquidation phases and MILPI has commenced an orderly liquidation of the partnerships' assets. One of the limited partnerships, PLM Equipment Growth Fund III is expected to be liquidated by the end of 2003. Three of the limited partnerships, PLM Equipment Growth Fund, PLM Equipment Growth Fund II and PLM Equipment Growth Fund IV will terminate on December 31, 2006 unless terminated earlier upon the sale of all equipment or by certain other events.

MILPI will occasionally own transportation equipment prior to sale to affiliated programs. During this period, MILPI earns lease revenue and may incur interest expense.

DISCUSSION OF MILPI'S OPERATING RESULTS FOR THE PERIOD FROM FEBRUARY 7, 2001 THROUGH DECEMBER 31, 2001

     The  following  analysis  reviews  the  operating  results  of  MILPI:
Revenues.
--------


                                        For the Period From
                                        February 7, 2001 through
                                        December 31, 2001
                                        (in thousands of dollars)
                                        --------------------------
Operating lease income                  $                     472
Management fees                                             5,217
Partnership interests and other fees                        1,716
Acquisition and lease negotiation fees                      2,032
Loss on disposition of assets                                 (91)
Other                                                       1,030
                                        --------------------------
  Total revenues                        $                  10,376
                                        ==========================

     Operating Lease Income: Operating lease income consists of rental revenues generated from assets held for operating leases and assets held for sale that are on lease. Assets held for operating leases include commercial and industrial equipment. Operating lease income is expected to decline in the future as MILPI's commercial and industrial equipment portfolio is sold and not replaced.


Management Fees: Management fees are, for the most part, based on the gross revenues generated by equipment under management. Management fees were $5.2 million for the period from February 7, 2001 through December 31, 2001. Management fees from the older programs are decreasing and are expected to continue to decrease as the programs liquidate their equipment portfolios.

Partnership Interests and Other Fees: PLM Financial Services Inc. ("FSI") is the General Partner or manager of nine investment programs. Distributions of the programs are allocated as follows: 99% to the limited partners and 1% to the General Partner in PLM Equipment Growth Fund (EGF) I and PLM Passive Income Investors 1988-II; 95% to the limited partners and 5% to the General Partner in EGFs II, III, IV, V, VI, and PLM Equipment Growth & Income Fund VII; and 85% to the members and 15% to the manager in Fund I. PLM's interest in the cash distributions of Fund I will increase to 25% after the investors have received distributions equal to their invested capital. Net income is allocated to the General Partner subject to certain allocation provisions. Most of the investment program agreements contain provisions for special allocations of the programs' gross income.

MILPI records as revenues its equity interest in the earnings of MILPI's managed programs. MILPI's income from the managed programs was $1.7 million for the period from February 7, 2001 through December 31, 2001.

Acquisition and Lease Negotiation Fees: Concurrent with the final settlement of the Koch and Romei matters in the third quarter of 2001 (see Note 7 to MILPI's audited consolidated financial statements), MILPI recognized income of $1.8 million consisting of acquisition and lease negotiation fees. These fees were earned on equipment purchased in prior periods for investment programs that had reached the maximum allowable fees that could be taken. With the settlement of these lawsuits, the amount of fees that could be earned from these investment programs was increased and the previously deferred fees were taken into income. During the period from February 7, 2001 through December 31, 2001, MILPI, on behalf of the managed programs, purchased transportation equipment for $7.0 million, and $0.4 million in acquisition and lease negotiation fees were earned on these purchases.

     Other Revenue: Other revenue consists primarily of revenue earned from data processing fees charged to the managed programs.

Costs  and  Expenses.
--------------------


                                              For the Period From
                                              February 7, 2001 through
                                              December 31, 2001
                                              (in thousands of dollars)
                                              --------------------------

Operations support                            $                      800
Impairment of investment in managed programs                         511
Depreciation and amortization                                      1,255
General and administrative                                         3,290
                                              --------------------------
  Total costs and expenses                    $                    5,856
                                              ==========================



Operations Support: Operations support expense includes salary and office-related expenses for operational activities.

Impairment of Investment in Managed Programs: In accordance with the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," ("SFAS No. 121"), MILPI reviews the carrying value of its investments whenever circumstances indicate that the carrying value may not be recoverable. If projected undiscounted future cash flows are lower than the carrying value of its equity interest in affiliates, an impairment would be recorded. During the period from February 7, 2001 through December 31, 2001, MILPI recorded an impairment of $0.5 million on its equity interest in affiliates due to a change in market conditions, primarily in the airline industry, after the events of September 11, 2001.


Depreciation and Amortization: Depreciation and amortization includes depreciation of assets held for lease and amortization of goodwill associated with the acquisition of PLM. Amortization of goodwill and depreciation of fixed assets was approximately $0.8 million and $0.5 million, respectively. Depreciation is expected to continue to decline in the future as MILPI's commercial and industrial equipment portfolio is sold and not replaced. On January 1, 2002, MILPI adopted SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"). The standard requires the discontinuance of goodwill and other intangible asset amortization. As a result, MILPI's amortization expense is expected to decrease in the future due to the new accounting pronouncement.

General and Administrative: General and administrative expenses consist of salary, office rent, insurance, professional fees and other costs associated with administrative functions.

     Other  Income  and  Expenses.
     ----------------------------



                   For the Period From
                   February 7, 2001 through
                   December 31, 2001
                   (in thousands of dollars)
                  --------------------------
Interest expense          $        (6)
Interest Income           $       384
Other income, net         $        89


     Interest Income: Interest income is earned on MILPI's cash and cash equivalents balance during the year. Cash equivalents are invested in instruments with a maturity date of 90 days or less.

Provision  For  Income  Taxes.  For  the  period  from  February 7, 2001 through
-----------------------------
December 31, 2001, the provision for income taxes was $1.6 million, representing an effective rate of 32%. The 32% rate is lower than the expected combined federal and state effective rate of 38% as a result of income recognized at the MILPI level which is not subject to taxation. MILPI is treated as a partnership for tax purposes. Therefore, income it earns is not taxed at the entity level.

Minority  Interest  Expense.  Minority  interest expense is the portion of PLM's
---------------------------
operating results attributable to shares of its stock owned by investors other than MILPI. MILPI's minority interest consists of approximately 17% of the stock outstanding owned by unrelated investors that was not acquired in the February 7, 2001 acquisition. Minority interest was $0.4 million for the period from February 7, 2001 through December 31, 2001. MILPI acquired the remaining 17% outstanding shares of PLM on February 6, 2002. Once the acquisition was completed, MILPI no longer recorded minority expense.

Liquidity  and  Capital  Resources.  Cash  requirements  in  2001 were satisfied
----------------------------------
through  cash  flow  from  investing  activities.

During the period from February 7, 2001 through December 31, 2001, accounts receivable decreased $1.2 million. This decrease was primarily caused by the collection of the lease receivables from assets held for sale that were outstanding at February 7, 2001.

During the period from February 7, 2001 through December 31, 2001, receivables from affiliates decreased $0.4 million resulting from lower management fees earned from the affiliated programs.

During the period from February 7, 2001 through December 31, 2001, equity interest in affiliates decreased $0.4 million. The decrease was attributable to a $0.5 million write-down of the equity investments to fair value and a $1.6 million of cash distributions offset by $1.7 million in equity income earned from the programs.

As of February 7, 2001, MILPI had $10.3 million in marine containers that were reported as assets held for sale. During the period from February 7, 2001 through December 31, 2001, MILPI sold these marine containers to affiliated programs at cost, which approximated their fair market value. As of December 31, 2001, MILPI had no assets held for sale.

During the period from February 7, 2001 through December 31, 2001, restricted cash decreased $1.7 million. MILPI's agreement to purchase PLM required $1.7 million in cash to be placed into an escrow account. Concurrent with the conclusion of the tender offer in February 2001, the $1.7 million in restricted cash held in an escrow account was released to MILPI.

During the period from February 7, 2001 through December 31, 2001, other assets decreased $0.6 million. Approximately $0.4 million of the decrease was attributable to the sale and depreciation of assets held for lease. Approximately $0.2 million of the decrease was attributable to a reduction in prepaid insurance and prepaid rent.

During the period from February 7, 2001 through December 31, 2001, accounts payable and accrued expenses decreased $10.5 million. The decrease was attributable to $2.4 million of costs accrued on February 7, 2001 in conjunction with the purchase of PLM that were paid during the year. Such costs included severance, moving and other miscellaneous transactions fees. Additionally, $4.7 million of the decrease was the result of a reduction in the current federal and state income tax payable due to tax payments made during the period. Accounts payable and other accrued liabilities decreased by $3.4 million due to the payment of deferred compensation, profit sharing and bonuses during the period.

Warehouse Credit Facility: In April 2001, PLM entered into a $15.0 million warehouse facility, (which is shared by PLM Equipment Growth Fund VI, PLM
Equipment Growth & Income Fund VII, and Fund I) which allows PLM to purchase equipment prior to its designation to a specific program. Borrowings under this facility by the other eligible borrowers reduced the amount available to be borrowed by PLM. Individual borrowings may be outstanding for no more than 270 days, with all advances due no later than April 12, 2002. Interest accrues at either the prime rate or adjusted LIBOR plus 2.00%, at the borrower's option, and is set at the time of an advance of funds. This facility was amended in December 2001 to lower the amount available to be borrowed to $10.0 million. This facility expires in July 2002. As of December 31, 2001, PLM had no borrowings outstanding under this facility and there were no borrowings outstanding under this facility by any other eligible borrower.

Management believes that, through debt financing and cash flows from operations, MILPI will have sufficient liquidity and capital resources to meet its projected future operating needs over the next twelve months.

FORWARD-LOOKING  INFORMATION

     Except for historical information contained herein, the discussion in this document contains forward-looking statements that contain risks and uncertainties, such as statements of MILPI's plans, objectives, expectations, and intentions. The cautionary statements made in this document should be read as being applicable to all related forward-looking statements wherever they appear in this discussion. MILPI's actual results could differ materially from those discussed here.

CONSOLIDATED FINANCIAL STATEMENTS FOR THE PERIOD FEBRUARY 7, 2001 THROUGH DECEMBER 31, 2001 FOR MILPI

INDEX  TO  CONSOLIDATED  FINANCIAL  STATEMENTS


Description                                                                     Page
------------------------------------------------------------------------------  ----
Independent Auditors' Report . . . . . . . . . . . . . . . . . . . . . . . . .    46
Consolidated Balance Sheet as of December 31, 2001 . . . . . . . . . . . . . .    47
Consolidated Statement of Operations  for the period February 7, 2001
  (Date of Inception) through December 31, 2001. . . . . . . . . . . . . . . .    48
Consolidated Statement of Shareholders' Equity for the period February 7, 2001
  (Date of Inception) through December 31, 2001. . . . . . . . . . . . . . . .    49
Consolidated Statement of Cash Flows  for the period February 7, 2001
  (Date of Inception) through December 31, 2001. . . . . . . . . . . . . . . .    50
Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . . . .    51

INDEPENDENT  AUDITORS'  REPORT

The  Board  of  Directors  and  Members
MILPI  Holdings,  LLC:

We have audited the accompanying consolidated balance sheet of MILPI Holdings, LLC, a Delaware limited liability company, and subsidiary (the "Company") as of December 31, 2001 and the related statements of operations, shareholders' equity and cash flows for the period February 7, 2001 (date of inception) through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2001, and the results of its operations and its cash flows for the period February 7, 2001 (date of inception) through December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.



/s/  Deloitte  &  Touche  LLP
Certified  Public  Accountants

Tampa,  Florida
March  12,  2002
   (January 24, 2003 as to Note 15 and February 7, 2003 as to the fourth paragraph of Note 14)

                       MILPI HOLDINGS, LLC AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2001
                 (in thousands of dollars, except share amounts)


ASSETS

Cash and cash equivalents                                             $14,037
Receivables, net of allowance for doubtful accounts of $45                 39
Receivables from affiliates                                               951
Equity interest in affiliates                                          20,948
Restricted cash and cash equivalents                                       75
Other assets, net                                                       2,759
Goodwill, net of accumulated amortization of $765                       4,590
                                                                      -------
      Total assets                                                    $43,399
                                                                      =======

LIABILITIES

Payables and other liabilities                                        $ 5,702
Deferred income taxes                                                   9,751
                                                                      -------
     Total liabilities                                                 15,453
                                                                      -------

Minority interest                                                       3,029
                                                                      -------
Commitments and contingencies

SHAREHOLDERS' EQUITY
Common stock ($0.01 par value, 20 shares authorized and outstanding)        -
Paid-in capital, in excess of par                                      21,970
Retained earnings                                                       2,947
                                                                      -------
     Total shareholders' equity                                        24,917
                                                                      -------
     Total liabilities, minority interest and shareholders' equity .  $43,399
                                                                      =======







       See accompanying notes to these consolidated financial statements.

                       MILPI HOLDINGS, LLC AND SUBSIDIARY
                      CONSOLIDATED STATEMENT OF OPERATIONS
              FOR THE PERIOD  FEBRUARY 7, 2001 (DATE OF INCEPTION)
                            THROUGH DECEMBER 31, 2001
                            (in thousands of dollars)



REVENUES
Operating lease income                              $   472
Management fees                                       5,217
Partnership interests and other fees                  1,716
Acquisition and lease negotiation fees                2,032
Loss on disposition of assets, net                      (91)
Other                                                 1,030
                                                     ------
  Total revenues                                     10,376
                                                     ------

EXPENSES
Operations support                                      800
Impairment of investment in managed programs            511
Depreciation and amortization                         1,255
General and administrative                            3,290
                                                     ------
  Total costs and expenses                            5,856
                                                     ------

  Operating income                                    4,520


Interest expense                                         (6)
Interest income                                         384
Other income, net                                        89
                                                     ------
  Income before income taxes and minority interest    4,987


Provision for income taxes                            1,611
Minority interest                                       429
                                                     ------

  Net income                                        $ 2,947
                                                     ======

  Net income per weighted-average common share
  Outstanding                                       $   147
                                                     ======






       See accompanying notes to these consolidated financial statements.

                       MILPI HOLDINGS, LLC AND SUBSIDIARY
                 CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
              FOR THE PERIOD  FEBRUARY 7, 2001 (DATE OF INCEPTION)
                            THROUGH DECEMBER 31, 2001
                    (in thousands of dollars, except shares)





                                       Common      Additional     Retained
                               Shares   Stock   Paid in Capital   Earnings    Total
                               ------  ------  -----------------  ---------  --------
 Balance at February 7, 2001       20  $     -  $         21,776  $       -  $21,776

  Capital contribution              -        -               194          -      194

  Net income                        -        -                 -      2,947    2,947
                               ------  ------  -----------------  ---------  --------

 Balance at December 31, 2001      20  $     -  $         21,970  $   2,947  $24,917
                               ======  =======  ================  =========  =======













       See accompanying notes to these consolidated financial statements.

                     MILPI HOLDINGS, LLC AND SUBSIDIARY
                    CONSOLIDATED STATEMENT OF CASH FLOWS
                      FOR THE PERIOD FEBRUARY 7, 2001
                  (DATE OF INCEPTION) THROUGH DECEMBER 31, 2001
                            (in thousands of dollars)


CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
Net income. . . . . . . . . . . . . . . . . . . . . . . .  $ 2,947
Adjustments to reconcile net income to net
 cash (used in) provided by operating activities:
  Depreciation and amortization . . . . . . . . . . . . .    1,255
  Compensation expense related to variable stock options.      315
  Loss on disposition of assets, net. . . . . . . . . . .       91
  Partnership interests and other fees. . . . . . . . . .   (1,716)
  Impairment of investment in managed programs. . . . . .      511
  Increase in deferred income taxes . . . . . . . . . . .      867
  Minority interest . . . . . . . . . . . . . . . . . . .      429
Changes in assets and liabilities:
  Decrease in payables and other liabilities. . . . . . .   (9,484)
  Decrease in receivables and receivables from affiliates    1,576
  Increase in other assets. . . . . . . . . . . . . . . .     (176)
                                                           --------
    Net cash used in operating activities . . . . . . . .   (3,385)
                                                           --------

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES
Cash distribution from managed programs . . . . . . . . .    1,591
Loans made to affiliates. . . . . . . . . . . . . . . . .   (5,500)
Repayment of loans made to affiliates . . . . . . . . . .    5,500
Purchase of property, plant and equipment . . . . . . . .      (71)
Proceeds of sale of equipment for lease . . . . . . . . .      313
Proceeds from the sale of assets held for sale. . . . . .   10,250
Decrease in restricted cash . . . . . . . . . . . . . . .    1,673
                                                           --------
    Net cash provided by investing activities . . . . . .   13,756
                                                           --------

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES
Capital contribution. . . . . . . . . . . . . . . . . . .      194
Redemption of stock options . . . . . . . . . . . . . . .     (919)
                                                           --------
    Net cash used in financing activities . . . . . . . .     (725)
                                                           --------

Net increase in cash and cash equivalents . . . . . . . .    9,646
Cash and cash equivalents at beginning of period. . . . .    4,391
                                                           --------
Cash and cash equivalents at end of period. . . . . . . .  $14,037
                                                           ========

SUPPLEMENTAL INFORMATION

Cash paid during the period for interest. . . . . . . . .  $     6
                                                           ========
Cash paid during the period for income taxes. . . . . . .  $ 6,216
                                                           ========



       See accompanying notes to these consolidated financial statements.

MILPI HOlDINGS, LLC AND SUBSIDIARY
NOTES  TO  CONSOLIDATED  FINANCIAL  STATEMENTS

NOTE  1  -  SUMMARY  OF  BUSINESS  AND  SIGNIFICANT  ACCOUNTING  POLICIES

BACKGROUND

     MILPI Holdings, LLC and subsidiary ("MILPI") was formed on December 12, 2000, under the laws of the State of Delaware and is governed by its Operating Agreement, dated December 13, 2000. There were no activities of MILPI from December 12, 2000 through February 7, 2001. MILPI was created by four separate trusts (AFG Investment Trust A, AFG Investment Trust B, AFG Investment Trust C and AFG Investment Trust D, collectively the "Trusts") for the purpose of acquiring PLM International Inc. and subsidiaries ("PLM"). PLM is an equipment management company and operates in one business segment, the leasing of transportation equipment and the creation of equipment-leasing solutions for domestic and international customers.


On February 7, 2001 ("Date of Inception"), MILPI Acquisition Corp. ("MAC"), a wholly-owned subsidiary of MILPI, closed on a Tender Offer ("Tender Offer") to purchase all of the outstanding shares of PLM for a cash price of approximately $21.8 million, resulting in goodwill of approximately $5.8 million. The $21.8 million of cash used in the Tender Offer was contributed by the Trusts and represents their initial capital contribution. MAC acquired 83% of the common shares outstanding of PLM through the Tender Offer. On February 6, 2002, MAC completed its acquisition of PLM through the acquisition of the remaining 17% of the outstanding PLM common shares and by effecting a merger of MAC into PLM, under Delaware law, with PLM as the surviving entity. Concurrent with the completion of the merger, PLM ceased to be publicly traded. PLM's shareholders approved the merger pursuant to a special shareholders' meeting.

The acquisition of the stock of PLM was accounted for using the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16 ("APB No. 16"). In accordance with APB No. 16, MILPI allocated the total purchase price to the assets acquired and liabilities assumed based on the estimated fair market values at the date of acquisition. There are no contingencies or other matters that could materially affect the allocation of the purchase cost.

     MILPI's consolidated balance sheet, reflecting the above business combination, as of February 7, 2001 was as follows (in thousands of dollars):

ASSETS
Cash and cash equivalents. . . . . . . . . . . . . . . . . . . . . .  $ 4,391
Restricted cash and cash equivalents . . . . . . . . . . . . . . . .    1,748
Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1,222
Receivables from affiliates. . . . . . . . . . . . . . . . . . . . .    1,344
Equity interest in affiliates. . . . . . . . . . . . . . . . . . . .   21,334
Assets held for sale . . . . . . . . . . . . . . . . . . . . . . . .   10,250
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3,406
Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,840
                                                                      -------
   Total assets                                                       $49,535
                                                                      =======

LIABILITIES
Payables and other liabilities . . . . . . . . . . . . . . . . . . .  $16,275
Deferred income taxes. . . . . . . . . . . . . . . . . . . . . . . .    8,884
                                                                      -------
   Total liabilities . . . . . . . . . . . . . . . . . . . . . . . .   25,159

Minority interest. . . . . . . . . . . . . . . . . . . . . . . . . .    2,600

SHAREHOLDERS' EQUITY
Common stock ($0.01 par value, 20 shares authorized and outstanding)        -
Paid-in capital, in excess of par. . . . . . . . . . . . . . . . . .   21,776
                                                                      -------
  Total liabilities, minority interest and shareholders' equity. . .  $49,535
                                                                      =======

     MILPI's  fiscal  year  end  is  December  31.

PRINCIPLES  OF  CONSOLIDATION  AND  BASIS  OF  PRESENTATION

     The accompanying consolidated financial statements include the accounts of MILPI Holdings, LLC and its majority-owned subsidiary. In addition, investments for which MILPI has less than a 50% ownership interest are accounted for using the equity method. All significant intercompany balances and transactions among the consolidated group have been eliminated.


MILPI has recorded a minority interest in MILPI's consolidated balance sheet as of December 31, 2001 to reflect the ownership of PLM's common shares that were not tendered as of that date.

ESTIMATES

     These consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT IN AND MANAGEMENT OF EQUIPMENT GROWTH FUNDS, OTHER LIMITED PARTNERSHIPS, PRIVATE PLACEMENT PROGRAMS AND LIMITED LIABILITY COMPANY

     MILPI earns revenues in connection with the management of limited partnerships and other managed programs. Equipment acquisition and lease negotiation fees are earned through the purchase and initial lease of equipment, and are recognized as revenue when MILPI completes all of the services required to earn the fees, typically when binding commitment agreements are signed.

     Management fees are earned for managing the equipment portfolios and administering investor programs as provided for in various agreements, and are recognized as revenue over time as they are earned.

     As compensation for organizing a partnership investment program, MILPI was granted an interest (between 1% and 5%) in the earnings and cash distributions of the program, in which PLM Financial Services, Inc. ("FSI"), a wholly owned subsidiary of PLM, is the General Partner. MILPI recognizes as partnership interests its equity interest in the earnings of the partnerships, after adjusting such earnings to reflect the effect of special allocations of the programs' gross income allowed under the respective partnership agreements.


     From May 1995 through May 1996, Professional Lease Management Income Fund I, LLC ("Fund I"), a limited liability company with a no front-end fee structure, was offered as an investor program. FSI serves as the manager for the program. No compensation was paid to PLM for the organization and syndication of interests, the acquisition of equipment, the negotiation of leases for equipment, or the placement of debt. PLM funded the costs of organization, syndication, and offering through the use of operating cash and has capitalized these costs as its investment in Fund I. PLM has an equity interest of 15% for its contribution to the program.

     In return for its investment, PLM is entitled to a 15% interest in the cash distributions and earnings of Fund I, subject to certain allocation provisions. PLM's interest in the cash distributions and earnings of Fund I will increase to 25% after the investors have received distributions equal to their invested capital. PLM is entitled to monthly fees for equipment management services and reimbursement for providing certain administrative services.

MILPI is entitled to reimbursement from the investment programs for providing certain administrative services at the lesser of cost or market rates.

In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of," ("SFAS No. 121") MILPI reviews the carrying value of its investments whenever circumstances indicate that the carrying values may not be recoverable. If projected undiscounted future cash flows are lower than the carrying value of its equity interest in affiliates, a loss on revaluation is recorded. The loss recorded is equal to the difference between the carrying amount and the fair value of the asset. The fair value of the asset is determined based on a valuation model which includes expected future cash flows of the investment. During the period February 7, 2001 through December 31, 2001, MILPI recorded an impairment of
$511,000 on its equity interest in affiliates due to a change in market conditions, primarily in the airline industry, after the events of September 11, 2001.


OPERATING  LEASE  INCOME

     Operating lease income consists of rental revenues generated from assets held for operating leases and assets held for sale that are on lease.

RESTRICTED  CASH  AND  CASH  EQUIVALENTS

     MILPI considers highly liquid investments readily convertible into known amounts of cash with original maturities of 90 days or less as cash equivalents. Restricted cash consists of bank accounts and short-term investments that are primarily subject to withdrawal restrictions per loan and other legally binding agreements.

GOODWILL

     Goodwill  of  approximately  $5.8  million  was  originally  recorded  in conjunction  with  the  acquisition  of  83%  of  the common stock of PLM.  This goodwill included approximately $2.0 million of total costs estimated for severance of PLM employees and relocation costs in accordance with management's formal plan to involuntarily terminate employees, which plan was developed in conjunction with the acquisition. During the fourth quarter of 2001, the estimates for severance and relocation costs were reduced by $0.5 million based on actual costs incurred related to these activities and, therefore, total goodwill was reduced by $0.5 million. Goodwill is amortized using the straight-line method over the estimated life of PLM, which is 7 years.

In accordance with SFAS No. 121, MILPI reviews the carrying value of its goodwill whenever circumstances indicate that the carrying value may not be recoverable. If projected undiscounted future cash flows are lower than the carrying value of its goodwill, a loss is recorded. The loss recorded is equal to the difference between the carrying amount and the fair value of the asset. The fair value of the asset is determined based on a valuation model which includes future cash flows of MILPI. There was no impairment of goodwill recorded in 2001.

INCOME  TAXES

     MILPI is a partnership for tax purposes and as such is not taxed on its operations. MAC and PLM are C corporations, which recognize income tax expense using the asset and liability method. Deferred income taxes are recognized for the tax consequences of "temporary differences" by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

     Deferred income taxes arise primarily because of differences in the timing of reporting equipment depreciation, equity income in managed programs, and certain accruals for financial statement and income tax reporting purposes.

NEW  ACCOUNTING  PRONOUNCEMENTS

     On June 29, 2001, SFAS No. 141, "Business Combinations" ("SFAS No. 141"), was approved by the FASB. SFAS No. 141 requires that the purchase method of accounting be used for all business combinations initiated after June 30, 2001. Goodwill and certain intangible assets with indefinite lives will remain on the balance sheet and not be amortized. MILPI implemented SFAS No. 141 on July 1, 2001. The adoption of SFAS No. 141 did not have an impact on the results of operations or financial position of MILPI.

On June 29, 2001, SFAS No. 142, "Goodwill and other Intangible Assets" ("SFAS No. 142"),was approved by the FASB. SFAS No. 142 changes the accounting for goodwill and other intangible assets determined to have an indefinite useful life from an amortization method to an impairment-only approach. Amortization of applicable intangible assets will cease upon adoption of this statement. MILPI is required to implement SFAS No. 142 on January 1, 2002 and has not yet determined the impact, if any, this statement will have on its financial position or results of operations.

In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), which replaces SFAS No. 121. SFAS No. 144 provides updated guidance concerning the recognition and measurement of an impairment loss for certain types of long-lived assets, expands the scope of a discontinued operation to include a component of an entity, and eliminates the current exemption to consolidation when control over a subsidiary is likely to be temporary. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. MILPI will apply the new rules on accounting for the impairment or disposal of long-lived assets beginning in the first quarter of 2002, and they are not anticipated to have an impact on the MILPI's earnings or financial position.

NOTE  2  -  ASSETS  HELD  FOR  SALE

     As of February 7, 2001, MILPI had $10.3 million in marine containers classified as assets held for sale, which were acquired in the PLM acquisition. During 2001, MILPI sold these marine containers to affiliated programs at cost, which approximated their fair market value.

As  of  December  31,  2001,  MILPI  had  no  assets  held  for  sale.

NOTE  3  -  EQUITY  INTEREST  IN  AFFILIATES

     FSI  is  the  General  Partner  or  manager  of  nine  investment programs.
Distributions of the programs are allocated as follows: 99% to the limited partners and 1% to the General Partner in PLM Equipment Growth Fund (EGF) I and PLM Passive Income Investors 1988-II; 95% to the limited partners and 5% to the General Partner in EGFs II, III, IV, V, VI, and PLM Equipment Growth & Income Fund VII (EGF VII); and 85% to the members and 15% to the manager in Fund I. PLM's interest in the cash distributions of Fund I will increase to 25% after the investors have received distributions equal to their invested capital. Net income is allocated to the General Partner subject to certain allocation provisions. FSI also receives a management fee on a per car basis at a fixed rate each month, plus an incentive management fee equal to 15% of "Net Earnings" over $750 per car per quarter from Covered Hopper Program 1979-1.

Most of the investment program agreements contain provisions for special allocations of the programs' gross income.

While none of the partners or members, including the General Partner and manager, are liable for program borrowings, and while the General Partner or manager maintains insurance against liability for bodily injury, death, and property damage for which an investment program may be liable, the General Partner or manager may be contingently liable for nondebt claims against the program that exceed asset values.

     The summarized combined financial data for FSI's affiliates, in which FSI is the General Partner or manager, as of and for the period February 7, 2001 (date of inception) through December 31, 2001 is as follows (in thousands of dollars):


Total assets. . .  $229,358
Total liabilities  $ 67,579
Partners' equity.  $161,779

Total revenues. .  $ 91,085
Total expenses. .  $ 70,688
Net income. . . .  $ 20,397


NOTE  4   -  OTHER  ASSETS,  NET

     Other assets, net, consists of the following as of December 31, 2001 (in thousands of dollars):

Cash surrender value of officers' life insurance policies  $2,343
Commercial and industrial equipment, net                      178
Prepaid expenses, deposits and other                          153
Furniture, fixtures, and equipment                             85
                                                           ------
    Total other assets, net                                $2,759
                                                           ======


NOTE  5  -  WAREHOUSE  CREDIT  FACILITY

     In April 2001, PLM entered into a $15.0 million warehouse facility, which is shared with PLM Equipment Growth Fund VI, PLM Equipment Growth & Income Fund VII, and Fund I, that allows PLM to purchase equipment prior to its designation to a specific program. Borrowings under this facility by the other eligible borrowers reduce the amount available to be borrowed by PLM. All borrowings under this facility are guaranteed by PLM. This facility provides for financing up to 100% of the cost of the asset. Interest accrues at prime or LIBOR plus 200 basis points, at the option of PLM. Borrowings under this facility may be outstanding up to 270 days. This facility was amended in December 2001 to lower the amount available to be borrowed to $10.0 million. This facility expires in April 2002. All borrowings must be repaid upon the expiration of this facility. PLM believes it will be able to extend the facility with similar terms upon the facility's expiration. As of December 31, 2001, PLM had no borrowings outstanding under this facility and there were no borrowings outstanding under this facility by any other eligible borrower.

NOTE  6  -  INCOME  TAXES

     The provision for income taxes attributable to income from operations consists of the following (in thousands of dollars):

          Federal   State   Total
          --------  ------  ------
Current   $    551  $  193  $  744
Deferred       705     162     867
          --------  ------  ------
Total     $  1,256  $  355  $1,611
          ========  ======  ======


     Amounts for the current year are based upon estimates and assumptions as of the date of this report and could vary significantly from amounts shown on the tax returns ultimately filed.

     The difference between the effective rate and the expected federal statutory rate is reconciled below:

Federal statutory tax expense rate          34%
State income tax rate                        5
Income reportable at the partnership level  (7)
                                            ---
    Effective tax expense rate              32%
                                            ===



     There are no net operating loss carryforwards for federal income tax purposes or alternative minimum tax credit carryforwards as of December 31, 2001.

     The tax effects of temporary differences that give rise to significant portions of the deferred tax liabilities as of December 31 are presented below (in thousands of dollars):


Deferred tax assets from continuing operations:
  Partnership Organization and Syndication costs  $ 8,300
  Federal benefit of state taxes                      735
  Other                                               329
                                                  --------
    Total gross deferred tax assets                 9,364
  Less valuation allowance                         (8,594)
                                                  --------
  Net deferred tax assets                             770
                                                  --------

Deferred tax liabilities:
  Partnership interests                            10,520
  Other                                                 1
                                                  --------
    Total deferred tax liabilities                 10,521

                                                  --------
    Total net deferred tax liabilities            $ 9,751
                                                  ========

     Management has reviewed all established interpretations of items reflected in its consolidated tax returns and believes that these interpretations require valuation allowances as described in SFAS No. 109, "Accounting for Income Taxes." The valuation allowance contained in the 2001 deferred tax account includes items that may result in future capital losses.


See  discussion  in  Note  7  relative  to  an  Internal  Revenue Service audit.



NOTE  7  -  COMMITMENTS  AND  CONTINGENCIES

LITIGATION

     Two class action lawsuits which were filed against PLM and various of its wholly owned subsidiaries in January 1997 in the United States District Court for the Southern District of Alabama, Southern Division (the "court"), Civil Action No. 97-0177-BH-C (the "Koch action"), and June 1997 in the San Francisco Superior Court, San Francisco, California, Case No. 987062 (the "Romei action"), were fully resolved during the fourth quarter 2001.

The named plaintiffs were individuals who invested in PLM Equipment Growth Fund IV, PLM Equipment Growth Fund V (Fund V), PLM Equipment Growth Fund VI, and PLM Equipment Growth & Income Fund VII (the "Partnerships"), each a California limited partnership for which FSI acts as the General Partner. The complaints asserted causes of action against all defendants for fraud and deceit, suppression, negligent misrepresentation, negligent and intentional breaches of fiduciary duty, unjust enrichment, conversion, conspiracy, unfair and deceptive practices and violations of state securities law. Plaintiffs alleged that each defendant owed plaintiffs and the class certain duties due to their status as fiduciaries, financial advisors, agents, and control persons. Based on these duties, plaintiffs asserted liability against defendants for improper sales and marketing practices, mismanagement of the Partnerships, and concealing such mismanagement from investors in the Partnerships. Plaintiffs sought unspecified compensatory damages, as well as punitive damages.

In February 1999, the parties to the Koch and Romei actions agreed to monetary and equitable settlements of the lawsuits, with no admission of liability by any defendant, and filed a Stipulation of Settlement with the court. The court preliminarily approved the settlement in August 2000, and information regarding the settlement was sent to class members in September 2000. A final fairness hearing was held on November 29, 2000, and on April 25, 2001, the federal magistrate judge assigned to the case entered a Report and Recommendation recommending final approval of the monetary and equitable settlements to the federal district court judge. On July 24, 2001, the federal district court judge adopted the Report and Recommendation, and entered a final judgment approving the settlements. No appeal has been filed and the time for filing an appeal has run.

The monetary settlement provides for a settlement and release of all claims against defendants in exchange for payment for the benefit of the class of up to $6.6 million, consisting of $0.3 million deposited by PLM and the remainder funded by an insurance policy. The final settlement amount of $4.9 million (of which PLM's share was approximately $0.3 million) was paid out in the fourth quarter of 2001 and was determined based upon the number of claims filed by class members, the amount of attorneys' fees awarded by the court to plaintiffs' attorneys, and the amount of the administrative costs incurred in connection with the settlement.

The equitable settlement provides, among other things, for: (a) the extension (until January 1, 2007) of the date by which FSI must complete liquidation of the Partnerships' equipment, except for Fund IV, (b) the extension (until December 31, 2004) of the period during which FSI can reinvest the Funds' funds in additional equipment, except for Fund IV, (c) an increase of up to 20% in the amount of front-end fees (including acquisition and lease negotiation fees) that FSI is entitled to earn in excess of the compensatory limitations set forth in the North American Securities Administrator's Association's Statement of Policy; except for Fund IV, (d) a one-time purchase by each of Funds V, VI and VII of up to 10% of that partnership's outstanding units for 80% of net asset value per unit at September 30, 2000; and (e) the deferral of a portion of the management fees paid to an affiliate of FSI until, if ever, certain performance thresholds have been met by the Funds. The equitable settlement also provides for payment of additional attorneys' fees to the plaintiffs' attorneys from Fund funds in the event, if ever, that certain performance thresholds have been met by the Funds. Following a vote of limited partners resulting in less than 50% of the limited partners of each of Funds V, VI and VII voting against such amendments and after final approval of the settlement, each of such Fund's limited partnership agreement was amended to reflect these changes. During the fourth quarter of 2001, the respective Funds repurchased limited partnership units from those equitable class members who submitted timely requests for repurchase.

PLM is involved as plaintiff or defendant in various other legal actions incidental to its business. Management does not believe that any of these actions will be material to the financial condition or results of operations of MILPI.

LEASE  AGREEMENTS

     PLM and its subsidiaries have entered into operating leases for office space. PLM's total net rent expense was $0.4 million in 2001. The portion of rent expense related to its principal office, net of sublease income of $0.4 million was $0.3 million in 2001. The remaining rent expense was related to other office space and rental yard operations.

Annual lease commitments for all of PLM's locations total $0.3 million in 2002 and 2003, $0.2 million in 2004 and $0.1 million in 2005.

CORPORATE  GUARANTEE

     As of December 31, 2001, PLM had guaranteed certain obligations up to $0.4 million of a Canadian railcar repair facility, in which PLM has a 10% ownership interest.

EMPLOYMENT  AGREEMENTS

     PLM entered into employment agreements with five individuals that require PLM to pay severance to these individuals up to two years of their base salaries and benefits if their employment is terminated after a change in control as defined in the employment agreement. As of December 31, 2001, the total future contingent liability for these payments was $0.2 million.

WAREHOUSE  CREDIT  FACILITY

     See  Note  5  for  discussion  of  PLM's  credit  warehouse  facility.

INTERNAL  REVENUE  SERVICE  AUDIT

     In March 2001, the Internal Revenue Service notified PLM that it would conduct an audit of certain Forms 1042, "Annual Withholding Tax Return for U.S. Source Income of Foreign Persons". The audit relates to payments to unrelated foreign entities made by two partnerships in which PLM formerly held interests as the 100% direct and indirect owner. One partnership's audit relates to Forms 1042 for the years 1997, 1998 and 1999, while the other partnership's audit relates to Forms 1042 for the years 1998 and 1999. The audits remain pending, with the Internal Revenue Service presently reviewing documents and information provided to it by PLM. The Internal Revenue Service has not proposed any adjustments to the Forms 1042, and management believes that the withholding tax returns will be accepted as filed. If the withholding tax returns are not accepted as filed by the Internal Revenue Service, the recipient foreign entities are legally obligated to indemnify PLM for any losses. If the withholding tax returns are not accepted as filed by the Internal Revenue Service, and the recipient foreign entities do not honor the indemnification, MILPI's financial condition, results of operations, and liquidity would be materially impacted.

OTHER

     PLM has life insurance policies on certain current and former employees, which had a $2.3 million cash surrender value as of December 31, 2001 and are included in other assets.

NOTE  8  -  PROFIT  SHARING,  401(K)  PLAN  AND  STOCK  OPTION  PLANS

     The PLM Profit Sharing and 401(k) Plan (the "Plan") provides for deferred compensation as described in Section 401(k) of the Internal Revenue Code. The Plan is a contributory plan available to essentially all full-time employees of PLM in the United States. In 2001, PLM employees who participated in the Plan could elect to defer and contribute to the trust established under the Plan up to 9% of pretax salary or wages up to $10,500. PLM matched up to a maximum of $4,000 of PLM employees' 401(k) contributions in 2001 to vest in four equal installments over a four-year period. MILPI's total 401(k) contributions, net of forfeitures, were $0.1 million for 2001.

Profit-sharing contributions are allocated equally among the number of eligible Plan participants. There were no profit-sharing contributions accrued in 2001.

PLM had two nonqualified stock option plans that reserved up to 780,000 shares of PLM's common stock for key employees and directors. Under these plans, the price of the shares issued under an option must be at least 85% of the fair market value of the PLM common stock at the date of grant. Vesting of the options granted under these plans occurred in three equal installments of 33.3% per year, initiating from the date of the grant. Prior to the completion of the Tender Offer by MAC, PLM's Board of Directors voted to immediately vest all options outstanding under these plans. As of December 31, 2001, grants could no longer be made under either the employee or directors' plan.

In May 1998, PLM's Board of Directors adopted the 1998 Management Stock Compensation Plan, which reserved 800,000 shares (in addition to the 780,000 shares above) of PLM's common stock for issuance to certain management and key employees of PLM upon the exercise of stock options. The completion of the Tender Offer by MAC in February 2001 was deemed a change in control in accordance with the terms of the 1998 Management Stock Compensation Plan and all options that had been granted immediately vested.

In  February  2000,  PLM's  Board of Directors adopted the 2000 Management Stock
Compensation Plan, which reserved 70,000 shares with respect to which options may be granted under the 2000 Directors' Plan. In February 2000, each non-employee director of PLM was granted an option to purchase 8,000 shares of common stock under this Plan. Prior to completion of the Tender Offer by MAC, PLM's Board of Directors voted to immediately vest all options outstanding under this plan.

Concurrent with the completion of the Tender Offer by MAC in February 2001, PLM redeemed all vested options currently outstanding. PLM paid the difference between the grant price of the option and $3.46 (the amount offered for PLM shares in the Tender Offer). The total cash paid to redeem all outstanding options was $0.9 million.

As of December 31, 2001, the 1998 Management Stock Compensation Plan and the 2000 Management Stock Compensation Plan continued to be in effect. There were no options outstanding under either of these plans at December 31, 2001.

NOTE  9  -  TRANSACTIONS  WITH  AFFILIATES

     In addition to various fees payable to PLM or its subsidiaries, the affiliated programs reimburse PLM for certain expenses, as allowed in the program agreements. Reimbursed expenses totaling $1.8 million in 2001 have been recorded as reductions of operations support or general and administrative expenses. Outstanding amounts are paid under normal business terms. As of December 31, 2001, MILPI had receivables from affiliates of $1.0 million, which represented unpaid management fees.

NOTE  10  -  RISK  MANAGEMENT

     Financial instruments that potentially subject MILPI to concentrations of credit risk consist principally of temporary cash investments and receivables from affiliated entities.

MILPI places its temporary cash investments with financial institutions and other creditworthy issuers and limits the amount of credit exposure to any one party. MILPI's involvement with the management of the receivables from affiliated entities limits the credit exposure from affiliated entities.

In 2001, Fund 1, PLM Equipment Growth Fund VI and PLM Equipment Growth and Income Fund VII, accounted for 26% of total revenues. No other customer accounted for over 10% of revenue in 2001.

As of December 31, 2001, management believes MILPI had no other significant concentrations of credit risk that could have a material adverse effect on MILPI's business, financial condition, or results of operations.

NOTE  11  -  GEOGRAPHIC  INFORMATION

     All of MILPI's revenues for the period from February 7, 2001 (date of inception) through December 31, 2001 were recognized from entities domiciled in the United States and all of MILPI's long-lived assets are located in the United States.

NOTE  12  -  ESTIMATED  FAIR  VALUE  OF  FINANCIAL  INSTRUMENTS

     The estimated fair value of amounts reported in the consolidated financial statements has been determined by using available market information and appropriate valuation methodologies. The carrying value of all current assets and current liabilities approximates fair value because of their short-term nature.

NOTE  13  -  QUARTERLY  RESULTS  OF  OPERATIONS  (UNAUDITED)

     The following is a summary of the quarterly results of operations of MILPI for the period February 7, 2001 (date of inception) through December 31, 2001(in thousands of dollars):

                                 March 31,   June 30,   September 30,   December 31,   Total
                                 ----------  ---------  --------------  -------------  -------
Revenue                          $    2,077  $   2,434  $        3,586  $       2,279  $10,376

Net income                       $      776  $     568  $        1,293  $         310  $ 2,947

Net income per weighted-average
common share outstanding:        $       39  $      28  $           65  $          16  $   147



     In the third quarter of 2001, PLM earned acquisition and lease negotiation fees of $1.8 million, which resulted in after-tax net income of $1.1 million.

NOTE  14  -  SUBSEQUENT  EVENTS

     On February 6, 2002, MILPI completed its acquisition of PLM through the acquisition of the remaining 17% of the outstanding PLM common shares and by effecting a merger of MAC into PLM. The merger was completed when MILPI obtained approval of the merger from PLM's shareholders pursuant to a special shareholders' meeting. The remaining interest was purchased for approximately $4.4 million and resulted in approximately $3.8 million in goodwill. Concurrent with the completion of the merger, PLM ceased to be publicly traded.

On February 11, 2002, MILPI entered into separate promissory notes with AFG Investment Trusts C and D, both shareholders in MILPI, loaning those entities an aggregate of $1.3 million. The loans are unsecured and have a term of 364 days. Interest accrues at LIBOR plus 200 basis points.

On March 12, 2002, MILPI declared and paid a cash dividend of approximately $2.7 million to its shareholders, the Trusts.

On December 31, 2002, one of the PLM managed programs in which MILPI has an equity investment adopted a formal plan of liquidation and transferred the remaining assets of this managed program to a liquidating trust. MILPI is actively marketing the equipment in this managed program and is in the process of finalizing the estimated costs of liquidation. Based on a revised liquidation analysis as of December 31, 2002, completed for this managed program on February 7, 2003, MILPI believes its equity investment in this program is impaired. Therefore, as of December 31, 2002, MILPI recorded an impairment loss of $0.5 million on its equity investment in this affiliate.

NOTE  15  -  SFAS  NO.  142  TRANSITIONAL  DISCLOSURE

     MILPI adopted SFAS No. 142 on January 1, 2002. As a result, the discontinuance of goodwill and other intangible asset amortization was effective upon adoption of SFAS No.142. SFAS No. 142 also includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill, and the identification of reporting units for purposes of assessing potential future impairments of goodwill. The amount of the impairment is the difference between the carrying amount and the fair value of the asset. Fair value of the asset is calculated using several valuation models which utilize the expected future cash flows of the Company. SFAS No. 142 requires the Company to complete a transitional goodwill impairment test within six months from January 1, 2002, the date of adoption. The Company completed the goodwill impairment analysis performed as of January 1, 2002, during the quarter ended June 30, 2002. There was no impact on the Company's financial statements as a result of this analysis.

The amortization expense and net income for the period from February 7, 2001 through December 31, 2001 is summarized as follows (in thousands of dollars):


                                             For the
                                             Period From
                                             February 7, 2001
                                             Through
                                             December 31, 2001
                                             ------------------
Reported net income:                         $            2,947
Add back: goodwill amortization                             765
                                             ------------------
Adjusted net income                          $            3,712
                                             ==================

Basic and fully diluted earnings per share:
Reported net income                          $              147
Add back:  Goodwill amortization                             38
                                             ------------------
Adjusted net income                          $              186
                                             ==================

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS FOR PERIODS ENDED SEPTEMBER 30, 2002 AND 2001 FOR MILPI

     MILPI was formed on December 12, 2000, under the laws of the State of Delaware and is governed by its Operating Agreement, dated December 13, 2000. MILPI had no activities from December 12, 2000 through February 7, 2001. MILPI was created by four separate trusts (Trust A, Trust B, the Trust and Trust D) for the sole purpose of acquiring PLM. PLM is an equipment management company and operates in one business segment, the leasing of transportation equipment and the creation of equipment-leasing solutions for domestic and international customers.

On February 6, 2002, MILPI, completed its acquisition of PLM by purchasing the remaining 17% of the outstanding PLM common stock and by effecting a merger of MAC into PLM, with PLM as the surviving entity. The merger was completed when approval of the merger was obtained from PLM's shareholders pursuant to a special shareholder's meeting. Concurrent with the completion of the merger, PLM ceased to be publicly traded.

CRITICAL  ACCOUNTING  POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires MILPI to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On a regular basis, MILPI reviews these estimates including those related to asset lives and depreciation methods, impairment of long-lived assets, allowance for doubtful accounts, reserves related to legally mandated equipment repairs and contingencies and litigation. These estimates are based on MILPI's historical experience and on various other assumptions believed to be reasonable under the circumstances. Actual results may differ from these estimates under different assumptions or conditions. MILPI believes, however, that the estimates, including those for the above-listed items, are reasonable and that actual results will not vary significantly from the estimated amounts.

MILPI believes the following critical accounting policies affect the more significant judgments and estimates used in the preparation of MILPI's financial statements:

Asset lives and depreciation methods: The primary business of the managed programs involves the purchase and subsequent lease of long-lived transportation
and  related  equipment.   MILPI  has  chosen  asset  lives  that  it  believes
correspond to the economic life of the related asset. MILPI has chosen a deprecation method that it believes matches the benefit to the managed programs from the asset with the associated costs. These judgments have been made based on MILPI's expertise in each equipment segment that the managed programs operate. If the asset life and depreciation method chosen does not reduce the book value of the asset to at least the potential future cash flows from the asset to the managed programs, the managed programs would be required to record a loss on revaluation. Likewise, if the net book value of the asset was reduced by an amount greater than the economic value has deteriorated, the managed programs may record a gain on sale upon final disposition of the asset. In either instance, this would impact the amount of MILPI's equity income in managed programs reported on its consolidated statement of operations.

Impairment of Long-lived Assets.  On a regular basis, MILPI reviews the carrying
--------------------------------
value of the managed programs' equipment and investments in unconsolidated special purpose entities to determine if the carrying value of the assets may not be recoverable due to current economic conditions. This requires MILPI to make estimates related to future cash flows from each asset as well as the determination if the deterioration is temporary or permanent. If these estimates or the related assumptions change in the future, the managed programs may be required to record an impairment charge. This would impact the amount of MILPI's equity income in managed programs reported on its consolidated statement of operations.

Allowance  for  Doubtful  Accounts.  MILPI  maintains  allowances  for  doubtful
----------------------------------
accounts and other receivables for estimated losses resulting from the inability of the customer to make the customer payments. These estimates are primarily based on the amount of time that has lapsed since the related payments were due as well as specific knowledge related to the ability of the lessees to make the required payments. If the financial condition of MILPI's lessees were to deteriorate, additional allowances could be required that would reduce income. Conversely, if the financial condition of the lessees were to improve or if legal remedies to collect past due amounts were successful, the allowance for doubtful accounts may need to be reduced and income would be increased. In addition, the managed programs maintain similar allowances for their receivables. If the financial condition of the companies with payments due to the managed programs were to change, this would impact the amount of the management fee revenue earned by MILPI.

Reserves  for Repairs.  The managed programs accrue for legally required repairs
---------------------
to equipment such as dry docking for marine vessels and engine overhauls to aircraft engines over the period prior to the required repairs. The amount that is reserved is based on MILPI's expertise in each equipment segment, the past history of such costs for that specific piece of equipment and discussions with independent, third party equipment brokers. If the amount reserved for is not adequate to cover the cost of such repairs or if the repairs must be performed earlier than MILPI estimated, the managed programs would incur additional repair and maintenance or equipment operating expenses. This would impact the amount of MILPI's equity interest in affiliates reported on its consolidated statement of operations.

Contingencies  and  Litigation.  MILPI is subject to legal proceedings involving
------------------------------
ordinary and routine claims related to its business. The ultimate legal and financial liability with respect to such matters cannot be estimated with certainty and requires the use of estimates in recording liabilities for potential litigation settlements. Estimates for losses from litigation are disclosed if considered possible and accrued if considered probable after consultation with counsel. If estimates of potential losses increase or the related facts and circumstances change in the future, MILPI may be required to record additional litigation expense. In addition, the managed programs are also subject to legal proceedings. If estimates of losses for the programs change in the future, this would impact MILPI's equity interest in affiliates reported on its consolidated income statement of operations.

Goodwill.  MILPI  has  goodwill  which  represents  the  excess of the aggregate
--------
purchase price paid for PLM over the fair market value of its identifiable assets. In accordance with SFAS No. 142, MILPI regularly reviews the recoverability of this asset which requires the use of estimates. If actual facts and circumstances change in the future, MILPI may be required to record an impairment.

Income Taxes.  MILPI accounts for income taxes in accordance with the provisions
------------
of SFAS No. 109. This requires MILPI to make estimates as to the temporary differences between the tax basis of assets and liabilities and the carrying values for financial statement purposes. Estimates include assessing the realizability of deferred income tax assets. Management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which those differences become deductible.

MANAGEMENT  OF  INVESTMENT  PROGRAMS

     PLM syndicated investment programs from which it earns various fees and equity interests. Fund I was structured as a limited liability company with a no front-end fee structure. The previously syndicated limited partnership programs allow MILPI to receive fees for the acquisition and initial leasing of the equipment. The Fund I program does not provide for acquisition and lease negotiation fees. PLM invested the equity raised through syndication for these programs in transportation equipment and related assets, which it manages on behalf of the investors. The equipment management activities for these types of programs generate equipment management fees for MILPI over the life of a program. The limited partnership agreements entitle MILPI to receive a 1% or 5% interest in the cash distributions and earnings of a partnership, subject to certain allocation provisions. The Fund I agreement entitles MILPI to a 15% interest in the cash distributions and 1% of earnings of the program, subject to certain allocation provisions per the operating agreement. MILPI's interest in the earnings and distributions of Fund I will increase to 25% after the investors have received distributions equal to their original invested capital.

MILPI is not syndicating new investment programs nor does it expect to in the future. As a result, revenues earned from managed programs, which include management fees, equity interests and other fees, and acquisition and lease negotiation fees will be reduced in the future as the older programs liquidate and the managed equipment portfolio is reduced.

In accordance with certain limited partnerships' agreements, four limited partnerships have entered their liquidation phases and MILPI has commenced an orderly liquidation of the partnerships' assets. One of the limited partnerships, PLM Equipment Growth Fund III is expected to be liquidated by the end of 2003. Three of the limited partnerships, PLM Equipment Growth Fund, PLM Equipment Growth Fund II and PLM Equipment Growth Fund IV will terminate on December 31, 2006 unless terminated earlier upon the sale of all equipment or by certain other events.

MILPI will occasionally own transportation equipment prior to sale to affiliated programs. During this period, MILPI earns lease revenue and may incur interest expense.

DISCUSSION OF MILPI'S OPERATING RESULTS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002 AND 2001 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2002 AND THE PERIOD FROM FEBRUARY 7, 2001 THROUGH SEPTEMBER 30, 2001

REVENUES (in thousands of dollars):
                                                                                           For the Period
                                                                       For the Nine             From
                                         For the Three Months Ended    Months Ended   February 7, 2001 through
                                               September 30,          September 30,         September 30,
                                            2002       2001                 2002              2001
                                        ---------  ---------         ------------         -------------
Management fees                         $     972   $  1,375           $    3,404            $  3,605
Operating lease (loss) income                  (8)        65                   77                 444
Acquisition and lease negotiation fees          -      1,846                    -               2,032
Gain on disposition of assets                   -         22                    2                 104
Other                                          47        182                  371                 608
                                        ---------  ---------         ------------         -------------
  Total revenues                        $   1,011   $  3,490           $    3,854            $  6,793
                                        =========   ========          ============        =============



     The  following  analysis  reviews  the  operating  results  of  MILPI:


     Management Fees: Management fees are primarily based on the gross revenues generated by equipment under management. Management fees decreased by $0.4 million for the three months ended September 30, 2002 compared to the three months ended September 30, 2001. Management fees also decreased by $0.2 million for the nine months ended September 30, 2001 compared to the period from February 7, 2001 through September 30, 2001. The decrease in management fee revenue is attributable to the reduction in size of the managed equipment portfolio.

Operating Lease Income: Operating lease income consists of rental revenues generated from assets held for operating leases and assets held for sale that are on lease. Assets held for operating leases include commercial and industrial equipment. Operating lease income decreased by $0.4 million for the nine months ended September 30, 2002 as compared to the period from February 7, 2001 through September 30, 2001. A decrease of $0.1 million is attributable to lease revenue earned on assets held for sale during 2001. No similar revenue was earned in 2002. The remaining decrease is attributable to the sale of commercial and industrial equipment. Operating lease income is expected to decline in the future as MILPI's commercial and industrial equipment portfolio is sold and not replaced.

Acquisition and Lease Negotiation Fees: Acquisition and lease negotiation fees were $0 for the three and nine months ended September 30, 2002 compared to $1.8 million and $2.0 million for the three months ended September 30, 2001 and the period from February 7, 2001 through September 30, 2001, respectively. The decrease was attributable to approximately $1.8 million of fees recognized in the third quarter of 2001 associated with the settlement of the Koch and Romei settlement. These fees were earned on equipment purchased in prior periods for investment programs that had reached the maximum allowable fees that could be taken. With the settlement of these lawsuits, the amount of fees that could be earned from these investment programs was increased and the previously deferred fees were taken into income. The remaining decrease is due to the fact that no equipment was purchased during 2002.

     Costs  and  Expenses. (in thousands of dollars):
     --------------------


                                                                                                       For the Period From
                                                                                       For the Nine    February 7, 2001
                                                  For the Three Months Ended          Months Ended           through
                                                         September 30,                September 30,       September 30,
                                                2002                   2001               2002                  2001
                                     ---------------------------  --------------  --------------------  -------------------

Depreciation and amortization        $                         1  $          313  $                100           $   971
General and administrative                                   587           1,111                 1,854             3,043
                                     ---------------------------  --------------  --------------------  -------------------
  Total expenses                     $                       588  $        1,424  $              1,954           $ 4,014
                                     ===========================  ==============  ====================  ===================




     Depreciation and Amortization: Depreciation and amortization includes depreciation of assets held for lease and amortization of goodwill associated with the acquisition of PLM. Amortization expense decreased by $0.6 million for the nine months ended September 30, 2002 compared to the period from February 7, 2001 through September 30, 2001. In addition, amortization expense decreased $0.2 million for the three months ended September 30, 2002 compared to the three months ended September 30, 2001. The decrease is attributable to MILPI's adoption of SFAS. No. 142 on January 1, 2002. SFAS No. 142 required the discontinuance of goodwill and other intangible asset amortization. The remaining decrease is attributable to a decrease in depreciation expense associated with the sale of MILPI's commercial and industrial equipment. Depreciation and amortization is expected to continue to decline in the future as MILPI's commercial and industrial equipment portfolio is sold and not replaced.

General and Administrative: General and administrative expenses consist of salary, office rent, insurance, professional fees and other costs. General and administrative expenses decreased by $0.5 million for the three months ended
September 30, 2002 compared to the three months ended September 30, 2001. General and administrative expenses also decreased by $1.2 million for the nine months ended September 30, 2002 compared to the period from February 7, 2001 through September 30, 2001. The decrease for both periods is attributable to the relocation and consolidation of corporate service function including staffing reductions and lower rent on office space.

     Equity  (Loss)  Income  in Managed Programs.  FSI is the General Partner or
     -------------------------------------------
manager of nine investment programs. Distributions of the programs are allocated as follows: 99% to the limited partners and 1% to the General Partner in PLM Equipment Growth Fund (EGF) I and PLM Passive Income Investors 1988-II; 95% to the limited partners and 5% to the General Partner in EGFs II, III, IV, V, VI, and PLM Equipment Growth & Income Fund VII; and 85% to the members and 15% to the manager in Fund I. PLM's interest in the cash distributions of Fund I will increase to 25% after the investors have received distributions equal to their invested capital. Net income is allocated to the General Partner subject to certain allocation provisions. Most of the investment program agreements contain provisions for special allocations of the programs' gross income.

     MILPI records as revenues its equity interest in the earnings of MILPI's affiliated programs. Equity income in managed programs decreased by $0.2 million for the three months ended September 30, 2002 compared to the three months ended September 30, 2001. Equity income in managed programs decreased by $1.1 million for the nine months ended September 30, 2002 compared to the period from February 7, 2001 through September 30, 2001. The decrease in equity interest in managed programs is attributable to significant amount of assets sold in the managed programs in 2001 which resulted in a gain. Asset sales were not as significant in 2002.

     Provision for Income Taxes.  MILPI's tax provision was $0.9 million for the
     --------------------------
nine months ended September 30, 2002 and $1.4 million for the period from February 7, 2001 through September 30, 2001 resulting in an effective tax rate of 38% and 32%, respectively. The change in the effective tax rate of 6% was attributable to income recognized by MILPI in 2001 that was not subject to taxation. Because MILPI is treated as a partnership for tax purposes, income it earns is not subject to taxation at the entity level. As such, the overall effective rate for the Company was reduced to 32% in 2001.

     Minority  Interest  Expense.  Minority  interest  expense is the portion of
     ---------------------------
PLM's operating results attributable to shares of its stock owned by investors other than MILPI. Minority interest decreased by $0.2 million for the three months ended September 30, 2002 compared to the same period in 2001. Minority interest decreased by $0.3 million for the nine months ended September 30, 2002 compared to the period from February 7, 2001 through September 30, 2001. The decrease in minority interest is attributable to MILPI's purchase of the remaining 17% minority interest in the first quarter of 2002.


     Liquidity  and Capital Resources.  Cash requirements in 2002 were satisfied
     --------------------------------
through cash flow from operations and capital contributions from MILPI's shareholders. In 2001, the cash requirements were primarily satisfied by the proceeds from the sale of assets held for sale of $10.3 million.

     During the nine months ended September 30, 2002, accounts receivable increased by $0.2 million. This increase was primarily caused by miscellaneous advances and refunds that were reimbursed in the fourth quarter of 2002. Such receivables include tax refunds and advances to affiliates.

During the nine months ended September 30, 2002, notes receivable from affiliates increased by $1.3 million. During this period, MILPI loaned $1.3 million to two of the trusts that own MILPI. In December 2002, the notes plus accrued interest were prepaid in full.

Receivables from affiliates decreased by $0.4 million for the nine months ended September 30, 2002 resulting from lower management fees earned from the affiliated programs. The decrease in management fee revenue is attributable to the reduction in size of the managed equipment portfolio.

During the nine months ended September 30, 2002, equity interest in affiliates decreased $0.5 million. The decrease was attributable to $1.2 million in cash distributions from the managed programs partially offset by $0.3 million of equity income in managed programs recognized and $0.4 million increase in the investment balance associated with the acquisition of the outstanding interest in PLM.

Assets held for sale increased by $4.8 million for the nine months ended September 30, 2002. MILPI has arranged for the lease or purchase of a total of 1,050 pressurized tank railcars by (i) partnerships and managed programs in which FSI serves as the general partner or manager and holds an ownership interest ("Program Affiliates") or (ii) partnerships or managed programs in which FSI provides management services but does not hold an ownership interest ("Non-Program Affiliates"). These railcars will be delivered over the next three years. A leasing company affiliated with the manufacturer will acquire approximately 70% of the railcars and lease them to a Non-Program Affiliate. The remaining 30% will either be purchased by other third parties to be managed by MILPI or by the Program Affiliates. MILPI will manage the leased and purchased railcars. MILPI will not be liable for these railcars. MILPI estimates that the total value of purchased railcars will not exceed $26.0 million with one third of the railcars being purchased in each of 2002, 2003 and 2004. As of September 30, 2002, MILPI had purchased $4.8 million of these railcars. MILPI expects to sell these railcars to affiliated entities in the first quarter of 2003.

During the nine months ended September 30, 2002, other assets increased by $0.2 million. The increase is due to a $0.3 million increase in the cash surrender value of MILPI's insurance policies. This increase was partially offset by a decrease of $0.1 million in commercial and industrial equipment.

Deferred income taxes increased $2.7 million for the nine months ended September 30, 2002. The increase in deferred income taxes is attributable to $2.0 million associated with the final acquisition of PLM and recognition of the deferred tax liability after effecting the merger of MAC into PLM. The remaining increase resulted from changes in temporary differences for the nine month period and by applying the enacted statutory tax rates applicable to future years to these differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

Deferred income taxes arise primarily because of differences in the timing of reporting equipment depreciation, equity income in managed programs, and certain accruals for financial statement and income tax reporting purposes.


     Commitments  and  Contingencies.  Commitments  and  contingencies  as  of
     -------------------------------
September  30,  2002  are  as  follows  (in  thousands  of  dollars):



                                                   Less than    1-3      4-5    After 5
Current Obligations                       Total     1 year     Years    Years    Years
-------------------------------         ----------  -------  -------  --------  ------
Commitment to purchase railcars         $   21,200  $ 7,067  $14,133  $      -  $    -
Line of credit                                   -        -        -         -       -
                                        ----------  -------  -------  --------  ------
                                           $21,200  $ 7,067  $ 14,133  $    -  $    -
                                        ==========  =======  ========  =======  ======


     Commitment to Purchase Railcars: MILPI has arranged for the lease or purchase of a total of 1,050 pressurized tank railcars by Program Affiliates or Non-Program Affiliates. These railcars will be delivered over the next three years. A leasing company affiliated with the manufacturer will acquire approximately 70% of the railcars and lease them to a Non-Program Affiliate. The remaining 30% will either be purchased by other third parties to be managed by MILPI or by the Program Affiliates. MILPI will manage the leased and purchased railcars. MILPI will not be liable for these railcars. MILPI estimates that the total value of purchased railcars will not exceed $26.0 million with one third of the railcars being purchased in each of 2002, 2003 and 2004. As of September 30, 2002, MILPI had purchased $4.8 million of these railcars. MILPI expects to sell these railcars to affiliated entities in the first quarter of 2003.

Warehouse Credit Facility: MILPI has a $10.0 million warehouse facility which is shared with PLM Equipment Growth Fund V, PLM Equipment Growth Fund VI, PLM Equipment Growth & Income Fund VII, and Fund I, that allows MILPI to purchase equipment prior to its designation to a specific program. Borrowings under this facility by the other eligible borrowers reduce the amount available to be borrowed by MILPI. All borrowings under this facility are guaranteed by PLM. This facility provides for financing up to 100% of the cost of the asset. Interest accrues at prime or LIBOR plus 200 basis points, at the option of PLM. Borrowings under this facility may be outstanding up to 270 days. In July 2002, PLM reached an agreement with the lenders of the $10.0 million warehouse facility to extend the expiration date to June 30, 2003. All borrowings must be repaid upon the expiration of this facility. As of September 30, 2002, PLM had no borrowings outstanding under this facility and there were no borrowings outstanding under this facility by any other eligible borrower.

FORWARD-LOOKING  INFORMATION

     Except for historical information contained herein, the discussion in this document contains forward-looking statements that contain risks and uncertainties, such as statements of MILPI's plans, objectives, expectations, and intentions. The cautionary statements made in this document should be read as being applicable to all related forward-looking statements wherever they appear in this discussion. MILPI's actual results could differ materially from those discussed here.

UNAUDITED  CONDENSED  CONSOLIDATED  FINANCIAL  STATEMENTS  FOR  PERIODS  ENDED
SEPTEMBER  30,  2002  AND  DECEMBER  31,  2001  FOR  MILPI

INDEX  TO  UNAUDITED  CONDENSED  CONSOLIDATED  FINANCIAL  STATEMENTS

Description                                                                  Page
---------------------------------------------------------------------------  ----
Unaudited Condensed Consolidated Balance Sheets as of September 30,
  2002 and December 31, 2001. . . . . . . . . . . . . . . . . . . . . . . .    72
Unaudited Condensed Consolidated Statements of Income for the three and nine months ended September 30, 2002 and for the three months ended
  September 30, 2001 and for the period from February 7, 2001 through
  September 30, 2001                                                           73
Unaudited Condensed Consolidated Statements of Shareholders' Equity for the
  nine months Ended September 30, 2002. . . . . . . . . . . . . . . . . . .    74
Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2002 and for the period from February 7, 2001
  through September 30, 2001. . . . . . . . . . . . . . . . . . . . . . . .    75
Notes to Unaudited Condensed Consolidated Financial Statements. . . . . . .    76

                       MILPI HOLDINGS, LLC AND SUBSIDIARY
                 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                 (in thousands of dollars, except share amounts)



                                                                      September 30,   December 31,
                                                                           2002           2001
                                                                      --------------  -------------
ASSETS
Cash and cash equivalents                                             $        7,422  $      14,037
Receivables, net of allowance for doubtful accounts of $132 at
       September 30, 2002 and $45 at December 31, 2001                           226             39
Notes receivable from affiliates                                               1,345              -
Receivables from affiliates                                                      587            951
Equity interest in affiliates                                                 20,464         20,948
Restricted cash and cash equivalents                                              75             75
Assets held for sale                                                           4,830              -
Goodwill, net of accumulated amortization of $765 as of
       September 30, 2002 and December 31, 2001                                8,369          4,590
Other assets, net                                                              2,912          2,759
                                                                      --------------  -------------

      Total assets                                                    $       46,230  $      43,399
                                                                      ==============  =============

LIABILITIES
Payables and other liabilities                                        $        5,741  $       5,702
Deferred income taxes                                                         12,411          9,751
                                                                      --------------  -------------
     Total liabilities                                                        18,152         15,453
                                                                      --------------  -------------

MINORITY INTERESTS                                                                 -          3,029
                                                                      --------------  -------------

Commitments and contingencies

SHAREHOLDERS' EQUITY
Common stock ($0.01 par value, 20 shares authorized and outstanding)               -              -
Paid-in capital, in excess of par                                             23,667         21,970
Retained earnings                                                              4,411          2,947
                                                                      --------------  -------------
     Total stockholders' equity                                               28,078         24,917
                                                                      --------------  -------------

     Total liabilities, minority interests and stockholders' equity   $       46,230  $      43,399
                                                                      ==============  =============







     See accompanying notes to these unaudited condensed consolidated financial statements.

                       MILPI HOLDINGS, LLC AND SUBSIDIARY
              UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                            (in thousands of dollars)


                                                                                                  For the Period
                                                                                 For the Nine     From February 7,
                                                For the Three Months Ended       Months Ended     2001 through
                                                       September 30,             September 30,    September 30,
                                                     2002            2001              2002          2001
                                             ---------------  --------------  ------------------  ----------------
REVENUES
Management fees                              $          972   $        1,375   $           3,404            $3,605
Operating lease (loss) income                            (8)              65                  77               444
Acquisition and lease negotiation fees                    -            1,846                   -             2,032
Gain on disposition of assets                             -               22                   2               104
Other                                                    47              182                 371               608
                                             ---------------  --------------  ------------------  ----------------
  Total revenues                                      1,011            3,490               3,854             6,793
                                             ---------------  --------------  ------------------  ----------------
EXPENSES

Depreciation and amortization                             1              313                 100               971
General and administrative                              587            1,111               1,854             3,043
                                             ---------------  --------------  ------------------  ----------------
  Total expenses                                        588            1,424               1,954             4,014
                                             ---------------  --------------  ------------------  ----------------


Operating income                                        423            2,066               1,900             2,779

Equity (loss) income in managed programs               (115)              96                 246             1,304

Interest income, net                                     85              100                 242               304
Other (expense) income, net                              (3)              (1)                 52               (62)
                                             ---------------  --------------  ------------------  ----------------
  Income before taxes and minority interest             390            2,261               2,440             4,325


  Provision for income taxes                            286              724                 936             1,384
  Minority interest                                       -              244                  40               304
                                             ---------------  --------------  ------------------  ----------------

Net income                                   $          104   $        1,293   $           1,464            $2,637
                                             ==============   ==============   =================   ===============

  Net income per weighted-average
     common share outstanding                $            5   $           65   $              73            $  132
                                             ==============   ==============   =================   ===============








    See accompanying notes to these unaudited condensed consolidated financial statements.

                      MILPI HOLDINGS, LLC AND SUBSIDIARY
          UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF SHAREHOLDERS' EQUITY
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                    (in thousands of dollars, except shares)


                                        Common      Additional      Retained
                                Shares   Stock    Paid in Capital   Earnings    Total
                                ------  -------  ----------------   ---------  -------
 Balance at December 31, 2001       20  $     -  $         21,970   $   2,947  $24,917

  Capital contribution               -        -             4,363           -    4,363
  Dividends paid                     -        -            (2,666)          -   (2,666)
  Net income                         -        -                 -       1,464    1,464
                                ------  -------  ----------------   ---------  -------

 Balance at September 30, 2002      20  $     -  $         23,667   $   4,411  $28,078
                                ======  =======  ================   =========  =======
















    See accompanying notes to these unaudited condensed consolidated financial statements.

                     MILPI HOLDINGS, LLC AND SUBSIDIARY
           UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (in thousands of dollars)


                                                                                For the Period from
                                                                For the Nine        February 7,
                                                                Months Ended      2001 through
                                                                September 30,     September 30,
                                                                   2002                2001
                                                              --------------  ---------------------
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES
  Net income                                                  $        1,464   $             2 ,637
  Adjustments to reconcile net income to net
    cash provided by (used in) operating activities:
    Depreciation and amortization expense                                100                    971
    Compensation expense related to variable stock options                 -                    315
    Gain on disposition of assets                                         (2)                  (104)
    Equity income in managed programs                                   (246)                (1,304)
    Minority interest                                                     40                    304
    Deferred income taxes                                                196                     57
  Changes in assets and liabilities:                                      --                     --
    Receivables and receivables from affiliates                          177                  1,523
    Other assets, net                                                   (307)                   146
    Payables and other liabilities                                      (408)                (8,616)
                                                              --------------  ---------------------
      Net cash provided by (used in) operating activities              1,014                 (4,071)
                                                              --------------  ---------------------

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES

  Cash distributions from managed programs                             1,156                  1,365
  Loans made to affiliates                                            (1,345)                (5,500)
  Repayment of loans made to affiliates                                    -                  5,500
  Purchase of property, plant and equipment                              (11)                   (71)
  Proceeds of sale of equipment for lease                                 67                    258
  Proceeds from the sale of assets held for sale                           -                 10,250
  Purchase of the assets held for sale                                (4,830)                     -
  Purchase of PLM International, Inc. common stock                    (4,363)                     -
  Decrease in restricted cash                                              -                  1,748
                                                              --------------  ---------------------
      Net cash (used in) provided by investing activities             (9,326)                13,550
                                                              --------------  ---------------------

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES

  Capital contribution                                                 4,363                      -
  Dividends paid                                                      (2,666)                     -
  Redemption of stock options                                              -                   (919)
                                                              --------------  ---------------------
      Net cash provided by (used in) in financing activities           1,697                   (919)
                                                              --------------  ---------------------

  Net (decrease) increase in cash and cash equivalents                (6,615)                 8,560
  Cash and cash equivalents at beginning of period                    14,037                  4,391
                                                              --------------  ---------------------
  Cash and cash equivalents at end of period                  $        7,422   $             12,951
                                                              ==============   ====================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Cash paid during the period for taxes                       $          252   $              6,175
                                                              ==============   ====================


     See accompanying notes to unaudited condensed consolidated financial statements.

MILPI HOLDINGS LLC AND SUBSIDIARY
NOTES  TO  CONDENSED  CONSOLIDATED  FINANCIAL  STATEMENTS  (UNAUDITED)
NOTE  1  -  SUMMARY  OF  BUSINESS  AND  SIGNIFICANT  ACCOUNTING  POLICIES

BACKGROUND

     MILPI Holdings, LLC and subsidiary ("MILPI") was formed on December 12, 2000, under the laws of the state of Delaware and is governed by its Operating Agreement, dated December 13, 2000. MILPI had no activities from December 12, 2000 through February 7, 2001. MILPI was created by four separate trusts (AFG Investment Trust A, AFG Investment Trust B, AFG Investment Trust C and AFG Investment Trust D, collectively the "Trusts") for the purpose of acquiring the entire interest in PLM International, Inc. and subsidiaries ("PLM"). PLM is an equipment management company and operates in one business segment, the leasing of transportation equipment and the creation of equipment-leasing solutions for domestic and international customers.

On February 7, 2001, MILPI Acquisition Corp. ("MAC"), a wholly-owned subsidiary of MILPI, closed on its tender offer to purchase any and all of PLM's outstanding common stock for a purchase price of $3.46 per share. The purchase price was determined based on competitive bids and a valuation model using the expected future cash flows of MILPI. MILPI also hired an investment banking firm to issue a fairness opinion on the purchase price. Pursuant to the cash tender offer, the Trusts through MAC acquired approximately 83% of PLM's common stock in February 2001 for a total purchase price of $21.8 million and contributed the shares to MILPI. The assets of PLM included cash and cash equivalents of approximately $4.4 million. The acquisition resulted in goodwill of approximately $5.4 million.


On February 6, 2002, the AFG Investment Trusts through MAC, completed its acquisition of PLM by purchasing the remaining 17% of the outstanding PLM common stock and by effecting a merger of MAC into PLM, with PLM as the surviving entity. The merger was completed when MAC obtained approval of the merger from PLM's shareholders pursuant to a special shareholder's meeting. The remaining interest was purchased for $4.4 million at the $3.46 per common share price established in the tender offer, resulting in additional goodwill of approximately $3.8 million. No goodwill is expected to be deducted for tax purposes. Concurrent with the completion of the merger, PLM ceased to be publicly traded. The results of operations of PLM since the respective acquisition dates have been included in the consolidated financial statements.

The acquisition of the stock of PLM was accounted for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS No. 141"). In accordance with SFAS No. 141, MILPI allocates the total purchase price to the assets acquired and liabilities assumed based on the respective fair market values at the date of acquisition.

     The unaudited pro forma condensed consolidated statement of operations for the three and nine months ended September 30, 2002 and the three months ended September 30, 2001 and the period from February 7, 2001 through September 30, 2001 are as follows (in thousands of dollars):


                                                                                       For the period from
                        For the three        For the three        For the nine         February 7, 2001
                        months ended         months ended         months ended                Through
                        September 30, 2002   September 30, 2001   September 30, 2001   September 30, 2001
                        -------------------  -------------------  -------------------  --------------------
Total revenues          $             1,011  $             3,490  $             3,854  $              6,793
Net income              $               104  $             1,537  $             1,504  $              2,941

Per share information:
Net income              $                 5  $                77  $                75  $                147


These amounts include PLM's actual results for the nine months ended September 30, 2002 and 2001 adjusted for various purchase accounting adjustments, including elimination of minority interest. The amounts are based upon certain assumptions and estimates, and do not reflect any benefit from economies which might be achieved from combined operations. The pro forma results do not necessarily represent results which would have occurred if the acquisition had taken place on the basis assumed above, nor are they indicative of the results of future combined operations.

PRINCIPLES  OF  CONSOLIDATION  AND  BASIS  OF  PRESENTATION

     The accompanying unaudited condensed consolidated financial statements include the accounts of MILPI Holdings, LLC and its wholly-owned subsidiary. In addition, investments for which MILPI has less than a 50% ownership interest are accounted for using the equity method. All significant intercompany balances and transactions among the consolidated group have been eliminated.

MILPI has recorded a minority interest in MILPI's condensed consolidated balance sheet as of December 31, 2001 to reflect PLM's common shares not owned by MILPI as of that date.

In the opinion of management, all adjustments (consisting of normal and recurring adjustments) considered necessary to present fairly the financial position, results of operations and the statement of changes in shareholders' equity and statements of cash flows have been made and are reflected. Certain amounts previously reported have been reclassified to conform to the September 30, 2002 financial statement presentation. These reclassifications did not have any effect on total assets, total liabilities, shareholders' equity, or net income (loss).

Certain information and note disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted from the accompanying condensed financial statements. For further information, reference should be made to the financial statements and notes thereto included in the audited financial statement for the year ended December 31, 2001.

ESTIMATES

     These condensed consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the date of the condensed consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT IN AND MANAGEMENT OF EQUIPMENT GROWTH FUNDS, OTHER LIMITED PARTNERSHIPS, PRIVATE PLACEMENT PROGRAMS AND LIMITED LIABILITY COMPANY

     MILPI earns revenues in connection with the management of limited partnerships and other managed programs. Equipment acquisition and lease negotiation fees are earned through the purchase and initial lease of equipment, and are recognized as revenue when MILPI completes all of the services required to earn the fees, typically when binding commitment agreements are signed.

Management fees are earned for managing the equipment portfolios and administering investor programs as provided for in various agreements, and are recognized as revenue over time as they are earned.

As compensation for organizing a partnership investment program, MILPI was granted an interest (between 1% and 5%) in the earnings and cash distributions of the program, in which PLM Financial Services, Inc. ("FSI"), a wholly owned subsidiary of PLM, is the General Partner. MILPI recognizes as partnership interests its equity interest in the earnings of the partnerships, after adjusting such earnings to reflect the effect of special allocations of the programs' gross income allowed under the respective partnership agreements.


From May 1995 through May 1996, Professional Lease Management Income Fund I, LLC ("Fund I"), a limited liability company with a no front-end fee structure, was offered as an investor program. FSI serves as the manager for the program. No compensation was paid to PLM for the organization and syndication of interests, the acquisition of equipment, the negotiation of leases for equipment, or the placement of debt. PLM funded the costs of organization, syndication, and offering through the use of operating cash and has capitalized these costs as its investment in Fund I. PLM has an equity interest of 15% for its contribution to the program. In return for its investment, PLM is entitled to a 15% interest in the cash distributions and earnings of Fund I, subject to certain allocation provisions. PLM's interest in the cash distributions and earnings of Fund I will increase to 25% after the investors have received distributions equal to their invested capital.


MILPI is entitled to reimbursement from the investment programs for providing certain administrative services at the lesser of cost or market rates.

In accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), MILPI evaluates long-lived assets for impairment whenever events or circumstances indicate that the carrying values of such assets may not be recoverable. Losses for impairment are recognized when the undiscounted cash flows estimated to be realized from a long-lived asset are determined to be less than the carrying value of the asset and the carrying amount of long-lived assets exceed its fair value. The determination of net realizable value for a given investment requires several considerations, including but not limited to, income expected to be earned from the asset, estimated sales proceeds, and holding costs excluding interest. No impairment was recorded for the nine months ended September, 30, 2002 and for the period from February 7, 2001 through September 30, 2001. On December 31, 2002, one of the PLM managed programs in which MILPI has an equity investment adopted a formal plan of liquidation and transferred the remaining assets of this managed program to a liquidating trust. MILPI is actively marketing the equipment in this managed program and is in the process of finalizing the estimated costs of liquidation. Based on a revised liquidation analysis as of December 31, 2002, completed for this managed program on February 7, 2003, MILPI believes its equity investment in this program is impaired. Therefore, as of December 31, 2002, MILPI recorded an impairment loss of $0.5 million on its equity investment in this affiliate.

GOODWILL

     Goodwill is calculated as the excess of the aggregate purchase price over the fair market value of identifiable net assets acquired in accordance with SFAS No. 141. MILPI allocates the total purchase price to the assets acquired and liabilities assumed based on the respective fair market values at the date of acquisition.

MILPI adopted Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS. No. 142") on January 1, 2002. As a result, the discontinuance of goodwill and other intangible asset amortization was effective upon adoption of SFAS No. 142. SFAS No. 142 also includes provisions for the reclassification of certain existing recognized intangibles as goodwill, reassessment of the useful lives of existing recognized intangibles, reclassification of certain intangibles out of previously reported goodwill, and the identification of reporting units for purposes of assessing potential future impairments of goodwill. The amount of the impairment is the difference between the carrying amount and the fair value of the asset. Fair value of the asset is calculated using several valuation models which utilize the expected future cash flows of MILPI. SFAS No. 142 requires MILPI to complete a transitional goodwill impairment test within six months from January 1, 2002, the date of adoption. MILPI completed the goodwill impairment analysis performed as of January 1, 2002, during the quarter ended June 30, 2002. There was no impact on MILPI's financial statements as a result of this analysis.


Goodwill of approximately $5.4 million was recorded in conjunction with the acquisition of 83% of the common stock of PLM. This goodwill included approximately $2.0 million of total costs estimated for severance of PLM employees and relocation costs in accordance with management's formal plan to involuntarily terminate employees, which plan was developed in conjunction with the acquisition.

MILPI recorded goodwill of approximately $3.8 million in conjunction with the acquisition of the remaining 17% of the outstanding common stock of PLM in February 2002. This goodwill included approximately $0.4 million of costs estimated for severance of PLM employees and relocation costs in accordance with management's formal plan to involuntarily terminate employees, which plan was developed in conjunction with the acquisition.

     MILPI adopted SFAS No. 142 on January 1, 2002. The amortization expense and net income for the nine months ended 2002 and 2001 are summarized as follows (in thousands of dollars):


                                                                          For the Period From
                                             For the Three  For the Nine    February 7,
                                             Months Ending  Months Ended   2001 Through
                                             September 30,  September 30,  September 30,
                                             2002    2001      2002           2001
                                             -----  ------  -------------   ------------
Reported net income                          $ 104  $1,293  $1,464             $2,637
Add back: goodwill amortization                  -     209       -                765
                                             -----  ------  ------          ------------
Adjusted net income                          $ 104  $1,502  $1,464             $3,402
                                             =====  ======  ======           ===========

Basic and fully diluted earnings per share:
Reported net income                          $   5  $   65  $   73             $  132
Add back:  goodwill amortization                 -      10       -                 38
                                             -----  ------  ------          ------------
Adjusted net income                          $   5  $   75  $   73                170
                                             =====  ======  ======           ===========

The changes in the carrying amount of goodwill for the nine months ended September 30, 2002 are as follows (in thousands of dollars):


Balance as of December 31, 2001                    $4,590

Add: Goodwill acquired during the year              3,779
                                                   ------
Balance at September 30, 2002                      $8,369
                                                   ======

NOTE  2  -  ASSETS  HELD  FOR  SALE

     With the acquisition of PLM, MILPI acquired $10.3 million in marine containers that were classified as assets held for sale. MILPI sold the marine containers to affiliated programs at cost, which approximated fair value in the first quarter of 2001.

MILPI has arranged for the lease or purchase of a total of 1,050 pressurized tank railcars by (i) partnerships and managed programs in which FSI serves as the general partner or manager and holds an ownership interest ("Program Affiliates") or (ii) managed programs in which FSI provides management services but does not hold an ownership interest ("Non-Program Affiliates"). These railcars will be delivered over the next three years. A leasing company affiliated with the manufacturer will acquire approximately 70% of the railcars and lease them to a Non-Program Affiliate. The remaining 30% will either be purchased by other third parties to be managed by MILPI or by the Program Affiliates. MILPI will manage the leased and purchased railcars. MILPI will not be liable for these railcars. MILPI estimates that the total value of purchased railcars will not exceed $26.0 million with one third of the railcars being purchased in each of 2002, 2003 and 2004. As of September 30, 2002, MILPI had purchased $4.8 million of these railcars. MILPI expects to sell these railcars to affiliated entities in the first quarter of 2003.


NOTE  3  -  EQUITY  INTEREST  IN  AFFILIATES

     FSI  is  the  General  Partner  or  manager  of  nine  investment programs.
Distributions of the programs are allocated as follows: 99% to the limited partners and 1% to the General Partner in PLM Equipment Growth Fund (EGF) I and PLM Passive Income Investors 1988-II; 95% to the limited partners and 5% to the General Partner in EGFs II, III, IV, V, VI, and PLM Equipment Growth & Income Fund VII (EGF VII); and 85% to the members and 15% to the manager in Fund I. PLM's interest in the cash distributions of Fund I will increase to 25% after the investors have received distributions equal to their invested capital. Net income is allocated to the General Partner subject to certain allocation provisions.

Most of the investment program agreements contain provisions for special allocations of the programs' gross income.

While none of the partners or members, including the General Partner and manager, are liable for program borrowings, and while the General Partner or manager maintains insurance against liability for bodily injury, death, and property damage for which an investment program may be liable, the General Partner or manager may be contingently liable for nondebt claims against the program that exceed asset values.

NOTE  4  -  MINORITY  INTEREST

     Minority interest is related to the portion of PLM's stock not owned by MILPI. The decrease in minority interest is attributable to MILPI's purchase of the remaining 17% minority interest in the first quarter of 2002. Because all of the remaining minority interest shares were purchased in the first quarter of 2002, minority interest has been eliminated.

NOTE  5  -  WAREHOUSE  CREDIT  FACILITY

     In July 2002, MILPI reached an agreement with the lenders of the $10.0 million warehouse facility to extend the expiration date of the facility to June 30, 2003. The warehouse facility is shared by MILPI, PLM Equipment Growth Fund V, PLM Equipment Growth Fund VI, PLM Equipment Growth and Income Fund VII and Fund I. The facility provides for financing up to 100% of the cost of equipment. Outstanding borrowings by one borrower reduce the amount available to each of the other borrowers under the facility. Individual borrowings may be outstanding for no more than 270 days, with all advances due no later than June 30, 2003. Interest accrues either at the prime rate or LIBOR plus 2.0% at the borrower's option and is set at the time of an advance of funds. All borrowings are guaranteed by PLM.

As of September 30, 2002, there were no outstanding borrowings on this facility by any of the eligible borrowers.

NOTE  6  -   NOTES  RECEIVABLE  FROM  AFFILIATES

     On February 11, 2002, MILPI loaned $1.3 million to two of the trusts that own MILPI. The notes bear interest at LIBOR plus 200 basis points and mature on January 6, 2003. The interest rate charged on the loan is consistent with third party rates. As of September 30, 2002, the notes had a principal and accrued interest balance which totaled $1.3 million. Subsequent to September 30, 2002, the balance of the notes were paid in full plus all outstanding accrued interest (See Note 9).


NOTE  7  -  TRANSACTIONS  WITH  AFFILIATES

     In addition to various fees payable to MILPI or its subsidiaries, the affiliated programs reimburse MILPI for certain expenses, as allowed in the program agreements. Reimbursed expenses totaled $1.1 million and $2.5 million for the nine months ended September 30, 2002 and 2001, respectively. Outstanding amounts are paid under normal business terms.

As of September 30, 2002, MILPI had receivables from affiliates of approximately $0.6 million, which represented unpaid management fees.

NOTE  8  -  COMMITMENTS  AND  CONTINGENCIES

     In March 2001, the Internal Revenue Service notified PLM that it would conduct an audit of certain Forms 1042, "Annual Withholding Tax Return for U.S. Source Income of Foreign Persons." The audit related to payments to unrelated foreign entities made by two partnerships in which PLM formerly held interests as the 100% direct and indirect owner. One partnership's audit related to Forms 1042 for the years 1997, 1998 and 1999, while the other partnership's audit related to Forms 1042 for the years 1998 and 1999. In September 2002, the Internal Revenue Service notified PLM that they have completed their examination of the related tax returns and that they have assessed no changes to the reported taxes.

NOTE  9  -  SUBSEQUENT  EVENTS

     In the fourth quarter of 2002, MILPI purchased railcars totaling $1.4 million. In the first quarter of 2003, MILPI sold its entire portfolio of railcars to a managed program for its cost of $6.2 million, which approximated fair market value.

On December 19, 2002, MILPI declared and paid a cash dividend of $1.9 million to its shareholders.

On December 19, 2002, the notes receivable from affiliates were repaid in full plus all outstanding accrued interest.

On December 31, 2002, one of the PLM managed programs in which MILPI has an equity investment adopted a formal plan of liquidation and transferred the remaining assets of this managed program to a liquidating trust. MILPI is actively marketing the equipment in this managed program and is in the process of finalizing the estimated costs of liquidation. Based on a revised liquidation analysis as of December 31, 2002, completed for this managed program on February 7, 2003, MILPI believes its equity investment in this program is impaired. Therefore, as of December 31, 2002, MILPI recorded an impairment loss of $0.5 million on its equity investment in this affiliate.

            PROPOSAL 5 - TO ALLOW THE TRUST, IN ITS OPERATION OF PLM,
               TO ENTER INTO BUSINESS ARRANGEMENTS WITH AFFILIATES
   IN THE ORDINARY COURSE OF BUSINESS ON TERMS NO LESS FAVORABLE THAN THOSE THAT THEY WOULD RECEIVE IF SUCH ARRANGEMENTS WERE BEING ENTERED INTO WITH INDEPENDENT
                                  THIRD PARTIES

     As stated elsewhere in this Solicitation Statement, the Managing Trustee believes that its interest in PLM, held through MILPI, currently constitutes the Trust's asset with the most growth and income potential and that it intends to conduct as much of the Trust's future business as possible through PLM. In order to do so, the Trust must be able to operate PLM as an ongoing business and enter into agreements, understandings and arrangements with affiliates of the Trust in the ordinary course of business, despite any conflicts that may arise under the Trust Agreement. Such arrangements, understandings and agreements could include, among other things, ordinary business operations such as the payment of rent, leasing of office space and office equipment, providing management services and paying of salaries. For instance, an affiliate of the Trust may lease office space and office equipment and may be willing to share such office space with or sublet such equipment to PLM. Or, the Trust may employ an individual to perform services for the Trust such that similar services could be provided for PLM and the individual's salary could be paid pro rata by the Trust and PLM. Or an affiliate of the Trust may provide advisory, acquisition, liquidation, negotiation and asset management or similar services to the Trust, PLM or their affiliates for fees. Although the foregoing only provides examples of the types of arrangements that could benefit the Trust and its affiliates, the Managing Trustee believes that these types of arrangements, which PLM would normally be allowed to enter into with unaffiliated third parties, could provide cost savings and synergies that would be in the best interest of the Trust. Any such arrangements or agreements would be entered into as if they were arms' length transactions, on terms no less favorable than what PLM would receive if they were entering into arrangements with third parties for goods or services of a similar quality.

Various provisions of the Trust Agreement could prohibit such transactions, arrangements or agreements between the Trust, the Managing Trustee and their affiliates. For instance, Section 5.3 of the Trust Agreement prohibits the Trust from participating in any reciprocal business arrangements with an affiliate which could have the effect of circumventing any of the provisions of the Trust Agreement. Although the Managing Trustee does not believe that arrangements such as those described above would have the effect of circumventing the provisions of the Trust Agreement, the Managing Trustee nonetheless seeks the consent of the Beneficiaries to enter into such arrangements, notwithstanding any provision of the Trust Agreement that would prohibit it from doing so.

THE MANAGING TRUSTEE RECOMMENDS THAT BENEFICIARIES CONSENT TO THE APPROVAL OF PROPOSAL FIVE.

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


     The audited financial statements of the Trust as of and for the year ended December 31, 2001 and the Trust's unaudited financial statements for the nine months ended September 30, 2002 have previously been filed with the Securities and Exchange Commission on Form 10-K/A and Form 10-Q, respectively. The unaudited pro forma financial information presented are based on the estimates and information set forth herein and have been prepared utilizing the audited financial statements and notes thereto appearing in the Trust's Form 10-K/A as of and for the year ended December 31, 2001 and the Trust's unaudited financial statements and notes thereto appearing in the Trust's Form 10-Q as of and for the nine months ended September 30, 2002. The unaudited pro forma financial information should be read in conjunction with the historical audited and unaudited financial statements of the Trust, including the related notes thereto.

In December 2000, the Trust, along with Trust A, Trust B and Trust C, made a tender offer through a subsidiary of MILPI for all of the outstanding common stock of PLM, an equipment leasing and management company. The four trusts collectively hold all of the outstanding membership interests in MILPI.
Pursuant to the cash tender offer, MILPI acquired approximately 83% of PLM's outstanding common stock in February 2001. In February 2002, MILPI completed the acquisition of PLM by acquiring the remaining 17% of PLM's common stock. The Trust and Trust C, provided MILPI with the funds to acquire the remaining 17% of PLM's common stock resulting in the Trust's membership interests in MILPI increasing from 34% to 37.5%. Coincident with the stock acquisition, MILPI's wholly owned subsidiary merged into PLM.

The following unaudited pro forma financial information of the Trust are presented to give effect to the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B, as described in Proposal Four. This transaction would result in the Trust and Trust C having equally shared 100% ownership in MILPI. As such, the pro forma analysis was prepared assuming the Trust and Trust C would equally share income for the periods presented. As the acquisition of the 17% of PLM's common stock occurred in February 2002 and is reflected in the Trust's unaudited financial statements as of and for the nine months ended September 30, 2002, no pro forma adjustments have been recorded in the accompanying pro forma financial statements related to the February 2002 stock acquisition.

In addition, Proposal Two of this Solicitation Statement seeks approval of a transaction whereby a newly formed subsidiary of PLM, RMLP, will receive a contribution from Semele of partnership interests in the Rancho Malibu partnership, a partnership that owns and is developing approximately 270 acres of land in Malibu, California, in exchange for $5.5 million in cash (to be funded by PLM), a $2.5 million promissory note (bearing interest at the rate of 7% per annum) and 182 shares (15.4%) of the common stock of RMLP. The Rancho Malibu property is under development and all costs associated with the property are being capitalized. As such, this transaction is not expected to have any short-term impact on the financial statements of the Trust. Accordingly, no pro forma adjustments have been recorded in the accompanying pro forma financial statements related to Proposal Two. However, in the event all or a portion of the investment in the Rancho Malibu property, or its subsequently capitalized costs, are not recoverable, this could have a negative impact on the Trust's financial statements.

As required by Rule 11-02 of Regulation S-X, the Trust's unaudited pro forma statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 have been prepared as if the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B had occurred on January 1, 2001. The Trust's unaudited pro forma statement of financial position as of September 30, 2002 has been prepared as if the purchase had occurred on September 30, 2002.


The accompanying financial statements are unaudited and are not necessarily indicative of the results that would have occurred if the transaction had occurred on January 1, 2001, or any particular date thereafter, nor do they purport to represent the financial position or results of operations that may be achieved by the Trust in future periods.

                         AFG INVESTMENT TRUST D
                   PRO FORMA STATEMENT OF FINANCIAL CONDITION
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)


                                                              HISTORICAL AT       PRO FORMA        PRO FORMA AT
                                                            SEPTEMBER 30, 2002   ADJUSTMENTS    SEPTEMBER 30, 2002


ASSETS

Cash and cash equivalents                                  $           198,932   $          -  $           198,932
Rents receivable                                                        17,979              -               17,979
Accounts receivable - affiliate                                        102,274              -              102,274
Loan receivable - EFG/Kettle Development LLC                           142,716              -              142,716
Interest in EFG/Kettle Development LLC                                 552,813              -              552,813
Interest in EFG Kirkwood LLC                                         3,691,306              -            3,691,306
Interest in MILPI Holdings, LLC                                      2,218,002       654,676A            2,872,678
Interest in C & D IT LLC                                            10,568,135              -           10,568,135
Investments - other                                                  1,000,000              -            1,000,000
Other assets, net of accumulated amortization                          204,632              -              204,632
  of $218,810 and $78,305 at September 30, 2002
  and December 31, 2001, respectively                                  541,463              -              541,463
Equipment at cost, net of accumulated depreciation
  of $32,607,801 and $31,024,959 at September 30, 2002
  and December 31, 2001, respectively                               23,329,222              -           23,329,222
                                                           --------------------  ------------  --------------------

      Total assets                                         $        42,567,474   $    654,676  $        43,222,150
                                                           ====================  ============  ====================

LIABILITIES AND PARTICIPANTS' CAPITAL

Notes payable                                              $        23,621,566              -  $        23,621,566
Note payable - affiliate                                               589,105              -              589,105
Accrued interest                                                       165,381              -              165,381
Accrued interest - affiliate                                            16,347              -               16,347
Accrued liabilities                                                    245,518              -              245,518
Accrued liabilities - affiliates                                        26,908              -               26,908
Deferred rental income                                                   8,062              -                8,062
Other liabilities                                                    1,559,897              -            1,559,897
                                                           --------------------  ------------  --------------------
     Total liabilities                                              26,232,784              -           26,232,784
                                                           --------------------  ------------  --------------------

Participants' capital (deficit):
   Managing Trustee                                                    (41,697)       48,244A                6,547
   Special Beneficiary                                                       -        54,011A               54,011
   Class A Beneficiary interests (1,934,755 interests;
     initial purchase price of $25 each)                            17,991,709       412,737A           18,404,446
   Class B Beneficiary interests (3,142,083 interests;
     initial purchase price of $5 each)                                      -       139,684A              139,684
   Treasury interests (154,275 Class A interests at cost)           (1,615,322)             -           (1,615,322)
                                                           --------------------  ------------  --------------------
     Total participants' capital                                    16,334,690        654,676           16,989,366
                                                           --------------------  ------------  --------------------

     Total liabilities and participants' capital           $        42,567,474   $    654,676  $        43,222,150
                                                           ====================  ============  ====================


                             See accompanying notes.

                         AFG INVESTMENT TRUST D
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)



                                                        .                         PRO FORMA
                                                    HISTORICAL                    FOR THE NINE
                                                   FOR THE NINE                   MONTHS ENDED
                                                   MONTHS ENDED      PRO FORMA   SEPTEMBER 30,
                                               SEPTEMBER 30, 2002   ADJUSTMENTS      2002
                                                  --------------  ---------------  -----------


INCOME
Lease revenue                                         3,788,652   $            -   $3,788,652
Interest income                                          12,151                -       12,151
Gain on sale of equipment                               374,738                -      374,738
                                                  --------------  ---------------  -----------
Total income                                          4,175,541                -    4,175,541
                                                  --------------  ---------------  -----------

EXPENSES

Depreciation and amortization                         3,700,870                -    3,700,870
Write-down of equipment                                 483,648                -      483,648
Interest expense                                      1,585,913                -    1,585,913
Interest expense - affiliate                             16,347                -       16,347
Management fees - affiliates                            317,750                -      317,750
Operating expenses                                    1,911,305                -    1,911,305
Operating expenses - affiliate                          180,188                -      180,188
                                                  --------------  ---------------  -----------
Total expenses                                        8,196,021                -    8,196,021
                                                  --------------  ---------------  -----------

EQUITY INTERESTS

Equity in net loss of EFG/Kettle Development LLC       (132,024)                     (132,024)
Equity in net loss of EFG Kirkwood LLC                  (34,052)                      (34,052)
Equity in net income of MILPI Holdings, LLC             565,237          195,503   B  760,740
                                                  --------------  ---------------     -------
Total income (loss) from equity interests               399,161          195,503      594,664
                                                  --------------  ---------------  -----------

Net income loss                                   $  (3,621,319)  $      195,503   $(3,425,816)
                                                  ==============  ===============  ===========

Net income loss
   per Class A Beneficiary Interest               $       (1.89)               -   $    (1.84)
   per Class B Beneficiary Interest                           -                -         0.01



                             See accompanying notes.

                         AFG INVESTMENT TRUST D
                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001
                                   (UNAUDITED)



                                                       HISTORICAL                         PRO FORMA
                                                         FOR THE                             FOR THE
                                                       YEAR ENDED        PRO FORMA        YEAR ENDED
                                                    DECEMBER 31, 2001   ADJUSTMENTS    DECEMBER 31, 2001
                                                   -------------------  ------------  -------------------

INCOME
Lease revenue                                      $        5,449,871   $             $        5,449,871
Interest income                                               174,017              -             174,017
Gain on sale of equipment                                     391,091              -             391,091
Other income                                                  213,018              -             213,018
                                                   -------------------  ------------  -------------------
    Total income                                            6,227,997              -           6,227,997
                                                   -------------------  ------------  -------------------


EXPENSES
Depreciation and amortization                               5,271,611              -           5,271,611
Write-down of equipment                                     5,445,795              -           5,445,795
Interest expense                                            2,326,897              -           2,326,897
Management fees - affiliates                                  422,697              -             422,697
Operating expenses - affiliate                              1,188,108              -           1,188,108
                                                   -------------------  ------------  -------------------
    Total expenses                                         14,655,108              -          14,655,108
                                                   -------------------  ------------  -------------------


EQUITY INTERESTS
Equity in net loss of EFG/Kettle Development LLC             (324,750)             -            (324,750)
Equity in net loss of EFG Kirkwood LLC                        (68,325)             -             (68,325)
Equity in net income of MILPI Holdings, LLC                 1,042,179        434,241           1,476,420
                                                   -------------------  ------------  -------------------
    Total income from equity interests                        649,104        434,241           1,083,345
                                                   -------------------  ------------  -------------------

Net income (loss)                                  $       (7,778,007)       434,241  $       (7,343,766)
                                                   ===================  ============  ===================


Net income (loss)
  per Class A Beneficiary Interest                 $            (3.98)             -  $            (3.76)
  per Class B Beneficiary Interest                 $                -              -  $                -


                             See accompanying notes.

NOTES  TO  UNAUDITED  PRO  FORMA  FINANCIAL  INFORMATION

NOTE  1  -  BASIS  OF  PRESENTATION


     The accompanying unaudited pro forma financial information of the Trust are presented to give effect to the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B, as described in Proposal Four. This transaction would result in the Trust and Trust C having equally shared 100% ownership in MILPI.

As described below, MILPI acquired all of PLM's common stock by acquiring approximately 83% and 17% of the common stock in February 2001 and February 2002, respectively. As the acquisition of the 17% of the common stock of PLM occurred in February 2002 and is reflected in the Trust's unaudited financial statements as of and for the nine months ended September 30, 2002, no pro forma adjustments have been recorded in the accompanying pro forma financial statements related to the February 2002 acquisition.

In addition, Proposal Two of this Solicitation Statement seeks approval of a transaction whereby a newly formed subsidiary of PLM, RMLP, will receive a contribution from Semele of partnership interests in the Rancho Malibu partnership, a partnership that owns and is developing approximately 270 acres of land in Malibu, California, in exchange for $5.5 million in cash (to be funded by PLM), a $2.5 million promissory note (bearing interest at a rate of 7% per annum) and 182 shares (15.4%) of the common stock of RMLP. The Rancho Malibu property is under development and all costs associated with the property are being capitalized. As such, this transaction is not expected to have any short-term impact on the financial statements of the Trust. Accordingly, no pro forma adjustments have been recorded in the accompanying pro forma financial statements related to Proposal Two. However, in the event all or a portion of the investment in the Rancho Malibu property, or its subsequently capitalized costs, are not recoverable, this could have a negative impact on the Trust's financial statements.

As required by Rule 11-02 of Regulation S-X, the Trust's unaudited pro forma statements of operations for the nine months ended September 30, 2002 and the year ended December 31, 2001 have been prepared as if the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B had occurred on January 1, 2001. The Trust's unaudited pro forma statement of financial position as of September 30, 2002 has been prepared as if the purchase had occurred on September 30, 2002.


The accompanying financial statements are unaudited and are not necessarily indicative of the results that would have occurred if the transaction had occurred on January 1, 2001, or any particular date thereafter, nor do they purport to represent the financial position or results of operations that may be achieved by the Trust in future periods.

NOTE  2  -  PRO  FORMA  ADJUSTMENTS


     The pro forma adjustments outlined below relate solely to the purchase by MILPI of the membership interests in MILPI held by Trust A and Trust B. In December 2000, the Trust, along with Trust A, Trust B and Trust C, made a tender offer through a subsidiary of MILPI for all of the outstanding common stock of PLM, an equipment leasing and management company. The trusts collectively hold all of the outstanding membership interests in MILPI. Pursuant to the cash tender offer, MILPI acquired approximately 83% of PLM's outstanding common stock in February 2001. In February 2002, MILPI completed the acquisition of PLM by acquiring the remaining 17% of PLM's common stock. The Trust and Trust C provided MILPI with the funds to acquire the remaining 17% of PLM's common stock resulting in the Trust's membership interests in MILPI increasing from 34% to 37.5%. Coincident with the stock acquisition, MILPI's wholly owned subsidiary merged into PLM.


The Trust accounts for its membership interests in MILPI using the equity method of accounting. Under the equity method of accounting, the Trust's interests are
(i) increased (decreased) to reflect the Trust's share of income (loss) of MILPI, and (ii) decreased to reflect any dividends the Trust received from MILPI. The excess of the Trust's cost to acquire its membership interests in MILPI and the fair market value of the net identifiable assets purchased is considered to be goodwill and, through December 31, 2001, was amortized over the estimated economic life of seven years from the date of acquisition, based on the estimated economic lives of PLM's assets.

The Trust is not a taxable entity and therefore pro forma income tax adjustments are not applicable.

     (A) Adjustment to record the impact to the Trust's interest in MILPI of the purchase by the Trust and Trust C, pursuant to the Membership Interest Purchase Agreement. At the date of the purchase, the Trust will recognize an increase in its interest in MILPI equal to the Trust's portion of the excess of the share of the net assets of MILPI acquired from Trust A and Trust B and the purchase price paid by MILPI to Trust A and Trust B for their membership interests. The increase to the Trust's interest in MILPI is determined as follows:



Aggregate share of net assets of MILPI acquired by MILPI   $    7,240,930
Aggregate Purchase Price paid by MILPI                          5,931,578  (i)
                                                           ---------------
Aggregate increase in Trusts C and D's interests in MILPI       1,309,352
The Trust's ownership interest in MILPI                                50%
                                                           ---------------
The Trust's share of increase in interest in MILPI         $      654,676
                                                           ===============



(i) Defined in the Membership Interest Purchase Agreement between MILPI and Trust A and Trust B as the original purchase price of the membership interests, plus the reimbursement of membership fees paid to the Managing Trustee in connection with the purchase and management of the membership interests, less dividends or distributions received from the membership interests.


The Purchase was at a price in excess of fair value of the underlying assets and therefore include an element of goodwill. However, consistent with SFAS No. 142, there is no pro forma adjustment for amortization expense recorded related to that goodwill because the Purchase was after the transition date of July 1, 2001 when goodwill resulting from acquisitions are no longer amortized.



The allocation of the Trust's share of the increase in MILPI was calculated in accordance with the Second Amended and Restated Declaration of Trust, as amended.


     (B) Adjustment to increase the Trust's share of the net income of MILPI recorded under the equity method of accounting, as discussed above. The proposed transaction would increase the Trust's ownership interest in MILPI from 37.5% to 50%.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT


The following table sets forth the beneficial ownership of the Trust's Interests, as of February 6, 2003, by each person known by the Trust to be the beneficial owner of more than 5% of any class of its outstanding Interests.




                                 NUMBER OF                                                               PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL    CLASS A   PERCENT OF CLASS A  NUMBER OF CLASS  PERCENT OF CLASS B   SPECIAL BENEFICIARY
OWNER (1)                        INTERESTS    INTEREST OWNED      B INTERESTS      INTEREST OWNED        INTEREST OWNED
-------------------------------  ---------  ------------------- ---------------  --------------------  --------------------
Equis II Corporation (2). . . .      1,040                   *        3,140,684                99.9%                    -
Semele Group, Inc. (3). . . . .     45,124                   *        3,140,684                99.9%                  100%
Gary D. Engle (4) . . . . . . .     45,124                   *        3,140,684                99.9%                    -
James A. Coyne (5). . . . . . .     45,124                   *        3,140,684                99.9%                    -


___________________
 *     Represents  less  than  1%  of  the  outstanding  Interests.
(1) The business address of each Beneficiary listed above is c/o Equis Financial Group, L.P., 200 Nyala Farms, Westport, Connecticut 06880.
(2) Equis II Corporation, a wholly-owned subsidiary of Semele, owns 1,040 Class A Interests and 3,140,684 Class B Interests.
(3) Semele owns 100% of Equis II Corporation and, as such, has shared investment power with respect to the Class B Interests owned by Equis II Corporation. Old North Capital Limited Partnership, a controlled affiliate of Semele, owns 44,084 Class A Interests.
(4) Mr. Engle has a 40.3% ownership interest in Semele. Mr. Engle, together with Mr. Coyne, controls a majority of the interest in Semele and Equis II Corporation.
(5) Mr. Coyne has a 17.6% ownership interest in Semele. Mr. Coyne, together with Mr. Engle, controls a majority of the interest in Semele and Equis II Corporation.

                   ADDITIONAL INFORMATION CONCERNING THE TRUST

     The Class A Interests are registered under the Securities Act of 1933 and as a result the Trust files annual and quarterly reports and other information with the SEC. You may read and copy any reports and other information that the Trust files with the SEC at the following SEC locations:

                              Public Reference Room
                             450 Fifth Street, N.W.
                             Washington, D.C.  20549

     Copies of such materials may be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

The SEC also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such Web site is http://www.sec.gov.

The SEC allows the Trust to "incorporate by reference" information into this Solicitation Statement. This means that the Trust can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this Solicitation Statement, except for any information that is superseded by information that is included directly in this Solicitation Statement.


This Solicitation Statement incorporates by reference the documents listed below that the Trust has previously filed with the SEC. Copies of each of such documents are being delivered to Beneficiaries along with this Consent Solicitation Statement.


Company SEC Filings              Period
-------------------------------  --------------------------------
Annual Report on Form 10-K/A     Year ended December 31, 2001
Quarterly Report on Form 10-Q/A  Quarter ended March 31, 2002
Quarterly Report on Form 10-Q/A  Quarter ended June 30, 2002
Quarterly Report on Form 10-Q    Quarter ended September 30, 2002

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This Solicitation Statement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and business strategies of the Trust. Statements in this Solicitation Statement that are not historical facts are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by Section 21E of the Exchange Act and
Section 27A of the Securities Act. Such forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, wherever they occur in this document, are necessarily estimates reflecting the best judgment of the Managing Trustee and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Such forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Solicitation Statement.

Words such as "estimate," "project," "plan," "intend," "expect," "believe," "anticipate," and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Solicitation Statement and the other documents incorporated by reference, including, but not limited to, the Trust's Annual Report on Form 10-K/A for the year ended December 31, 2001. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Solicitation Statement. The Trust does not undertake any obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this Solicitation Statement or to reflect the occurrence of unanticipated events.

                                                                       ANNEX A




        CONTRIBUTION, ASSIGNMENT, ASSUMPTION AND ACKNOWLEDGMENT AGREEMENT

                                  BY AND AMONG
                                   RMLP INC.,
                 BMIF/BSLF II RANCHO MALIBU LIMITED PARTNERSHIP,
                          BSLF II RANCHO MALIBU CORP.,
                                   C&D IT LLC,
                              AND SEMELE GROUP INC.

                         DATED AS OF _________ __, 2003




























                                       A-1

Annex  A  -  Percentage  Interests

Exhibit  A  -  Property  Description

Exhibit  B  -  Promissory  Note


Schedules
---------

4.5     Joint  Ventures
4.6(a)     Limited  Partnership's  Agreements  of  Indebtedness
4.6(b)     Additional  Liabilities  of  the  Limited  Partnership
4.6(c)     Court  or  Governmental  Judgments  or  Orders
4.7     Non-Compliance  with  Laws  and/or  Permits
4.8(a)     Non-Compliance  with  Environmental  laws
4.8(b)     Non-Compliance  with  Permit  Requirements
4.8(c)     Environmental  Citations
4.8(d)     Hazardous  Activity
4.8(e)     Hazardous  Materials
4.8(f)     Violations  of  Environmental  Law
4.9     Extraordinary  Business  Activities  since  February  6,  2002
4.11(b)     Title  Exceptions
4.11(d)     Ownership  by  Affiliates
4.12     Pending  Litigation
4.13(a)     Material  Contracts  Extending  Beyond  February  6,  2002
4.13(b)     Outstanding  Guaranty  Obligations  of  the  Limited  Partnership
4.13(d)     Limited Partnership's Contractual Parties which are Non-Compliant or in  Default
4.14(a)     Insurance  Policies
4.16(c)     Bank  Accounts  and  Powers  of  Attorney
4.17     Project  Budget

        CONTRIBUTION, ASSIGNMENT, ASSUMPTION AND ACKNOWLEDGMENT AGREEMENT
     This Contribution, Assignment, Assumption and Acknowledgment Agreement dated __________ ___, 2003 is by and among RMLP Inc., a Delaware corporation ("RMLP"), BMIF/BSLF II Rancho Malibu Limited Partnership, an Illinois limited
   ---
partnership  (the  "Limited  Partnership"),  BSLF  II  Rancho  Malibu  Corp., an
                    --------------------
Illinois corporation ("BSLF"), C&D IT LLC, a Delaware limited liability company ("C&D LLC"), and Semele Group Inc., a Delaware corporation ("Semele").
  --------                                                            ------
                                    RECITALS
     WHEREAS, the Limited Partnership owns approximately 270 acres of undeveloped land located in Los Angeles County, California, as more particularly described on Exhibit A attached hereto and incorporated herein by reference (the
             ---------
"Malibu  Property");
 ----------------
WHEREAS, Semele owns one hundred percent (100%) of the capital stock of BSLF, the General Partner of the Limited Partnership;
WHEREAS, Semele owns, directly or indirectly, seventy-five percent (75%) of the undivided Percentage Interests (as such term is defined in the Partnership Agreement) of the Limited Partnership, comprised of the 73.95% BSLF Percentage Interest and the 1.05% Semele Percentage Interest;
WHEREAS, the other 25% of the undivided Percentage Interests of the Limited Partnership are owned by C&D LLC whose sole members are AFG Investment Trust C and AFG Investment Trust D;
WHEREAS, RMLP desires to contribute the Contribution Consideration to BSLF, and BSLF and Semele desire to assign and deliver in exchange and in consideration therefor to RMLP, upon the terms and conditions set forth herein, the Semele Percentage Interest and the BSLF Percentage Interest; and
WHEREAS, RMLP desires to accept such assignment and delivery of all benefits, right, title and interest in and to the Semele Percentage Interest and the BSLF Percentage Interest and assume all of the duties and obligations thereunder of Semele and BSLF, respectively.
WHEREAS, the parties hereto intend that the contribution of the Contribution Consideration in exchange and in consideration for the Semele Percentage Interest and the BSLF Percentage Interest contemplated hereby together shall constitute a tax-free exchange governed by the provisions of Section 351 of the Code.
NOW THEREFORE, in consideration of the mutual agreements, covenants and provisions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:

ARTICLE  ONE

DEFINITIONS
     As used herein, the following capitalized terms shall have the following meanings:
1.1     "AFFILIATE"  of  a Person means a Person who controls, is controlled by,
         ---------
or is under common control with such Person. For purposes of this definition, "control" means the ability to control the management or policies of a Person,
 -------
whether  through  the  ownership of voting securities, by contract or otherwise.
1.2     "AGREEMENT"  means  this  Contribution,  Assignment,  Assumption  and
         ---------
Acknowledgment  Agreement.
1.3     "BSLF"  means  BSLF  II  Rancho  Malibu  Corp., an Illinois corporation.
         ----
1.4     "BSLF PERCENTAGE INTEREST" means the 73.95% Percentage Interest owned by
         ------------------------
BSLF.
1.5     "CERCLA"  means  the  Comprehensive Environmental Response, Compensation
         ------
and  Liability  Act  of  1980,  as  amended  (42  U.S.C.   9601  et  seq.).
                                                                 --  ---
1.6     "CLAIMS  NOTICE"  means  a  notice  to be given by RMLP to Semele of any
         --------------
Indemnity Claim which describes the Indemnity Claim in reasonable detail, indicates the amount (estimated, if necessary) of the Loss that has been or may be suffered by RMLP and, in the case of any claim, action or proceeding brought by a third party, includes a copy of any claim, process or legal pleadings with respect thereto.
1.7     "CLEAN  WATER  ACT"  means  the  Federal Water Pollution Control Act, as
         -----------------
amended  (33  U.S.C.  1251  et  seq.)
                            --  ---
1.8     "CLOSING" means the consummation of the contribution of the Contribution
         -------
Consideration by RMLP to BSLF and the contribution of the Semele Percentage Interest and the BSLF Percentage Interest from Semele and BSLF to RMLP pursuant to this Agreement.
1.9     "CLOSING  DATE"  means  ____________, 2003, or such other date as may be
         -------------
mutually  agreed  upon  by  RMLP  and  Semele  and  BSLF.
1.10     "CODE"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
          ----
1.11     "COMMON  STOCK"  means  182  shares  of the RMLP Common Stock, $.01 par
          -------------
value per share, to be issued to BSLF as a portion of the Contribution Consideration hereunder, and representing approximately fifteen and four-tenths percent (15.4%) of the issued and outstanding capital stock of RMLP.
1.12     "CONTRIBUTION CONSIDERATION" means an amount equal to Five Million Five
          --------------------------
Hundred Thousand Dollars (US$5,500,000) payable in immediately available funds, plus the Promissory Note, plus the Common Stock.
----                          ----
1.13     "ENVIRONMENTAL  CITATIONS"  means  any  written  notice, communication,
          ------------------------
inquiry, warning, citation, summons, directive, injunction, order or claim, concerning the ownership, maintenance, operation or occupancy of the Malibu Property or any portion thereof by the Limited Partnership or any other person, which relates to Hazardous Activity, Hazardous Materials or violation of any Environmental Law in connection with the Malibu Property or any portion thereof, or any leachate or contamination or materials emanating therefrom.
1.14     "ENVIRONMENTAL  LAWS"  means  all  applicable  foreign, federal, state,
          -------------------
regional, county and local administrative, regulatory and judicial laws, rules, statutes, codes, ordinances, regulations, binding interpretations, binding policies, licenses, permits, approvals, plans, authorizations, directives, rulings, injunctions, decrees, orders, judgments, common law and any similar items in effect on the date of this Agreement and through the Closing Date relating to the protection of human health, safety, or the environment (including ambient air, surface water, ground water, land surface or subsurface strata); including, without limitation, the following laws, as amended: (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. 9601 et seq.) ("CERCLA"); (b) the Hazardous Materials
                             --  ---      ------
Transportation  Control Act of 1970 (49 U.S.C.   1802 et seq.); (c) the Resource
                                                      -- ---
Conservation  and  Recovery  Act of 1976, as amended (42 U.S.C.   6901 et seq.);
                                                                       -- ---
(d)  the  Clean  Water Act; (e) the Safe Drinking Water Act (42 U.S.C.   300h et
                                                                              --
seq.);  (f)  the  Clean  Air Act (42 U.S.C.   1857 et seq.); (g) the Solid Waste
  -                                                -- ---
Disposal  Act  (42  U.S.C.   6901 et seq.); (h) the Toxic Substances Control Act
  -                               -- ---
(15  U.S.C.   2601  et  seq.);  (i)  the  Emergency  Planning  and  Community
                    --  ---
Right-to-Know  Act  of  1986  (42  U.S.C.   11001  et  seq.);  (j)  the  Federal
                                                   --  ---
Insecticide,  Fungicide  and  Rodenticide  Act (7 U.S.C.   136 et seq.); (k) the
                                                               -- ---
Radon  Gas  and  Indoor Air Quality Research Act (42 U.S.C.   7401 et seq.); (l)
                                                                   -- ---
the National Environmental Policy Act of 1975 (42 U.S.C. 4321); (m) the Rivers and Harbors Act of 1899 (33 U.S.C. 401 et seq.); (n) the Oil Pollution Act of
                                          -- ---
1990  (33  U.S.C.   3321  et seq.); (o) the Porter-Cologne Water Quality Control
                          -- ---
Act  (Cal.  Wat.  Code  13020  et  seq.);  (p) the Safe Drinking Water and Toxic
                               --  ---
Enforcement  Act  of  1986  (Cal.  Health  & Saf. Code   25300 et seq.); (q) the
                                                               -- ---
Hazardous  Substance  Account  Act (Cal. Health & Saf. Code  25300 et seq.); (r)
                                                                   -- ---
the  Hazardous  Waste Control Act (Cal. Health & Saf. Code   25100 et seq.); (s)
                                                                   -- ---
Section 2782.6(d) of the California Civil Code and Chapter 11 of Title 22 of the California Code of Regulations; and (t) any and all laws, rules, codes, ordinances, regulations, binding interpretations, binding policies, licenses, permits, approvals, plans, authorizations, directives, rulings, injunctions, decrees, orders and judgments relating to hazardous wastes, hazardous substances, toxic substances, pollution, water safety, polychlorinated biphenyls, petroleum (its derivatives, by-products, or constituents) the protection  of  human  health,  safety,  or  the  environment.
1.15     "HAZARDOUS  ACTIVITY"  means  the  generation, transportation, deposit,
          -------------------
disposal (including, without limitation, arrangement for placement in any landfill, temporary or permanent holding area, impoundment, sump or dump), dumping, escaping, placing, dispersal, release, discharge, spill, emission, injection, leak, leaching, migration of Hazardous Materials in, on, under, about or from any specified property or any part thereof into the indoor or outdoor environment including, without limitation, the ambient air, surface water, groundwater or surface or subsurface strata and any other act or thing, business or operation, that materially increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property, on or off any specified property, or which may materially adversely impact the value of such specified property.
1.16     "HAZARDOUS MATERIAL" means any solid, liquid or gaseous material, alone
          ------------------
or in combination, mixture or solution, which is defined, listed or identified as "hazardous" (including "hazardous substances" and "hazardous wastes"), "toxic", a "pollutant" or a "contaminant" pursuant to any Environmental Law including, without limitation, asbestos, urea formaldehyde, polychlorinated biphenyls (PCB's), radon, fuel oil, petroleum (including its derivatives, by-products or other constituents) and any other dangerous, explosive, corrosive, flammable, infectious, radioactive, carcinogenic or mutagenic material which is prohibited, limited, controlled or regulated under any Environmental Law, or which poses a threat or nuisance to the safety or health of any person on any specified property or any property geologically or hydrologically adjacent to, or surrounding, such specified property or the environment, or the presence of which could constitute a trespass by the Limited Partnership.
1.17     "IMPROVEMENTS"  means  the  improvements  to the Malibu Property as are
          ------------
described  in  the  Plans  and  Specifications  including,  without  limitation, forty-six  (46)  single-family  finished  lots,  together  with  roads,  sewers, utilities and other on-site and off-site improvements, including those improvements required to be constructed by the Project Requirements.
1.18     "INDEMNITY CLAIM" means any claim of a RMLP Indemnified Party resulting
          ---------------
from (a) any breach of Semele's Representations and Warranties; or (b) the non-fulfillment of any of Semele's covenants, agreements or undertakings contained in this Agreement or in any agreement or document to be delivered pursuant to this Agreement.
1.19     "KNOWLEDGE"  or  "TO  THE KNOWLEDGE" of any person, or words of similar
          ---------        -----------------
import, mean the actual knowledge of such person. With respect to Semele and BSLF, "knowledge" shall mean the actual knowledge of James A. Coyne.
1.20     "LIMITED  PARTNERSHIP"  means  BMIF/BSLF  II  Rancho  Malibu  Limited
          --------------------
Partnership,  an  Illinois  limited  partnership.
1.21     "LOSSES"  means  any  and  all  loss,  cost,  damage (including without
          ------
limitation consequential damages) or expense arising or resulting from any Indemnity Claim, including but not limited to reasonable costs and expenses, including fees and disbursements of counsel, accountants and other experts, incident to any and all actions, suits, demands, assessments and judgments related to any claim made hereunder, but excluding (i) amounts to the extent reserved or accrued for by the Limited Partnership, and (ii) amounts for which any RMLP Indemnified Party has recovered proceeds under any insurance policy or third party guaranty, indemnity or other obligation.
1.22     "MALIBU  PROPERTY"  means  approximately  270 acres of undeveloped land
          ----------------
located in Los Angeles County, California, as more particularly described on Exhibit A hereto.
   -------
1.23     "MATERIAL  ADVERSE  EFFECT"  means a material adverse effect (a) on the
          -------------------------
business, assets or financial condition of the Limited Partnership or (b) on the ability of the Limited Partnership to carry on its business as it is presently being conducted, including without limitation the development of the Project.
1.24     "PARTNERSHIP  AGREEMENT" means the Partnership Agreement of the Limited
          ----------------------
Partnership,  as  amended  and  as  in  effect  on  the  date  hereof.
1.25     "PERCENTAGE  INTEREST"  with  respect  to a Person means the Percentage
          --------------------
Interest of the Limited Partnership, as such term is further defined in the Partnership Agreement, owned by such Person set forth opposite such Person's name in the column entitled "Percentage Interest" on Annex A to this Agreement.
1.26     "PERMITS"  means  all  governmental  or  other  licenses,  permits
          -------
certificates,  approvals,  authorizations  and orders material to the ability of
          -
the Limited Partnership to carry on its business as it is presently being conducted, including without limitation those necessary to construct, subdivide, occupy, operate, market and sell the Property (and any portion or subdivision thereof) in accordance with all Project Requirements.
1.27     "PERSON"  means  any  individual,  partnership,  firm,  corporation,
          ------
association,  trust,  unincorporated  organization  or  other  entity.
1.28     "PLANS AND SPECIFICATIONS" means those certain Plans and Specifications
          ------------------------
prepared  for  the  Project.
1.29     "PROJECT" means (i) the subdivision of the Property into forty-six (46)
          -------
single-family lots, three (3) open space lots, one (1) sewage treatment lot, and one (1) road lot; and (ii) the construction of the Improvements, all in accordance with the Project Requirements.
1.30     "PROJECT  BUDGET"  means  the  line  item budget made available to RMLP
          ---------------
pursuant  to  Section  4.17  hereof.
1.31     "PROJECT  REQUIREMENTS"  means all applicable federal, state, local and
          ---------------------
other laws, regulations, codes, orders, ordinances, policies, rules, regulations, reports, standards, statutes, and agreements that apply or pertain to the Project, including without limitation those relating to fire, safety, land use, health, labor, environmental protection, seismic design, conservation, parking, zoning and building, and all restrictive covenants (if any) and other title encumbrances, affecting all or any part of the Property or the Improvements constructed thereon.
1.32     "PROMISSORY  NOTE"  means  the promissory note of even date herewith in
          ----------------
the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000) made by RMLP in favor of BSLF, in substantially the form of Exhibit
                                                                         -------
B  hereto.
1.33     "PROPERTY"  means  the  Malibu  Property  and  all  related  permits,
          --------
engineering work product, Improvements and assets and entitlements required to develop the Project in accordance with the Project Requirements, all as owned by the Limited Partnership as of the date hereof.
1.34     "RMLP"  means  RMLP  Inc.,  a  Delaware  corporation.
          ----
1.35     "RMLP  INDEMNIFIED  PARTIES"  means RMLP and its Affiliates, directors,
          --------------------------
officers,  employees  and  agents  of  each.
1.36     "SEMELE"  means  Semele  Group  Inc.,  a  Delaware  corporation.
          ------
1.37     "SEMELE  PERCENTAGE INTEREST" means the 1.05% Percentage Interest owned
          ---------------------------
by  Semele.
ARTICLE  TWO

CONTRIBUTION,  ASSIGNMENT,  ASSUMPTION  AND  ACKNOWLEDGMENT
2.1 CONTRIBUTION AND ASSIGNMENT OF SEMELE PERCENTAGE INTEREST AND BSLF PERCENTAGE INTEREST. Subject to the terms and conditions herein contained, including the conditions set forth in Article 7 hereof, Semele and BSLF each agree to convey, contribute, transfer, assign and deliver to RMLP, and RMLP agrees to accept such assignments of, and acquire from, Semele and BSLF, respectively, on the Closing Date, the Semele Percentage Interest and the BSLF Percentage Interest, free and clear of any security interest, pledge mortgage, lien, charge, encumbrance, option, adverse claim or restrictions of any kind
(other  than  as  set  forth  in  the  Partnership  Agreement).
2.2 CONTRIBUTION CONSIDERATION. On the Closing, as consideration for the conveyance, contribution, transfer, assignment and delivery of the Semele Percentage Interest and the BSLF Percentage Interest by Semele and BSLF, RMLP agrees to make deliver and pay the Contribution Consideration to BSLF.
2.3 ASSUMPTION OF SEMELE OBLIGATIONS. On the Closing, RMLP, as additional consideration for the conveyance, contribution, transfer, assignment and delivery of the Semele Percentage Interest and the BSLF Percentage Interest by Semele and BSLF, respectively, shall assume all duties and obligations of Semele and BSLF relating to (i) the Semele Percentage Interest and the BSLF Percentage Interest and under the Partnership Agreement and (ii) BSLF's role as the co-managing general partner of the Limited Partnership to be evidenced by an amendment to the Partnership Agreement dated as of the Closing Date.
2.4 ACKNOWLEDGMENT OF CONTRIBUTION. The Limited Partnership and C&D LLC hereby acknowledge the terms of this Agreement and further acknowledge (a) the assignment by (i) BSLF of the BSLF Percentage Interest and (ii) Semele of the Semele Percentage Interest, and (b) the acceptance of such assignments and assumption of all the duties and obligations by RMLP relating to the BSLF Percentage Interest and the Semele Percentage Interest in, to and under the Partnership Agreement, including the assumption of BSLF's role and obligations as co-managing general partner of the Partnership.
ARTICLE  THREE

THE  CLOSING
3.1 TIME AND PLACE OF CLOSING. Unless this Agreement is earlier terminated as hereinafter provided, the Closing shall be held at the offices of Nixon Peabody LLP in Boston, Massachusetts at 10:00 A.M. on the Closing Date or at such other place and at such other time as may be mutually agreed upon by RMLP and Semele and BSLF.
3.2 ACTIONS TO BE TAKEN. The following actions shall be taken at or prior to the Closing:
(a)     (i)     Semele  shall  deliver  or  cause  to  be  delivered  to  RMLP assignments of limited partnership interests, in form acceptable to RMLP and its counsel, assigning the Semele Percentage Interest and the BSLF Percentage Interest to RMLP, and
(ii) BSLF shall deliver its resignation as co-managing general partner and RMLP, Semele and BSLF shall execute an Amended and Restated Partnership Agreement and shall take all other necessary actions to, inter alia, designate and appoint RMLP and C&D LLC as co-managing general partners of the Partnership and to permit RMLP at any time prior to the second anniversary of the Promissory
     Note to cause the Limited Partnership to distribute and deliver title to subdivided lots comprised of portions of the Property upon RMLP's election to voluntarily prepay the Promissory Note with portions of the Property as provided therein.
(b) The cash amount of the Contribution Consideration shall be paid by RMLP by wire transfer as directed by BSLF, and RMLP shall deliver to BSLF the Promissory Note and a stock certificate representing the Common Stock.
(c) Semele and BSLF shall cause to be delivered to RMLP such certificates of an officer of Semele, an officer of BSLF and the Limited Partnership's general partner, together with such other documents or schedules as may be requested by RMLP or its counsel, evidencing satisfaction of the terms and conditions specified in this Agreement, including without limitation, that the representations and warranties of Semele and BSLF contained in Article Four hereof are true, correct and complete in all material respects as of the Closing as if Semele and BSLF had jointly and severally made such representations and warranties on the Closing Date.
(d) RMLP shall deliver to Semele and BSLF a certificate executed by an officer of RMLP together with such other documents or schedules as may be requested by Semele and BSLF or their counsel evidencing satisfaction of the terms and conditions specified in the Agreement, including without limitation that the representations and warranties of RMLP contained in Article Five hereof are true, correct and complete in all material respects as of the Closing as if RMLP had made such representations and warranties on the Closing Date.
3.3 TAX REPORTING. The parties hereto agree to notify one another of any communication from or with the Internal Revenue Service or any other taxing authority that relates in any way to the characterization of the transactions governed by this Agreement. Each of the parties hereto will file with its federal income tax return for the taxable year in which the Closing occurs (which tax return shall be timely filed) the information required by Treas. Reg.
     Section 1.351-3 and to provide one another upon request with a statement to the effect that such party has complied with this requirement for filing. The parties hereto also will maintain such permanent records as are required by Treas. Reg. Section 1.351-3(c).
ARTICLE  FOUR

REPRESENTATIONS  AND  WARRANTIES  OF  SEMELE  AND  BSLF
     Semele and BSLF jointly and severally hereby represent and warrant to RMLP that the representations and warranties are true and correct as of the date of this Agreement and will be true and correct on the Closing Date (as updated by the delivery of updated Schedules on or prior to the Closing Date) as if made on that date. RMLP expressly acknowledges and agrees that the Schedules attached to this Agreement are an integral part of this Agreement and that any disclosure made on one such Schedule shall be deemed a disclosure on all such schedules.
4.1 TITLE TO SEMELE PERCENTAGE INTEREST AND BSLF PERCENTAGE INTEREST. Semele and BSLF have good, valid and marketable title to the Semele Percentage Interest and the BSLF Percentage Interest, respectively, free and clear of any security interest, pledge, mortgage, lien, charge, encumbrance, option, adverse claim or other restrictions of any kind (other than as set forth in the Partnership Agreement). Semele and BSLF have full right, power and authority to convey, contribute, transfer, assign and deliver the Semele Percentage Interest and BSLF Percentage Interest to RMLP, and upon the delivery at Closing of the deliveries and payments specified in Section 3.2, Semele and BSLF will have transferred to RMLP valid and full legal title to the Semele Percentage Interest and BSLF Percentage Interest free and clear of any liens, encumbrances, equities and adverse claims of any kind or nature.
4.2 NECESSARY AUTHORIZATION OR APPROVALS. Semele and BSLF have full power, authority and right to execute and deliver, or cause to be executed and delivered, this Agreement and the other agreements and instruments to be executed and delivered by Semele, the Limited Partnership or BSLF pursuant hereto and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by Semele, BSLF and the Limited Partnership and constitutes the legal, valid and binding obligation of each of them enforceable in accordance with its terms.
4.3 ORGANIZATION, POWERS, OWNERSHIP AND ASSETS OF THE LIMITED PARTNERSHIP. The Limited Partnership is a limited partnership duly organized and validly existing under the laws of the State of Illinois and has the power to carry on its business, as such business is now being conducted, and to own, lease or operate the properties and assets it now owns, leases or operates. Except as set forth on Schedule 4.3, there are no existing options, warrants, contracts,
               ------------
calls, commitments, demands or other agreements of any character to which the Limited Partnership, Semele or BSLF is a party which could require the purchase or sale of any Percentage Interest, including without limitation the Semele Percentage Interest and the BSLF Percentage Interest. The Property constitutes all of the material assets of the Limited Partnership.
4.4 ORGANIZATION, POWERS, OWNERSHIP AND ASSETS OF BSLF. BSLF is a corporation duly organized, validly existing and in corporate good standing under the laws of the State of Illinois and has the power to carry on its business, as such business is now being conducted, and to own, lease or operate the properties and assets it now owns, leases or operates. BSLF's Percentage Interest in the Limited Partnership constitutes all of the material assets of BSLF.
4.5 QUALIFICATION OR LICENSING TO CARRY ON BUSINESS; SUBSIDIARIES. The Limited Partnership has not failed to qualify to do business in any jurisdiction where such qualification is required and where the failure to be so qualified would or would reasonably be likely to have a Material Adverse Effect. The Limited Partnership has not, nor has it ever had, any subsidiaries whatsoever. Additionally, except as set forth in Schedule 4.5, to the knowledge of Semele or
                                     ------------
BSLF,  the  Limited  Partnership  has  never  entered  into  any joint ventures.
4.6     LIABILITIES.
(a)     Schedule  4.6(a)  lists  all  agreements,  notes,  instruments  or other
        ----------------
documents relating to (i) indebtedness owed by or to the Limited Partnership and
     (ii) money borrowed or loaned by or to the Limited Partnership in satisfaction of obligations of or to the Limited Partnership, including but not limited to all mortgages, loan, credit, surety, guarantee, and lease-purchase arrangements or other financing agreements to which the Limited Partnership is a party; and (iii) all conditional sales contracts, chattel mortgages and other security agreements or arrangements with respect to personal property used or owned by the Limited Partnership, copies of which have been delivered or made available to RMLP.
(b)     Except as set forth in Schedule 4.6(b), since February 6, 2002, the only
                               ---------------
additional liabilities which have been incurred by the Limited Partnership are of such a nature as are comparable to those normally incurred in the ordinary course of business during a comparable period of operations.
(c)     Except as set forth in Schedule 4.6(c), the Limited Partnership is not a
                               ---------------
party to or subject to, and no property or asset of the Limited Partnership is subject to, any judgment, order, decree, stipulation or consent of or with any court, governmental body or agency which does or may have a Material Adverse Effect.
4.7     COMPLIANCE  WITH  LAW AND PERMITS.  Except as set forth in Schedule 4.7,
                                                                   ------------
(a) the business of the Limited Partnership has been at all times prior to the date hereof, and is currently being operated, in compliance with all applicable governmental and regulatory laws, rules, regulations and ordinances, the non-compliance with which would or is reasonably likely to have a Material Adverse Effect, (b) the development of the Project is in compliance with all
Project Requirements in all material respects; (c) all Permits (as hereinafter defined, including without limitation, all Permits required to construct and complete the Project) have been obtained and are in full force and effect, except those which the failure to obtain would not result in a Material Adverse Effect; and (d) no claim has been made in writing (or to the knowledge of Semele or BSLF) by any governmental or regulatory authority, to the effect that the business conducted by the Limited Partnership fails to comply with any law, rule, regulation or ordinance, or Project Requirements, or that a Permit is necessary with respect thereto (without such Permit having been obtained promptly  after  receipt  of  notice  of  any  such  claim).
4.8     ENVIRONMENTAL  MATTERS.
(a)     Except  as  set  forth  in  Schedule 4.8(a), the location, construction,
                                    ---------------
ownership, occupancy, maintenance, operation and use of the Malibu Property is in compliance with all Environmental Laws, the non-compliance with which would or is reasonably likely to have a Material Adverse Effect.
(b)     Except  as set forth in Schedule 4.8(b), all Permits with respect to the
                                ---------------
use of the Malibu Property which are required pursuant to Environmental Laws have been obtained and the same are in full force and effect (other than any Permit where the failure to obtain such Permit or its lapse would not have a Material Adverse Effect) and there has been no change in any fact or circumstance reported or assumed in any application for or grant thereof that would or is reasonably likely to have a Material Adverse Effect on the validity of any such Permit or the renewal or transfer thereof.
(c)     Except as set forth in Schedule 4.8(c), (i) none of  Semele, BSLF or the
                               ---------------
Limited Partnership have received (nor has Knowledge of) any Environmental Citations and (ii) to the knowledge of Semele or BSLF, no Environmental Citation is pending or, to the knowledge of Semele or BSLF, threatened under any Environmental Law concerning the past or present ownership, maintenance, operation or occupancy of the Malibu Property, or any portion thereof or concerning the Limited Partnership or which relates to Hazardous Activity or Hazardous Materials. Except as set forth in Schedule 4.8(c), neither Semele nor
                                             ---------------
BSLF has been advised in writing by any governmental agency or any previous owner that any previous owner or any past operator, user or occupant of the Malibu Property has received any Environmental Citations.
(d)     Except  as set forth in Schedule 4.8(d), the Limited Partnership has not
                                ---------------
permitted, conducted, nor is Semele, BSLF or the Limited Partnership aware of any Hazardous Activity conducted with respect to the Malibu Property in violation of, or creating any liability under, any Environmental Law the non-compliance with which or liability under would or is reasonably likely to have a Material Adverse Effect.
(e)     Except  as  set  forth in Schedule 4.8(e), to the knowledge of Semele or
                                  ---------------
BSLF, there are no Hazardous Materials present in the surface water, groundwater or soil (either surface or subsurface) at the Malibu Property or at any geologically or hydrologically connected property including, without limitation, any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land disposals, land treatment units, waste piles, containment buildings, dumps, solid waste management units, equipment (movable or fixed) or other containers, either temporary or permanent, and deposited or located in or on land, water, sumps, or any other part of the Malibu Property or such connected property, or incorporated into any structure thereon, in violation of, or creating any liability under, any Environmental Law the non-compliance with which or liability under would or could have a Material Adverse Effect.
(f)     Except  as set forth in Schedule 4.8(f), the Limited Partnership has not
                                ---------------
been accused, or found liable under any Environmental Law and, to the knowledge of Semele or BSLF, the Limited Partnership is not now under investigation in respect thereof and neither the Malibu Property nor any other site or facility (as defined under CERCLA) of the Limited Partnership is listed or proposed for listing on the National Priorities List or is listed on the Comprehensive Environmental Response, Compensation, Liability Information System List or any comparable list maintained by any foreign, federal, state, regional, county or local authority. Except as set forth in Schedule 4.8(f) there are no
                                               ----------------
proceedings pending, or to the knowledge of Semele or BSLF, threatened, under any Environmental Law against or affecting the Limited Partnership or the Malibu Property in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would or could have a Material Adverse Effect. The Limited Partnership is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal relating to Environmental Laws.
4.9 ABSENCE OF CERTAIN CHANGES OR EVENTS. Since February 6, 2002, the business of the Limited Partnership has been conducted in the ordinary course and, except as set forth in Schedule 4.9, the Limited Partnership has not taken
                             ------------
or suffered any action or entered into any material transaction, including but not limited to the following, except in the ordinary course of business or as contemplated  by  this  Agreement  and  the  transactions  contemplated  herein:
(a) mortgaging, pledging or subjecting to lien, charge or other encumbrance any assets, or entering into any agreement resulting in the imposition of any such mortgage, lien or charge;
(b)     selling  or  purchasing,  assigning  or  transferring  any  intangible property;
(c) suffering any casualty losses, whether insured or uninsured, and whether or not in the control of Semele, BSLF or the Limited Partnership, in excess of $5,000 in the aggregate, or waiving any rights of any material value, individually or in the aggregate;
(d)     incurring  any  indebtedness  for  money  borrowed  or  any  noncurrent indebtedness  for  the  purchase  price  of  any  fixed  or  capital  asset;
(e) other than contemplated in the Plans and Specifications, making (i) any change in properties and assets or in liabilities, (ii) any commitment for any capital expenditure, or (iii) any sale, lease or other disposition of any capital asset;
(f)     making  any  change  in  the  Partnership  Agreement;
(g) (i) issuing any new Percentage Interest to a third party or (ii) granting or issuing any option or warrant for the purchase of any new Percentage Interest to a third party, or made any commitment relating thereto;
(h)     making  any  distribution  or  payment  to  Semele  or  BSLF;
(i) amending, making or entering into any agreement with any employee, agent or consultant;
(j)     amending  any  material  contract,  lease  or  agreement  listed;
(k) voluntarily incurring any material obligation or liability, absolute or contingent, except pursuant to existing contracts and agreements described in this Agreement or in the schedules delivered pursuant hereto.
(l) Since February 6, 2002, there has been no material adverse change in the results of operations, revenues, manner of conducting business, condition (financial or otherwise) or any material adverse change in any material asset (including, without limitation, accounts receivable) of the Limited Partnership since such date, and no event has occurred which has resulted, or which is reasonably likely to result, in a Material Adverse Effect. Neither Semele nor BSLF is aware of any event, circumstance or condition which could reasonably be expected to result in any such Material Adverse Effect.
4.10 TAX RETURNS AND LIABILITIES. The Partnership is taxed as a partnership and, as such, is a flow-through entity for tax purposes.
4.11     TITLE TO AND USE OF PROPERTIES; ABSENCE OF LIENS AND ENCUMBRANCES, ETC.
(a) Except for the Malibu Property, the Limited Partnership has not owned and it does not currently own any fee interest in any real property, and the Limited Partnership, has not agreed to purchase or may be obligated to purchase any interest in any real property. There are no outstanding contracts of sale, options to purchase, rights or first refusal or rights of first offer with respect  to  all  or  any  portion  of  the  Malibu  Property.
(b)     Except  as  disclosed  in  Schedule 4.11(b), the Limited Partnership has
                                   ----------------
good and marketable title to all of the properties and assets, real and personal, it purports to own which form a part of the business of the Limited Partnership (other than such properties and assets as shall have been sold or otherwise disposed of in the ordinary course of business) free and clear of any agreement or understanding with respect to the use or possession thereof or any rights thereto and of all liens (including, without limitation, statutory liens arising by reason of labor or materials furnished or claimed to have been furnished to the Limited Partnership or any predecessor in interest), mortgages, pledges, encumbrances, security interests, conditional sales agreements or charges of any kind or character except (i) encumbrances solely with respect to personal property incurred in the ordinary course of business which are minor in amount and do not materially impair the value or use in accordance with past practices of the assets affected thereby, or (ii) liens and encumbrances on the Property reflected in that certain ALTA Loan Policy of Title Insurance dated February 21, 2001 issued to Seller by Lawyers Title Insurance Company as Policy No. 5104950-M; and (iii) liens for current taxes and assessments not yet due and payable.
(c) The Limited Partnership has the right to use all real and personal properties presently utilized in the business of the Limited Partnership that are not owned by the Limited Partnership, and it is not in material default with respect to any lease material to such business and there exists no event, occurrence, condition or act which, with the giving of notice or the lapse of time, or both, would become a default under any such lease; except where such condition would not or would not be reasonably likely to have a Material Adverse Effect.
(d)     To  the  knowledge  of  Semele  or BSLF, except as disclosed in Schedule
                                                                        --------
4.11(d),  no  property  utilized  by  the  Limited Partnership in its respective
    ---
business  which is not owned by the Limited Partnership is owned by any officer,
    -
director or shareholder of Semele or any Affiliate of Semele (or any relative or spouse of any officer, director or shareholder or any relative of such spouse or any corporation, partnership, trust or other entity in which any officer, director or shareholder or any such relative or spouse has any beneficial interest).
(e) To the knowledge of Semele or BSLF, neither the whole nor any portion of the Malibu Property nor any interest therein has been condemned, requisitioned or otherwise taken by any public authority and no such condemnation, requisition or taking has been threatened in writing or is contemplated.
4.12     LITIGATION  AND  CLAIMS.  Except  as  set  forth  in Schedule 4.12, the
                                                              -------------
Limited Partnership is not a party to, nor is any property or asset owned by the
     Limited Partnership the subject of, any suit, action, or administrative, arbitration or other proceeding (including, without limitation, proceedings concerning labor disputes or grievances or union recognition or concerning condemnation, eminent domain or the like) or government investigation or proceeding that is currently pending or which has been pending within the three
(3) year period prior to the Closing Date and none of the foregoing has been threatened in writing against any of Semele, the Limited Partnership, BSLF, or the assets or properties of the Limited Partnership.
4.13     CONTRACTS  AND  CONTRACTUAL  COMPLIANCE.
(a)     Schedule 4.13(a) lists a description of each written or oral contract or
        ----------------
     agreement which will involve from and after February 6, 2002 a present commitment for the receipt or expenditure by the Limited Partnership under any of the foregoing, of monies or value equivalent to $50,000 or more during any fiscal year, including a list of all outstanding purchase and sale orders and commitments for personal property and services (but excluding purchase and sale orders or commitments for personal property or services entered into in the ordinary course of business since February 6, 2002) of the Limited Partnership. Complete and correct copies of such agreements have been made available to RMLP. Except as set forth on Schedule 4.13(a), the Limited Partnership is not in default in any material respect (and the Limited Partnership has not been notified to such effect) with respect to any obligation to be performed under any contract, lease, guaranty, indenture, loan agreement, document or other agreement or arrangement (including, without limitation, those listed or described on Schedule 4.13(a)) to which the Limited Partnership or any assets of
             ----------------
the  Limited  Partnership  are  subject,  except where such default or defaults, individually  or  in  the  aggregate,  would not have a Material Adverse Effect.
(b)     Except as set forth on Schedule 4.13(b), the Limited Partnership has not
                               ----------------
guaranteed the indebtedness or obligations of any other Person, and no other Person whose obligations have been so guaranteed as disclosed on such Schedule is in default of the obligations so guaranteed, and neither Semele nor BSLF is aware of any event which, with the passage of time, the giving of notice, or both, would constitute such a default.
(c) Except as set forth on Schedule 4.13(c), neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a default under any contract (including, without limitation, those listed or described on Schedules 4.13(a) and (b)) involving
                                            -------------------------
the Limited Partnership or impose any penalty upon the Limited Partnership in the performance of such contract, or accelerate the performance thereof, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Limited Partnership make any contract to which the Limited Partnership is a party subject to termination or cancellation, except where the imposition of such penalty, the acceleration of such performance or the creation of such lien, charge or encumbrance would not and would not be reasonably expected to create a Material Adverse Effect.
(d)     Except  as  set  forth  on  Schedule 4.13(d), all parties with which the
                                    ----------------
Limited Partnership has contractual arrangements are, to the knowledge of Semele or BSLF, in substantial compliance therewith and are not in default (and to the knowledge of Semele or BSLF no event has occurred which, with the passage of time, the giving of notice, or both, would constitute a default) thereunder, except where such default or defaults, individually or in the aggregate, would not have a Material Adverse Effect.
4.14     INSURANCE.
(a)     Schedule  4.14(a) lists a summary description (including the name of the
        -----------------
insurer, the policy number, period of coverage, and the amount of coverage) of the coverage under all insurance policies pertaining to the operations or business of the Limited Partnership which are currently in effect, and which have been in effect within the last five years, together with the amount of the current annual premiums under such policies and copies of any written notice of possible cancellation of, or premium increases with respect to, such insurance policies. Complete and correct copies of such policies have been made available to  RMLP.
(b)     All  policies of insurance reflected on Schedule 4.14(a) are on the date
                                                ----------------
hereof and to the knowledge of Semele or BSLF will be on the Closing Date valid and enforceable in accordance with their terms and in full force and effect, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); all premiums due thereon as of the date hereof have been paid in full and all premiums which will be due thereon as of the Closing Date will have been paid as of such date. None of the insurance policies have provisions for retrospective or contingent premium charges or any waiver of premium provisions; and there are no minimum premium insurance policies or administrative service contracts for medical benefits. The Limited Partnership has not received any written notice or other written communication from any issuer of any of its insurance policies canceling or materially amending any of such policies, materially increasing any deductibles or retained amounts thereunder, or materially increasing the annual or other premiums payable thereunder, and no written threat of such cancellation, amendment or increase of deductibles, retainages or premiums has been received.
4.15 GOVERNMENT CONTRACTS. To the knowledge of Semele and BSLF, there have not been, within the past ten (10) years, and are not presently, any contracts or subcontracts to which the Limited Partnership is a party with the United States Government or any department, agency or instrumentality thereof.
4.16 ADDITIONAL INFORMATION SUPPLIED. Semele and BSLF have delivered or made available, to the extent available, to, or caused the Limited Partnership to deliver or make available, to the extent available, to, RMLP the following documents and schedules of information relating to the Limited Partnership and the business conducted by the Limited Partnership, each of which, to the knowledge  of  Semele  and  BSLF,  is  true,  correct  and  complete.
(A) PARTNERSHIP AGREEMENT. A copy of the Partnership Agreement, as amended to date, of the Limited Partnership, certified as true, correct and complete by an officer of the General Partner of the Limited Partnership.
(B) MINUTES. Minutes of all meetings of, or other evidence of action taken by, the partners of the Limited Partnership since January 1, 1996.
(C)     BANK  ACCOUNTS  AND POWERS OF ATTORNEY, ETC.  Schedule 4.16(c) lists the
                                                      ----------------
name and address of each bank, together with the name and number of each account, in which the Limited Partnership has an account or safe-deposit box, the names of all persons authorized to draw thereon or to have access thereto, and the names of any persons holding powers of attorney with respect to the business of the Limited Partnership and a summary of the terms thereof.
4.17 PROJECT BUDGET. The most recent line item budget for the Project (the "Project Budget") has been made available to RMLP. To the Knowledge of Semele
 ---------------
or BSLF, the Project Budget contains reasonable estimates by the Limited Partnership of the costs for each of the items identified therein which have yet to  be  completed.
4.18 ACCURACY OF INFORMATION. To the knowledge of Semele or BSLF, neither this Agreement nor any certificate, document or information furnished by Semele, BSLF or the Limited Partnership under this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.
ARTICLE  FIVE

REPRESENTATIONS  AND  WARRANTIES  OF  RMLP
     RMLP represents and warrants to Semele and BSLF that the representations and warranties set forth herein are true and correct as of the date of this Agreement and will be true and correct on the Closing Date as if made on that date. RMLP further represents and warrants that to its knowledge neither this Article Five nor any information required to furnished to Semele pursuant to this Agreement by RMLP, in a certificate or otherwise, contains or will contain as of the Closing Date any untrue statement of a material fact or fails or will fail to state any material fact necessary to make the statements contained therein not misleading.
5.1 ORGANIZATION OF RMLP. RMLP is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the full corporate power and authority to carry on its business as now being conducted.
5.2 NECESSARY AUTHORIZATION AND APPROVAL. RMLP has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, including without limitation the authority to deliver the Promissory Note and a stock certificate representing the Common Stock to Semele in accordance with the terms hereof. This Agreement has been duly executed and delivered by RMLP and constitutes the legal, valid and binding obligation of RMLP enforceable in accordance with its terms. Other than required corporate action and filings, neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby is prohibited by, or requires RMLP to obtain any consent, authorization, approval or registration under, any law, rule or regulation, other than as contemplated hereby, or any judgment, order, writ, injunction or decree, which is binding on RMLP or the terms of any contract to which RMLP or any of its Affiliates is a party.
5.3 CAPITALIZATION OF RMLP; REGISTRATION RIGHTS. The authorized capital stock of RMLP as of the Closing Date is 3,000 shares of Common Stock, $.01 par value per share ("RMLP Common Stock"). As of the date hereof, there are one
                     ------------------
thousand (1,000) shares of RMLP Common Stock issued and outstanding in the name of PLM International Inc. There are no other outstanding rights, options, warrants, conversion rights or other agreements, orally or in writing, for the purchase or acquisition from RMLP of any of its capital stock. RMLP is not a party or subject to any agreement or understanding between any persons or entities which affects or relates to the voting or giving of written consents with respect to securities or by any director of RMLP. RMLP has not granted or agreed to grant any rights relating to registration of its capital stock under the Securities Act of 1933, as amended, or applicable state securities laws.
5.4 QUALIFICATION OR LICENSING TO CARRY ON BUSINESS. RMLP has not failed to qualify to do business in any jurisdiction where such qualification is required and where the failure to be so qualified would or would reasonably be likely to have a Material Adverse Effect.
5.5 LITIGATION AND CLAIMS. RMLP is not a party to, nor is any property or asset owned by RMLP the subject of, any suit, action, or administrative, arbitration or other proceeding (including without limitation, proceedings concerning labor disputes or grievances or union recognition or concerning condemnation, eminent domain or the like) or government investigation or proceeding that is currently pending or which has been pending within the three
(3) year period prior to the Closing Date and none of the foregoing has been threatened in writing against RMLP or the assets or properties of RMLP.
5.6 LIABILITIES. Schedule 5.6 lists all agreements, notes, instruments or other documents relating to indebtedness owed by RMLP, other than the Promissory Note.
ARTICLE  SIX

AGREEMENTS  OF  SEMELE,  BSLF  AND  RMLP
     Semele, BSLF and RMLP agree that from and after the date of this Agreement to and until the Closing Date, and thereafter to the extent provided below, they shall take, and Semele and BSLF shall cause the Limited Partnership to take, the following actions:
6.1 CONSENTS; PRESERVATION OF BUSINESS. Semele and BSLF agree to use their best efforts to (a) obtain the necessary consents, authorizations or approvals of any governmental or other third party to the transactions contemplated hereby; and (b) preserve the business of the Limited Partnership intact and maintain or cause to be maintained satisfactory relationships with suppliers, customers and others having business relationships with the Limited Partnership which are material to the success of its business.
6.2 COURSE OF CONDUCT. Semele and BSLF agree that the business of, and all transactions by, the Limited Partnership will be conducted or entered into only in the usual and ordinary course and that neither Semele nor BSLF shall cause or permit the Limited Partnership to engage in any of the activities listed in
Section 4.9(a) through (l) hereof, except as may be first approved by RMLP (which approval shall not be unreasonably withheld and shall be promptly confirmed in writing) or as is otherwise permitted or contemplated by this Agreement.
6.3     ACCESS  TO  MANAGEMENT,  PROPERTIES  AND RECORDS.  Semele and BSLF shall afford or cause the Limited Partnership to afford the officers, attorneys, accountants and other authorized representatives of RMLP free and full access upon reasonable notice and during normal business hours to all senior management personnel, offices, properties, books and records of the Limited Partnership so that RMLP may have full opportunity to make such investigation as it shall desire to make of the Limited Partnership (provided that such access is not unreasonably disruptive to the normal business operations of the Limited Partnership), and RMLP shall be permitted to make abstracts from, or copies of, all such books and records. The investigation contemplated hereunder shall include but not be limited to environmental inspection and testing of soil, water and air conditions on the Malibu Property. Semele and BSLF shall cause the Limited Partnership to furnish to RMLP such financial and operating data and other information as to the Limited Partnership's assets and business as RMLP shall reasonably request. In connection therewith, RMLP shall have the right to contact and hold discussions with the Limited Partnership's suppliers and customers and the landlord of any leased premises; provided, however, that RMLP
                                                    --------  -------
shall not contact any of such parties without first notifying the Limited Partnership and receiving the consent of the Limited Partnership in the first sentence of this Section 6.3, which consent shall not be unreasonably withheld or delayed, and provided further that such individual(s) shall be permitted to participate in any such discussions. RMLP shall cooperate with the Limited Partnership in structuring such contacts so as to provide minimal disruption to the Limited Partnership's relationships and business.
ARTICLE  SEVEN

CONDITIONS  OF  CLOSING
7.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF RMLP HEREUNDER. The obligations of RMLP under this Agreement to deliver the Contribution Consideration in exchange for the Semele Percentage Interest and the BSLF Percentage Interest and to consummate the other transactions contemplated hereunder are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, except to the extent that RMLP may waive any one or more thereof:
(a) Semele's and BSLF's Representations and Warranties (as updated by the delivery of updated schedules on or prior to the Closing) shall be true, correct and complete in all material respects on and as of the Closing Date with the same effect as if said representations and warranties had been made on and as of the Closing Date and shall have been certified as such as provided in
Section 3.2(c) hereof; Semele and BSLF shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by either of them prior to or at the Closing in each case, in all material respects; since February 6, 2002, there shall have been no material adverse change in the business or results of operations or condition (financial or otherwise) of the Limited Partnership that would have a Material Adverse Effect; and RMLP shall have been furnished with a certificate of each of Semele and BSLF, dated the Closing Date, certifying in such detail as RMLP may reasonably request, to the fulfillment of the foregoing conditions.
(b) Except as may otherwise have been approved by RMLP in writing or as otherwise disclosed to RMLP, since February 6, 2002, the business of the Limited Partnership shall have been conducted only in the ordinary course and, without limiting the generality of the foregoing, shall have complied in all material respects with the course of conduct described in Section 6.2 hereof, and RMLP shall have been furnished with a certificate of each of Semele and BSLF, dated the Closing Date, certifying, in such detail as RMLP may reasonably request, to the fulfillment of the foregoing conditions. In this regard, Semele and BSLF shall have caused the Limited Partnership to deliver schedules supplementary to the schedules delivered pursuant to Article Four hereof, which supplementary schedules shall be dated the Closing Date and shall show the changes, if any, to the schedules delivered on or prior to the date of execution of this Agreement, and indicate the authority for each such change, if such change would otherwise be in violation of the course of conduct described in Section 6.2 hereof.
(c) No consent of any governmental authority, or any other person or entity, shall be required to be made or obtained by the Limited Partnership or by Semele or BSLF in connection with the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, except where the failure to obtain any such consents would not, individually or in the aggregate prevent Semele or BSLF from performing its obligations under this Agreement.
(d)     On  the  Closing  Date:
(i) there shall be no injunction, restraining order or order of any nature issued by any court of competent jurisdiction which: (x) directs that this Agreement or any material transaction contemplated hereby shall not be consummated as herein provided, (y) compels or would compel RMLP to dispose of or discontinue the business or a portion of the business of the Limited
Partnership as a result of the consummation of any of the transactions contemplated hereby, or (z) imposes a fine, awards damages or imposes or awards any other monetary or non-monetary penalty or relief against RMLP or the Limited
     Partnership  based  on  the  transactions  hereby  contemplated;  and
(ii) there shall be no suit, action or other proceeding by any person pending before any court or governmental agency, or threatened in writing to be filed or initiated, which, in the reasonable judgment of RMLP, may result in the restraint or prohibition of the consummation of any transaction contemplated hereby or the obtaining of an amount from RMLP or the Limited Partnership in payment of damages from or other relief against any of the parties hereto or against any director or officer of RMLP or any of its Affiliates, in connection with the consummation of any transaction contemplated hereby.
(e) PLM International Inc., the corporate parent of RMLP, shall have obtained all necessary approvals to authorize the transactions contemplated by this Agreement.
(f) The assets of the Limited Partnership shall have been appraised by an independent appraiser and the appraised value of the assets shall be acceptable to RMLP in its sole discretion.
(g) All proceedings, corporate or otherwise, to be taken by Semele or the Limited Partnership in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to RMLP, and Semele and BSLF shall have made available, or caused the Limited Partnership to make available, to counsel for RMLP all records and documents relating to the business and affairs of the Limited Partnership which such counsel may reasonably request in connection with its review as aforesaid.
7.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SEMELE HEREUNDER. All obligations of Semele and BSLF under this Agreement are subject to the fulfillment, prior to or at the Closing, of each of the following conditions, except to the extent that Semele may waive any one or more thereof:
(a) The representations and warranties of RMLP contained in this Agreement shall be true in all material respects on and as of the Closing Date with the same effect as if said representations and warranties had been made on and as of the  Closing  Date  and  shall  have  been certified as such as provided in
Section 3.2(c) hereof; RMLP shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing; and Semele and BSLF shall have been furnished with certificates of an officer of RMLP dated the Closing Date, certifying in such detail as Semele and BSLF may reasonably request, to the fulfillment of the foregoing conditions.
(b) RMLP shall have delivered the Contribution Consideration in accordance with Section 3.2(a) above.
(c) All proceedings, corporate or otherwise, to be taken by RMLP in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be reasonably satisfactory in form and substance to Semele and BSLF.
(d)     On  the  Closing  Date:
(i) there shall be no injunction, restraining order or order of any nature issued by any court of competent jurisdiction which directs that this Agreement or any material transaction contemplated hereby shall not be consummated as herein provided, or imposes a fine, awards damages or imposes or awards any other monetary or non-monetary penalty or relief against Semele or BSLF based on the  transactions  hereby  contemplated;  and
(ii) there shall be no suit, action or other proceeding by any person pending before any court or governmental agency, or threatened to be filed or initiated, which, in the judgment of Semele or BSLF, may result in the restraint or prohibition of the consummation of any transaction contemplated hereby or the obtaining from Semele or BSLF of an amount in payment of damages from or other relief against any of the parties hereto or against any director or officer of Semele or BSLF, or any of their respective Affiliates, in connection with the consummation of any transaction contemplated hereby; and
(e) Semele and BSLF shall have obtained all necessary approvals to authorize the transactions contemplated by this Agreement.
ARTICLE  EIGHT

SURVIVAL  OF  SEMELE'S  AND  BSLF'S
REPRESENTATIONS,  WARRANTIES  AND  COVENANTS
8.1     REPRESENTATIONS  AND  WARRANTIES.
(a) Semele's and BSLF's Representations and Warranties shall be deemed to be material to RMLP and to have been relied upon by it notwithstanding any investigation heretofore or hereafter made or omitted by it. The representations and warranties of Semele and BSLF contained in Sections 4.1, 4.2, 4.3 and 4.4 shall continue indefinitely or until the expiration of any applicable statute of limitations, and the representations and warranties of Semele and BSLF contained in Section 4.5 through the balance of the Sections in Article Four shall continue in full force and effect for a period of eighteen
(18) months following the Closing Date, at which time they shall terminate except (i) as to claims which are asserted by third parties prior to such date and notice of which shall have been given by RMLP to Semele and BSLF prior to such date; and (ii) the representations and warranties set forth in Sections 4.8 and 4.11 which shall continue in full force and effect until the fifth anniversary of the Closing Date.
(b) Notwithstanding the foregoing, (i) any cause of action based on fraud may be brought at any time until the expiration of the relevant statute of limitations, and (ii) any representation or warranty in respect of which indemnity may be sought shall survive the time at which it would otherwise terminate if written notice of the incorrectness or breach reciting the alleged cause of such incorrectness or breach and the Loss occasioned by such incorrectness or breach with reasonable particularity shall have been given to the party against whom such indemnity may be sought prior to such time.
8.2 SURVIVAL OF COVENANTS. All covenants made in this Agreement which by their terms are to be performed after the Closing shall survive the Closing until they are performed.
ARTICLE  NINE

INDEMNIFICATION
9.1 GENERAL INDEMNIFICATION BY SEMELE AND BSLF. Semele and BSLF shall jointly and severally indemnify and hold the RMLP Indemnified Parties harmless against all Losses related to any breach of the representations and warranties contained in Sections 4.1, 4.2, 4.3, 4.4, 4.8 and 4.11.
9.2     SPECIFIC  PROVISIONS  RELATING  TO  INDEMNIFICATION.
(a) Neither Semele nor BSLF shall have any obligation to indemnify RMLP for any voluntary assessment or remedial actions related to environmental matters for properties or operations that are the subject of this Agreement; and Semele and BSLF shall have no obligation to indemnify RMLP for any action related to environmental matters for such properties or operations that are the result of voluntary (as compared to required) actions by RMLP with respect to environmental matters, including notifications reports, examinations inspections, studies, testing or inquiries by RMLP; provided, however, that with
                                                    --------  -------
     the sole exception of the foregoing, Semele and BSLF shall indemnify and hold the RMLP Indemnified Parties harmless against any and all Losses arising out of any environmental liability relating in any way to the Malibu Property which was known to Semele or the Limited Partnership, or which was being investigated by a governmental authority, on or before the Closing Date, including without limitation any such environmental liability or potential liability described on the Schedules hereto, notwithstanding its inclusion thereon; and
(b) All amounts to be paid to a RMLP Indemnified Party pursuant to a claim for indemnification under this Agreement shall be reduced directly by the amount of insurance proceeds paid to such RMLP Indemnified Party in connection with the circumstances giving rise to the indemnification. All such determinations shall be computed after giving effect to the present value of any tax benefit arising in favor of the RMLP Indemnified Party.
9.3 DELIVERY OF CLAIMS NOTICE. Promptly after any RMLP Indemnified Party becomes aware of Indemnity Claims such RMLP Indemnified Party shall deliver to Semele and BSLF, in the manner specified in this Agreement, a Claims Notice.
9.4     OPPORTUNITY  TO  DEFEND.
(a) The RMLP Indemnified Parties shall give Semele and BSLF prompt written notice of claims, assertions, events or proceedings by or in respect of a third party, as to which it may request indemnification hereunder as soon as is practicable and in any event within thirty (30) days of the time that the RMLP Indemnified Parties learns of such claims, assertions, events or proceedings; provided, however, that the failure to so notify Semele and BSLF shall not
  ------   -------
affect  rights to indemnification hereunder except to the extent that Semele and
  ---
BSLF are actually prejudiced by such failure. Semele and BSLF shall have the right to direct, through counsel of their own choosing, the defense or settlement of any such claim or proceeding at their own expense. If Semele and BSLF elect to assume the defense of any such claim or proceeding, Semele and BSLF shall provide the RMLP Indemnified Parties with prompt notice of such assumption and the RMLP Indemnified Parties may participate in such defense, but in such case the expenses of the RMLP Indemnified Parties shall be paid by the RMLP Indemnified Parties. The RMLP Indemnified Parties shall provide Semele and BSLF with reasonable access to their records and personnel relating to any such claim, assertion, event or proceeding during normal business hours and shall otherwise cooperate with Semele in the defense or settlement thereof, and Semele and BSLF shall reimburse the RMLP Indemnified Parties for all of their reasonable out-of-pocket expenses in connection therewith. If Semele and BSLF elect to direct the defense of any such claim or proceeding, the RMLP Indemnified Parties shall not pay, or permit to be paid, any part of any claim or demand arising from such asserted liability, unless Semele and BSLF consent in writing to such payment or unless Semele and BSLF, subject to the Section 9.4(c) hereof, withdraw from the defense of such asserted liability, or unless a final judgment from which no appeal may be taken by or on behalf of Semele and BSLF is entered against any RMLP Indemnified Party for such liability. If any RMLP Indemnified Party assumes the defense of any such claim or proceeding pursuant to this Section 9.4 and proposes to settle such claim or proceeding prior to final judgment thereon or to forego appeal with respect thereto, then such RMLP Indemnified Party shall give Semele and BSLF written notice thereof, and Semele and BSLF shall have the right to participate in the settlement or assume or reassume the defense of such claim or proceeding on appeal.
(b) Notwithstanding the foregoing, neither Semele nor BSLF shall be entitled to assume control or defense of a claim or proceeding (unless otherwise agreed to in writing by RMLP) and shall pay the reasonable fees and expenses of counsel retained by the RMLP Indemnified Parties if (i) the claim or proceeding relates to or arises in connection with any criminal or quasi-criminal proceeding, action, indictment, allegation or investigation; (ii) RMLP reasonably believes an adverse determination with respect to the claim or proceeding would be materially detrimental to or materially injure RMLP's reputation or the future business prospects of the Limited Partnership; (iii) the claim or proceeding seeks an injunction or equitable relief against any RMLP Indemnified Party or, the Limited Partnership; (iv) RMLP has been advised by counsel that a reasonable likelihood exists of a conflict of interest between the RMLP Indemnified Parties and the Limited Partnership on the one hand and Semele on the other as to the claim or proceeding in question (but not due to the fact that indemnification may be required hereunder); or (v) upon written request by RMLP if Semele and BSLF have failed or are failing to vigorously prosecute or defend the claim or proceeding. The RMLP Indemnified Parties shall cooperate with all reasonable requests made by Semele and BSLF relating to the compromise of, or defense against, such claim or proceeding and shall make available to Semele and BSLF any books, records, other documents or personnel within its control that are necessary or appropriate for such defense.
(c) If Semele and BSLF elect to assume control of such claim or proceeding, it shall conduct such claim or proceeding in a manner reasonably satisfactory and effective to protect the RMLP Indemnified Parties fully; no compromise or settlement shall be agreed or made without RMLP's written consent which shall not be unreasonably withheld or delayed. In any case, the RMLP Indemnified Parties shall have the right to employ their own counsel and such counsel may participate in such action, but the fees and expenses of such counsel shall be at the expense of the RMLP Indemnified Parties unless RMLP shall have reasonably concluded that any of the provisions of Section 9.4(b) above are applicable. If a firm written offer is made to settle any claim against a RMLP Indemnified Party and Semele and BSLF propose to accept such settlement and RMLP refuses to consent to such settlement, then (i) Semele and BSLF shall be excused from, and RMLP shall be solely responsible for all further defense of such claim, demand, action or proceeding; (ii) the maximum liability of Semele and BSLF shall be the amount of the proposed settlement if the amount thereafter recovered from RMLP is greater than the amount of the proposed settlement, and (iii) RMLP shall pay all attorneys' fees, costs and expenses incurred after the rejection by RMLP of Semele's and BSLF's offer to settle.
(d) If Semele and BSLF do not elect to assume the claim or proceeding in a manner reasonably satisfactory to protect the RMLP Indemnified Parties fully, the RMLP Indemnified Parties may engage independent counsel selected by RMLP to assume the defense and may contest, pay, settle or compromise any such claim on such terms and conditions as RMLP may determine. The fees and disbursements of such counsel shall constitute amounts for which indemnification shall be made hereunder.
9.5 TIME PERIOD FOR ASSERTING INDEMNIFICATION. A claim for indemnification pursuant to this Article must be asserted by delivery of a Claims Notice within the following periods:
(a) With respect to claims based on a breach of any representation or warranty of Semele or BSLF contained herein, within the survival period for the specific representation or warranty as determined pursuant to Article 8.
(b) With respect to claims based upon the nonfulfillment of any covenant or failure to perform any undertaking contained in this Agreement, on or prior to the later of (i) two (2) years after the latest date on which fulfillment of the covenant is required hereunder or (ii) the expiration of such longer period, if any, as may be specified in this Agreement with respect to any covenant or undertaking.
(c) With respect to any other claims, within two (2) years following the Closing Date.
ARTICLE  TEN

TERMINATION  OF  AGREEMENT  PRIOR  TO  CLOSING  DATE
10.1 TERMINATION BY EITHER SEMELE AND BSLF OR RMLP. This Agreement may be terminated by Semele and BSLF or RMLP if any party or government agency shall institute any proceeding seeking to enjoin or prevent consummation of the transactions contemplated hereby or seeking any material amount of damages as a result thereof.
10.2 TERMINATION BY SEMELE. This Agreement may be terminated by Semele and BSLF if:
(a) a material default shall be made by (i) RMLP with respect to the due and timely performance of any of the covenants and agreements contained herein which is applicable to it, or (ii) RMLP with respect to due compliance with any of the representations and warranties made by it herein, and such default shall not have been cured within fifteen (15) days after delivery of notice specifying particularly such default; provided, however, that if such default shall have
                              --------  -------
been cured, but such fifteen-day period shall not have expired, on or prior to the Closing Date, the Closing Date shall be extended accordingly; or
(b) all of the conditions set forth in Section 7.2 of this Agreement shall not have been satisfied on or before the Closing Date or waived by Semele and BSLF on or before such date.
10.3     TERMINATION  BY  RMLP.  This  Agreement  may  be terminated by RMLP if:
(a) a material default shall be made by Semele or BSLF with respect to the due and timely performance of any of its covenants and agreements contained herein, or with respect to due compliance with any of Semele's and BSLF's Representations and Warranties contained herein, and such default shall not have been cured within fifteen (15) days after delivery of notice specifying particularly such default; provided, however, that if such default shall have
                              --------  -------
been cured, but such fifteen-day period shall not have expired, on or prior to the Closing Date, the Closing Date shall be extended accordingly;
(b) all of the conditions set forth in Section 7.1 of this Agreement shall not have been satisfied by the Closing Date in all material respects, or waived by RMLP on or before such date; or
(c)     a  Material  Adverse  Effect  has  occurred.
10.4 EFFECT OF TERMINATION. Upon any termination of this Agreement pursuant to this Article Ten, none of Semele, BSLF or RMLP shall have any liability one  to  the  other; provided, however, that the foregoing shall not relieve any
                     --------  -------
party of liability for any breach of its obligations hereunder. Notwithstanding the foregoing provisions of this Article Ten, no party hereto shall be entitled to exercise any right to terminate and abandon this Agreement if such party has willfully and intentionally defaulted under any provision of this Agreement or willfully and intentionally taken any action which resulted in the nonfulfillment of any condition to Closing hereunder unless such default shall have been cured and shall not be continuing at the time of the exercise of such right.
ARTICLE  ELEVEN

MISCELLANEOUS
11.1 AMENDMENT OR WAIVER. Any party to this Agreement may waive or modify in writing any term or provision hereof existing for its benefit at any time. No such waiver, and no amendment of this Agreement, shall be effective unless contained in an instrument in writing signed by the party against whom such waiver or amendment is sought to be enforced.
11.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the [STATE OF DELAWARE] without regard to choice of law principles which would require the application of the law of any other jurisdiction.
11.3 FURTHER ASSURANCES. The parties agree that after the Closing Date, upon the request of the other party, they will from time to time execute and deliver all such instruments and documents of further assurances as shall be necessary to effectuate the transactions contemplated in this Agreement.
11.4     FINDERS.
(a) Semele and BSLF represent and warrant that neither they nor the Limited Partnership nor anyone acting on their behalf or on behalf of the Limited Partnership has made any commitment or done any other act which might result in the imposition of any liability on RMLP, the Limited Partnership for any brokerage, finder's or similar fee or commission in connection with the transactions contemplated by this Agreement.
(b) RMLP represents and warrants that neither it nor anyone acting on its behalf has made any commitment or done any other act which might result in the imposition of any liability on Semele or BSLF for any brokerage, finder's or similar fee or commission in connection with the transactions contemplated by this Agreement.
11.5 NOTICES. Any and all notices and other communications hereunder shall be in writing addressed to the parties at the addresses specified below or such other addresses as either party may direct by notice given in accordance with this section, and shall be delivered in one of the following manners: (i) by personal delivery, in which case notice shall be deemed to have been duly given when delivered; (ii) by certified mail, return receipt requested, with postage prepaid, in which case notice shall be deemed to have been duly given on the date indicated on the return receipt; (iii) by reputable delivery service (including by way of example and not limitation FedEx, UPS and DHL) which makes a record of the date and time of delivery, in which case notice shall be deemed to have been duly given on the date indicated on the delivery service's record of delivery; or (iv) by fax transmission during regular business hours to the fax numbers given below, with confirmation of good receipt and confirmed by letter to the addresses set forth below, in which case notice shall be deemed to have been duly given on the date indicated in the confirmation of fax transmission:
If  to  RMLP,  to:
RMLP  Inc.
200  Nyala  Farms
Westport,  CT  06880
Attention:
Fax:  203-341-9988

With  copies  to:
Nixon  Peabody  LLP
101  Federal  Street
Boston,  MA  02110
Fax:  617-345-1300
Attention:  Alexander  J.  Jordan,  Jr.,  Esq.

If  to  Semele,  BSLF  or  the  Limited  Partnership,  to:

Semele  Group,  Inc.
200  Nyala  Farms
Westport,  CT  06880
Attention:
Fax:  203-341-9988

With  copies  to:
Shefsky  &  Froelich  Ltd.
444  North  Michigan  Avenue
Chicago,  IL  60611
Attention:
Fax:  312-527-5921

11.6 NON-APPLICATION OF WITHHOLDING UNDER TREASURY REGULATION 1.1445-2. Semele and BSLF hereby certify under penalties of perjury, and verifies as true, that: (i) neither Semele nor BSLF is a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and Income Tax Regulations) for purposes of U.S. income taxation; (ii) Semele's and BSLF's U.S. taxpayer identification number (social security number or employer identification number) is shown on Annex A;
                                                                        -------
and (iii) Semele's and BSLF's business address is set forth in Section 11.5 hereof. Semele and BSLF understands that this certification may be disclosed to the Internal Revenue Service by RMLP and that any false statement could be punished by fine, imprisonment, or both.
11.7 ARTICLE, SECTION AND PARAGRAPH HEADINGS. The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
11.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
11.9 SUCCESSORS AND ASSIGNS. The respective rights and obligations of the parties hereto shall not be assignable without the prior written consent of the other parties, except that RMLP may assign its rights and obligations hereunder to any wholly-owned Affiliate of RMLP. This Agreement shall be binding upon and inure to the benefit of the heirs, distributees, successors and assigns of the parties hereto. Nothing herein contained is intended to confer upon any person, other than the parties hereto and their respective permitted successors, assigns and nominees, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
11.10 EXPENSES. Except as otherwise expressly provided herein, Semele, BSLF and RMLP will pay all of their own expenses (including attorneys' and accountants' fees) in connection with the negotiation of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not).
11.11 ENTIRE AGREEMENT. This Agreement, including the Exhibits and Annexes hereto and the Schedules referred to herein, constitutes the entire agreement between the parties hereto and supersedes all prior agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied, with respect to the subject matter hereof. None of the parties hereto shall be bound by or charged with any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings not specifically set forth in this Agreement and the Schedules, Exhibits and Annexes or in the schedules, documents and instruments to be delivered on or before the Closing Date pursuant to this Agreement. The parties hereto further acknowledge and agree that, in entering into this Agreement and in delivering the schedules, documents and instruments to be delivered on or before the Closing Date they have not in any way relied, and will not in any way rely, upon any oral or written agreements, representations, warranties, statements, promises, information, arrangements or understandings, express or implied, not specifically set forth in this Agreement or in such schedules, documents or instruments.
                  [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY.]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.
RMLP  INC.     BMIF/BSLF  II  RANCHO  MALIBU  LIMITED
     PARTNERSHIP
By:                                   By:     BSLF  II  RANCHO  MALIBU  CORP.,
     its  General  Partner
Print  Name:                                   By:
Its:                                        Print  Name:
     Its:



SEMELE  GROUP  INC.     BSLF  II  RANCHO  MALIBU  CORP.

By:  _________________________________          By:
________________________________
Print  Name:  __________________________          Print  Name:
_________________________
Its:  _________________________________          Its:
________________________________

                                     ANNEX A

                              PERCENTAGE INTERESTS

NAME,  ADDRESS  AND  TAXPAYER  IDENTIFICATION  NUMBER
------------------------------------------------------
                                 PERCENTAGE  INTEREST
                                 --------------------
BSLF  II  Rancho  Malibu  Corp.         73.95%
                                        ------
Semele  Group  Inc.
200  Nyala  Farms
Westport,  CT  06880                    1.05%
                                        -----

C&D  IT  LLC                            25.00%
                                        ------

                                                                         ANNEX B
                                  C & D IT LLC

                      OPERATING AND JOINT VENTURE AGREEMENT
                      -------------------------------------

     This Operating and Joint Venture Agreement (this "Agreement") of C & D IT LLC (the "Company") is made as of March 1, 2002, by and between the persons identified as the Members on Schedule A attached hereto (such persons and their
                              ----------
respective successors in office or in interest being hereinafter referred to individually as a "Member" or collectively as the "Members").

     WHEREAS, the Managing Trustee of AFG Investment Trust C and AFG Investment Trust D has determined that a joint investment by the trusts through a joint venture entity in BMIF/BSLF II Rancho Malibu Limited Partnership would be in the best interest of the respective trusts;

     WHEREAS, the Members of the Company desire that PLM International, Incorporated, a jointly-owned, indirect subsidiary of the Members, through a to-be-organized subsidiary (the "Acquisition Sub") enter into a contribution agreement with Semele Group, Inc. ("Semele") and the Acquisition Sub, BSLF II Rancho Malibu Corp. ("BSLF") by which the Acquisition Sub will contribute consideration to Semele in exchange for all of Semele's limited partnership interest in BMIF/BSLF II Rancho Malibu Limited Partnership ("RM Limited Partnership") and all of the capital stock of BSLF, the general Partner of RM Limited Partnership (the "RMLP Closing");

     WHEREAS, the Members of the Company will obtain the approval of their respective beneficiaries to said contribution through the solicitation of consents and such solicitations will take several months to accomplish and may not be successful;

     WHEREAS, Semele will not defer taking other action with respect to its interests in RM Limited Partnership without a $2 million financial commitment from the Members during the period of time before the Members receive the consents of their respective beneficiaries;

     WHEREAS, the Members have determined to contribute $1 million each to the Company;

     WHEREAS, the Members have directed the Company to contribute $2 million to RM Limited Partnership in exchange for a general partnership interest in RM Limited Partnership that (a) gives the Company rights as a co-managing general partner, and (b) is subject to a "claw back" right that requires the refund of said $2 million contribution in the event that (i) said consents of the Members' beneficiaries are not obtained by the deadline for such consents, or (ii) the RMLP Closing has not occurred within 45 days after the date the forms of consents must be received by the Members, which claw back right shall be secured by the pledge of a security interest by Semele of all of its capital stock in BSLF, its limited partnership interest in RM Limited Partnership and all of the assets of RM Limited Partnership;

                                       B-1

     WHEREAS, the Company was formed as a limited liability company under the Delaware Limited Liability Company Act (as amended from time to time, the "Act") pursuant to the Certificate of Formation of the Company dated March 1, 2002 (the "Certificate of Formation");

     WHEREAS, the Members desire to engage in a joint venture which will act as a co-managing general partner of RM Limited Partnership;

     WHEREAS, the Members will actively manage the joint venture and will act as the initial Managers of the Company (each Member in its capacity as Manager referred to herein as a "Manager" and, collectively, the "Managers"), although the Members intend to reserve the right in the future to appoint Managers who are not Members; and

     WHEREAS, the Members wish to set out fully their respective rights, obligations and duties regarding the Company, its assets and liabilities and the joint venture;

     NOW, THEREFORE, in consideration of the mutual covenants expressed herein, the parties hereby agree as follows:

                                    ARTICLE I
                             Organization and Powers

1.1.     Organization.  The  Company  has  been  formed  by  the  filing  of its
         ------------
Certificate of Formation (as amended from time to time, the "Certificate" or the "Certificate of Formation") with the Delaware Secretary of State pursuant to the Act. The Certificate of Formation may be restated by the Managers as provided in the Act or amended by the Managers to change the address of the office of the Company in Delaware and the name and address of its resident agent in Delaware or to make corrections required by the Act. Other additions to or amendments of the Certificate of Formation shall be authorized by the Members as provided in
Section  10.4.

1.2.     Purposes and Powers.  The Company shall have authority to engage in any
         -------------------
lawful business, trade, purpose or activity permitted by the Act, and it shall possess and may exercise all of the powers and privileges granted by the Act and any powers incidental thereto, so far as such powers and privileges are necessary or convenient to the conduct, promotion or attainment of the business, purposes or activities of the Company, including without limitation the following powers:

(a) to conduct its business and operations in any state, territory or possession of the United States or in any foreign country or jurisdiction;

(b) to purchase, receive, take, lease or otherwise acquire, own, hold, improve, maintain, use or otherwise deal in and with, sell, convey, lease, exchange, transfer or otherwise dispose of, mortgage, pledge, encumber or create a security interest in all or any of its real or personal property, or any interest therein, wherever situated;

(c) to borrow or lend money or obtain or extend credit and other financial accommodations, to invest and reinvest its funds in any type of security or obligation of or interest in any public, private or governmental entity, and to give and receive interests in real and personal property as security for the payment of funds so borrowed, loaned or invested;

(d) to make contracts, including contracts of insurance, incur liabilities and give guaranties, whether or not such guaranties are in furtherance of the business and purposes of the Company, including without limitation guaranties of obligations of other persons who are interested in the Company or in whom the Company has an interest;

(e) to appoint one or more Managers of the Company, to employ officers, employees, agents and other persons, to fix the compensation and define the duties and obligations of such personnel, to establish and carry out retirement, incentive and benefit plans for such personnel and to indemnify such personnel to the extent permitted by this Agreement and the Act;

(f) to make donations irrespective of benefit to the Company for the public welfare or for community, charitable, religious, educational, scientific, civic or similar purposes;

(g) to institute, prosecute and defend any legal action or arbitration proceeding involving the Company, and to pay, adjust, compromise, settle or refer to arbitration any claim by or against the Company or any of its assets; and

(h) to be a partner in one or more partnerships or a member or manager in one or more limited liability companies.

Notwithstanding the foregoing, however, the Company shall not have the authority to engage in any business, trade, purpose or activity or exercise any power or privilege that (i) exceeds the authority, rights, privileges or powers conferred to any Member in such Member's charter documents, or (ii) contravenes or conflicts with the charter documents of any Member.

1.3.     Principal  Place  of  Business.  The  principal  office  and  place  of
         ------------------------------
business of the Company shall initially be 200 Nyala Farms, Westport, CT 06880. The Members may change the principal office or place of business of the Company at any time and may cause the Company to establish other offices or places of business.

1.4.     Fiscal  Year.  The  fiscal year of the Company shall end on December 31
         ------------
in  each  year.

1.5.     Qualification  in  Other  Jurisdictions.  The  Managers shall cause the
         ---------------------------------------
Company to be qualified or registered under applicable laws of any jurisdiction in which the Company transacts business and shall be authorized to execute, deliver and file any certificates and documents necessary to effect such qualification or registration, including without limitation the appointment of agents for service of process in such jurisdictions.


                                   ARTICLE II
                                     Members

2.1.     Members.  The  initial Members of the Company and their addresses shall
         -------
be  listed on Schedule A and such Schedule shall be amended from time to time by
              ----------
the Managers to reflect the withdrawal of Members or the admission of new or additional Members pursuant to this Agreement. Schedule A shall set forth the
                                                  ----------
percentage interest which each Member holds in the profits and losses of the Company (the "Membership Interests"). The Members shall constitute a single class or group of Members of the Company for all purposes of the Act, unless otherwise expressly provided herein. The Managers shall notify the Members of changes in Schedule A, which shall constitute the record list of the Members for
           ----------
all  purposes  of  this  Agreement.

2.2.     Admission  of  New  Members.  Additional persons may be admitted to the
         ---------------------------
Company as Members and may participate in the profits, losses, distributions, allocations and capital contributions of the Company upon such terms as are established by the Managers, which may include the establishment of classes or groups of one or more Members having different relative rights, powers and duties, or the right to vote as a separate class or group on specified matters, by amendment of this Agreement under Section 10.4. Existing Members shall have no preemptive or similar right to subscribe to the purchase of new membership interests in the Company.

2.3.     Meetings  of  Members.
         ---------------------

(a) Meetings of Members may be called for any proper purpose at any time by the Managers or by any Member. The Managers or the Members calling the meeting shall determine the date, time and place of each meeting of Members, and written notice thereof shall be given by the Managers to each Member not less than seven
(7) days nor more than sixty (60) days prior to the date of the meeting. Notice shall be sent to Members of record on the date when the meeting is called. The business of each meeting of Members shall be limited to the purposes described in the notice. A written waiver of notice, executed before or after a meeting by a Member or its authorized attorney and delivered to the Managers, shall be deemed equivalent to notice of the meeting.

(b) All Members must be present for the transaction of any business at a meeting of Members. Members may attend a meeting in person or by proxy. Members may also participate in a meeting by means of conference telephone or similar communications equipment that permits all Members present to hear each other. If less than all of the Members are present, the meeting may be adjourned by the chairman to a later date, time and place, and the meeting may be held as adjourned without further notice. When an adjourned meeting is reconvened, any business may be transacted that might have been transacted at the original meeting.

(c) A chairman selected by the Managers shall preside at all meetings of the Members unless the Members elect a Member to act as a chairman of the meeting. The chairman shall determine the order of business and the procedures to be followed at each meeting of Members.

2.4.     Action  Without  a  Meeting.  There  is no requirement that the Members
         ---------------------------
hold a meeting in order to take action on any matter. Any action required or permitted to be taken by the Members may be taken without a meeting if one or more written consents to such action shall be signed by Members holding all of the Membership Interests in the Company. Such written consents shall be delivered to the Managers at the principal office of the Company and unless otherwise specified shall be effective on the date when the first consent is so delivered. The Managers shall give prompt notice to all Members who did not consent to any action taken by written consent of Members without a meeting.

2.5.     Voting  Rights.  All  actions,  approvals  and  consents to be taken or
         --------------
given by the Members under the Act, this Agreement or otherwise shall require the affirmative vote or written consent of all Members.

2.6.     Limitation  of  Liability  of Members.  Except as otherwise provided in
         -------------------------------------
the Act, no Member of the Company shall be obligated personally for any debt, obligation or liability of the Company or of any other Member, whether arising in contract, tort or otherwise, solely by reason of being a Member of the Company. Except as otherwise provided in the Act, by law or expressly in this Agreement, no Member shall have any fiduciary or other duty to another Member with respect to the business and affairs of the Company, and no Member shall be liable to the Company or any other Member for acting in good faith reliance upon the provisions of this Agreement. Subject to Section 7.2, no Member shall have any responsibility to restore any negative balance in its Capital Account (as defined in Section 6.1) or to contribute to or in respect of the liabilities or obligations of the Company or return distributions made by the Company except as required by the Act or other applicable law; provided, however, that Members are
                                             --------  -------
responsible for their failure to make required Contributions under Section 6.2. The failure of the Company to observe any formalities or requirements relating to the exercise of its powers or the management of its business or affairs under this Agreement or the Act shall not be grounds for making its Members or Managers responsible for the liabilities of the Company.

2.7.     Authority.  Unless  specifically  authorized by the Managers, no Member
         ---------
that is not a Manager shall be an agent of the Company or have any right, power or authority to act for or to bind the Company or to undertake or assume any obligation or responsibility of the Company or of any other Member.

2.8.     No  Right  to  Withdraw; No Appraisal Rights.  No Member shall have any
         --------------------------------------------
right to resign or withdraw from the Company without the consent of the other Members or to receive any distribution or the repayment of its capital contribution except as provided in Section 7.2 and Article IX upon dissolution and liquidation of the Company. No Member shall have any right to have the fair value of its Membership Interest in the Company appraised and paid out upon the resignation or withdrawal of such Member or any other circumstances.

2.9.     Rights  to  Information.  Members  shall have the right to receive from
         -----------------------
the Managers upon request a copy of the Certificate and of this Agreement, as amended from time to time, and such other information regarding the Company as is required by the Act, subject to reasonable conditions and standards established by the Managers, as permitted by the Act, which may include without limitation withholding or restricting the use of confidential information.


                                   ARTICLE III
                                   Management
                                   ----------

3.1.     Managers.  The  Members  shall  be  the initial Managers of the Company
         --------
hereunder.  The  names and addresses of the Managers shall be listed on Schedule
                                                                        --------
A which shall be amended from time to time by the Managers to reflect the resignation or removal of Managers or the appointment of new or additional Managers pursuant to this Agreement.

3.2.     Qualification.  Each  Manager  shall  actively  devote such time to the
         -------------
business and affairs of the Company as is reasonably necessary for the performance of such Manager's duties, but shall not be required to devote exclusive efforts to the performance of such duties and may delegate its responsibilities as provided in Section 3.3. A Manager need not be a Member.

3.3.     Powers  and  Duties  of  the Managers.  The business and affairs of the
         -------------------------------------
Company shall be managed under the direction of the Managers, who shall have and may exercise on behalf of the Company all of its rights, powers, duties and responsibilities under Section 1.2 or as provided by law, including without limitation the right and authority:

(a) to manage the business and affairs of the Company and for this purpose to employ, retain or appoint any officers, employees, consultants, agents, brokers, professionals or other persons in any capacity for such compensation and on such terms as the Managers deem necessary or desirable and to delegate to such persons such of their duties and responsibilities as the Managers shall determine;

(b) to enter into, execute, deliver, acknowledge, make, modify, supplement or amend any documents or instruments in the name of the Company;

(c) to borrow money or otherwise obtain credit and other financial accommodations on behalf of the Company on a secured or unsecured basis as provided in Section 1.2(c), and to perform or cause to be performed all of the Company's obligations in respect of its indebtedness and any mortgage, lien or security interest securing such indebtedness; and

(d) to make elections and prepare and file returns regarding any federal, state or local tax obligations of the Company.

Unless otherwise provided in this Agreement, any action taken by a Manager, and the signature of a Manager on any agreement, contract, instrument or other document on behalf of the Company, shall be sufficient to bind the Company and shall conclusively evidence the authority of that Manager and the Company with respect thereto.

3.4.     Tax  Matters  Partner.  The  Members  shall  serve  as the "Tax Matters
         ---------------------
Partners" of the Company for purposes of Section 6231(a)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), with power to manage and represent the Company in any administrative proceeding of the Internal Revenue Service.

3.5.     Reliance  by  Third  Parties.  Any person dealing with the Company, the
         ----------------------------
Managers  or  any Member may rely upon a certificate signed by any Manager as to
(i) the identity of any Manager or Member; (ii) any factual matters relevant to the affairs of the Company; (iii) the persons who are authorized to execute and deliver any document on behalf of the Company; or (iv) any action taken or omitted to be taken by the Company, the Managers or any Member.

3.6.     Resignation  and  Removal.  Any  Manager may resign upon at least sixty
         -------------------------
(60) days' notice to the Members and the other Managers (unless notice is waived by them). Any Manager may be removed at any time with or without cause by the Members.

3.7.     Meetings  and  Action  of Managers.  Unless otherwise determined by the
         ----------------------------------
Members or Managers, all action to be taken by the Managers shall be taken by majority vote or written consent of a majority of the Managers then in office. There is no requirement that the Managers hold a meeting in order to take action on any matter. Meetings of the Managers may be called by any Manager. If action is to be taken at a meeting of the Managers, notice of the time, date and place of the meeting shall be given to each Manager by an officer or the Manager calling the meeting by personal delivery, telephone or fax sent to the business or home address of each Manager at least twenty-four (24) hours in advance of the meeting, or by written notice mailed to each Manager at either such address at least seventy-two (72) hours in advance of the meeting; however, no notice need be given to a Manager who waives notice before or after the meeting, or who attends the meeting without protesting at or before its commencement the inadequacy of notice to him or her. Managers may also attend a meeting in person or by proxy, and they may also participate in a meeting by means of conference telephone or similar communications equipment that permits all Managers present to hear each other. A chairman selected by the Managers shall preside at all meetings of the Managers. The chairman shall determine the order of business and the procedures to be followed at each meeting of the Managers.

3.8.     Compensation.  Each  Manager  may  receive  such  compensation  for his
         ------------
services and benefits as may be approved from time to time by the Members. In addition, the Managers shall be entitled to reimbursement for out-of-pocket expenses incurred by them in connection with the performance of their duties for the Company.

3.9.     Limitation  of  Liability  of  Manager.  No  Manager shall be obligated
         --------------------------------------
personally for any debt, obligation or liability of the Company or of any Member, whether arising in contract, tort or otherwise, solely by reason of being or acting as Manager of the Company. No Manager shall be personally liable to the Company or to its Members for breach of any fiduciary or other duty that does not involve (i) a breach of the duty of loyalty to the Company or its Members, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; or (iii) a transaction from which the Manager derived an improper personal benefit.


                                   ARTICLE IV
                                 Indemnification
                                 ---------------

4.1.     Definitions.  For  purposes  of  this  Article  IV:
         -----------

(a) "Manager" includes (i) a person serving as a Manager of the Company or in a similar executive capacity appointed by the Managers and exercising rights and duties delegated by the Managers, (ii) a person serving at the request of the Company as a director, Manager, officer, employee or other agent of another organization, and (iii) any person who formerly served in any of the foregoing capacities;

(b) "expenses" means all expenses, including attorneys' fees and disbursements, actually and reasonably incurred in defense of a proceeding or in seeking indemnification under this Article, and except for proceedings by or in the right of the Company or alleging that a Manager received an improper personal benefit, any judgments, awards, fines, penalties and reasonable amounts paid in settlement of a proceeding; and

(c) "proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and any claim which could be the subject of a proceeding.

4.2.     Right  to Indemnification.  Except as limited by law and subject to the
         -------------------------
provisions of this Article, the Company shall indemnify each of its Managers against all expenses incurred by them in connection with any proceeding in which a Manager is involved as a result of serving in such capacity, except that no indemnification shall be provided for a Manager regarding any matter as to which it shall be finally determined that such Manager did not act in good faith and in the reasonable belief that its action was in the best interests of the Company. Subject to the foregoing limitations, such indemnification may be provided by the Company with respect to a proceeding in which it is claimed that a Manager received an improper personal benefit by reason of its position, regardless of whether the claim arises out of the Manager's service in such capacity, except for matters as to which it is finally determined that an improper personal benefit was received by the Manager.

4.3.     Award  of Indemnification.  The determination of whether the Company is
         -------------------------
authorized to indemnify a Manager hereunder and any award of indemnification shall be made in each instance (a) by a majority of the Managers who are not parties to the proceeding in question, (b) by independent legal counsel appointed by the Managers or the Members or (c) by the holders of all of the Membership Interests of the Members who are not parties to the proceeding in question. The Company shall be obliged to pay indemnification applied for by a Manager unless there is an adverse determination (as provided above) within forty-five (45) days after the application. If indemnification is denied, the applicant may seek an independent determination of its right to indemnification by a court, and in such event, the Company shall have the burden of proving that the applicant was ineligible for indemnification under this Article. Notwithstanding the foregoing, in the case of a proceeding by or in the right of the Company in which a Manager is adjudged liable to the Company, indemnification hereunder shall be provided to such Manager only upon a determination by a court having jurisdiction that in view of all the circumstances of the case, such Manager is fairly and reasonably entitled to indemnification for such expenses as the court shall deem proper.

4.4.     Successful  Defense.  Notwithstanding  any  contrary provisions of this
         -------------------
Article, if a Manager has been wholly successful on the merits in the defense of any proceeding in which it was involved by reason of its position as Manager or as a result of serving in such capacity (including termination of investigative or other proceedings without a finding of fault on the part of the Manager), the Manager shall be indemnified by the Company against all expenses incurred by the Manager in connection therewith.

4.5.     Advance  Payments.  Except  as  limited  by law, expenses incurred by a
         -----------------
Manager in defending any proceeding, including a proceeding by or in the right of the Company, shall be paid by the Company to the Manager in advance of final disposition of the proceeding upon receipt of its written undertaking to repay such amount if the Manager is determined pursuant to this Article or adjudicated to be ineligible for indemnification, which undertaking shall be an unlimited general obligation but need not be secured and may be accepted without regard to the financial ability of the Manager to make repayment; provided, however, that
                                                         --------  -------
no such advance payment of expenses shall be made if it is determined pursuant to Section 4.3 of this Article on the basis of the circumstances known at the time (without further investigation) that the Manager is ineligible for indemnification.

4.6.     Insurance.  The  Company  shall  have  power  to  purchase and maintain
         ---------
insurance on behalf of any Manager, officer, agent or employee against any liability or cost incurred by such person in any such capacity or arising out of its status as such, whether or not the Company would have power to indemnify against such liability or cost.

4.7.     Heirs  and  Personal  Representatives.  The indemnification provided by
         -------------------------------------
this Article shall inure to the benefit of the heirs, personal representatives, successors and assigns of each Manager.

4.8.     Non-Exclusivity.  The provisions of this Article shall not be construed
         ---------------
to limit the power of the Company to indemnify its Managers, Members, officers, employees or agents to the full extent permitted by law or to enter into specific agreements, commitments or arrangements for indemnification permitted by law. The absence of any express provision for indemnification herein shall not limit any right of indemnification existing independently of this Article.

4.9.     Amendment.  The  provisions  of  this  Article  IV  may  be  amended or
         ---------
repealed  in  accordance with Section 10.5; provided, however, that no amendment
                                            --------  -------
or repeal of such provisions that adversely affects the rights of a Manager under this Article IV with respect to its acts or omissions at any time prior to such amendment or repeal shall apply to such Manager without its consent.


                                    ARTICLE V
                              Conflicts of Interest
                              ---------------------

5.1.     Transactions with Interested Persons.  Unless prohibited by the charter
         ------------------------------------
documents of any Member and unless entered into in bad faith, no contract or transaction between the Company and one or more of its Managers or Members, or between the Company and any other corporation, partnership, association or other organization in which one or more of its Managers or Members have a financial interest or are directors, partners, Managers or officers, shall be voidable solely for this reason or solely because such Manager or Member was present or participated in the authorization of such contract or transaction if:

(a) the material facts as to the relationship or interest of such Manager or Member and as to the contract or transaction were disclosed or known to the other Managers (if any) or Members and the contract or transaction was authorized by the disinterested Managers (if any) or Members; or

(b) the contract or transaction was fair to the Company as of the time it was authorized, approved or ratified by the disinterested Managers (if any) or Members;

and no Manager or Member interested in such contract or transaction, because of such interest, shall be considered to be in breach of this Agreement or liable to the Company, any Manager or Member, or any other person or organization for any loss or expense incurred by reason of such contract or transaction or shall be accountable for any gain or profit realized from such contract or transaction.


                                   ARTICLE VI
                       Capital Accounts and Contributions
                       ----------------------------------

6.1.     Capital  Accounts.
         -----------------

(a) There shall be established on the books of the Company a separate capital account (a "Capital Account") for each Member.

(b) The Capital Account of each Member (regardless of the time or manner in which such Member's interest was acquired) shall be maintained in accordance with the rules of Section 704(b) of the Internal Revenue Code of 1986, as amended, from time to time (the "Code"), and Treasury Regulation Section 1.704-1(b)(2)(iv). Adjustments shall be made to the Capital Accounts for distributions and allocations as required by the rules of Section 704(b) of the Code and the Treasury Regulations thereunder.

(c) If there is a transfer of all or a part of an interest in the Company by a Member, the Capital Account of the transferor that is attributable to the transferred interest shall carry over to the transferee of such Member.

(d) Subject to Section 7.2, notwithstanding any other provision contained herein to the contrary, no Member shall be required to restore any negative balance in its Capital Account.

6.2.     Contributions.  Each Member shall make the contributions to the capital
         -------------
of  the  Company  (herein  "Contributions")  specified  on  Schedule  A.  All
                                                            -----------
Contributions  shall be paid in cash unless otherwise specified on Schedule A or
                                                                   ----------
agreed  to  by  the  Members.  Except  as  set forth on Schedule A, no Member or
                                                        ----------
Manager shall be entitled or required to make any contribution to the capital of the Company unless approved by all Managers and Members; however, the Company may borrow from its Members as well as from banks or other lending institutions to finance its working capital or the acquisition of assets upon such terms and conditions as shall be approved by the Managers, and any such borrowing from Members shall not be considered Contributions or reflected in their Capital Accounts. The value of all non-cash Contributions made by Members shall be set forth on Schedule A. No Member shall be entitled to any interest or
           -----------
compensation with respect to its Contribution or any services rendered on behalf
         --
of the Company except as specifically provided in this Agreement or approved by the Managers. No Member shall have any liability for the repayment of the Contribution of any other Member and each Member shall look only to the assets of the Company for return of its Contribution.


                                   ARTICLE VII
                        Profits, Losses and Distributions
                        ---------------------------------

7.1.     Profits,  Losses  and  Distributions.
         ------------------------------------

(a) All profits and losses arising from the normal course of business operations or otherwise and all cash available for distribution from whatever source, commencing with the date of this Agreement, shall be allocated or distributed to the Members according to their Membership Interests.

(b) All profits and losses allocated to the Members shall be credited or charged, as the case may be, to their Capital Accounts. The terms "profits" and "losses" as used in this Agreement shall mean income and losses, and each item of income, gain, loss, deduction or credit entering into the computation thereof, as determined in accordance with the accounting methods followed by the Company and computed in a manner consistent with Treasury Regulation Section 1.704-1(b)(2)(iv). Profits and losses for Federal income tax purposes shall be allocated in the same manner as profits and losses for purposes of this Article VII, except as provided in Section 7.3(a).

7.2.     Distributions  Upon  Dissolution.
         --------------------------------

(a) Upon dissolution and termination, after payment of, or adequate provision for, the debts and obligations of the Company, the remaining assets of the Company (or the proceeds of sales or other dispositions in liquidation of the Company assets, as may be determined by the remaining or surviving Member(s)) shall be distributed to the Members in accordance with the positive balances in their Capital Accounts after taking into account all Capital Account adjustments for the Company taxable year. In the event that a Member has a negative balance in his Capital Account following the liquidation of the Company or his interest in the Company after taking into account all Capital Account adjustments for the Company taxable year in which the liquidation occurs, such Member shall pay to the Company in cash an amount equal to the deficit balance in the Capital Account of such Member.

(b) With respect to assets distributed in kind to the Members in liquidation or otherwise, (i) any unrealized appreciation or unrealized depreciation in the values of such assets shall be deemed to be profits and losses realized by the Company immediately prior to the liquidation or other distribution event; and
(ii) such profits and losses shall be allocated to the Members and credited or charged to their Capital Accounts, and any property so distributed shall be treated as a distribution of an amount in cash equal to the excess of such fair market value over the outstanding principal balance of and accrued interest on any debt by which the property is encumbered. For the purposes of this Section 7.2(b), "unrealized appreciation" or "unrealized depreciation" shall mean the difference between the fair market value of such assets, taking into account the fair market value of the associated financing but subject to Section 7701(g) of the Code, and the Company's basis in such assets as determined under Treasury Regulation Section 1.704-1(b). This Section 7.2(b) is merely intended to provide a rule for allocating unrealized gains and losses upon liquidation or other distribution event, and nothing contained in this Section 7.2(b) or elsewhere in this Agreement is intended to treat or cause such distributions to be treated as sales for value. The fair market value of such assets shall be determined by an appraiser to be selected by the Manager with the Consent of the Members.

7.3.     Special  Provisions.
         -------------------

Notwithstanding  the  foregoing  provisions  in  this  Article  VII:

(a) Income, gain, loss and deduction with respect to Company property which has a variation between its basis computed in accordance with Treasury Regulation Section 1.704-(b) and its basis computed for Federal income tax purposes shall be shared among Members so as to take account of the variation in a manner consistent with the principles of Section 704(c) of the Code and Treasury Regulation Section 1.704-3.

(b) Section 704 of the Code and the Treasury Regulations issued thereunder, including but not limited to the provisions of such regulations addressing qualified income offset provisions, minimum gain chargeback requirements and allocations of deductions attributable to nonrecourse debt and partner nonrecourse debt, are hereby incorporated by reference into this Agreement.

7.4.     Distribution  of  Assets  in  Kind.  No  Member shall have the right to
         ----------------------------------
require any distribution of any assets of the Company to be made in cash or in kind. If the Managers determine to distribute assets of the Company in kind, such assets shall be distributed on the basis of their fair market value as determined by the Managers. Any Member entitled to any interest in such assets shall, unless otherwise determined by the Managers, receive separate assets of the Company, and not an interest as tenant-in-common with other Members so entitled in each asset being distributed. Distributions in kind need not be made on a pro-rata basis but may be made on any basis which the Managers determine to be reasonable under the circumstances.


                                  ARTICLE VIII
                             Transfers of Interests
                             ----------------------

8.1.     Transfer  of a Member's Membership Interest.  Subject to the provisions
         -------------------------------------------
of this Article VIII, each Member may sell, assign, give, pledge, hypothecate, encumber or otherwise transfer, including, without limitation, any assignment or transfer by operation of law or by order of court, such Member's Membership Interest in the Company, with the consent of the other Members and the Managers (which may not be unreasonably withheld or delayed).

8.2.     Death,  Incompetence,  Dissolution of a Member.  If a Member dies, such
         ----------------------------------------------
Member's executor, administrator, or trustee, or, if he or she is adjudicated incompetent, such Member's guardian, or, if it is a corporation, trust, limited liability company or partnership and is dissolved, the liquidator, shall automatically become an assignee (the "Assignee") of the Membership Interest of the deceased, incompetent, or dissolved Member. The Assignee may receive distributions and shall have all the rights of a Member for the purpose of settling or managing such deceased or incompetent Member's estate, but shall not be a Member and shall not have the power to vote such Member's Membership Interest. The Assignee shall also have such power as the decedent, incompetent or dissolved entity possessed: (1) to assign all or any part of the Member's Membership Interest subject to Section 8.1; and (2) to satisfy conditions precedent to the assignment of the Membership Interest set forth in Section 8.1.

8.3.     Admission  of  Member;  Effect  of  Transfer.
         --------------------------------------------

(a) If the transferee of any Member is admitted as a Member or is already a Member, the Member transferring its Membership Interest shall be relieved of liability with respect to the transferred Membership Interest arising or accruing under this Agreement on or after the effective date of the transfer, unless the transferring Member (the "Transferring Member") affirmatively assumes such liability; provided, however, that the Transferring Member shall not be
                  --------   -------
relieved of any liability for prior distributions and unpaid contributions unless the transferee affirmatively assumes such liabilities.

(b) Any person who acquires in any manner a Membership Interest or any part thereof in the Company, whether or not such person has accepted and assumed in writing the terms and provisions of this Agreement or been admitted as a Member, shall be deemed by the acquisition of such Membership Interest to have agreed to be subject to and bound by all of the provisions of this Agreement with respect to such Membership Interest, including without limitation, the provisions hereof with respect to any subsequent transfer of such Membership Interest.

     8.4     Right  of First Refusal.  All or any part of a Member's Interest in
             -----------------------
the Company proposed to be transferred by a Member shall be subject to the right of first refusal contained in this Section 8.4:
     (a)     Notice  of  Proposed  Transfer.  The  Transferring Member, prior to
             ------------------------------
making any proposed transfer of all or any part of such Transferring Member's Membership Interest in the Company, shall first give written notice to the other Members of the proposed transfer and the terms of the proposed transfer (such notice being hereinafter referred to as the "First Offer Notice"). Such First Offer Notice shall constitute an offer by the Transferring Member to sell to the other Members all, but not less than all, of the Membership Interest in the Company that the Transferring Member proposes to transfer (the "Offered Interest") upon the terms and conditions set forth in the First Offer Notice. The last of the dates on which, pursuant to the provisions of Section 10.2, the First Offer Notice is deemed to be given to the Members is hereinafter referred to as the "Notice Date." Those non-transferring Members desiring to purchase all or a portion of the Offered Interest shall agree among themselves as to the portion of the Offered Interest to be purchased by each. In the absence of such an agreement, each non-transferring Member desiring to purchase all or a portion of the Offered Interest shall be entitled to purchase a portion of the Offered Interest in the same ratio as the percentage of Membership Interests held by such non-transferring Member holds relative to the collective percentage of Membership Interests held by all non-transferring Members desiring to purchase all or a portion of the Offered Interest.
     (b)     Notice  of  Acceptance.  The  non-transferring  Members  shall have
             ----------------------
sixty (60) days from the Notice Date to purchase the Offered Interest. Such election shall be exercised by the giving of notice of such exercise to the Transferring Member. No such exercise shall be valid unless said option to purchase has been exercised with respect to the entire Offered Interest.
(c)     Acceptance of Offer; Closing.  Upon the acceptance by all or some of the
        ----------------------------
non-transferring Members of the Transferring Member's offer, the transfer of the Offered Interest from the Transferring Member to the purchasing Member(s) (the "Purchasing Member(s)") shall be closed and consummated in the principal office of the Company, on or before 11:00 A.M. local time on the ninetieth (90th) day following the Notice Date (or, if such day is not a business day, the business day next following such day). At such closing, the Transferring Member shall execute and deliver all documents and instruments to the Purchasing Member(s) as are reasonably deemed appropriate by counsel to the Company to effectuate the transfer. The Purchasing Member(s) shall acquire the Offered Interest subject to the transfer restrictions of this Agreement as to further Transfers of all or any part of such Offered Interest.
(d)     Transfer  to  Third  Party; Later Transfer.  If the Members fail to give
        ------------------------------------------
timely notice of their desire to acquire the Offered Interest, then the Transferring Member shall be permitted to transfer all, but not less than all, of the Offered Interest; provided, however, that such transfer shall be made substantially in accordance with the terms of the proposed transfer as described in the First Offer Notice; and provided further that such transfer must be consummated prior to the one hundred eightieth (180th) day following the Notice Date; and provided further that such transfer shall comply with all the terms and conditions of this Article VIII. The transferee shall acquire the Offered Interest subject to all of the terms and previsions of this Agreement, including without limitation, the transfer restrictions and substitution provisions of this Article VIII. In the event the Transferring Member fails, prior to such date, to consummate such proposed transfer, then prior to any subsequent transfer of all or any part of the Transferring Member's Interest in the Company, the Transferring Member shall be required to give the Members Notice thereof, and the right of first refusal provisions described in this Section 8.4 shall again be exercisable with respect thereto.

                                   ARTICLE IX
                    Dissolution, Liquidation and Termination
                    ----------------------------------------

9.1.     Dissolution.  The Company shall dissolve and its affairs shall be wound
         -----------
up  upon  the  first  to  occur  of  the  following:

(a)     the  written  consent  of  the  Members;

(b) the entry of a decree of judicial dissolution under Section 18-802 of the Act; or

(c) the consolidation or merger of the Company in which it is not the resulting or surviving entity.

9.2.     Liquidation.  Upon  dissolution  of the Company, the Managers shall act
         -----------
as its liquidating trustees or the Managers may appoint one or more Managers or Members as liquidating trustee. The liquidating trustees shall proceed diligently to liquidate the Company and wind up its affairs and shall dispose of the assets of the Company as provided in Section 7.2 hereof. Until final distribution, the liquidating trustees may continue to operate the business and properties of the Company with all of the power and authority of the Managers. As promptly as possible after dissolution and again after final liquidation, the liquidating trustees shall cause an accounting by the accounting firm then serving the Company of the Company's assets, liabilities, operations and liquidating distributions to be given to the Members.

9.3.     Certificate  of  Cancellation.  Upon  completion of the distribution of
         -----------------------------
Company assets as provided herein, the Company shall be terminated, and the Managers (or such other person or persons as the Act may require or permit) shall file a Certificate of Cancellation with the Secretary of State of Delaware under the Act, cancel any other filings made pursuant to Sections 1.1 and 1.5 and take such other actions as may be necessary to terminate the existence of the Company.


                                    ARTICLE X
                               General Provisions
                               ------------------

10.1.     Offset.  Whenever  the  Company is obligated to make a distribution or
          ------
payment to any Member, any amounts that Member owes the Company may be deducted from said distribution or payment by the Managers.

10.2.     Notices.  Except  as  expressly  set  forth  to  the  contrary in this
          -------
Agreement, all notices, requests, or consents required or permitted to be given under this Agreement must be in writing and shall be deemed to have been properly given if sent by registered or certified mail, postage prepaid, by commercial overnight courier, by facsimile or if delivered in hand to Members at their addresses on Schedule A, or such other address as a Member may specify by
                    ----------
notice to the Managers and to the Company or the Managers at the address of the principal office of the Company specified in Section 1.3. Whenever any notice is required to be given by law, the Certificate or this Agreement, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

10.3.     Entire  Agreement;  Binding  Effect.  This  Agreement  constitutes the
          -----------------------------------
entire agreement of the Members and the Managers relating to the Company and supersedes all prior oral or written agreements or understandings with respect to the Company. This Agreement is binding on and inures to the benefit of the parties and their respective successors, permitted assigns and legal representatives.

10.4.     Amendment  or  Modification.  Except  as specifically provided herein,
          ---------------------------
this Agreement may be amended or modified from time to time only by a written instrument signed by all of the Members.

10.5.     Governing  Law; Severability.  This Agreement is governed by and shall
          ----------------------------
be construed in accordance with the law of the State of Delaware, exclusive of its conflict-of-laws principles. In the event of a conflict between the provisions of this Agreement and any provision of the Certificate or the Act, the applicable provision of this Agreement shall control, to the extent permitted by law. If any provision of this Agreement or the application thereof to any person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision shall be enforced to the fullest extent permitted by law.

10.6.     Further  Assurances.  In  connection  with  this  Agreement  and  the
          -------------------
transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions, as requested by the Managers.

10.7.     Waiver  of  Certain Rights.  [Each Member irrevocably waives any right
          --------------------------
it may have to maintain any action for dissolution of the Company or for partition of the property of the Company.] The failure of any Member to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Member's right to demand strict compliance herewith in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

10.8.     Third-Party  Beneficiaries.   The provisions of this Agreement are not
          --------------------------
intended to be for the benefit of any creditor or other person to whom any debts or obligations are owed by, or who may have any claim against, the Company or any of its Members or Managers, except for Members or Managers in their capacities as such. Notwithstanding any contrary provision of this Agreement, no such creditor or person shall obtain any rights under this Agreement or shall, by reason of this Agreement, be permitted to make any claim against the Company or any Member or Manager.

10.9.     Interpretation.  For the purposes of this Agreement, terms not defined
          --------------
in this Agreement shall be defined as provided in the Act; and all nouns, pronouns and verbs used in this Agreement shall be construed as masculine, feminine, neuter, singular, or plural, whichever shall be applicable. Titles or captions of Articles and Sections contained in this Agreement are inserted as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

10.10.     Counterparts.  This  Agreement  may  be  executed  in  any  number of
           ------------
counterparts with the same effect as if all parties had signed the same document, and all counterparts shall be construed together and shall constitute the same instrument.

            [The remainder of this page is left intentionally blank.]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date set forth above.

MANAGERS  AND  MEMBERS:

          AFG  INVESTMENT  TRUST  C

By: AFG ASIT CORPORATION, not in its individual capacity but solely as Managing Trustee

By:     /s/  Gary  D.  Engle
        --------------------

Its:     President
         ---------


     AFG  INVESTMENT  TRUST  D

By: AFG ASIT CORPORATION, not in its individual capacity but solely as Managing Trustee

By:     /s/  Gary  D.  Engle
        --------------------

Its:     President
         ---------

                      OPERATING AND JOINT VENTURE AGREEMENT
                                       OF
                                  C & D IT LLC

                                   Schedule A
                                   ----------


                                     MEMBERS



                                        Membership
          Name and Address of Member     Contribution          Interest
          --------------------------     ------------     -------------

AFG  INVESTMENT  TRUST  C
c/o  AFG  ASIT  Corporation,  its  Managing  Trustee
200  Nyala  Farms
Westport,  CT  06880                     $1,000,000              50%

AFG  INVESTMENT  TRUST  D
c/o  AFG  ASIT  Corporation,  its  Managing  Trustee
200  Nyala  Farms
Westport, CT 06880                       $1,000,000              50%

                                                                         Annex C
                       AMENDMENT TO PARTNERSHIP AGREEMENT
                       ----------------------------------
                                       OF
                                       --
                 BMIF/BSLF II RANCHO MALIBU LIMITED PARTNERSHIP
                 ----------------------------------------------
               an Illinois Limited Partnership (the "Partnership")
               ---------------------------------------------------
     This Amendment to Partnership Agreement is made as of the 12th day of March, 2002 by and between Semele Group, Inc., a Delaware corporation ("Semele"), as sole limited partner, BSLF II Rancho Malibu Corp., an Illinois corporation ("BSLF"), as general partner, and upon the execution and delivery hereof, a co-managing general partner, and C & D IT LLC, a Delaware limited liability company ("C & D"), upon the execution and delivery hereof a co-managing general partner.

                                    RECITALS:
                                    --------
     WHEREAS:
A. The Partnership exists under the terms of a certain limited partnership agreement dated as of the 1st day of July, 1992 as subsequently modified and amended (the "Partnership Agreement"); and
B. Prior to the execution and delivery of this Amendment, Semele and BSLF were the sole limited and general partners, respectively, of the Partnership (together, the "Old Partners"); and
C. The Old Partners desire to admit C & D as a co-managing general partner of the Partnership and desire to enter into this Amendment for such purpose; and
D. Semele is willing to make a capital contribution of all of the membership interests in RM Financing LLC, a Delaware limited liability company;
E. In consideration of its admission as co-managing general partner and the capital contribution by Semele, C & D is willing to make a capital contribution of $2,000,000 to the Partnership; and
F. The Old Partners and C & D (collectively the "Partners" and individually a "Partner") also desire to make certain changes to the terms of the Partnership Agreement and desire to enter into this Amendment for such purpose;
     NOW, THEREFORE, in consideration of the Recitals, which are incorporated herein, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
                                       C-1
1.     Definitions.  Except  as  otherwise defined in this Amendment, terms used
       -----------
herein  shall  have  the  same  meaning  as  in  the Partnership Agreement.  The following  specific  definitions  shall  apply  with  respect to this Amendment:
"Affiliate"  of  a  Person  means a Person who controls, is controlled by, or is
 ---------
under  common  control  with  such  Person.  For  purposes  of  this definition,
 --
"control"  means  the ability to control the management or policies of a Person,
 --
whether through the ownership of voting securities, by contract or otherwise. "CERCLA" means the Comprehensive Environmental Response, Compensation and
 ------
Liability  Act  of  1980,  as  amended  (42  U.S.C.   9601  et  seq.).
 -----
"Clean  Water Act" means the Federal Water Pollution Control Act, as amended (33
 ----------------
U.S.C.  1251  et  seq.).
"Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
 ----
"Environmental  Citations"  means  any  written  notice, communication, inquiry,
 ------------------------
warning,  citation,  summons,  directive, injunction, order or claim, concerning
 ---
the ownership, maintenance, operation or occupancy of the Malibu Property or any
 -
portion thereof by the Partnership or any other person, which relates to Hazardous Activity, Hazardous Materials or violation of any Environmental Law in connection with the Malibu Property or any portion thereof, or any leachate or contamination or materials emanating therefrom.
"Environmental  Laws"  means  all  applicable foreign, federal, state, regional,
 -------------------
county  and local administrative, regulatory and judicial laws, rules, statutes,
 --
codes,  ordinances,  regulations,  binding  interpretations,  binding  policies, licenses, permits, approvals, plans, authorizations, directives, rulings, injunctions, decrees, orders, judgments, common law and any similar items in effect on the date of this Amendment and through the date hereof relating to the protection of human health, safety, or the environment (including ambient air, surface water, ground water, land surface or subsurface strata); including, without limitation, the following laws, as amended: (a) CERCLA; (b) the
                                                                ------
Hazardous Materials Transportation Control Act of 1970 (49 U.S.C. 1802 et seq.); (c) the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. 6901 et seq.); (d) the Clean Water Act; (e) the Safe Drinking Water Act (42 U.S.C. 300h et seq.); (f) the Clean Air Act (42 U.S.C. 1857 et seq.);
(g) the Solid Waste Disposal Act (42 U.S.C. 6901 et seq.); (h) the Toxic Substances Control Act (15 U.S.C. 2601 et seq.); (i) the Emergency Planning and Community Right-to-Know Act of 1986 (42 U.S.C. 11001 et seq.); (j) the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. 136 et seq.); (k) the Radon Gas and Indoor Air Quality Research Act (42 U.S.C. 7401 et seq.);
(l) the National Environmental Policy Act of 1975 (42 U.S.C. 4321); (m) the Rivers and Harbors Act of 1899 (33 U.S.C. 401 et seq.); (n) the Oil Pollution Act of 1990 (33 U.S.C. 3321 et seq.); (o) the Porter-Cologne Water Quality Control Act (Cal. Wat. Code 13020 et seq.); (p) the Safe Drinking Water and Toxic Enforcement Act of 1986 (Cal. Health & Saf. Code 25300 et seq.); (q) the Hazardous Substance Account Act (Cal. Health & Saf. Code 25300 et seq.); (r) the Hazardous Waste Control Act (Cal. Health & Saf. Code 25100 et seq.); (s)
Section 2782.6(d) of the California Civil Code and Chapter 11 of Title 22 of the California Code of Regulations; and (t) any and all laws, rules, codes, ordinances, regulations, binding interpretations, binding policies, licenses, permits, approvals, plans, authorizations, directives, rulings, injunctions, decrees, orders and judgments relating to hazardous wastes, hazardous substances, toxic substances, pollution, water safety, polychlorinated biphenyls, petroleum (its derivatives, by-products, or constituents) the protection  of  human  health,  safety,  or  the  environment.
"Hazardous  Activity"  means  the  generation, transportation, deposit, disposal
 -------------------
(including,  without  limitation,  arrangement  for  placement  in any landfill,
 --
temporary  or  permanent  holding  area,  impoundment,  sump  or dump), dumping,
 --
escaping,  placing,  dispersal,  release, discharge, spill, emission, injection,
 --
leak,  leaching,  migration  of Hazardous Materials in, on, under, about or from
 -
any  specified  property  or  any  part  thereof  into  the  indoor  or  outdoor
 -
environment  including,  without  limitation,  the  ambient  air, surface water,
 -
groundwater or surface or subsurface strata and any other act or thing, business
 -
or operation, that materially increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property, on or off any specified property, or which may materially adversely impact the value of such specified property.
"Hazardous  Material"  means  any solid, liquid or gaseous material, alone or in
 -------------------
combination,  mixture  or  solution,  which  is defined, listed or identified as
 -
"hazardous"  (including "hazardous substances" and "hazardous wastes"), "toxic",
 -
a "pollutant" or a "contaminant" pursuant to any Environmental Law including, without limitation, asbestos, urea formaldehyde, polychlorinated biphenyls (PCB's), radon, fuel oil, petroleum (including its derivatives, by-products or other constituents) and any other dangerous, explosive, corrosive, flammable, infectious, radioactive, carcinogenic or mutagenic material which is prohibited, limited, controlled or regulated under any Environmental Law, or which poses a threat or nuisance to the safety or health of any person on any specified property or any property geologically or hydrologically adjacent to, or surrounding, such specified property or the environment, or the presence of which could constitute a trespass by the Partnership.
"Improvements" means the improvements to the Malibu Property as are described in
 ------------
the Plans and Specifications (as hereinafter defined) including, without limitation, forty-six (46) single-family finished lots, together with roads, sewers, utilities and other on-site and off-site improvement, including those improvements required to be constructed by the Project Requirements. "Malibu Property" means approximately 274 acres of undeveloped land located in
 ----------------
Los Angeles County, California, as more particularly described in the Partnership Agreement.
"Material  Adverse  Effect" means a material adverse effect (a) on the business,
 -------------------------
assets or financial condition of the Partnership, or (b) on the ability of the Partnership to carry on its business, as it is presently being conducted, including without limitation the development of the Project.
"Permits"  means  all  governmental  or  other  licenses,  permits certificates,
 -------
approvals,  authorizations and orders material to the ability of the Partnership
 -----
to carry on its business as it is presently being conducted (other than those relating to the Benefit Plans), including without limitation those necessary to construct, subdivide, occupy, operate, market and sell the Property (and any portion or subdivision thereof) in accordance with all Project Requirements. "Benefit Plans" means all "employee benefit plans," within the meaning of
  -------------
Section  3(3)  of  ERISA  (other  than  any plan which is exempt from Title I of
  ----
ERISA),  for  the  employees  or  former  employees of the Partnership, or their
  ---
respective  dependents,  survivors  or  beneficiaries,  (a)  which are currently
  ---
maintained  by  the  Partnership,  (b)  which  were previously maintained by the
  ---
Partnership  within  the six (6) year period preceding the date hereof or (c) in
  ---
which the Partnership is or was, within such six-year period, a participating employer.
"Plans and Specifications" means those certain Plans and Specifications prepared
 ------------------------
for  the  Project.
"Project"  means  (i)  the  subdivision of the Property (as hereinafter defined)
 -------
into  forty-six  (46)  single-family  lots,  three  (3) open space lots, one (1)
 --
sewage  treatment  lot,  and  one (1) road lot; and (ii) the construction of the
 --
Improvements  (as  hereinafter  defined),  all  in  accordance  with the Project
 --
Requirements  (as  hereinafter  defined).
 --
"Project  Requirements"  means  all  applicable  federal, state, local and other
 ---------------------
laws,  regulations,  codes,  orders,  ordinances,  policies, rules, regulations,
 ---
reports,  standards,  statutes,  and  agreements  that  apply  or pertain to the
 ---
Project,  including without limitation those relating to fire, safety, land use,
 ---
health, labor, environmental protection, seismic design, conservation, parking, zoning and building, and all restrictive covenants (if any) and other title encumbrances, affecting all or any part of the Property or the Improvements constructed thereon.
"Property"  means  the Malibu Property and all related permits, engineering work
 --------
product, Improvements and assets and entitlements required to develop the Project in accordance with the Project Requirements.
"Semele"  means  Semele  Group  Inc.,  a  Delaware  corporation
 ------
2.     Capital  Contributions.
       ----------------------
     (a) In consideration of its admission to the Partnership as a co-managing general partner, C & D hereby agrees to make a Capital Contribution (the "C & D Capital Contribution") to the Partnership in the amount of $2,000,000 in immediately available funds. For the avoidance of doubt, the C & D Capital Contribution shall not be deemed to trigger any obligation on the part of the Old Partners to make any Additional Capital Contribution to the Partnership.
     (b) In order to induce C & D to make the C & D Capital Contribution, Semele hereby agrees to make a capital contribution of all of the membership interests it holds in RM Financing LLC, a Delaware limited liability company, pursuant to the terms of a Contribution, Assignment and Assumption Agreement of even date herewith by and between Semele and the Partnership (the "Semele Capital Contribution").
3.     Admission  of C & D.  Upon payment of the C & D Capital Contribution, C &
       -------------------
D shall be deemed to have been admitted to the Partnership as a co-managing general partner and C & D shall have the benefit of all rights and be bound by all obligations as a Partner in the Partnership.
4.     C  &  D  Capital Account.  As of the date hereof, C & D's Capital Account
       ------------------------
shall  be  $2,000,000.
5.     Percentage  Interests.  Upon  the  payment  of  the  C  &  D  Capital
       ---------------------
Contribution,  the  contribution  of  the  Semele  Capital  Contribution and the
       -----
execution and delivery of this Amendment, the Percentage Interests of the Partners shall be as reflected on Exhibit A attached hereto and shall be
                                        -------  -
incorporated  herein  by  reference.
6.     Right  of  First Offer.  The right of first offer pursuant to Section 8.3
       ----------------------
of the Partnership Agreement shall benefit each Partner. An Offeror shall make an Offer to each Partner other than the Offeror, each of whom shall be deemed an Offeree under the Partnership Agreement. In the event that more than one Offeree accepts an Offer, then each accepting Offerees shall have the right to purchase a percentage of the Offeror's Partnership Interest, calculated based on a fraction, the numerator of which is the Partnership Interest of the Offeree and the denominator of which is the total Partnership Interest of all Offerees.
7.     Special  Distribution  to  Semele.  Notwithstanding  any provision of the
       ----------------------------------
Partnership  Agreement  to the contrary, including, without limitation, Sections
3.3 and 3.4, upon the execution and delivery of this Amendment and the receipt by the Partnership of the C & D Capital Contribution, the Partnership shall distribute $2,000,000.00 to Semele in repayment to Semele of debt owed to Semele by the Partnership.
8.     Distributions.  Subject  only  to  the  terms  of  this  Amendment  and
       -------------
notwithstanding  any  provision  of  the  Partnership Agreement to the contrary,
       --
including, without limitation, the provisions of Sections 3.4, and 3.5, from and after the date hereof, Cash From Operations and Cash From Financing (collectively the "Cash Flow") shall be distributed to the Partners as follows:
(a) 80% of the Cash Flow shall be distributed to C & D until such time as the total sum of $2,000,000.00 plus a rate of return thereon equal to 6% per annum has been paid to C & D.
(b) Until such time as all the full amount of the distribution to C & D described in (a) above has been made, the remaining 20% of the Cash Flow shall be distributed to BSLF.
(c) From and after such time as the distribution to C & D described in (a) above has been made in full, 100% of the Cash Flow shall be distributed to BSLF until such time as an aggregate sum of $9,000,000.00 plus a rate of return thereon equal to 6% per annum (such amount to be inclusive of any distributions made pursuant to (b) above) has been distributed to BSLF.
(d) From and after such time as the distributions set forth in (a) and (c) have been made, the Cash Flow shall be distributed 25% to C & D and 75% to the Old Partners, and the Old Partners shall share such distributions in proportion (as between the Old Partners) to their respective Percentage Interests.
9.     Management.  Notwithstanding  any  provision of the Partnership Agreement
       ----------
to the contrary, including without limitation Section 5.1, for so long as C & D is a Partner: (i) it is the intent and shall be the practice of the Partners that the management and control of the operations, business and affairs of the Partnership shall be jointly and equally vested in C & D and BSLF and all decisions with respect to such management and control shall be made unanimously by C & D and BSLF, and (ii) all provisions of the Partnership Agreement which require the approval of "BSLF II" shall be deemed to mean the unanimous approval of both C & D and BSLF.
10.     Buy/Sell  Option.  From  and  after the date hereof and continuing until
        ----------------
such time as C & D is no longer a Partner, the parties hereto covenant and agree that no Partner shall have the right to exercise any rights granted to such
Partner  pursuant  to  Article  XII  of  the  Partnership  Agreement.
11.     Contingent  Return of Capital.  C & D is making its Capital Contribution
        -----------------------------
in reliance on the representation, warranty and covenant of the Old Partners that the Old Partners will approve, execute and deliver or cause to be approved, executed and delivered, a Contribution Agreement, by and among the Partnership, the Old Partners and RMLP, Inc., a Delaware corporation, in a form reasonably acceptable to C & D, and close the transactions contemplated thereby (the "RMLP Closing"). If, after not less than (30) thirty days after the mailing of a definitive solicitation statement for the solicitation of consents of the beneficial interest holders of the members of C & D to such holders (the "Consent Solicitations"), the RMLP Closing has not been consummated for any reason within ninety (90) days after Semele and the Partnership have been advised by C & D that the requisite consents relating to the approval of the beneficial interest holders of the members of C & D to the transactions contemplated by the RMLP Closing has or has not been obtained, then C & D shall have the right, exercisable in its sole and exclusive discretion, to demand the Old Partners to immediately disgorge or cause the Partnership to immediately disgorge the C & D Capital Contribution. The obligations of the Old Partners and the Partnership under this Section (the "Secured Obligations") shall be secured by the following (together, the "Security Documents"): (i) a pledge of fifty percent (50%) of the BSLF capital stock held by Semele, substantially in the form of Exhibit B hereto and (ii) a pledge of fifty percent (50%) of the
               -------  -
Partnership Interests held by the Old Partners, substantially in the form of Exhibit C hereto. For the avoidance of doubt, the Secured Obligations hereunder
   ---- -
are intended to provide C & D with reasonably security for the C & D Capital Contribution plus a ten percent (10%) rate of return per annum and the terms of the Security Documents shall be limited to such extent. Upon discharge in full of the Secured Obligations, C & D's interest as a Partner hereunder shall be extinguished and all of C & D's rights and obligations under this Agreement shall terminate, provided however, that C & D's interest as a Partner shall not be extinguished if the RMLP Closing occurs.
12.     Representations  and  Warranties.
        --------------------------------
     A.  Representations and Warranties of the Old Partners and the Partnership.
         ----------------------------------------------------------------------
All Schedules referenced in this Amendment to be delivered by any of the Old Partners or the Partnership shall be delivered to C & D no later than three (3) business days prior to the mailing of the Consent Solicitations (the "Delivery Date"). Each of the Old Partners and the Partnership, hereby severally represent and warrant to C & D that the following representations and warranties are true and correct as of the Delivery Date:
     (1) Necessary Authorization or Approvals. Each of the Old Partners and the Partnership have full power, authority and legal capacity to execute and deliver, or cause to be executed and delivered, this Amendment and the other agreements and instruments to be executed and delivered by either of the Old Partners or the Partnership pursuant hereto and to consummate the transactions contemplated hereby. This Amendment has been duly executed and delivered by BSLF and the Partnership and constitutes the legal, valid and binding obligation of each of them enforceable in accordance with its terms.
(2)     [intentionally  omitted]
     (3) Organization, Powers, Ownership and Assets of the Partnership. The Partnership is a limited partnership duly organized and validly existing under the laws of the State of Illinois and has the power to carry on its business, as such business is now being conducted, and to own, lease or operate the properties and assets it now owns, leases or operates. There are no existing options, warrants, contracts, calls, commitments, demands or other agreements of any character to which either of the Old Partners and the Partnership is a party which could require the purchase or sale of any Percentage Interest. The
Property  constitutes  all  of  the  material  assets  of  the  Partnership.
     (4) Qualification or Licensing to Carry on Business; Subsidiaries. The Partnership has not failed to qualify to do business in any jurisdiction where such qualification is required and where the failure to be so qualified would or could have a Material Adverse Effect. The Partnership does not have, nor has it ever had, any subsidiaries whatsoever. Additionally, except as set forth in
Schedule  12(a)(4),  to  the  knowledge  of  each  of  the  Old Partners and the
   ---------------
Partnership,  the  Partnership  has  never  entered  into  any  joint  ventures.
   -----
     (5)     Liabilities.
(a)     Schedule  12(a)(5)(a)  lists all agreements, notes, instruments or other
        ---------------------
documents relating to (i) indebtedness owed by or to the Partnership, and (ii) money borrowed or loaned by or to the Partnership in satisfaction of obligations of or to the Partnership, including but not limited to all mortgages, loan, credit, surety, guarantee, and lease-purchase arrangements or other financing agreements to which the Partnership is a party; and (iii) all conditional sales contracts, chattel mortgages and other security agreements or arrangements with respect to personal property used or owned by the Partnership, copies of which have been delivered or made available to C & D.
(b)     Except  as  set  forth in Schedule 12(a)(5)(b) hereto, since February 6,
                                  --------------------
2002, the only additional liabilities which have been incurred by the Partnership are of such a nature as are comparable to those normally incurred in the ordinary course of business during a comparable period of operations.
(c)     [intentionally  omitted]
(d)     Except  as  set  forth in Schedule 12(a)(5)(d), the Partnership is not a
                                  --------------------
party to or subject to, and no property or asset of the Partnership is subject to, any judgment, order, decree, stipulation or consent of or with any court, governmental body or agency which does or may have a Material Adverse Effect.
(e) The Partnership is not a party to or subject to, and no property or asset of the Partnership is subject to, any contracts or commitments requiring performance by the Partnership of obligations thereunder beyond a one-year term following the Closing.
     (6)     Compliance  with  Law and Permits.  Except as set forth in Schedule
                                                                        --------
12(a)(6)  hereto,  to  the  knowledge  of  either  of  the  Old  Partners or the
 -------
Partnership  (a)  the business of the Partnership has been at all times prior to
 -------
the date hereof, and is currently being operated, in compliance with all applicable governmental and regulatory laws, rules, regulations and ordinances, the non-compliance with which could or would have a Material Adverse Effect, (b) the development of the Project is in material compliance with all Project Requirements; (c) all Permits (as hereinafter defined, including without limitation, all Permits required to construct and complete the Project) have been obtained and are in full force and effect, except those which the failure to obtain would not result in a Material Adverse Effect; and (d) no claim has been made in writing (or to knowledge) by any governmental or regulatory authority, to the effect that the business conducted by the Partnership fails to comply with any law, rule, regulation or ordinance, or Project Requirements, or that a Permit is necessary with respect thereto (without such Permit having been obtained promptly after receipt of notice of any such claim).
     (7)     Environmental  Matters.
(a)     Except as set forth in Schedule 12(a)(7)(a), the location, construction,
                               --------------------
     ownership, occupancy, maintenance, operation and use of the Malibu Property is in compliance with all Environmental Laws, the non-compliance with which would or is reasonably likely to have a Material Adverse Effect.
(b)     Except as set forth in Schedule 12(a)(7)(b), all Permits with respect to
                               --------------------
the use of the Malibu Property which are required pursuant to Environmental Laws have been obtained and the same are in full force and effect (other than any Permit where the failure to obtain such Permit or its lapse would not have a Material Adverse Effect) and there has been no change in any fact or circumstance reported or assumed in any application for or grant thereof that would or is reasonably likely to have a Material Adverse Effect on the validity of any such Permit or the renewal or transfer thereof.
(c)     Except  as  set  forth  in  Schedule  12(a)(7)(c),  (i)  neither the Old
                                    ---------------------
Partners nor the Partnership has received (nor has knowledge of) any Environmental Citations and (ii) to the knowledge of either of the Old Partners and the Partnership, no Environmental Citation is pending or threatened under any Environmental Law concerning the past or present ownership, maintenance, operation or occupancy of the Malibu Property, or any portion thereof or concerning the Partnership or which relates to Hazardous Activity or Hazardous Materials. Except as set forth in Schedule 12(a)(7)(c), neither the Partnership
                                   --------------------
nor either of the Old Partners have been advised in writing by any governmental agency or any previous owner that any previous owner or any past operator, user or occupant of the Malibu Property has received any Environmental Citations.
(d)     Except  as  set  forth  in  Schedule 12(a)(7)(d) hereto, neither the Old
                                    --------------------
Partners nor the Partnership have, to either of their knowledge, permitted, conducted, nor is aware of any Hazardous Activity conducted with respect to the Malibu Property in violation of, or creating any liability under, any Environmental Law the non-compliance with which or liability under would or is reasonably likely to have a Material Adverse Effect.
(e)     Except  as set forth in Schedule 12(a)(7)(e) hereto, to the knowledge of
                                --------------------
either of the Old Partners or the Partnership, there are no Hazardous Materials present in the surface water, groundwater or soil (either surface or subsurface) at the Malibu Property or at any geologically or hydrologically connected property including, without limitation, any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land disposals, land treatment units, waste piles, containment buildings, dumps, solid waste management units, equipment (movable or fixed) or other containers, either temporary or permanent, and deposited or located in or on land, water, sumps, or any other part of the Malibu Property or such connected property, or incorporated into any structure thereon, in violation of, or creating any liability under, any Environmental Law the non-compliance with which or liability under would or could have a Material Adverse Effect.
(f)     Except  as set forth in Schedule 12(a)(7)(f) hereto, to the knowledge of
                                --------------------
either of the Old Partners or the Partnership, the Partnership has not been accused, or found liable under any Environmental Law and the Partnership is not now under investigation in respect thereof and neither the Malibu Property nor any other site or facility (as defined under CERCLA) of the Partnership is listed or proposed for listing on the National Priorities List or is listed on the Comprehensive Environmental Response, Compensation, Liability Information System List or any comparable list maintained by any foreign, federal, state, regional, county or local authority. Except as set forth in Schedule
                                                                      --------
12(a)(7)(f)  hereto,  to  the  knowledge  of  either  of the Old Partners or the
          -
Partnership, there are no proceedings pending, or threatened under any Environmental Law against or affecting the Partnership or the Malibu Property in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would or could have a Material Adverse Effect. The Partnership is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal relating to Environmental Laws.
     (8) Absence of Certain Changes or Events. Since February 6, 2002, the business of the Partnership has been conducted in the ordinary course and, except as set forth in Schedule 12(a)(8), the Partnership has not taken or
                            ------------------
suffered any action or entered into any material transaction, including but not limited to the following, except in the ordinary course of business or as contemplated by this Amendment and the transaction contemplated herein:
(a) mortgaging, pledging or subjecting to lien, charge or other encumbrance any assets, or entering into any agreement resulting in the imposition of any such mortgage, lien or charge;
(b)     selling  or  purchasing,  assigning  or  transferring  any  intangible property;
(c) suffering any casualty losses, whether insured or uninsured, and whether or not in the control of either of the Old Partners or the Partnership, in excess of $5,000 in the aggregate, or waiving any rights of any material value, individually or in the aggregate;
(d)     incurring  any  indebtedness  for  money  borrowed  or  any  noncurrent indebtedness  for  the  purchase  price  of  any  fixed  or  capital  asset;
(e) except in the ordinary course of business, making (i) any change in properties and assets or in liabilities, (ii) any commitment for any capital expenditure or (iii) any sale, lease or other disposition of any capital asset;
(f)     making  any  change  in  the  Partnership  Agreement;
(g) (i) issuing any new Percentage Interest to a third party or (ii) granting or issuing any option or warrant for the purchase of any new Percentage Interest to a third party, or made any commitment relating thereto;
(h)     making  any  distribution  or  payment  to  the  Old  Partners;
(i) amending, making or entering into any agreement with any employee, agent or consultant;
(j)     amending  any  material  contract,  lease  or  agreement  listed; and/or
(k) voluntarily incurring any material obligation or liability, absolute or contingent, except in the ordinary course of business or pursuant to existing contracts and agreements described in this Amendment or in the schedules delivered pursuant hereto.
     Since February 6, 2002, there has been no material adverse change in the results of operations, revenues, manner of conducting business, condition (financial or otherwise) or any material adverse change in any material asset (including, without limitation, accounts receivable) of the Partnership since such date, and no event has occurred which has resulted, or which is reasonably likely to result, in a Material Adverse Effect. BSLF is not aware of any event, circumstance or condition which could reasonably be expected to result in any such Material Adverse Effect.
(9) Tax Returns and Liabilities. The Partnership is taxed as a partnership and, as such, is a flow through entity for tax purposes.
     (10)     Title to and Use of Properties; Absence of Liens and Encumbrances,
etc.
(a)     [intentionally  omitted]
(b) Except for the Malibu Property, the Partnership has not owned nor does it currently own any fee interest in any real property, nor has the Partnership agreed to purchase or is it obligated to purchase any interest in any real property. There are no outstanding contracts of sale, options to purchase, rights or first refusal or rights of first offer with respect to all or any portion of the Malibu Property.
(c)     Except  as  disclosed in Schedule 12(a)(10)(c), the Partnership has good
                                 ---------------------
and marketable title to all of the properties and assets, real and personal, that the Partnership purports to own which form a part of the business of the Partnership including, without limitation, the properties and assets of the Partnership (other than such properties and assets as shall have been sold or otherwise disposed of in the ordinary course of business) free and clear of any agreement or understanding with respect to the use or possession thereof or any rights thereto and of all liens (including, without limitation, statutory liens arising by reason of labor or materials furnished or claimed to have been furnished to the Partnership or any predecessor in interest), mortgages, pledges, encumbrances, security interests, conditional sales agreements or charges of any kind or character except (i) encumbrances solely with respect to personal property incurred in the ordinary course of business; (ii) liens and encumbrances on the Property reflected in that certain ALTA Loan Policy of Title Insurance dated February 21, 2001 issued to Seller by Lawyers Title Insurance Company as Policy No. 5104950-M; (iii) liens for current taxes and assessments not yet due and payable; and (iv) encumbrances solely with respect to personal property which are minor in amount and do not materially impair the value or use in accordance with past practices of the assets affected thereby.
(d) The Partnership has the right to use all real and personal properties presently utilized in the business of the Partnership that are not owned by the Partnership, and the Partnership is not in material default with respect to any lease material to such business and there exists no event, occurrence, condition or act which, with the giving of notice or the lapse of time, or both, would become a default under any such lease.
(e)     Except  as  disclosed  in Schedule 12(a)(10)(e), no property utilized by
                                  ---------------------
the Partnership in its business which is not owned by the Partnership is owned by any officer, director or shareholder of either of the Old Partners or any Affiliate of either of the Old Partners (or any relative or spouse of any officer, director or shareholder or any relative of such spouse or any corporation, partnership, trust or other entity in which any officer, director or shareholder or any such relative or spouse has any beneficial interest).
(f)     To  the  knowledge  of  either  of  the Old Partners or the Partnership, neither  the  whole  nor  any  portion  of  the Malibu Property nor any interest therein has been condemned, requisitioned or otherwise taken by any public authority, and no such condemnation, requisition or taking has been threatened in writing or is contemplated.
     (11)     Litigation and Claims.  Except as set forth in Schedule 12(a)(11),
                                                             ------------------
the Partnership is not a party to, nor is any property or asset owned by the Partnership the subject of, any suit, action, or administrative, arbitration or other proceeding (including, without limitation, proceedings concerning labor disputes or grievances or union recognition or concerning condemnation, eminent domain or the like) or government investigation or proceeding that is currently pending or which has been pending within the three year period prior to the date hereof and none of the foregoing has been threatened in writing against any of the Partnership, or the assets or properties of the Partnership.
     (12)     Contracts  and  Contractual  Compliance.
(a)     Schedule  12(a)(12)(a)  lists  a  description  of  each  written or oral
        ----------------------
contract or agreement which will involve a present commitment for the receipt or expenditure by the Partnership under any of the foregoing, of monies or value equivalent to $50,000 or more during any fiscal year, including a list of all outstanding purchase and sale orders and commitments for personal property and services (but excluding purchase and sale orders or commitments for personal property or services entered into in the ordinary course of business) of the
Partnership. Complete and correct copies of such agreements have been made available to C & D. The Partnership is not in default in any material respect (nor has the Partnership been notified to such effect) with respect to any obligation to be performed under any contract, lease, guaranty, indenture, loan agreement, document or other agreement or arrangement (including, without limitation, those listed or described on Schedule 12(a)(12)(a)) to which the
                                             ---------------------
Partnership or any assets of the Partnership are subject, except where such default or defaults, individually or in the aggregate, would not have a Material Adverse Effect.
(b)     [intentionally  omitted]
(c)     Except  as  set  forth on Schedule 12(a)(12)(c), the Partnership has not
                                  ---------------------
guaranteed the indebtedness or obligations of any other Person, and no other Person whose obligations have been so guaranteed as disclosed on such Schedule is in default of the obligations so guaranteed, and neither the Old Partners nor the Partnership are aware of any event which, with the passage of time, the giving of notice, or both, would constitute such a default.
(d) Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby will constitute a default under any contract (including, without limitation, those listed or described on Schedules 12(a)(12)(a), (b) and (c)) involving the Partnership or impose any
---------------------------------------
penalty  upon the Partnership in the performance of such contract, or accelerate
---
the performance thereof, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Partnership make any contract to which the Partnership is a party subject to termination or cancellation.
(e)     Except as set forth on Schedule 12(a)(12)(e), all parties with which the
                               ---------------------
Partnership has contractual arrangements are, to the knowledge of either of the Old Partners or the Partnership, in substantial compliance therewith and are not in default (and to the knowledge of each of the Old Partners no event has occurred which, with the passage of time, the giving of notice, or both, would constitute a default) thereunder, except where such default or defaults, individually or in the aggregate, would not have a Material Adverse Effect.
     (13)     Insurance.
(a)     Schedule 12(a)(13)(a) lists a summary description (including the name of
        ---------------------
the insurer, the policy number, period of coverage, and the amount of coverage) of the coverage under all insurance policies pertaining to the operations or business of the Partnership which are currently in effect, and which have been in effect within the last five years, together with the amount of the current annual premiums under such policies and copies of any written notice of possible cancellation of, or premium increases with respect to, such insurance policies. Complete and correct copies of such policies will be available on request to C & D.
(b)     All  policies of insurance reflected on Schedule 12(a)(13)(a) are on the
                                                ---------------------
date hereof and to the knowledge of the Old Partners are on the date hereof valid and enforceable in accordance with their terms and in full force and effect, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); all premiums due thereon as of the date hereof have been paid in full and all premiums which will be due thereon as of the date hereof have been paid. None of the insurance policies have provisions for retrospective or contingent premium charges or any waiver of premium provisions; and there are no minimum premium insurance policies or administrative service contracts for medical benefits. The Partnership has not received any written notice or other written communication from any issuer of any of its insurance policies canceling or materially amending any of such policies, materially increasing any deductibles or retained amounts thereunder, or materially increasing the annual or other premiums payable thereunder, and no written threat of such cancellation, amendment or increase of deductibles, retainages or premiums has been received.
     (14) Government Contracts. To the knowledge of the Old Partners or the Partnership, there have not been, within the past ten (10) years, and are not presently, any contracts or subcontracts to which the Partnership is a party with the United States Government or any department, agency or instrumentality thereof.
(15) Additional Information Supplied. The Partnership has made available to C & D, to the extent available, the following documents and schedules of information relating to the Partnership and the business conducted by the Partnership, each of which are, and to the knowledge of each of the Old Partners are, true, correct and complete.
(a) Partnership Agreement. A copy of the Partnership Agreement, as amended to date, of the Partnership, certified as true, correct and complete by an officer of the General Partner of the Partnership.
(b) Minutes. Minutes of all meetings of, or other evidence of action taken by, the partners of the Partnership since January 1, 1996.
(c)     Bank  Accounts and Powers of Attorney, etc.  Schedule 12(a)(15)(c) lists
                                                     ---------------------
the name and address of each bank, together with the name and number of each account, in which the Partnership has an account or safe-deposit box, the names of all persons authorized to draw thereon or to have access thereto, and the names of any persons holding powers of attorney with respect to the business of the Partnership and a summary of the terms thereof.
     (16)     Project Budget.  Attached hereto as Schedule 12(a)(16) is the most
                                                  ------------------
recent  line  item  budget  for  the  Project  (the  "Project  Budget").  To the
                                                      ---------------
knowledge of each of the Old Partners or the Partnership, the Project Budget contains reasonable estimates of the costs for each of the items identified therein which have yet to be completed.
(17)     [intentionally  omitted]
(18) Accuracy of Information. To the knowledge of each of the Old Partners or the Partnership, neither this Amendment, nor any certificate, document or information furnished pursuant to this Amendment contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.
     B.  Representations  and  warranties  of  C  &  D.   C  &  D represents and
         ---------------------------------------------
warrants to the Partnership and the Old Partners that the following representations and warranties are true and correct as of the date of this
Amendment:
     (1) Organization of C & D. C & D is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full power and authority to carry on its business as now being conducted.
     (2) Necessary Authorization and Approval. C & D has full power and authority to execute and deliver this Amendment and to consummate the transactions contemplated hereby. This Amendment has been duly executed and delivered by C & D and constitutes the legal, valid and binding obligation of C & D enforceable in accordance with its terms. Other than required trust action and filings, neither the execution, delivery or performance of this Amendment nor the consummation of the transactions contemplated hereby is prohibited by, or requires C & D to obtain any consent, authorization, approval or registration under, any law, rule or regulation, other than as contemplated hereby, or any judgment, order, writ, injunction or decree, which is binding on C & D or the terms of any contract to which C & D or any of its Affiliates is a party.

13.     Distributions  in Liquidation.  Section 9.3 of the Partnership Agreement
        -----------------------------
is hereby amended to provide that in the event of the dissolution of the Partnership, no distributions shall be made until such time as the distribution to C & D described in paragraph 8(a) above has been made in full, and such distribution shall be the first priority distribution in the event of the liquidation of the Partnership, notwithstanding anything to the contrary contained in the Partnership Agreement.
14.     Number;  Co-Managing  General  Partners.  The  Partnership  Agreement is
        ---------------------------------------
hereby amended as reasonably necessary and as deemed required by the context to reflect that there are three Partners rather than two and that BSLF and C & D are, from and after the date hereof, co-managing general partners of the
Partnership and that the unanimous consent of both of BSLF and C & D as co-managing general partners is necessary for the Partnership to take any action on behalf of the Partnership or the General Partner. Without limiting the foregoing, references to "either" and "neither" Partner and the "other Partner" are modified as required by the context of their use to reflect that, from and after the date hereof, there are three Partners rather than two.
15.     Consent.  To  the  extent that the consent of either of the Old Partners
        -------
is required for any of the actions or transactions contemplated by this Amendment, the Old Partners each hereby consent to each such action.
16.     Ratification.  Except  as  modified  hereby, the terms and conditions of
        ------------
the  Partnership  Agreement  are  ratified  and  affirmed.
17.     Headings;  Severability.  The  headings and section references contained
        -----------------------
herein are for convenience only. If any of the provisions herein is deemed unenforceable or illegal, it is the intent of the parties that the remaining provisions of this Amendment be interpreted so as to give maximum effect to such remaining provisions.
18.     Entire  Agreement; Amendment.  The Partnership Agreement, this Amendment
        ----------------------------
and the Security Documents constitute the entire understanding of the parties with respect to the transactions contemplated herein and such documents supersede any other understanding of the parties whether written or oral.
19.     Conflict.  In  the  event  of  a  conflict  between  the  terms  of this
        --------
Amendment and the terms of the Partnership Agreement, the terms of this Amendment shall govern.
            [The remainder of this page is left intentionally blank.]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to Partnership Agreement as of the date first given above.

BSLF II RANCHO MALIBU CORP., as General Partner, and from and after the execution and delivery hereof, the Co-Managing General Partner

     By:     /s/  James  A.  Coyne
             ---------------------

     Its:     Vice  President
              ---------------


SEMELE  GROUP,  INC.  ,  as  sole  limited  Partner

     By:     /s/  James  A.  Coyne
             ---------------------

     Its:     President
              ---------


C  &  D  IT  LLC

By:  AFG  Investment  Trust  C,  member/manager

     By:  AFG  ASIT  Corporation,  not  in  its  individual  capacity but  solely  as  Managing  Trustee

     By:     /s/  Gary  D.  Engle
             --------------------

     Its:     President
              ---------

By:  AFG  Investment  Trust  D,  member/manager

     By:  AFG  ASIT  Corporation,  not  in  its  individual  capacity but  solely  as  Managing  Trustee

     By:     /s/  Gary  D.  Engle
             --------------------

     Its:     President
              ---------

ACKNOWLEDGED  AND  AGREED:
-------------------------

BMIF/BSLF  II  RANCHO  MALIBU  LIMITED  PARTNERSHIP

By: BSLF II Rancho Malibu Corp., as General Partner, and from and after the execution and delivery hereof, the Co-Managing General Partner

     By:     /s/  James  A.  Coyne
             ---------------------

     Its:     Vice  President
              ---------------

Exhibits:
---------
A  -  Percentage  Interests  of  the  Partners
B  -  Semele  Pledge  of  BSLF  Capital  Stock
C  -  Old  Partners'  Pledge  of  Partnership  Interests
D  -  Deed  of  Trust

Schedules:
----------
12(a)(4)     -  Partnership  Joint  Venture  Relationships
12(a)(5)(a)     -  Instruments  re  Indebtedness  of/to  the  Partnership; Other
Security  Agreements  or  Arrangements
12(a)(5)(b)     -  Partnership  Additional  Liabilities
12(a)(5)(d)     -  Pending  Court/Governmental  Judgments
12(a)(6)     -  Non-Compliance  with  Law  and  Permits
12(a)(7)(a)     -  Non-Compliance  with  Environmental  Laws
12(a)(7)(b)     -  Non-Compliance  with  Environmental  Permit  Regulations
12(a)(7)(c)     -  Environmental  Citations  of  the  Partnership  and/or Semele
12(a)(7)(d)     -  Hazardous  Activity
12(a)(7)(e)     -  Hazardous  Materials
12(a)(7)(f)     -  Pending  or  Threatened  Environmental  Law  Violations
12(a)(8)     -  Extraordinary  Business  Transactions
12(a)(10)(c)     -  Title  Exclusions
12(a)(10)(e)     -  Partnership  Use  of  Property  Owned  by  Affiliates
12(a)(11)     -  Pending  Litigation
12(a)(12)(a)     -  Yearly  Expenses/Receipts  in  Excess  of  $50,000
12(a)(12)(c)     -  Partnership  Guarantees  (and  Related  Defaults,  if  any)
12(a)(12)(e)     -  Non-Compliance/Defaults  under  Contractual  Arrangements
12(a)(13)(a)     -  Insurance  Policies
12(a)(15)(c)     -  Bank  Accounts  and  Powers  of  Attorney
12(a)(16)     -  Project  Budget

                                    EXHIBIT A
                      To Amendment to Partnership Agreement
                                       of
                 BMIF/BSLF II Rancho Malibu Limited Partnership


                              PERCENTAGE INTERESTS
                              --------------------

C  &  D:                              25%
Semele:                             1.05%
BSLF:                              73.95%

                                                            ANNEX D-1


IMPERIAL
CAPITAL,  LLC

150  SOUTH  RODEO  DRIVE.  SUITE  100  BEVERLY  HILLS,  CA  90212
310-246-3700  800-929-2299  FAX  310-246-3794


May  20,  2002

The  Board  of  Directors  of
PLM  INTERNATIONAL,  INC.
200  Nyala  Farms
Westport,  Connecticut  06880

Gentlemen:
     You have requested our opinion as to the fairness, from a financial point of view, to RMLP Inc. ("RMLP"), of the aggregate consideration to be contributed by RMLP in exchange for 75% of the partnership interests in BMIF/BSLF II Rancho Malibu Limited Partnership (the "Partnership") (the "Transaction") currently owned by Semele Group, Inc. and BSLF II Rancho Malibu Corp. (together the "Sellers") (the "Partnership Interests"). The remaining 25% of the partnership interests in the Partnership are owned by C & D IT LLC (the "C & D Joint Venture"). We understand that, at the time of the Transaction, RMLP will be a 100% wholly owned subsidiary of PLM International, Inc. ("PLM") formed for the sole purpose of performing the Transaction and whose sole asset upon completion of the Transaction will be the Partnership Interests. We understand that the Partnership's sole asset is approximately 270 acres of land in Malibu, California (the "Malibu Property"), which was appraised to have a market value "as is" of $11 million by Jones & Company, a real estate appraisal and consulting firm, on February 28, 2002 (the "Appraisal") and that the Partnership will have no outstanding liabilities on a consolidated basis with its subsidiaries to any third parties at the time of the Transaction. We have been informed of the provisions of an amendment to the Partnership Agreement of BMIF/BSLF II Rancho Malibu Limited Partnership entered into on July 1, 1992, as amended, which sets forth the allocation of proceeds to the partners in the event of a liquidation, and we understand that the execution of such amendment is a condition precedent to RMLP entering into the Transaction. Therefore, in order to form our opinion as to the fairness, from a financial point of view, of the Transaction, with your consent, we performed our analysis on the consideration to be contributed by RMLP, described below, relying solely on the Appraisal for an estimate of the market value of the Partnership Interests on a "as is - where is" basis and assuming the liquidation of the Malibu Property at the time of the Transaction. Pursuant to the Transaction, RMLP will contribute total consideration (the "Consideration") to the Sellers for the Partnership Interests consisting of:
                                       D-1
-     $5.5  million  in  cash;
- $2.5 million in stated principal amount of an unsecured promissory note to be issued by RMLP bearing interest at 7% per annum with no covenants precluding additional indebtedness or other liens; and
- 182 shares of common stock of RMLP constituting 15.4% of the outstanding shares of RMLP at the time of the Transaction.
     The Sellers are affiliated with Semele Group Inc. and Equis II Corp., which are also indirectly affiliated with PLM.
In  connection  with  the  rendering  of  this  opinion,  we  have:
(i) Relied solely on the Limited Appraisal, Restricted Use Report dated March 1, 2002 prepared by Jones & Company, to establish a value for the subject properties on as "as is - where is" basis at $11 million;
(ii) Analyzed certain historical business and financial information relating to the Partnership, including the most recent tax return for the year ended December 31, 2001, which was provided by management of Equis II Corp.;
(iii) Assumed a liquidation of the Malibu Property on the date of this letter and a payout of proceeds pursuant to the amendment to the Partnership Agreement as a condition precedent to the Transaction;
(iv) Reviewed certain information relating to the business, earnings, taxes and cash flow of the Partnership, furnished to us by management of Equis II Corp.;
(v) Reviewed certain business and financial information relating to the Partnership that we deemed relevant;
(vi) Conducted discussions with members of senior management of Semele Group Inc., Equis II Corp., and PLM concerning the matters described in clauses (i),
(ii), (iii), (iv) and (v) above, as well as the prospects and strategic objectives of the Partnership; and
(vii) Conducted such other financial studies, analyses and investigation and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.
     With your consent, we have relied upon the accuracy and completeness of the foregoing financial and other information and have not assumed responsibility for independent verification of such information or conducted any independent valuation or appraisal of any assets of PLM, RMLP or the Partnership. With respect to the information provided, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the providers of such information. We have also relied upon the assurances of senior management of Semele Group, Inc., Equis II Corp. and PLM that they are unaware of any facts that would make the information provided to us incomplete or misleading. We assume no responsibility for, and express no view as to the assumptions on which the information is based.
Our opinion expressed herein has been prepared for the information of the Board of Directors of PLM, and our opinion is rendered in connection with the purchase of the Partnership Interests. This opinion does not constitute a recommendation to the Sellers as to whether they should sell their interests to RMLP. This opinion does not address the business decision or the basis for recommendation to engage in the Transaction or address the relative merits of any alternatives discussed by the Board of Directors of PLM. No opinion is expressed herein, nor should one be implied, as to the fair market value of the Partnership's interests or the prices at which it may trade at any time. It is understood that this opinion may not be disclosed or otherwise referred to or used for any other purpose without our prior written consent, except as may otherwise be required by law or by a court of competent jurisdiction; provided, however, that this opinion may be reproduced in full in the proxy statements of AFG Investment Trust C and AFG Investment Trust D (the "Trusts") related to the Transaction. In the ordinary course of its business and in accordance with applicable state and federal securities laws, Imperial Capital, LLC may make a market in securities of Semele Group Inc., the Trusts or any of their affiliates and may trade the securities of Semele Group Inc., the Trusts or any of their affiliates for its own account and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities.
Imperial Capital, LLC previously acted as financial advisor to PLM and certain affiliates of PLM in connection with the sale of PLM to MILPI Acquisition Corp. and received a fee in connection with the rendering of fairness opinions to PLM and certain affiliates of PLM in connection with such sale. Additionally, Imperial Capital, LLC has performed investment banking services for affiliates of PLM and the Sellers in the past. As of the date hereof Imperial Capital, LLC and its affiliates own approximately 4% of the common stock of Semele Group Inc., based on the number of shares publicly reported by Semele Group Inc. to be outstanding.
Based on and subject to the foregoing, we are of the opinion that as of the date hereof, the Consideration to be paid by RMLP in the Transaction is fair to RMLP from a financial point of view.
Very  truly  yours,


/s/  Imperial  Capital,  LLC
Imperial  Capital,  LLC

The following projections were provided to Imperial Capital in order to assist it in rendering the foregoing fairness opinion. They were prepared strictly for purpose of internal review and have not been reviewed by independent auditors or outside counsel. They constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements should therefore be considered in light of various important factors, including those set forth in the Solicitation Statement.

MEMORANDUM
TO:     The  Files
FROM:     Tom  Goodwin
SUBJECT:     Rancho  Mailbu  Tax  Performance
Assuming the PLM transaction is approved, the amounts reflected in the Proxy are achieved, the tax basis is accepted, and the partners' priority payments are made in January 2005, the following is a summary of the activity:


                                               BOOK
                     ---------------------------------------------------------
                         Total        2002         2003        2004       2005
                     -----------   ----------   ---------  ---------  ---------
LOTS SALES REVENUES   32,000,000    2,800,000   9,700,000  9,700,000  9,800,000
PROJECT COSTS        (23,000,000)  (2,000,000)  7,000,000  7,000,000  7,000,000
ECONOMIC GAIN          9,000,000      800,000   2,700,000  2,700,000  2,800,000
TRUSTS                 2,070,000      155,000     630,000    630,000    655,000
PLM                    6,390,000      645,000   2,070,000  2,070,000  2,145,000


                                             TAX
                      ---------------------------------------------------------
REVENUE               32,000,000    2,800,000    9,700,000   9,700,000   9,800,000
TAX BASIS            (42,145,000)  (3,700,000) (12,800,000)(12,800,000)(12,845,000)
TAX LOSS             (10,145,000)    (900,000) (3,100,000)  (3,100,000) (3,045,000)
TRUSTS                 2,070,000      155,000     630,000      630,000     655,000
PLM                  (12,215,000)  (1,055,000) (3,730,000)  (3,730,000) (3,700,000)


It is possible that there could be another $1.0 million or so of tax basis depending on how the waterline and other early 2002 costs factor into the economic costs reflected in the proxy information. At a minimum, there is sufficient basis for PLM to shelter all of its economic profit ($6,930,000) and create additional tax losses of $12.2 million, (additional tax savings of about $4.6 million).

                                                                       ANNEX D-2
JONES  &  COMPANY
-----------------
     Real  Estate  Appraisal  and  Consulting
     3156  Linnington  Avenue
     Los  Angeles,  California
     (310)  475-1124  -  Fax  (310)  475-4494

                                                                   March 1, 2002

Mr.  Gary  Engle
AFG  ASIT  CORP.
450  Carillon  Parkway,  Suite  200
St.  Petersburg,  Florida  33716
Reference: Limited Appraisal in a Restricted Report regarding The Estates at Rancho Malibu, a proposed 46 unit detached residential subdivision, located on the east side of Encinal Canyon Road, roughly two miles north of Pacific Coast Highway, in unincorporated Los Angeles County, California.
Dear  Mr.  Engle:

In accordance with the request and authorization dated February 26, 2002, this letter is accompanied by a limited appraisal in a restricted report concerning the subject. The intended use of the appraisal is for internal valuation exclusively and may only be utilized for the client, and no other potential user. This is the restriction on use related to this specific appraisal assignment. This report is not being prepared for financing, or for any other purpose, only for internal valuation purposes for the client referenced above. To develop the opinion of value as indicated herein, Jones & Company performed a limited appraisal as defined by the Uniform Standards of Professional Appraisal Practice (USPAP). This means the departure provision from Standard 1 of USPAP was invoked. Specifically, this report is provided in a restricted use format, whereby more specific information pertaining to our value estimates are retained in the work file and not incorporated as part of this report. We have utilized information provided by the client pertaining to cost details and have assumed this information is accurate. Lastly, we have utilized information from a market study report prepared by The Meyers Group regarding the subject site and retained in our files and have assumed the data is accurate.
Based on the research and analyses contained in the limited appraisal in a restricted report, we have concluded the market value "as is" of the fee simple interest in the subject property, as of February 28, 2002, was:

                             ELEVEN MILLION DOLLARS
                                   $11,000,000

Thank you for the opportunity to be of service to you. We welcome any comments or questions regarding the content or opinions presented in the attached appraisal report.

Respectfully  submitted,

      /s/  Wesley  Jones
------------------------
Wesley  Jones,  MAI
California  State  Certification  AG021591

                                                            ANNEX E

     The full text of the proposed Amendment to the Trust Agreement is as follows:
                                 AMENDMENT NO. 3

                                       To

                SECOND AMENDED AND RESTATED DECLARATION OF TRUST
     THE SECOND AMENDED AND RESTATED DECLARATION OF TRUST OF AFG INVESTMENT TRUST C made and agreed to by the Trustees and the Beneficiaries as of July 15, 1997 (the "Trust Agreement"), is hereby amended as of _________, 2003, as follows:
1. The second Paragraph of Section 7.5 is hereby deleted and the following inserted in lieu thereof:
     The Trust may enter into Joint Ventures with Affiliates of the Managing Trustee or EFG or programs sponsored by the Managing Trustee or its Affiliates (including Joint Ventures organized after the Closing) (collectively, "Affiliated Venturers") but only if (i) no such Joint Venture shall be entered into by the Trust which involves the payment of duplicative equipment management or other fees or which would have the effect of circumventing any of the restrictions on prohibitions of transactions involving conflicts of interest contained in this Agreement, (ii) the compensation to the Managing Trustee and its Affiliates with respect to such Joint Ventures shall be substantially identical to the compensation described in this Agreement, and (iii) in the event of a proposed sale of the Asset or interest therein initiated by another Joint Venture partner, the Trust has a right of first refusal, pro rata with the other remaining parties, to purchase the other party's or parties' interest. Further, no lender to a Joint Venturer may have a security or other interest in the Trust's interest in the Joint Venture except to the extent of funds loaned directly to or for the benefit of the Trust. The Trust may cease to be a party to a Joint Venture by sale of its interest to another Joint Venturer or to a third party purchaser.
     Except as specifically amended hereby, the Trust Agreement as in effect prior to this Amendment thereof remains in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment No. 3 as of the ____ day of __________, 2003.

     CLASS  A  AND  B  BENEFICIARIES
     By:  AFG  ASIT  Corporation,  as  Attorney-in-
     Fact for each of the Beneficiaries pursuant to Article XIII of the Trust Agreement
     By:
     Name:
     Title:
     AFG  ASIT  Corporation,  as
      Managing  Trustee
     By:
     Name:
     Title:
     Wilmington  Trust  Company,  as
      Delaware  Trustee
     By:
     Name:
     Title:
     Semele  Group  Inc.,  as
      Special  Beneficiary
     By:
     Name:
     Title:

                                                               ANNEX F
                     MEMBERSHIP INTEREST PURCHASE AGREEMENT
     This Membership Interest Purchase Agreement (this "AGREEMENT"), dated as of ______ __, 2003, is entered into by and among MILPI Holdings, LLC, a Delaware limited liability company ("PURCHASER"), and AFG Investment Trust A and AFG Investment Trust B (collectively, the "SELLERS"), each a trust formed in accordance  with  the  Delaware  Business  Trust  Act.
                                   WITNESSETH:
     WHEREAS, in connection with the liquidation of the trust assets of each of the Sellers respectively, the Sellers desire to sell to Purchaser, and Purchaser desires to reacquire all of the Membership Interests held by the Sellers; WHEREAS, pursuant to separate Consent Solicitations, the Sellers and the non-transferring members of Purchaser have each obtained the requisite approval of the purchase of their respective Class A and Class B Beneficiaries. NOW THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
                                   ARTICLE I.
                                   DEFINITIONS
                                   -----------
     Section 1.01 "CLASS A BENEFICIARIES" means the holders of the Class A Beneficiary Interests of each of the Sellers.
Section  1.02     "CLASS  B  BENEFICIARIES"  means  the  holders  of the Class B
Subordinated  Beneficiary  Interests  of  each  of  the  Sellers.
Section 1.03 "MANAGING TRUSTEE" means the managing trustee of Sellers, AFG ASIT Corporation.
Section 1.04 "MEMBERSHIP INTERESTS" means all of the outstanding membership interests of Purchaser held by Sellers.
Section 1.05 "PURCHASE FEES" means any and all fees that were paid by the Sellers to the Managing Trustee in connection with the purchase of the Sellers' Membership Interests.
     Section 1.06 "SALE FEE" means fees payable to the Managing Trustee in connection with the sale of the Sellers' assets, including the Membership Interests pursuant to the respective trust agreements governing the Sellers.

                                   ARTICLE II.
            PURCHASE AND SALE OF MEMBERSHIP INTERESTS; PURCHASE PRICE
            ---------------------------------------------------------
     Section 2.01 Purchase and Sale of Membership Interests. Upon the terms and conditions set forth in this Agreement, Purchaser shall repurchase from each of the Sellers, each of its entire right, title and interest in and to the Membership Interests as listed on Annex A. The Sellers acknowledge that the
                                      -------
Membership Interests transferred under this Agreement shall be transferred in full to Purchaser such that upon the completion of the sale, the Sellers shall no longer have any Membership Interests in Purchaser.
Section 2.02 Purchase Price. In consideration of the sale by the Sellers of the Membership Interests, Purchaser shall pay to each Seller the amount paid to purchase such Membership Interests, less any dividends paid, plus the Purchase Fees relating to the purchase of such Membership Interests by such Seller. The Managing Trustee has agreed to waive the Sale Fee that would otherwise be due to it under the terms of each of the Sellers' trust agreements in connection with the sale of each of the Sellers' Membership Interests.
Section 2.03 Waiver of Legal Opinion. The parties hereto each hereby waive delivery of a written opinion of counsel regarding the purchase and sale of the Membership Interests contemplated hereby pursuant to Sections 8.1 and 10.7 of the Purchaser's Operating Agreement, dated December 13, 200.
                                  ARTICLE III.
          REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND PURCHASERS
          ------------------------------------------------------------
     Section 3.01 Representations and Warranties of the Sellers. Each of the Sellers hereby represents and warrants to Purchaser that (a) it has valid title to the Membership Interests, (b) it is a trust, validly existing and in good standing under the laws of the State of Delaware, (c) it has the requisite trust power and authority to execute and to deliver this Agreement and to perform its obligations hereunder, (d) neither the execution and delivery of this Agreement, nor the performance by it of the transactions contemplated hereby, will conflict with or violate any provision of its declaration of trust, result in any violation of, or breach of any of the terms or provisions of, constitute a default under, accelerate any obligations under, or conflict with any agreements or instruments to which it is a party or by which it or its properties are bound, or materially violate any material law applicable or binding upon it or the Membership Interests, and (e) once executed, this
Agreement  shall  be  remain  in  full  force  and  effect  and the terms of the transaction  consummated  so  as  to  effect  the original intent of the parties hereto.
Section 3.02 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Sellers that (a) it is a limited liability company, validly existing and in good standing under the laws of the State of Delaware, (b) it has the requisite power and authority to execute and to deliver this Agreement and to perform its obligations hereunder, (c) neither the execution and delivery of this Agreement, nor the performance by it of the transactions contemplated hereby, will conflict with or violate any provision of its operating agreement, result in any violation of, or breach of any of the terms or provisions of, constitute a default under, accelerate any obligations under, or conflict with any agreements or instruments to which it is a party or by which it or its properties are bound, or materially violate any material law applicable or binding upon it, and (d) once executed, this Agreement shall be remain in full force and effect and the terms of the transaction consummated so as to effect the original intent of the parties hereto.
                                   ARTICLE IV.
                               GENERAL PROVISIONS
                               ------------------
     Section 4.01 Headings. The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
Section 4.02 Severability. If any term or other provisions of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the essential economic or legal substance of the transactions contemplated hereby is not affected. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.
Section 4.03 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect tot he subject matter hereof and supersedes all prior agreements and undertakings, oral and written, between the parties hereto with respect to the subject matter hereof.
Section 4.04. Governing Law. This Agreement shall be governed by, and construed in accordance with the substantive laws of the State of New York without reference to choice of law principles. All actions, claims and disputes arising out of or relating to this offer letter shall be heard and determined by the courts in the Southern District of New York and the parties hereto each hereby irrevocably submit to the jurisdiction of such courts in any action or proceeding and waive the defense of an inconvenient forum to the maintenance of any such action or proceeding.
Section 4.05 Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Execution of this Agreement may be made by facsimile signature, which, for all purposes, shall be deemed to be an original signature.

IN WITNESS WHEREOF, the parties hereto have cause this Membership Interest Purchase Agreement to be executed as of the date first above written. AFG INVESTMENT TRUST A
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:  James  A.  Coyne
Title:   Senior  Vice  President
AFG  INVESTMENT  TRUST  B
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:  James  A.  Coyne
Title:   Senior  Vice  President
MILPI  HOLDINGS,  LLC
By:     AFG  INVESTMENT  TRUST  A,  its  Member
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:
Title:
By:     AFG  INVESTMENT  TRUST  B,  its  Member
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:
Title:
By:     AFG  INVESTMENT  TRUST  C,  its  Member
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:
Title:
By:  AFG  INVESTMENT  TRUST  D,  its  Member
By:  AFG  ASIT  Corporation,  its  Managing  Trustee
By:
Name:
Title:

                                                          ANNEX G
IMPERIAL
CAPITAL,  LLC

150  SOUTH  RODEO  DRIVE.  SUITE  100  BEVERLY  HILLS,  CA  90212
310-246-3700  800-929-2299  FAX  310-246-3794



May  20,  2002

AFG  INVESTMENT  TRUST  C  AND
AFG  INVESTMENT  TRUST  D
200  Nyala  Farms
Westport,  Connecticut  06880

Gentlemen:

     You have requested our opinion as to the fairness, from a financial point of view, to AFG Investment Trust C and AFG Investment Trust D (the "Trusts"), of the aggregate consideration to be paid by MILPI Holdings LLC ("MILPI"), a joint venture among AFG Investment Trust A and AFG Investment Trust B (the "Sellers") and the Trusts, in connection with the repurchase of the membership interests in MILPI (the "Transaction") currently owned by the Sellers (the "Membership Interests"). We understand that MILPI is a holding company whose sole asset is its wholly-owned subsidiary, PLM International, Inc. ("PLM"). Therefore, in order to form our opinion as to the fairness, from a financial point of view, of the Transaction, with your consent, we performed our analysis on the operations and projections of PLM and have attributed no positive or negative value to MILPI, other than with respect to PLM. Pursuant to the Transaction, MILPI will pay cash consideration equal to $5,931,578 (the "Consideration") to the Sellers for the Membership Interests. The Sellers and the Trusts are affiliated with Semele Group Inc., which is also indirectly affiliated with PLM.
In  connection  with  the  rendering  of  this  opinion,  we  have:
(i) Analyzed certain historical business and financial information relating to PLM, including a draft of PLM's annual financial statements for the year ended December 31, 2001 and balance sheet for March 31, 2002, which was provided by management of PLM;
(ii) Reviewed certain information including financial forecasts, relating to the business, earnings, taxes and cash flow, furnished to us by management of PLM;
(iii) Reviewed certain publicly available business and financial information relating to PLM that we deemed relevant;
(iv) Conducted discussions with members of senior management of PLM concerning the matters described in clauses (i), (ii) and (iii) above, as well as the prospects and strategic objectives of PLM and expected cost and corporate overhead savings as PLM's investment vehicles continue to liquidate;
(v) Reviewed public information with respect to certain other companies with financial profiles which we deemed to be relevant;
(vi) Reviewed the historical market prices and trading activity for PLM's common stock through the date of PLM's merger with MILPI Acquisition Corp. (a wholly-owned subsidiary of MILPI), an affiliate of Semele Group Inc.;
(vii) Reviewed the results of the sale process in which PLM was sold to MILPI Acquisition Corp.; and
(viii) Conducted such other financial studies, analyses and investigation and took into account such other matters as we deemed necessary, including our assessment of general economic, market and monetary conditions.

     With your consent, we have relied upon the accuracy and completeness of the foregoing financial and other information and have not assumed responsibility for independent verification of such information or conducted any independent valuation or appraisal of any assets of MILPI or PLM, nor have we been furnished with any such appraisals. With respect to the financial forecasts, we have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of MILPI and PLM as to the future financial performance of PLM. We have also relied upon the assurances of senior management of PLM that they are unaware of any facts that would make the information or financial forecasts provided to us incomplete or misleading. We assume no responsibility for, and express no view as to such forecasts or the assumptions on which they are based.
Our opinion expressed herein has been prepared for the information of the Trusts, and our opinion is rendered in connection with the repurchase of the Membership Interests. This opinion does not constitute a recommendation to the Sellers as to whether they should sell the Membership Interests to MILPI. This opinion does not address the business decision or the basis for recommendation to engage in the Transaction or address the relative merits of any alternatives discussed by the Trusts. No opinion is expressed herein, nor should one be implied, as to the fair market value of MILPI's membership interests or the prices at which they may trade at any time. It is understood that this opinion may not be disclosed or otherwise referred to or used for any other purpose without our prior written consent, except as may otherwise be required by law or by a court of competent jurisdiction; provided, however, that this opinion may be reproduced in full in the Solicitation Statements of the Trusts related to the Transaction.
In the ordinary course of its business and in accordance with applicable state and federal securities laws, Imperial Capital, LLC may make a market in securities of Semele Group Inc., the Sellers, or the Trusts and may trade the securities of Semele Group Inc. or any of its affiliates including the Sellers and the Trusts for its own account and for the accounts of customers and, accordingly, may at any time hold long or short positions in such securities. Imperial Capital, LLC previously acted as financial advisor to PLM and certain affiliates of PLM in connection with the sale of PLM to MILPI Acquisition Corp. and received a fee in connection with the rendering of fairness opinions to PLM and certain affiliates of PLM in connection with such sale. Additionally, Imperial Capital, LLC has performed investment banking services for affiliates of MILPI and the Sellers in the past. As of the date hereof, Imperial Capital, LLC and its affiliates own approximately 4% of the common stock of Semele Group Inc., based on the number of shares publicly reported by Semele Group Inc. to be outstanding.
Based on and subject to the foregoing, we are of the opinion that as of the date hereof, the Consideration to be paid by MILPI in the Transaction is fair to the Trusts from a financial point of view.
Very  truly  yours,


/s/  Imperial  Capital,  LLC
Imperial  Capital,  LLC

The following projections were provided to Imperial Capital in order to assist it in rendering the foregoing fairness opinion. They were prepared strictly for purpose of internal review and have not been reviewed by independent auditors or outside counsel. They constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements should therefore be considered in light of various important factors, including those set forth in the Solicitation Statement.



PLM EQUIPMENT GROWTH FUND I
Income Forecast
10/8/2002

OPERATING REVENUES
                               9/30/2002  12/31/2002  3/31/2003  6/30/2003  9/30/2003  12/31/2003  3/31/2004  6/30/2004  9/30/2004
-----------------------------  ---------  ----------  ---------  ---------  ---------  ----------  ---------  ---------  ---------
  Annual Revenue                       -           -          -          -          -           -          -          -          -
  Containers Revenue               6,006       5,112      4,322      3,687      2,899       1,243          -          -          -
  MODU Revenue
  Railcars Revenue             1,243,941   1,265,780  1,357,338  1,341,806  1,350,584   1,319,399  1,341,324  1,336,349  1,325,657
  Trailers Revenue                     -           -          -          -          -           -          -          -          -
  Vessels Revenue                882,464     882,464    863,280    872,872    882,464     882,464    872,872    872,872    882,464
  Other
  Interest/Other Revenue               -           -          -          -          -           -          -          -          -
-----------------------------  ---------  ----------  ---------  ---------  ---------  ----------  ---------  ---------  ---------
  Total                        2,132,411   2,153,356  2,224,940  2,218,365  2,235,948   2,203,105  2,214,196  2,209,221  2,208,121

OPERATING EXPENSES
Direct Operating Expenses
  Air Expenses                         -           -          -          -          -           -          -          -          -
  Container Expenses                 279         279        279        279        279         279          -          -          -
  Rail Expenses                  483,957     483,957    491,113    491,113    486,267     482,023    495,208    494,585    491,102
  Trailer Expense                      -           -          -          -          -           -          -          -          -
  Vessel Expenses                680,800     680,800    666,000    673,400    680,800     680,800    673,400    673,400    680,800
-----------------------------  ---------  ----------  ---------  ---------  ---------  ----------  ---------  ---------  ---------
     Total                     1,165,036   1,165,036  1,157,392  1,164,792  1,167,346   1,163,102  1,168,608  1,167,985  1,171,902

   Indirect Operating Expense
  Legal                            1,941       2,013      2,381      1,199      1,894       1,942      2,280      1,164      1,840
  Audit                           12,545      12,545          -          -          -           -          -          -          -
  Insurance                       10,078      13,464     40,097      7,092      9,835      12,994     38,389      6,884      9,553
  Other                           89,030     131,709     35,301     31,761     44,784      44,339     34,218     31,109     32,643
  Management Fees                 85,378      82,859     98,977    101,352    101,209      98,073     97,070    100,208     99,218
  Interest Expense                     -           -          -          -          -           -
     Total                       198,973     242,589    176,756    141,403    157,722     157,348    171,956    139,364    143,254
-----------------------------  ---------  ----------  ---------  ---------  ---------  ----------  ---------  ---------  ---------

  Total All Expenses           1,364,009   1,407,625  1,334,148  1,306,196  1,325,067   1,320,450  1,340,564  1,307,349  1,315,157
-----------------------------  ---------  ----------  ---------  ---------  ---------  ----------  ---------  ---------  ---------

NET OPERATING CASH FLOW          768,402     745,731    890,791    912,170    910,881     882,656    873,632    901,872    892,964








PLM EQUIPMENT GROWTH FUND I
Income Forecast
10/8/2002

OPERATING REVENUES
                               12/31/2004   3/31/2005   6/30/2005  9/30/2005  12/31/2005  3/31/2004  3/31/2004
-----------------------------  -----------  ----------  ---------  ---------  ----------  ---------  ---------
  Annual Revenue                        -           -           -          -           -          -          -
  Containers Revenue                    -           -           -          -           -          -          -
  MODU Revenue
  Railcars Revenue                      -           -           -          -           -          -          -
  Trailers Revenue                      -           -           -          -           -          -          -
  Vessels Revenue                 882,464           -           -          -           -          -          -
  Other
  Interest/Other Revenue                -           -           -          -           -          -          -
-----------------------------  -----------  ----------  ---------  ---------  ----------  ---------  ---------
  Total                           882,464           -           -          -           -          -          -


OPERATING EXPENSES
Direct Operating Expenses
  Air Expenses                          -           -           -          -           -          -          -
  Container Expenses                    -           -           -          -           -          -          -
  Rail Expenses                         -           -           -          -           -          -          -
  Trailer Expense                       -           -           -          -           -          -          -
  Vessel Expenses                 680,800           -           -          -           -          -          -
-----------------------------  -----------  ----------  ---------  ---------  ----------  ---------  ---------
     Total                        680,800           -           -          -           -          -          -

   Indirect Operating Expense
  Legal                             1,897          30           -          -           -          -          -
  Audit                                 -           -           -          -           -          -          -
  Insurance                        12,691         511           -          -           -          -          -
  Other                            32,547         308           -          -           -          -          -
  Management Fees                  75,612         (85)          -          -           -          -          -
  Interest Expense
-----------------------------  -----------  ----------  ---------  ---------  ----------  ---------  ---------
     Total                        122,748         764           -          -           -          -          -

  Total All Expenses              803,548         764           -          -           -          -          -
-----------------------------  -----------  ----------  ---------  ---------  ----------  ---------  ---------

NET OPERATING CASH FLOW            78,916        (764)          -          -           -          -          -


PLM EQUIPMENT GROWTH FUND I
Income Forecast

OPERATING REVENUES

  Annual Revenue               IRR
  Containers Revenue
  MODU Revenue                 6.07%
  Railcars Revenue
  Trailers Revenue
  Vessels Revenue
  Other
  Interest/Other Revenue       Assume 3% of prev. qtr's balance
  Total
-----------------------------

OPERATING EXPENSES
Direct Operating Expenses
  Air Expenses
  Container Expenses
  Rail Expenses
  Trailer Expense
  Vessel Expenses
     Total
-----------------------------

   Indirect Operating Expense
  Legal
  Audit
  Insurance
  Other
  Management Fees
  Interest Expense
     Total
-----------------------------

  Total All Expenses

NET OPERATING CASH FLOW




PLM EQUIPMENT GROWTH FUND I
Reconciliation Of Cash balances
10/8/2002
                                       9/30/2002  12/31/2002   3/31/2003   6/30/2003  9/30/2003  12/31/2003   3/31/2004
-------------------------------------  ---------  ----------  -----------  ---------  ---------  ----------  -----------

BEGINNING CASH BALANCE                 4,761,703   5,531,493   6,285,551           -    916,334   1,929,933   2,909,000

Net Operating Cash Flow                  768,402     745,731     890,791     912,170    910,881     882,656     873,632

Non-Operating Cash Flow                        -           -           -           -          -           -           -

Dry-dock Accrual Addback                       -           -           -           -          -           -           -
Actual Dry-dock/Other                          -           -           -           -          -           -           -

Cash Flows From Financing Activities:

    Proceeds from Notes Payable
    Principal Payments on Notes
    Debt fees
    Normal Distributions                       -           -           -           -          -           -           -
    Special Distributions                      -           -  (7,335,578)          -          -           -  (3,794,270)
    Repurchase of Units

Cash Flows from Investing Activities:

    Current Quarter Purchases
    Fees on Purchases
    Capitalized Costs
    Proceeds from Liquidations             1,388       8,327     159,235       4,164    102,719      96,411      11,637
-------------------------------------  ---------  ----------  -----------  ---------  ---------  ----------  -----------
Net Change in Cash                       769,790     754,058  (6,285,551)    916,334  1,013,600     979,067  (2,909,000)

ENDING CASH BALANCE                    5,531,493   6,285,551           -     916,334  1,929,933   2,909,000           -


PLM EQUIPMENT GROWTH FUND I
Reconciliation Of Cash balances

                                       6/30/2004  9/30/2004  12/31/2004   3/31/2005

BEGINNING CASH BALANCE                         -    913,056   1,859,664   11,178,242

Net Operating Cash Flow                  901,872    892,964      78,916         (764)

Non-Operating Cash Flow                        -          -           -            -

Dry-dock Accrual Addback                       -          -           -            -
Actual Dry-dock/Other                          -          -           -            -

Cash Flows From Financing Activities:

    Proceeds from Notes Payable
    Principal Payments on Notes
    Debt fees
    Normal Distributions                       -          -           -            -
    Special Distributions                      -          -           -  (11,177,477)
    Repurchase of Units

Cash Flows from Investing Activities:

    Current Quarter Purchases
    Fees on Purchases
    Capitalized Costs
    Proceeds from Liquidations            11,184     53,644   9,239,661            -
-------------------------------------  ---------  ---------  ----------  ------------
Net Change in Cash                       913,056    946,608   9,318,578  (11,178,242)


ENDING CASH BALANCE                      913,056  1,859,664  11,178,242            -



PLM EQUIPMENT GROWTH FUND II
Income Forecast
10/8/2002

OPERATING REVENUES
                                09/30/02   12/31/02  03/31/03  06/30/03   09/30/03  12/31/03  03/31/04   TOTALS
------------------------------  ---------  --------  --------  ---------  --------  --------  --------  ---------
   Aircraft Revenue                     -         -         -         -          -         -         -          -
   Containers Revenue                   -         -         -         -          -         -         -          -
   Railcars Revenue               309,342   303,168         -         -          -         -         -    612,509
   Trailers Revenue               419,505   415,232   196,138         -          -         -         -  1,030,875
   Vessels Revenue                      -
   Interest Revenue                23,502    26,869    29,884         -          -         -         -     80,255
   Other                                -
------------------------------  ---------  --------  --------  ---------  --------  --------  --------  ---------
       Total                      752,349   745,269   226,022         -          -         -         -  1,723,639


OPERATING EXPENSES
    Direct Operating Expenses
   Air Expenses                         -         -         -         -          -         -         -          -
   Container Expenses                   -         -         -         -          -         -         -          -
   Rail Expenses                  191,975   191,975         -         -          -         -         -    383,950
   Trailer Expense                204,523   225,636    97,990         -          -         -         -    528,150
------------------------------  ---------  --------  --------  ---------  --------  --------  --------  ---------
      Total                       396,498   417,611    97,990         -          -         -         -    912,100

    Indirect Operating Expense
   Legal                            1,095       690       280       790          -         -         -      2,854
   Audit                           13,139    13,139         -         -          -         -         -     26,278
   Insurance                       10,115     7,603     8,753    10,115          -         -         -     36,585
   Other                           64,485    98,695         -         -          -         -         -    163,180
   Management Fees                 42,629    41,983     9,807         -          -         -         -     94,419
   Interest Expense                     -         -         -         -          -         -         -          -
------------------------------  ---------  --------  --------  ---------  --------  --------  --------  ---------
      Total                       131,462   162,110    18,840    10,905          -         -         -    323,317


   Total All Expenses             527,960   579,721   116,830    10,905          -         -         -  1,235,416
------------------------------  ---------  --------  --------  ---------  --------  --------  --------  ---------

NET OPERATING CASH FLOW           224,388   165,547   109,192   (10,905)         -         -         -    488,223



PLM EQUIPMENT GROWTH FUND II
Reconciliation of Cash balances
10/8/2002

                                       9/30/2002  12/31/2002  3/31/2003    6/30/2003    9/30/2003  12/31/2003  3/31/2004
-------------------------------------  ---------  ----------  ----------  ------------  ---------  ----------  ----------
BEGINNING CASH BALANCE                 2,014,277   2,284,830   2,496,542   11,607,871           -           -          -

Net Operating Cash Flow                  224,388     165,547     109,192      (10,905)          -           -          -

Non-Operating Cash Flow

Dry-dock Accrual Addback
Actual Dry-dock/Other

Cash Flows From Financing Activities:

Proceeds from Notes Payable
Principal Payments on Notes
Debt fees
Cash Distributions                             -           -           -            -           -           -          -
Special Distributions                          -           -           -  (11,596,967)          -           -          -
Repurchase of Units

Cash Flows from Investing Activities:

Current Quarter Purchases
Fees on Purchases
Capitalized Costs
Proceeds from Liquidations                46,164      46,164   9,002,138            -           -           -          -
-------------------------------------  ---------  ----------  ----------  ------------  ---------  ----------  ----------
Net Change in Cash                       270,553     211,712   9,111,330  (11,607,871)          -           -          -


ENDING CASH BALANCE                    2,284,830   2,496,542  11,607,871           (0)          -           -          -




PLM EQUIPMENT GROWTH FUND III
Income Forecast
10/8/2002

OPERATING REVENUES
                               09/30/02   12/31/02  3/31/03  06/30/03  09/30/03  12/31/03  03/31/04
-----------------------------  ---------  --------  -------  --------  --------  --------  --------

  Aircraft Revenue                     -         -        -         -         -         -         -
  Containers Revenue                   -         -        -         -         -         -         -  IRR
  Railcars Revenue                     -         -        -         -         -         -         -  -0.01%
  Trailers Revenue                     -         -        -         -         -         -         -
  Vessels Revenue                      -         -        -         -         -         -         -
  Other
  Interest Revenue                53,255    60,300   63,141         -         -         -         -      3%
-----------------------------  ---------  --------  -------  --------  --------  --------  --------
      Total                       53,255    60,300   63,141         -         -         -         -


OPERATING EXPENSES

    Direct Operating Expenses
-----------------------------  ---------  --------  -------  --------  --------  --------  --------
  Air Expenses                         -         -        -         -         -         -         -
  Container Expenses                   -         -        -         -         -         -         -
  Rail Expenses                        -         -        -         -         -         -
  Trailer Expense                      -         -        -         -         -         -         -
  Vessel Expenses                      -         -        -         -         -         -         -
-----------------------------  ---------  --------  -------  --------  --------  --------  --------
     Total                             -         -        -         -         -         -         -


   Indirect Operating Expense
  Legal
  Audit                                -         -        -         -         -         -         -
  Insurance                            -         -        -         -         -         -         -
  Other                                -         -        -         -         -         -         -
  Management Fees                      -         -        -         -         -         -         -
  Interest Expense                     -         -        -         -         -         -         -
-----------------------------  ---------  --------  -------  --------  --------  --------  --------
     Total                             -         -        -         -         -         -         -

  Total All Expenses                   -         -        -         -         -         -         -
-----------------------------  ---------  --------  -------  --------  --------  --------  --------

NET OPERATING CASH FLOW           53,255    60,300   63,141         -         -         -         -



PLM EQUIPMENT GROWTH FUND III
Reconciliation Of Cash balances
10/8/2002

                                         09/30/02    12/31/02    03/31/03    06/30/03  09/30/03  12/31/03  03/31/04
-------------------------------------  ------------  ---------  -----------  --------  --------  --------  --------

BEGINNING CASH BALANCE                   7,691,396   8,388,651   8,448,951          -         -         -         -

Net Operating Cash Flow                     53,255      60,300      63,141          -         -         -         -

Non-Operating Cash Flow                          -           -           -          -         -         -         -

Dry-dock Accrual Addback                         -           -           -          -         -         -         -
Actual Dry-dock/Other                            -           -           -          -         -         -         -

Cash Flows From Financing Activities:

    Proceeds from Notes Payable
    Principal Payments on Notes                  -           -           -          -         -         -         -
    Debt fees
    Cash Distributions                           -           -           -          -         -         -         -
    Special Distributions              (10,000,000)          -  (8,512,092)         -         -         -         -
    Repurchase of Units

Cash Flows from Investing Activities:

    Current Quarter Purchases
    Fees on Purchases
    Capitalized Costs
    Proceeds from Liquidations          10,644,000           -           -          -         -         -         -
-------------------------------------  ------------  ---------  -----------  --------  --------  --------  --------
NET CHANGE IN CASH                         697,255      60,300  (8,448,951)         -         -         -         -


ENDING CASH BALANCE                      8,388,651   8,448,951           -          -         -         -         -



PLM EQUIPMENT GROWTH FUND IV
Income Forecast

OPERATING REVENUES            09/30/02  12/31/02  03/31/03  06/30/03  09/30/03  12/31/03  03/31/04
----------------------------  --------  --------  --------  --------  --------  --------  --------

  Aircraft Revenue                   -         -         -         -         -         -         -
  Containers Revenue                 -         -         -         -         -         -         -  IRR
  Railcars Revenue             647,349         -         -         -         -         -         -  -4.74%
  Trailers Revenue                   -         -         -         -         -         -         -
  Vessels Revenue                    -         -         -         -         -         -         -
  Other
  Interest Revenue              39,995    43,737    71,940         -         -         -         -
----------------------------  --------  --------  --------  --------  --------  --------  --------
      Total                    687,343    43,737    71,940         -         -         -         -


OPERATING EXPENSES
Direct Operating Expenses
  Air Expenses                       -         -         -         -         -         -         -
  Container Expenses                 -         -         -         -         -         -         -
  Rail Expenses                167,969         -         -         -         -         -         -
  Trailer Expense                    -         -         -         -         -         -         -
  Vessel Expenses                    -         -         -         -         -         -         -
----------------------------  --------  --------  --------  --------  --------  --------  --------
  Total                        167,969         -         -         -         -         -         -


Indirect Operating Expense
  Legal                              -         -         -         -         -         -         -
  Audit
  Insurance                          -         -         -         -         -         -         -
  Other                              -         -         -         -         -         -         -
  Management Fees                    -         -         -         -         -         -         -
  Interest Expense                   -         -         -         -         -         -         -
----------------------------  --------  --------  --------  --------  --------  --------  --------
  Total                              -         -         -         -         -         -         -


  Total All Expenses           167,969         -         -         -         -         -         -
----------------------------  --------  --------  --------  --------  --------  --------  --------

  NET OPERATING CASH FLOW      519,374    43,737    71,940         -         -         -         -



PLM EQUIPMENT GROWTH FUND IV
Reconciliation Of Cash balances

                                       09/30/02    12/31/02     03/31/03    06/30/03  09/30/03  12/31/03  03/31/04
-------------------------------------  ---------  ----------  ------------  --------  --------  ----------  --------

BEGINNING CASH BALANCE                 5,571,856   6,091,230   13,092,867          -         -         -         -

Net Operating Cash Flow                  519,374      43,737       71,940          -         -         -         -

Non-Operating Cash Flow

Dry-dock Accrual Addback                       -           -            -          -         -         -         -
Actual Dry-dock/Other                          -           -            -          -         -         -         -

Cash Flows From Financing Activities:

    Proceeds from Notes Payable
    Principal Payments on Notes
    Debt fees
    Cash Distributions                         -           -            -          -         -         -         -
    Special Distributions                      -           -  (13,164,807)         -         -         -         -
    Repurchase of Units

Cash Flows from Investing Activities:

    Current Quarter Purchases
    Fees on Purchases
    Capitalized Costs
    Proceeds from Liquidations                 -   6,957,900            -          -         -         -         -
-------------------------------------  ---------  ----------  ------------  --------  --------  ----------  --------
Net Change in Cash                       519,374   7,001,637  (13,092,867)         -         -         -         -

ENDING CASH BALANCE                    6,091,230  13,092,867            -          -         -         -         -




PLM EQUIPMENT GROWTH FUND V
INCOME FORECAST
OPERATING REVENUES             09/30/02   12/31/02   03/31/03   06/30/03   09/30/03   12/31/03   03/31/04   06/30/04   09/30/04
----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Aircraft Revenue              1,956,074  1,197,146  1,190,737  1,065,293    851,218    843,917    836,292    819,084    713,499
Containers Revenue               57,138     52,694     49,932     46,994     46,389     43,376     42,218     39,272     39,128
Railcars Revenue                501,638    497,818    500,203    489,859    494,616    481,030    499,140    497,766    490,395
Trailers Revenue                104,698    104,698     99,422     99,422     99,422     97,393     86,580     82,816     79,052
Vessels Revenue               1,070,696  1,070,696          -          -          -          -          -          -          -
Redeployment (Net)              195,000    195,000    195,000    195,000    195,000    195,000    195,000    195,000    195,000
Interest Revenue                157,819    156,667    181,105    241,427    329,478    411,759    462,840    469,823    491,304
Other
----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total                        4,043,064  3,274,719  2,216,399  2,137,993  2,016,123  2,072,475  2,122,070  2,103,762  2,008,377


OPERATING EXPENSES
  Direct Operating Expenses
Air Expenses                     67,641     67,224     91,614     26,895     34,231     34,020     46,363     23,776     27,811
Container Expenses                  773        773        796        796        796        796        820        820        820
Rail Expenses                   151,315    153,029    157,735    169,652    155,855    157,620    162,467    174,741    160,530
Trailer Expense                  33,957     33,957     33,957     33,957     33,957     33,957     32,571     31,185     29,799
Vessel Expenses                 611,800    611,800          -          -          -          -          -          -          -
Other
----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total                        865,486    866,783    284,101    231,300    224,838    226,393    242,220    230,522    218,960


Indirect Operating Expenses
Legal                             5,051      4,421      7,114      2,936      3,076      2,996      4,812      2,765      2,798
Audit                            19,128     19,128     19,702     19,702     19,702     19,702     20,293     20,293     20,293
Insurance                         9,981     11,999     43,390      6,553      6,078      8,131     29,350      6,172      5,529
Other                           161,403    148,973    168,675    158,088    131,145    127,392    155,929    155,274    127,592
Management Fees                 203,712    165,460    111,562    104,619     94,428     93,079     93,596     92,542     84,057
Interest Expense                 59,375     56,250     53,125     50,000     46,875     43,750     40,625     37,500     34,375
----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total                        458,649    406,231    403,567    341,898    301,303    295,050    344,605    314,546    274,645


Total All Expenses            1,324,135  1,273,013    687,668    573,197    526,142    521,442    586,825    545,068    493,604
----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

NET  OPERATING
 CASH FLOWS                   2,718,928  2,001,706  1,528,731  1,564,796  1,489,981  1,551,033  1,535,245  1,558,694  1,514,772


PLM EQUIPMENT GROWTH FUND V
INCOME FORECAST
OPERATING REVENUES             12/31/04
Aircraft Revenue                651,456
Containers Revenue                    -
Railcars Revenue                495,010
Trailers Revenue                 75,601
Vessels Revenue                       -
Redeployment (Net)              195,000
Interest Revenue                518,574
Other
----------------------------  ---------
 Total                        1,935,642
----------------------------  ---------
OPERATING EXPENSES
  Direct Operating Expenses
Air Expenses                     23,937
Container Expenses                    -
Rail Expenses                   162,349
Trailer Expense                  28,413
Vessel Expenses                       -
Other
----------------------------  ---------
   Total                        214,699


Indirect Operating Expenses
Legal                             2,562
Audit                            20,293
Insurance                         6,952
Other                           121,815
Management Fees                  80,754
Interest Expense                 31,250
----------------------------  ---------
   Total                        263,625


Total All Expenses              478,324
----------------------------  ---------

NET  OPERATING
 CASH FLOWS                   1,457,318





PLM EQUIPMENT GROWTH FUND V
INCOME FORECAST
OPERATING REVENUES             03/31/05   06/30/05   09/30/05   12/31/05   03/31/06   06/30/06   09/30/06   12/31/06  03/31/07
Aircraft Revenue                315,000    315,000    315,000    315,000    315,000    315,000    315,000    315,000         -
Containers Revenue                    -          -          -          -          -          -          -          -         -
Railcars Revenue                488,419    491,972    477,450    461,027    481,575    478,852    470,367          -         -
Trailers Revenue                 70,922     67,852     64,782     61,712     57,667     55,264     52,861     25,830         -
Vessels Revenue                       -          -          -          -          -          -          -          -         -
Redeployment (Net)              195,000    195,000    195,000    195,000    195,000    195,000    195,000     97,500         -
Interest Revenue                553,367    578,497    577,812    577,556    577,351    576,824    576,161    575,822         -
Other
----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
 Total                        1,622,709  1,648,320  1,630,044  1,610,294  1,626,593  1,620,940  1,609,389  1,014,152         -


OPERATING EXPENSES
  Direct Operating Expenses
Air Expenses                     22,333     11,453     16,984     16,879     23,003     11,797     17,494     17,386         -
Container Expenses                    -          -          -          -          -          -          -          -         -
Rail Expenses                   167,341    179,983    165,346    167,219    167,813    180,835    165,209          -         -
Trailer Expense                   7,258     26,103     24,948     23,793     22,638     21,714     20,790     19,866         -
Vessel Expenses                       -          -          -          -          -          -          -          -         -
Other
----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total                        216,932    217,539    207,278    207,891    213,455    214,346    203,493     37,252         -


Indirect Operating Expenses
Legal                             3,405      1,956      2,219      2,159      3,478      2,000      2,269      2,207         -
Audit                            20,902     20,902     20,902     20,902     21,529     21,529     21,529     21,529         -
Insurance                        20,765      4,367      4,385      5,860     21,215      4,463      4,484      5,990         -
Other                           146,335    145,356    119,621    115,859    146,583    145,606    120,012    113,366         -
Management Fees                  63,235     63,331     62,161     60,857     62,094     61,783     61,069     21,916         -
Interest Expense                 28,125     25,000     21,875     18,750     15,625     12,500      9,375      6,250     3,125
----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
   Total                        282,767    260,911    231,163    224,387    270,524    247,881    218,738    171,259     3,125


Total All Expenses              499,699    478,451    438,441    432,279    483,979    462,227    422,230    208,511     3,125
----------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

NET  OPERATING
 CASH FLOWS                   1,123,010  1,169,870  1,191,603  1,178,015  1,142,614  1,158,714  1,187,159    805,642    (3,125)






PLM EQUIPMENT GROWTH FUND V
Reconciliation Of Cash Balances


                                               09/30/02     12/31/02     03/31/03     06/30/03     09/30/03     12/31/03
                                              -----------  -----------  -----------  -----------  -----------  -----------

BEGINNING CASH BALANCE                        11,143,956   13,922,778   15,053,969   23,574,333   29,142,083   36,739,379
                                                       -            -            -            -            -            -
Net Operating Cash Flow                        2,718,928    2,001,706    1,528,731    1,564,796    1,489,981    1,551,033

Non-Operating Cash Flow                          243,638      249,774      256,182      147,876      154,866      162,167
paradise repayment
Dry-dock Accrual Addback                               -            -            -            -            -            -
Actual Dry-dock/Other                                  -            -            -            -            -            -

Cash Flows From Financing Activities:
Management fee deferral                           50,928       41,365       27,890       26,155       23,607       23,270
    Proceeds from Notes Payable                        -            -            -            -            -            -
    Principal Payments on Notes                 (250,000)    (250,000)    (250,000)    (250,000)    (250,000)    (250,000)
    Mandatory Prepayments       60%                    -            -            -            -            -            -
    Cash Distributions                                 -     (954,306)    (954,306)    (954,306)    (954,306)    (954,306)
    Special Distributions                              -            -            -            -            -            -
    Repurchase of Units
Redemption of units-Class Action settlement
Cash Flows from Investing Activities:

    Current Quarter Purchases                          -            -            -            -            -            -
    Fees on Purchases                                  -            -            -            -            -            -
    Capitalized Costs                                  -            -            -            -            -            -
    Proceeds from Liquidations                    15,327       42,653    7,911,867    5,033,230    7,133,148       43,543
--------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Net Change in Cash                             2,778,822    2,778,822    2,778,822    2,778,822    2,778,822    2,778,822


ENDING CASH BALANCE                           13,922,778   16,701,600   17,832,790   26,353,154   31,920,905   39,518,200


PLM EQUIPMENT GROWTH FUND V
Reconciliation Of Cash Balances


                                               03/31/04     06/30/04     09/30/04     12/31/04
                                              -----------  -----------  -----------  -----------

BEGINNING CASH BALANCE                        37,315,084   37,856,671   40,751,911   42,219,939
                                                       -            -            -            -
Net Operating Cash Flow                        1,535,245    1,558,694    1,514,772    1,457,318

Non-Operating Cash Flow                          169,793      177,757       (9,410)      (9,410)
paradise repayment
Dry-dock Accrual Addback                               -            -            -            -
Actual Dry-dock/Other                                  -            -            -            -

Cash Flows From Financing Activities:
Management fee deferral                           23,399       23,136            -            -
    Proceeds from Notes Payable                        -            -            -            -
    Principal Payments on Notes                 (250,000)    (250,000)    (250,000)    (250,000)
    Mandatory Prepayments       60%                    -            -            -            -
    Cash Distributions                          (954,306)    (954,306)    (954,306)    (954,306)
    Special Distributions                              -            -            -            -
    Repurchase of Units
Redemption of units-Class Action settlement
Cash Flows from Investing Activities:

    Current Quarter Purchases                          -            -            -            -
    Fees on Purchases                                  -            -            -            -
    Capitalized Costs                                  -            -            -            -
    Proceeds from Liquidations                    17,456    2,339,960    1,166,972    3,855,298
--------------------------------------------  -----------  -----------  -----------  -----------
Net Change in Cash                             2,778,822    2,778,822    2,778,822    2,778,822


ENDING CASH BALANCE                           40,093,906   40,635,492   43,530,733   44,998,761



PLM EQUIPMENT GROWTH FUND V
Reconciliation Of Cash Balances


                                               03/31/05     06/30/05     09/30/05     12/31/05     03/31/06     06/30/06
                                              -----------  -----------  -----------  -----------  -----------  -----------

BEGINNING CASH BALANCE                        46,318,838   46,240,632   46,209,285   46,199,672   46,176,471   46,115,369
                                                       -            -            -            -            -            -
Net Operating Cash Flow                        1,123,010    1,169,870    1,191,603    1,178,015    1,142,614    1,158,714

Non-Operating Cash Flow                           (9,410)      (9,410)      (9,410)      (9,410)      (9,410)      (9,410)
paradise repayment
Dry-dock Accrual Addback                               -            -            -            -            -            -
Actual Dry-dock/Other                                  -            -            -            -            -            -

Cash Flows From Financing Activities:
Management fee deferral                                -            -            -            -            -            -
    Proceeds from Notes Payable                        -            -            -            -            -            -
    Principal Payments on Notes                 (250,000)    (250,000)    (250,000)    (250,000)    (250,000)    (250,000)
    Mandatory Prepayments       60%                    -            -            -            -            -            -
    Cash Distributions                          (954,306)    (954,306)    (954,306)    (954,306)    (954,306)    (954,306)
    Special Distributions                              -            -            -            -            -            -
    Repurchase of Units
Redemption of units-Class Action settlement
Cash Flows from Investing Activities:
                                                       -
    Current Quarter Purchases                          -            -            -            -            -            -
    Fees on Purchases                                  -            -            -            -            -            -
    Capitalized Costs                                  -            -            -            -            -            -
    Proceeds from Liquidations                    12,500       12,500       12,500       12,500       10,000       10,000
                                              -----------  -----------  -----------  -----------  -----------  -----------
Net Change in Cash                             2,778,822    2,778,822    2,778,822    2,778,822    2,778,822    2,778,822


ENDING CASH BALANCE                           49,097,660   49,019,453   48,988,107   48,978,494   48,955,293   48,894,191


PLM EQUIPMENT GROWTH FUND V
Reconciliation Of Cash Balances


                                               09/30/06     12/31/06      03/31/07
                                              -----------  -----------  ------------

BEGINNING CASH BALANCE                        46,070,367   46,061,209    53,955,862
                                                       -            -             -
Net Operating Cash Flow                        1,187,159      805,642        (3,125)

Non-Operating Cash Flow                           (9,410)      (9,410)            -
paradise repayment
Dry-dock Accrual Addback                               -            -             -
Actual Dry-dock/Other                                  -            -             -

Cash Flows From Financing Activities:
Management fee deferral                                -            -             -
    Proceeds from Notes Payable                        -            -             -
    Principal Payments on Notes                 (250,000)    (250,000)     (250,000)
    Mandatory Prepayments       60%                    -            -             -
    Cash Distributions                          (954,306)           -             -
    Special Distributions                              -            -   (53,702,737)
    Repurchase of Units
Redemption of units-Class Action settlement
Cash Flows from Investing Activities:

    Current Quarter Purchases                          -            -             -
    Fees on Purchases                                  -            -
    Capitalized Costs                                  -            -             -
    Proceeds from Liquidations                    17,399    7,348,421             -
                                              -----------  -----------  ------------
Net Change in Cash                             2,778,822    2,778,822     2,778,822


ENDING CASH BALANCE                           48,849,188   48,840,031    56,734,683




PLM EQUIPMENT GROWTH FUND VI
Income Forecast
OPERATING REVENUES
                                09/30/01   12/31/01   03/31/02   06/30/02   09/30/02   12/31/02   03/31/03   06/30/03   09/30/03

  Aircraft Revenue                908,193    620,743    902,883    913,024    907,013    900,735    802,679    795,831    788,680
  Containers Revenue            1,105,341  1,200,316  1,164,179  1,165,776  1,167,263  1,156,117  1,103,533  1,072,002  1,041,205
  MODU Revenue                          -          -          -          -          -          -          -          -          -
  Railcars Revenue                827,227    878,453    915,070    973,118    962,271    963,740    958,061    968,688    945,882
  Trailers Revenue                222,924    277,304    243,584    243,584    243,584    243,584    231,308    231,308    231,308
  Vessels Revenue               1,170,993  1,207,500  1,181,250    964,688  1,183,350  1,183,350          -          -          -
  Redeployment (Net)                    -          -          -          -          -          -          -          -          -
  Interest Revenue                178,851    232,384    136,064    142,689    250,880    254,790    271,012    285,252    289,097
  Other Revenue                         -
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total                     4,413,529  4,416,699  4,543,029  4,402,878  4,714,361  4,702,316  3,366,593  3,353,081  3,296,171

OPERATING EXPENSES
    Direct Operating Expenses

   Air Expenses                    37,678    138,985     66,602     57,066     55,875    143,155     64,899     55,607     54,447
   Container Expenses              15,261      3,000      3,000      3,000      3,000      3,000      3,000      3,000      3,000
   MODU Expenses                        -          -          -          -          -          -          -          -          -
   Rail Expenses                  444,660    313,605    323,013    323,013    321,844    321,259    329,693    329,693    329,659
   Trailer Expense                151,880    131,977    119,022    118,553    122,237    135,936    122,592    122,110    125,904
   Vessel Expenses                617,088    664,920    650,744    643,999    652,096    652,096          -          -          -
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total                     1,266,567  1,252,487  1,162,380  1,145,632  1,155,053  1,255,446    520,184    510,409    513,011


   Indirect Operating Expense

  Legal                            41,395      3,992      6,849      3,226      4,625      3,390      5,571      2,585      3,655
  Audit                            38,364     22,756     23,439     23,439     23,439     23,439     24,142     24,142     24,142
  Insurance                        16,125     13,542     43,856      8,240     10,327     11,501     35,671      6,603      8,159
  Other                           154,683    140,339    145,831    147,953    136,063    117,533    142,435    144,893    128,103
  Management Fees                 219,899    220,203    228,450    222,157    232,285    231,705    166,936    165,966    162,687
  Interest Expense              1,571,872    397,500    187,500    403,125    381,908    360,691    339,474    318,257    297,039
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total                      2,042,338    798,332    635,925    808,140    788,646    748,258    714,227    662,445    623,785


  Total All Expenses            3,308,905  2,050,819  1,798,305  1,953,771  1,943,699  2,003,704  1,234,411  1,172,854  1,136,796
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

NET OPERATING
CASH FLOW                       1,104,624  2,365,881  2,744,723  2,449,107  2,770,662  2,698,611  2,132,182  2,180,227  2,159,375


PLM EQUIPMENT GROWTH FUND VI
Income Forecast
OPERATING REVENUES
                                12/31/03
------------------------------  ---------

  Aircraft Revenue                781,211
  Containers Revenue            1,000,385
  MODU Revenue
  Railcars Revenue                937,755
  Trailers Revenue                226,574
  Vessels Revenue                       -
  Redeployment (Net)                    -
  Interest Revenue                283,649
  Other Revenue
------------------------------  ---------
      Total                     3,229,573

OPERATING EXPENSES
    Direct Operating Expenses

   Air Expenses                   139,494
   Container Expenses               3,000
   MODU Expenses                        -
   Rail Expenses                  329,643
   Trailer Expense                134,283
   Vessel Expenses                      -
------------------------------  ---------
      Total                       606,420


   Indirect Operating Expense

  Legal                             3,162
  Audit                            24,142
  Insurance                        10,726
  Other                           117,173
  Management Fees                 159,691
  Interest Expense                275,822
------------------------------  ---------
     Total                        590,716


  Total All Expenses            1,197,136
------------------------------  ---------

NET OPERATING
CASH FLOW                       2,032,437





PLM EQUIPMENT GROWTH FUND VI
Income Forecast
OPERATING REVENUES
                                03/31/04   06/30/04   09/30/04   12/31/04   03/31/05   06/30/05   09/30/05   12/31/05   03/31/06
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

  Aircraft Revenue                773,410    765,263    700,898    569,200    569,200    569,200    569,200    569,200    345,640
  Containers Revenue              940,964    885,236    842,192    792,657    729,900    694,753    661,272    622,642    573,598
  MODU Revenue                          -          -          -          -
  Railcars Revenue                925,561    928,692    918,373    916,658    907,132    878,327    880,877    823,733    797,007
  Trailers Revenue                201,393    192,924    184,767    176,925    165,792    158,731    151,976    145,529    136,358
  Vessels Revenue                       -          -          -          -          -          -          -          -          -
  Redeployment (Net)                    -    810,000  1,458,000  1,458,000  1,458,000  1,458,000  1,458,000  1,458,000  1,458,000
  Interest Revenue                277,257    222,579     98,194     47,073     68,058     76,232     85,785     95,148    103,503
  Other Revenue
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total                     3,118,585  3,804,693  4,202,424  3,960,513  3,898,081  3,835,243  3,807,110  3,714,251  3,414,107

OPERATING EXPENSES
    Direct Operating Expenses

   Air Expenses                    66,846     57,275     56,080    126,349     60,547     51,878     50,796    130,140     62,363
   Container Expenses               3,000      3,000      3,000      3,000      3,000      3,000      3,000      3,000      3,000
   MODU Expenses                        -
   Rail Expenses                  339,498    339,498    335,737    335,721    345,110    338,641    338,498    319,076    310,301
   Trailer Expense                115,932    110,695    109,206    116,384    100,396     95,834     94,516    100,765     86,956
   Vessel Expenses                      -          -          -          -          -          -          -          -          -
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
      Total                       525,276    510,468    504,023    581,454    509,053    489,353    486,810    552,981    462,621


   Indirect Operating Expense

  Legal                             5,326      3,239      5,235      4,223      7,155      3,331      4,711      4,090      6,879
  Audit                            24,866     24,866     24,866     24,866     25,612     25,612     25,612     25,612     26,380
  Insurance                        34,104      8,275     11,688     14,327     45,814      8,509     10,518     13,876     44,047
  Other                           144,550    155,105    147,910    132,064    157,629    159,702    144,952    132,970    159,788
  Management Fees                 154,451    191,798    219,628    214,005    209,644    205,517    203,684    197,430    181,470
  Interest Expense                254,605    233,388    212,171    190,954    169,737    148,520    127,303    106,086     84,868
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total                        617,902    616,671    621,499    580,440    615,591    551,191    516,779    480,063    503,433


  Total All Expenses            1,143,179  1,127,139  1,125,522  1,161,893  1,124,644  1,040,544  1,003,589  1,033,044    966,054
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

NET OPERATING
CASH FLOW                       1,975,407  2,677,553  3,076,902  2,798,619  2,773,438  2,794,698  2,803,520  2,681,207  2,448,053


PLM EQUIPMENT GROWTH FUND VI
Income Forecast
OPERATING REVENUES
                                06/30/06   09/30/06   12/31/06   03/31/07
------------------------------  ---------  ---------  ---------  ---------

  Aircraft Revenue                315,000    315,000    315,000         -
  Containers Revenue              546,168    520,023    252,228         -
  MODU Revenue
  Railcars Revenue                784,428    775,420          -         -
  Trailers Revenue                130,651    125,245     61,271         -
  Vessels Revenue                       -          -          -         -
  Redeployment (Net)            1,458,000  1,458,000    729,000         -
  Interest Revenue                110,063    114,967     97,032   362,202
  Other Revenue
------------------------------  ---------  ---------  ---------  ---------
      Total                     3,344,310  3,308,655  1,454,531   362,202

OPERATING EXPENSES
    Direct Operating Expenses

   Air Expenses                    53,434     52,320    134,044    10,355
   Container Expenses               3,000      3,000      3,000         -
   MODU Expenses
   Rail Expenses                  304,230    301,509          -         -
   Trailer Expense                 83,103     82,065          -         -
   Vessel Expenses                      -          -          -         -
------------------------------  ---------  ---------  ---------  ---------
      Total                       443,767    438,894    137,044    10,355


   Indirect Operating Expense

  Legal                             3,181      4,509      3,918         -
  Audit                            26,380     26,380     26,380         -
  Insurance                         8,125     10,066     13,291         -
  Other                           161,952    145,574    133,487         -
  Management Fees                 177,401    175,193     69,100         -
  Interest Expense                 63,651     42,434     21,217        (0)
------------------------------  ---------  ---------  ---------  ---------
     Total                        440,691    404,157    267,394        (0)


  Total All Expenses              884,458    843,050    404,438    10,355
------------------------------  ---------  ---------  ---------  ---------

NET OPERATING
CASH FLOW                       2,459,852  2,465,604  1,050,093   351,847



PLM EQUIPMENT GROWTH FUND VI
Reconciliation Of Cash balances

                                        09/30/01      12/31/01     03/31/02     06/30/02     09/30/02     12/31/02     03/31/03
                                       -----------  ------------  -----------  -----------  -----------  -----------  -----------

BEGINNING CASH BALANCE                 18,173,856    19,007,586    2,762,626   20,067,608   20,073,193   20,693,218   22,668,728

Net Operating Cash Flow                 1,104,624     2,365,881    2,744,723    2,449,107    2,770,662    2,698,611    2,132,182

Non-Operating Cash Flow                 1,134,080       124,112      129,623      135,378      141,389      147,667      154,223

Dry-dock Accrual Addback                        -        12,824       12,824        6,341            -            -            -
Actual Dry-dock/Other                           -             -            -     (262,500)           -            -            -

Cash Flows From Financing Activities:
management fee deferral                        --            --       57,113       55,539       58,071       57,926       41,734
    Proceeds from Notes Payable                 -    15,000,000   15,000,000            -            -            -            -
    Principal Payments on Notes                 -   (30,000,000)    (750,000)  (1,539,474)  (1,539,474)  (1,539,474)  (1,539,474)
    Debt fees                                   -    (1,069,364)           -            -            -      (61,579)           -
    Cash Distributions                          -             -            -     (948,254)    (948,254)    (948,254)    (948,254)
    Special Distributions                       -             -            -            -            -            -            -
    Repurchase of Units                         -             -            -            -            -            -            -
6% special redemption
 for lawsuit settlement                              (2,767,587)
Cash Flows from Investing Activities:
    Lease Negotiation Fees               (150,573)
    Current Quarter Purchases                   -             -            -            -            -            -            -
    Fees on Purchases                  (1,310,006)            -            -            -            -            -            -
    Capitalized Costs                           -             -            -            -            -            -            -
    Proceeds from Liquidations
                                           55,605        89,175      110,700      109,447      137,630    1,620,613      462,386
-------------------------------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------
Net Change in Cash                        833,730   (16,244,960)  17,304,982        5,585      620,025    1,975,511      302,797
-------------------------------------  -----------  ------------  -----------  -----------  -----------  -----------  -----------

ENDING CASH BALANCE                    19,007,586     2,762,626   20,067,608   20,073,193   20,693,218   22,668,728   22,971,526


PLM EQUIPMENT GROWTH FUND VI
Reconciliation Of Cash balances

                                        06/30/03     09/30/03     12/31/03      03/31/04
                                       -----------  -----------  -----------  ------------

BEGINNING CASH BALANCE                 22,971,526   23,284,003   22,099,759    22,261,424

Net Operating Cash Flow                 2,180,227    2,159,375    2,032,437     1,975,407

Non-Operating Cash Flow                   161,071      168,222      175,691       183,492

Dry-dock Accrual Addback                        -            -            -             -
Actual Dry-dock/Other                           -            -            -             -

Cash Flows From Financing Activities:
management fee deferral                    41,492       40,672       39,923        38,613
    Proceeds from Notes Payable                 -            -            -             -
    Principal Payments on Notes        (1,539,474)  (1,539,474)  (1,539,474)   (1,539,474)
    Debt fees                                   -            -      (46,184)           --
    Cash Distributions                   (948,254)    (948,254)    (948,254)     (948,254)
    Special Distributions                       -   (1,465,484)           -    (1,293,074)
    Repurchase of Units                         -            -            -             -
6% special redemption
 for lawsuit settlement
Cash Flows from Investing Activities:
    Lease Negotiation Fees
    Current Quarter Purchases                   -            -            -   (15,000,000)
    Fees on Purchases                           -            -            -      (825,000)
    Capitalized Costs                           -            -            -             -
    Proceeds from Liquidations
                                          417,416      400,698      447,526     8,498,004
-------------------------------------  -----------  -----------  -----------  ------------
Net Change in Cash                        312,477   (1,184,244)     161,665    (8,910,287)
-------------------------------------  -----------  -----------  -----------  ------------

ENDING CASH BALANCE                    23,284,003   22,099,759   22,261,424    13,351,137





PLM EQUIPMENT GROWTH FUND VI
Reconciliation Of Cash balances

                                         06/30/04     09/30/04     12/31/04     03/31/05     06/30/05     09/30/05     12/31/05
                                       ------------  -----------  -----------  -----------  -----------  -----------  -----------

BEGINNING CASH BALANCE                  13,351,137    2,359,926    5,171,697    5,717,575    6,479,617    7,245,911    7,977,711

Net Operating Cash Flow                  2,677,553    3,076,902    2,798,619    2,773,438    2,794,698    2,803,520    2,681,207

Non-Operating Cash Flow                    191,639            -            -            -            -            -            -

Dry-dock Accrual Addback                         -            -            -            -            -            -            -
Actual Dry-dock/Other                            -            -            -            -            -            -            -

Cash Flows From Financing Activities:
management fee deferral                     47,949     (239,516)    (239,516)
    Proceeds from Notes Payable
    Principal Payments on Notes         (1,539,474)  (1,539,474)  (1,539,474)  (1,539,474)  (1,539,474)  (1,539,474)  (1,539,474)
    Debt fees                                   --           --      (30,789)          --           --           --      (15,395)
    Cash Distributions                    (948,254)    (948,254)    (948,254)    (948,254)    (948,254)    (948,254)    (948,254)
    Special Distributions                        -            -            -            -            -            -            -
    Repurchase of Units
6% special redemption
for lawsuit settlement
Cash Flows from Investing Activities:
    Lease Negotiation Fees                       -
    Current Quarter Purchases          (12,000,000)           -            -
    Fees on Purchases
    Capitalized Costs
    Proceeds from Liquidations
                                           579,375    2,462,113      505,291      476,332      459,323      416,008      427,027
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------
Net Change in Cash                     (10,991,211)   2,811,771      545,878      762,042      766,294      731,800      605,112
-------------------------------------  ------------  -----------  -----------  -----------  -----------  -----------  -----------

ENDING CASH BALANCE                      2,359,926    5,171,697    5,717,575    6,479,617    7,245,911    7,977,711    8,582,823


PLM EQUIPMENT GROWTH FUND VI
Reconciliation Of Cash balances

                                        03/31/06     06/30/06     09/30/06     12/31/06      03/31/07
                                       -----------  -----------  -----------  -----------  ------------

BEGINNING CASH BALANCE                  8,582,823    9,027,310    9,367,334    6,157,770    51,794,539

Net Operating Cash Flow                 2,448,053    2,459,852    2,465,604    1,050,093       351,847

Non-Operating Cash Flow                         -            -            -            -             -

Dry-dock Accrual Addback                        -            -            -            -             -
Actual Dry-dock/Other                           -            -            -            -             -

Cash Flows From Financing Activities:
management fee deferral
    Proceeds from Notes Payable
    Principal Payments on Notes        (1,539,474)  (1,539,474)  (1,539,474)  (1,539,474)
    Debt fees                                  --           --           --            0
    Cash Distributions                   (948,254)    (948,254)    (948,254)    (948,254)            -
    Special Distributions                       -            -   (3,519,643)           -   (52,146,386)
    Repurchase of Units
6% special redemption
for lawsuit settlement
Cash Flows from Investing Activities:
    Lease Negotiation Fees
    Current Quarter Purchases
    Fees on Purchases
    Capitalized Costs
    Proceeds from Liquidations
                                          484,162      367,900      332,202   47,074,403             -
-------------------------------------  -----------  -----------  -----------  -----------  ------------
Net Change in Cash                        444,487      340,025   (3,209,564)  45,636,768   (51,794,539)
-------------------------------------  -----------  -----------  -----------  -----------  ------------

ENDING CASH BALANCE                     9,027,310    9,367,334    6,157,770   51,794,539             -








PLM EQUIPMENT GROWTH FUND VII
Income Forecast

OPERATING REVENUES
                                09/30/02   12/31/02   03/31/03   06/30/03   09/30/03   12/31/03   03/31/04   06/30/04   09/30/04
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
  Aircraft Revenue                757,339    486,000    486,000    486,000    486,000    486,000    486,000    486,000    486,000
  Containers                    1,686,923  1,680,712  1,636,753  1,654,720  1,664,036  1,653,220  1,609,446  1,602,871  1,596,161
  Railcars Revenue                597,472    586,349    577,322    573,089    574,561    543,137    523,539    543,492    544,491
  Trailers Revenue                174,497    174,497    165,703    165,703    165,703    162,998    146,183    141,477    137,086
  Vessels Revenue               1,389,568  1,389,568  1,359,360  1,374,464  1,389,568  1,389,568  1,374,464  1,374,464  1,389,568
  Redeployment (Net)              157,500    367,500    367,500    367,500    583,500    583,500    583,500    799,500    799,500
  Interest Revenue                 37,212     37,646     27,801     43,585     43,278     45,205     56,590     41,268     44,113
  Other                                 -          -          -          -          -          -          -          -          -
      Total                     4,800,511  4,722,272  4,620,438  4,665,061  4,906,646  4,863,628  4,779,722  4,989,072  4,996,919
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

OPERATING EXPENSES
    Direct Operating Expenses

  Air Expenses                     39,316     29,771     23,858     27,321     32,831     24,860     24,574     28,141     33,816
  Containers                        1,545      1,545     36,421     36,808     40,756     40,731     48,876     48,796     49,072
  Rail Expenses                   204,407    203,821    206,379    197,420    197,420    192,609    198,233    197,781    197,781
  Trailer Expense                  87,568     97,381     87,822     87,475     90,195     98,665     86,026     82,929     82,852
  Vessel Expenses                 549,424    549,424    537,480    543,452    549,424    549,424    543,452    543,452    549,424
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total                        882,259    881,943    891,961    892,477    910,625    906,289    901,161    901,098    912,944


   Indirect Operating Expense

  Legal                             5,845      5,274      9,057      5,639      5,919      5,592      9,928      5,964      6,244
  Audit                            18,282     18,282     18,831     18,831     18,831     18,831     19,396     19,396     19,396
  Insurance                        11,135     14,137     53,810     11,284     11,276     14,990     58,987     11,934     11,895
  Other                           168,995    160,326    184,262    206,268    173,170    166,773    192,519    213,711    179,664
  Management Fees                 235,364    230,156    224,775    224,651    235,741    232,166    226,677    236,245    235,162
  Interest Expense                252,508    252,508    197,983    197,983    197,983    197,983    143,458    143,458    143,458
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
     Total                        692,130    680,684    688,718    664,656    642,919    636,335    650,964    630,707    595,818


  Total All Expenses            1,574,389  1,562,626  1,580,679  1,557,133  1,553,544  1,542,624  1,552,125  1,531,805  1,508,762
------------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET OPERATING CASH FLOW         3,226,122  3,159,646  3,039,759  3,107,928  3,353,102  3,321,004  3,227,596  3,457,267  3,488,157
==============================  =========  =========  =========  =========  =========  =========  =========  =========  =========


PLM EQUIPMENT GROWTH FUND VII
Income Forecast

OPERATING REVENUES
                                12/31/04
------------------------------  ---------
  Aircraft Revenue                486,000
  Containers                    1,581,276
  Railcars Revenue                542,800
  Trailers Revenue                132,694
  Vessels Revenue                 936,448
  Redeployment (Net)              799,500
  Interest Revenue                 73,744
  Other                                 -
------------------------------  ---------
      Total                     4,552,462


OPERATING EXPENSES
    Direct Operating Expenses

  Air Expenses                     25,606
  Containers                       48,819
  Rail Expenses                   197,507
  Trailer Expense                  90,691
  Vessel Expenses                 370,264
------------------------------  ---------
     Total                        732,887


   Indirect Operating Expense

  Legal                             4,919
  Audit                            19,396
  Insurance                        13,184
  Other                           163,159
  Management Fees                 209,930
  Interest Expense                143,458
------------------------------  ---------
     Total                        554,045


  Total All Expenses            1,286,932
------------------------------  ---------
NET OPERATING CASH FLOW         3,265,530
==============================  =========





PLM EQUIPMENT GROWTH FUND VII
Income Forecast

OPERATING REVENUES
                                03/31/05   06/30/05   09/30/05   12/31/05    03/31/06    06/30/06    09/30/06   12/31/06
------------------------------  ---------  ---------  ---------  ---------  ----------  ----------  ----------  ---------
  Aircraft Revenue                486,000    486,000    486,000    486,000    335,611     315,000     315,000    315,000
  Containers                    1,512,393  1,507,343  1,469,122  1,425,964  1,347,667   1,317,219   1,035,592          -
  Railcars Revenue                525,225    513,289    518,354    498,573    451,996     449,691     445,747          -
  Trailers Revenue                125,572    121,274    117,283    113,598    107,525     103,920     100,316     49,257
  Vessels Revenue                       -          -          -          -          -           -           -          -
  Redeployment (Net)              961,500    961,500    961,500    961,500    961,500     961,500     961,500    480,750
  Interest Revenue                 85,356     93,347     74,292     55,638     35,385      13,146      34,830     52,971
  Other                                 -          -          -          -          -           -           -          -
------------------------------  ---------  ---------  ---------  ---------  ----------  ----------  ----------  ---------
      Total                     3,696,047  3,682,753  3,626,552  3,541,273  3,239,684   3,160,476   2,892,985    897,978


OPERATING EXPENSES
    Direct Operating Expenses

  Air Expenses                     25,311     28,985     34,830     26,374     26,070      29,854      35,875     27,165
  Containers                       68,259     68,460    119,227    117,829    186,527     185,504     183,844          -
  Rail Expenses                   197,597    196,524    196,524    191,123    173,902     171,551     170,266          -
  Trailer Expense                  79,127     75,990     75,811     83,082     72,581
  Vessel Expenses                       -          -          -          -          -           -           -          -
------------------------------  ---------  ---------  ---------  ---------  ----------  ----------  ----------  ---------
     Total                        370,295    369,959    426,393    418,409    459,080     386,910     389,985     27,165


   Indirect Operating Expense

  Legal                             8,399      5,028      5,242      4,920      8,324       4,957       4,822        268
  Audit                            19,977     19,977     19,977     19,977     20,577      20,577      20,577     20,577
  Insurance                        49,902     10,061      9,986     13,187     49,454       9,920       9,186        720
  Other                           189,980    211,131    174,580    166,554    194,188     215,680     174,730    122,410
  Management Fees                 166,359    163,855    162,575    159,105    145,232     142,611     140,944     62,289
  Interest Expense                 70,758     70,758     70,758     70,758     (1,942)     (1,942)     (1,942)    (1,942)
------------------------------  ---------  ---------  ---------  ---------  ----------  ----------  ----------  ---------
     Total                        505,376    480,810    443,119    434,501    415,832     391,803     348,316    204,322


  Total All Expenses              875,671    850,769    869,512    852,910    874,912     778,713     738,301    231,488
------------------------------  ---------  ---------  ---------  ---------  ----------  ----------  ----------  ---------
NET OPERATING CASH FLOW         2,820,375  2,831,984  2,757,040  2,688,363  2,364,772   2,381,764   2,154,685    666,491
==============================  =========  =========  =========  =========  ==========  ==========  ==========  =========


PLM EQUIPMENT GROWTH FUND VII
Income Forecast

OPERATING REVENUES
                                03/31/07
------------------------------  ---------
  Aircraft Revenue                     -
  Containers                           -
  Railcars Revenue                     -
  Trailers Revenue                     -
  Vessels Revenue                      -
  Redeployment (Net)                   -
  Interest Revenue               300,781
  Other                                -
------------------------------  ---------
      Total                      300,781


OPERATING EXPENSES
    Direct Operating Expenses

  Air Expenses                         -
  Containers                           -
  Rail Expenses                        -
  Trailer Expense
  Vessel Expenses                      -
------------------------------  ---------
     Total                             -


   Indirect Operating Expense

  Legal                                0
  Audit                                0
  Insurance                            0
  Other                                0
  Management Fees                      0
  Interest Expense                (1,942)
------------------------------  ---------
     Total                        (1,942)
------------------------------  ---------
  Total All Expenses              (1,942)
------------------------------  ---------
NET OPERATING CASH FLOW          302,723
==============================  =========


PLM  EQUIPMENT  GROWTH  FUND  VII
Reconciliation  Of  Cash  balances



                                        09/30/02     12/31/02     03/31/03     06/30/03     09/30/03     12/31/03     03/31/04
-------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

BEGINNING CASH BALANCE                  4,035,871    1,987,472    2,460,622    4,512,980    2,411,462    4,821,283    4,233,093
                                                -            -            -            -            -            -            -
Net Operating Cash Flow                 3,226,122    3,159,646    3,039,759    3,107,928    3,353,102    3,321,004    3,227,596
                                                -            -            -            -            -            -            -
Non-Operating Cash Flow                         -            -            -            -            -            -            -
                                                -            -            -            -            -
Dry-dock Accrual Addback                        -            -            -            -            -            -            -
Actual Dry-dock/Other                           -            -            -            -            -            -            -
Management fee deferral                         -            -            -            -            -            -            -
Cash Flows From Financing Activities:           -            -            -            -            -            -            -
                                                -            -            -            -            -            -            -
    Proceeds from Notes Payable                 -            -            -            -            -            -            -
    Principal Payments on Notes                 -   (3,000,000)           -            -            -   (3,000,000)           -
    Debt fees                                   -            -            -            -            -            -            -
    Cash Distributions                 (1,064,714)  (1,064,714)  (1,064,714)  (1,064,714)  (1,064,714)  (1,064,714)  (1,064,714)
    Special Distributions                       -            -            -            -            -            -            -
    Repurchase of Units                         -            -            -            -            -            -            -
  5% special redemption for
   lawsuit settlement                           -            -            -            -            -            -            -
Cash Flows from Investing Activities:           -            -            -            -            -            -            -
                                                -            -            -            -            -            -            -
    Current Quarter Purchases          (4,000,000)           -            -   (4,000,000)           -            -   (4,000,000)
    Fees on Purchases                    (220,000)           -            -     (220,000)           -            -     (220,000)
    Capitalized Costs                           -            -            -            -            -            -            -
    Proceeds from Liquidations
                                           10,193    1,378,218       77,313       75,268      121,433      155,520      193,765
-------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net Change in Cash                     (2,048,399)     473,150    2,052,359   (2,101,518)   2,409,821     (588,190)  (1,863,353)
-------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

ENDING CASH BALANCE                     1,987,472    2,460,622    4,512,980    2,411,462    4,821,283    4,233,093    2,369,740



                                        06/30/04     09/30/04
-------------------------------------  -----------  -----------

BEGINNING CASH BALANCE                  2,369,740    4,688,369
                                                -            -
Net Operating Cash Flow                 3,457,267    3,488,157
                                                -            -
Non-Operating Cash Flow                         -            -

Dry-dock Accrual Addback                        -            -
Actual Dry-dock/Other                           -            -
Management fee deferral                         -            -
Cash Flows From Financing Activities:           -            -
                                                -            -
    Proceeds from Notes Payable                 -
    Principal Payments on Notes                 -            -
    Debt fees                                   -            -
    Cash Distributions                 (1,330,892)  (1,330,892)
    Special Distributions                       -            -
    Repurchase of Units                         -            -
  5% special redemption for
   lawsuit settlement                           -            -
Cash Flows from Investing Activities:           -            -
                                                -            -
    Current Quarter Purchases                   -
    Fees on Purchases                           -            -
    Capitalized Costs                           -            -
    Proceeds from Liquidations
                                          192,255      264,980
Net Change in Cash                      2,318,629    2,422,244
-------------------------------------  -----------  -----------

ENDING CASH BALANCE                     4,688,369    7,110,614




PLM  EQUIPMENT  GROWTH  FUND  VII
Reconciliation  Of  Cash  balances



                                        12/31/04     03/31/05     06/30/05     09/30/05     12/31/05     03/31/06     06/30/06
-------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

BEGINNING CASH BALANCE                  7,110,614    6,546,394    8,389,072    3,497,721    5,404,312      257,308    1,845,972
                                                -            -            -            -            -            -            -
Net Operating Cash Flow                 3,265,530    2,820,375    2,831,984    2,757,040    2,688,363    2,364,772    2,381,764
                                                -            -            -            -            -            -            -
Non-Operating Cash Flow                         -            -            -            -            -            -            -
                                                -            -            -            -            -            -            -
Dry-dock Accrual Addback                        -            -            -            -            -            -            -
Actual Dry-dock/Other                           -            -            -            -            -            -            -
  Management fee deferral                       -       41,590       40,964       40,644       39,776       36,308       35,653
Cash Flows From Financing Activities:           -            -            -            -            -            -            -
                                                -            -            -            -            -            -            -
    Proceeds from Notes Payable                 -            -            -            -            -            -            -
    Principal Payments on Notes        (4,000,000)           -            -            -   (4,000,000)           -            -
    Debt fees                                   -            -            -            -            -            -            -
    Cash Distributions                 (1,330,892)  (1,330,892)  (1,330,892)  (1,330,892)  (1,330,892)  (1,330,892)  (1,064,714)
    Special Distributions                       -            -   (6,774,590)           -   (3,000,000)           -            -
    Repurchase of Units                         -            -            -            -            -            -            -
  5% special redemption for
   lawsuit settlement                           -            -            -            -            -            -            -
Cash Flows from Investing Activities:           -            -            -            -            -            -            -
                                                -            -            -            -            -            -            -
    Current Quarter Purchases          (3,000,000)           -            -            -            -            -            -
    Fees on Purchases                    (165,000)           -            -            -            -            -            -
    Capitalized Costs                           -            -            -            -            -            -            -
    Proceeds from Liquidations
                                        4,666,143      311,605      341,184      439,799      455,749      518,476      528,188
Net Change in Cash                       (564,220)   1,842,678   (4,891,350)   1,906,591   (5,147,004)   1,588,664    1,880,891
-------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

ENDING CASH BALANCE                     6,546,394    8,389,072    3,497,721    5,404,312      257,308    1,845,972    3,726,863


                                        09/30/06     12/31/06      03/31/07
-------------------------------------  -----------  -----------  ------------

BEGINNING CASH BALANCE                  3,726,863    4,748,537    43,376,366
                                                -            -             -
Net Operating Cash Flow                 2,154,685      666,491       302,723
                                                -            -             -
Non-Operating Cash Flow                         -            -             -
                                                -            -             -
Dry-dock Accrual Addback                        -            -             -
Actual Dry-dock/Other                           -            -             -
  Management fee deferral                (117,467)    (117,467)
Cash Flows From Financing Activities:           -            -             -
                                                -            -             -
    Proceeds from Notes Payable                 -            -             -
    Principal Payments on Notes                 -            -             -
    Debt fees                                   -            -             -
    Cash Distributions                          -            -             -
    Special Distributions              (3,726,863)  (4,748,537)  (43,679,088)
    Repurchase of Units                         -            -             -
  5% special redemption for
   lawsuit settlement                           -            -             -
Cash Flows from Investing Activities:           -            -             -
                                                -            -             -
    Current Quarter Purchases                   -            -             -
    Fees on Purchases                           -            -             -
    Capitalized Costs                           -            -             -
    Proceeds from Liquidations
                                        2,711,319   42,827,342             -
Net Change in Cash                      1,021,674   38,627,829   (43,376,366)
-------------------------------------  -----------  -----------  ------------

ENDING CASH BALANCE                     4,748,537   43,376,366             -




PLM INCOME FUND I

INCOME FORECAST
10/9/2002

OPERATING REVENUES
                             09/30/02   12/31/02   03/31/03   06/30/03   09/30/03   12/31/03   03/31/04   06/30/04   09/30/04
---------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Aircraft Revenue             1,329,242    315,000    315,000    315,000    315,000    315,000    315,000    315,000    315,000
Containers Revenue           1,431,266  1,427,028  1,377,685  1,388,376  1,403,066  1,397,148  1,366,728  1,324,667  1,334,848
Railcars Revenue               847,019    771,874    806,848    839,537    830,766    822,562    804,320    812,966    809,413
Trailers Revenue               314,095    314,095    298,266    298,266    298,266    292,179    260,055    249,389    239,037
Vessels Revenue              2,208,000  2,208,000          -          -          -          -          -          -          -
Redeployment (Net)                   -          -          -          -          -          -          -          -          -
Interest Revenue               280,079    313,119    321,004    173,358     37,810    146,603    188,652     79,996     36,398
---------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                    6,409,700  5,349,115  3,118,803  3,014,537  2,884,908  2,973,491  2,934,755  2,782,017  2,734,696
---------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                     -          -
OPERATING EXPENSES                   -          -

Direct Operating Expenses            -          -
Air Expenses                    44,078     37,362     44,991     31,642     45,400     38,483     19,083     13,421     19,256
Container Expenses               1,545      1,545     36,907     37,300     38,388     38,388     46,063    107,680    108,181
Rail Expenses                  223,916    222,223    227,140    228,308    228,308    227,682    233,298    234,497    234,497
Trailer Expense                116,424    116,424    116,424    116,424    116,424    111,672    107,184    102,696     98,472
Vessel Expenses              1,196,000  1,196,000          -          -          -          -          -          -          -
---------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total                        1,581,963  1,573,554    425,462    413,674    428,520    416,225    405,628    458,294    460,406

Indirect Operating Expense
Legal                            5,623      6,549     11,668      6,181      5,792      6,745     12,018      6,367      5,966
Audit                           25,000     25,000     25,750     25,750     25,750     25,750     26,523     26,523     26,523
Insurance                       13,948     13,948     60,107     10,775     14,366     14,366     61,910     11,098     14,797
Other                          152,579    158,314    188,458    190,181    147,863    156,724    193,418    195,079    151,707
Management Fees                320,569    264,597    154,360    157,395    157,528    156,649    151,666    150,959    150,916
Interest Expense               348,175    348,175    293,200    293,200    293,200    293,200    238,225    238,225    238,225
---------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total                          865,894    816,583    733,543    683,482    644,499    653,435    683,760    628,250    588,134

 Total All Expenses          2,447,857  2,390,137  1,159,005  1,097,156  1,073,019  1,069,659  1,089,388  1,086,544  1,048,540


NET OPERATING CASH FLOW      3,961,844  2,958,978  1,959,798  1,917,381  1,811,889  1,903,831  1,845,367  1,695,473  1,686,155




PLM INCOME FUND I

INCOME FORECAST
10/9/2002

OPERATING REVENUES                      1997
                                      12/31/04   03/31/05   06/30/05   09/30/05   12/31/05    03/31/06    06/30/06    09/30/06
---------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Aircraft Revenue                        315,000    315,000    315,000    315,000    315,000    315,000     315,000     315,000
Containers Revenue                    1,328,217  1,249,641  1,242,503  1,222,253  1,202,529  1,115,919   1,088,443   1,074,616
Railcars Revenue                        809,519    804,809    792,281    791,911    780,203    783,898     780,216     778,309
Trailers Revenue                        229,312    215,223    206,319    197,722    189,433    177,506     169,997     162,789
Vessels Revenue                               -          -          -          -          -          -           -           -
Redeployment (Net)                            -          -          -          -          -          -           -           -
Interest Revenue                         39,234     23,076      6,413      8,188      9,732    (20,552)    (51,106)    (50,272)
---------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
    Total                             2,721,283  2,607,749  2,562,515  2,535,075  2,496,897  2,371,771   2,302,549   2,280,442
------------------------------------  ---------  ---------  ---------  ---------  ---------  ----------  ----------  ----------

OPERATING EXPENSES

Direct Operating Expenses
Air Expenses                             16,322     19,655     13,824     19,834     16,812     20,245      14,238      20,429
Container Expenses                      107,506    138,114    172,433    222,908    220,111    256,005     252,389     248,869
Rail Expenses                           234,436    240,223    241,453    241,453    241,390    240,747     242,009     241,380
Trailer Expense                          94,512     90,552     86,856     83,160     79,728     76,296      73,128      69,960
Vessel Expenses                               -          -          -          -          -          -           -           -
---------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total                                   452,776    488,544    514,566    567,355    558,041    593,293     581,765     580,638

Indirect Operating Expense
Legal                                     6,948     12,378      6,558      6,145      7,156     12,750       6,755       6,329
Audit                                    26,523     27,318     27,318     27,318     27,318     28,138      28,138      28,138
Insurance                                14,797     63,767     11,431     15,241     15,241     65,680      11,774      15,699
Other                                   160,572    198,183    200,174    155,554    164,624    203,343     205,337     159,394
Management Fees                         147,381    144,950    144,318    142,652    141,418    139,191     139,221     139,391
Interest Expense                        238,225    183,250    183,250    183,250    183,250     91,625      91,625      91,625
---------------------------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total                                   594,445    629,847    573,049    530,161    539,008    540,727     482,849     440,575

 Total All Expenses                   1,047,222  1,118,391  1,087,615  1,097,516  1,097,049  1,134,020   1,064,614   1,021,213


NET OPERATING CASH FLOW               1,674,061  1,489,358  1,474,900  1,437,559  1,399,848  1,237,751   1,237,935   1,259,228


PLM INCOME FUND I

INCOME FORECAST


OPERATING REVENUES
                                      12/31/06   03/31/07    TOTALS

Aircraft Revenue                       315,000             10,914,582  IRR
Containers Revenue                           -          -           0
Railcars Revenue                             -          -   3,623,057
Trailers Revenue                        79,592          -   3,616,364
Vessels Revenue                              -          -   4,929,219
Redeployment (Net)                           -          -           0
                                                                       Assume 5%
                                                                       of prev qtr's
Interest Revenue                       (49,343)               438,131  cash bal.
    Total                              345,249          -  27,129,958
------------------------------------  ---------  --------  ----------

OPERATING EXPENSES

Direct Operating Expenses
Air Expenses                            17,316          -      96,626
Container Expenses                           -          -         678
Rail Expenses                                -          -   1,037,243
Trailer Expense                              -          -   1,043,221
Vessel Expenses                              -          -   2,580,164

Total                                   17,316          -   4,832,191

Indirect Operating Expense
Legal                                    7,371          -     103,419
Audit                                   28,138          -      41,325
Insurance                               15,699          -      38,975
Other                                  163,996          -     474,837
Management Fees                         50,239          -   1,320,710
Interest Expense                        91,625          -   1,417,581
Total                                  357,068          -   3,396,847

 Total All Expenses                    374,384          -   8,229,038


NET OPERATING CASH FLOW                (29,135)         -  18,900,921



PLM INCOME FUND I
Reconciliation Of Cash balances


                                        09/30/02     12/31/02      03/31/03     06/30/03     09/30/03      12/31/03     03/31/04
-------------------------------------  -----------  -----------  ------------  -----------  -----------  ------------  -----------

BEGINNING CASH BALANCE                 23,704,006   26,395,045    24,965,561    2,771,717    3,277,937    20,178,468   10,005,883

Net Operating Cash Flow                 3,961,844    2,958,978     1,959,798    1,917,381    1,811,889     1,903,831    1,845,367

Other Cash Flow from Operations           191,345       41,347        41,347       41,347       41,347        41,347       41,347

Dry-dock Accrual Addback                        -            -             -            -            -             -            -
Actual Dry-dock/Other                           -            -             -            -            -             -            -

Cash Flows From Financing Activities:

Proceeds from Notes Payable                     -            -             -            -            -             -            -
Principal Payments on Notes                     -   (3,000,000)            -            -            -    (3,000,000)           -
Debt fees - N/A                                 -            -             -            -            -             -            -
Cash Distributions                     (1,462,150)  (1,462,150)   (1,462,150)  (1,462,150)  (1,462,150)   (1,462,150)  (1,462,150)
Special Distributions                           -            -   (22,753,411)           -            -   (12,966,318)           -
Other Financing                                 -            -             -            -            -             -            -

Cash Flows from Investing Activities:

Current Quarter Purchases                       -            -             -            -            -             -            -
Fees on Purchases - N/A                         -            -             -            -            -             -            -
Capitalized Costs                               -            -             -            -            -             -            -
Proceeds from Liquidations                      -       32,342        20,572        9,641   16,509,446     5,310,705      156,828
-------------------------------------  -----------  -----------  ------------  -----------  -----------  ------------  -----------
NET CHANGE IN CASH                      2,691,039   (1,429,483)  (22,193,844)     506,219   16,900,531   (10,172,585)     581,392


ENDING CASH BALANCE                    26,395,045   24,965,561     2,771,717    3,277,937   20,178,468    10,005,883   10,587,275


PLM INCOME FUND I
Reconciliation Of Cash balances


                                        06/30/04     09/30/04
-------------------------------------  -----------  -----------

BEGINNING CASH BALANCE                 10,587,275   10,823,865

Net Operating Cash Flow                 1,695,473    1,686,155

Other Cash Flow from Operations            41,347       41,347

Dry-dock Accrual Addback                        -            -
Actual Dry-dock/Other                           -            -

Cash Flows From Financing Activities:

Proceeds from Notes Payable                     -            -
Principal Payments on Notes                     -            -
Debt fees - N/A                                 -            -
Cash Distributions                     (1,657,104)  (1,657,104)
Special Distributions                           -
Other Financing                                 -            -

Cash Flows from Investing Activities:

Current Quarter Purchases                       -            -
Fees on Purchases - N/A                         -            -
Capitalized Costs                               -            -
Proceeds from Liquidations                156,873      146,786
-------------------------------------  -----------  -----------
NET CHANGE IN CASH                        236,590      217,185
-------------------------------------  -----------  -----------

ENDING CASH BALANCE                    10,823,865   11,041,051



PLM INCOME FUND I
Reconciliation Of Cash balances


                                        12/31/04     03/31/05     06/30/05     09/30/05     12/31/05     03/31/06     06/30/06
-------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

BEGINNING CASH BALANCE                 11,041,051    8,238,567    8,374,933    8,522,675    8,621,869    3,677,269    3,733,179

Net Operating Cash Flow                 1,674,061    1,489,358    1,474,900    1,437,559    1,399,848    1,237,751    1,237,935

Other Cash Flow from Operations            41,347       41,347       41,347       41,347       41,347       41,347       41,347

Dry-dock Accrual Addback                        -            -            -            -            -            -            -
Actual Dry-dock/Other                           -            -            -            -            -            -            -

Cash Flows From Financing Activities:

Proceeds from Notes Payable                     -            -            -            -            -            -            -
Principal Payments on Notes            (3,000,000)           -            -            -   (5,000,000)           -            -
Debt fees - N/A                                 -            -            -            -            -            -            -
Cash Distributions                     (1,657,104)  (1,657,104)  (1,657,104)  (1,657,104)  (1,657,104)  (1,657,104)  (1,657,104)
Special Distributions                           -            -            -            -            -            -            -
Other Financing                                 -            -            -            -            -            -            -

Cash Flows from Investing Activities:

Current Quarter Purchases                       -            -            -            -            -            -            -
Fees on Purchases - N/A                         -            -            -            -            -            -            -
Capitalized Costs                               -            -            -            -            -            -            -
Proceeds from Liquidations                139,212      262,765      288,597      277,391      271,309      433,916      455,396
-------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
NET CHANGE IN CASH                     (2,802,484)     136,366      147,742       99,194   (4,944,599)      55,910       77,575
-------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

ENDING CASH BALANCE                     8,238,567    8,374,933    8,522,675    8,621,869    3,677,269    3,733,179    3,810,754


PLM INCOME FUND I
Reconciliation Of Cash balances


                                        09/30/06     12/31/06      03/31/07
-------------------------------------  -----------  -----------  -----------

BEGINNING CASH BALANCE                  3,810,754    3,881,877    28,170,935

Net Operating Cash Flow                 1,259,228      (29,135)            -

Other Cash Flow from Operations            41,347            -             -

Dry-dock Accrual Addback                        -            -             -
Actual Dry-dock/Other                           -            -             -

Cash Flows From Financing Activities:

Proceeds from Notes Payable                     -            -             -
Principal Payments on Notes                     -   (5,000,000)            -
Debt fees - N/A                                 -            -             -
Cash Distributions                     (1,657,104)  (1,657,104)            -
Special Distributions                           -            -   (28,170,935)
Other Financing                                 -            -             -

Cash Flows from Investing Activities:

Current Quarter Purchases                       -            -             -
Fees on Purchases - N/A                         -            -             -
Capitalized Costs                               -            -             -
Proceeds from Liquidations                427,650   30,975,297             -
-------------------------------------  -----------  -----------  -----------
NET CHANGE IN CASH                         71,123   24,289,058   (28,170,935)
-------------------------------------  -----------  -----------  -----------
ENDING CASH BALANCE                     3,881,877   28,170,935             -

                             AFG INVESTMENT TRUST D
                                 200 Nyala Farms
                           Westport, Connecticut 06880
                             Consent of Beneficiary

                  (SOLICITED ON BEHALF OF THE MANAGING TRUSTEE)

I  have  received  and reviewed the Solicitation Statement dated February 11,
2003    (the  "Solicitation  Statement"),  from  AFG Investment Trust D (the
"Trust") concerning the five proposals. For purposes of Article XII, Section 12.1, of the Trust Agreement, I hereby vote as follows. If this signed Consent contains no specific voting instructions, my Interests will be voted FOR the adoption of each of the Proposals.


THE  MANAGING  TRUSTEE  RECOMMENDS  A  VOTE  FOR  THE  ADOPTION  OF  EACH OF THE
PROPOSALS.

(1) To allow PLM International, Inc., MILPI Holdings, LLC and the subsidiaries and affiliates that they control, to continue to operate their ongoing business making investments after December 31, 2002, notwithstanding the end of the reinvestment period for the Trust.
______  FOR     ______  AGAINST     ______  ABSTAIN
(2) To approve a transaction whereby a newly formed subsidiary of PLM, RMLP, Inc., will receive a contribution from Semele Group, Inc. of partnership interests in BMIF/BSLF II Rancho Malibu Limited Partnership, a partnership that owns and is developing approximately 270 acres of land in Malibu, California in exchange for $5.5 million in cash, a $2.5 million promissory note and 182 shares of common stock of RMLP, Inc.
______  FOR     ______  AGAINST     ______  ABSTAIN
(3) To amend Section 7.5 of the Trust Agreement to approve grants and exercises of rights of first refusal in connection with joint ventures between the Trust and its affiliates.
______  FOR     ______  AGAINST     ______  ABSTAIN
(4) To approve the purchase by MILPI Holdings, LLC of the membership interests in MILPI Holdings, LLC held by AFG Investment Trust A and AFG Investment Trust B, which would give the Trust, together with AFG Investment Trust C, shared 100% ownership of MILPI Holdings, LLC.
______  FOR     ______  AGAINST     ______  ABSTAIN
(5) To allow the Trust, in its operation of PLM International, Inc., to enter into business arrangements with affiliates of the Trust in the ordinary course of business on terms no less favorable than those that they would receive if such arrangements were being entered into with independent third parties.
______  FOR     ______  AGAINST     ______  ABSTAIN
     A properly executed Consent of Beneficiary received by the Managing Trustee will be voted in accordance with the directions indicated above. If no specific voting instructions are indicated, a properly executed Consent of Beneficiary received by the Managing Trustee will be voted FOR Proposals 1 through 5.

Number  of  Class  A  Beneficiary  Interests  Held:  __________
Number  of  Class  B  Beneficiary  Interests  Held:  __________
If  the  Beneficiary  is  an  Individual:

Signature  Date          Signature  Date

Print  Name          Print  Name
-----------          -----------

         (IF JOINT TENANTS OR TENANTS-IN-COMMON, BOTH OWNERS MUST SIGN):
If  the  Beneficiary  is  a  Corporation,  Partnership  or  Trust:

  Name  of  Entity

  Signature

  Print  Name

Title          Date

THIS  CONSENT  FORM MAY BE RETURNED BY FAX, MAIL OR HAND-DELIVERY. PLEASE RETURN
THIS CONSENT FORM NO LATER THAN MARCH 14, 2003 (SUBJECT TO EXTENSION AT THE DISCRETION OF THE MANAGING TRUSTEE), TO:



                             THE ALTMAN GROUP, INC.

By Hand-Delivery/Overnight Courier: 1275 Valley Brook Avenue, Lyndhurst, New Jersey 07071
By Facsimile: (201) 460-0050
By Mail: P.O. Box 238, Lyndhurst, New Jersey 07071-9902
Telephone: (800) 217-0538


In the event that a sufficient number of consents required for the adoption - or rejection - of the proposals has not been received by March 14, 2003, the Managing Trustee may, at its discretion, extent the deadline for up to 90 days, in which case the Managing Trustee will provide notice to Beneficiaries by means of a press release or a letter mailed to each Beneficiary.